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INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
Registration No. 333-237460

PROSPECTUS

BAIN CAPITAL SPECIALTY FINANCE, INC.

Up to 12,912,453 Shares of Common Stock
Issuable Upon Exercise of Rights
to Subscribe for Such Shares

           We are an externally managed specialty finance company focused on lending to middle market companies that has elected to be regulated as a business development company ("BDC"), under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "1940 Act"). Our primary focus is capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle market companies with between $10.0 million and $150.0 million in annual earnings before interest, taxes, depreciation and amortization. We focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, on an opportunistic basis, and in secondary purchases of assets or portfolios, but such investments are not the principal focus of our investment strategy.

           We are managed by our investment adviser, BCSF Advisors, LP, a subsidiary of Bain Capital Credit, LP (the "Advisor").

           We are issuing transferable subscription rights to our stockholders of record as of 5:00 p.m., New York City time, on May 13, 2020, entitling the holders thereof to subscribe for up to an aggregate of 12,912,453 shares of our common stock. Record date stockholders will receive one right for each outstanding share of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every four rights held. The subscription price per share will be 92.5% of the volume-weighted average of the market prices of our shares of common stock on the New York Stock Exchange for the five consecutive trading days ending on the expiration date of the offering. Because the subscription price will be determined on the expiration date, rights holders will generally not know the subscription price at the time of exercise. In addition, record date stockholders who fully exercise their rights will be entitled to subscribe, subject to the limitations described in this prospectus and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights.

           Certain affiliates of the Advisor have indicated that they intend to fully exercise their rights to over-subscribe in order to make an aggregate investment of up to $50 million in shares of our common stock. See "The Offering—Over-Subscription Privilege."

           As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in the Company than they owned prior to the offer. In addition, because the subscription price per share will likely be less than the net asset value ("NAV") per share, based on our current market price, the offer will likely result in an immediate dilution of NAV per share for all of our stockholders. This offering will also cause dilution in the distributions per share we are able to distribute subsequent to completion of the offering. Such dilution is not currently determinable because it is not known how many shares will be subscribed for or what the NAV or market price of our common stock will be on the expiration date for the offer. If the subscription price per share is substantially less than the current NAV per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our NAV per share, then all stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their rights. See "Risk Factors—Your economic and voting interest in the Company, as well as your proportionate interest in our NAV, may be diluted as a result of this rights offering" and "Dilution" in this prospectus for more information.

           After giving effect to the sale of shares of our common stock in this offering, assuming all rights are exercised at an estimated subscription price of $9.46 per share, and our receipt of the estimated net proceeds from that sale, our "as adjusted" NAV would be approximately $1,011.4 million, or approximately $15.67 per share, representing immediate dilution of approximately $1.62 per share to our existing stockholders. Rights holders may not know the subscription price at the time of exercise and will be required initially to pay for both the common stock subscribed for pursuant to the primary subscription and, if eligible, any additional common stock subscribed for pursuant to the over-subscription privilege at the subscription price.

           Our common stock is traded on the New York Stock Exchange under the symbol "BCSF". The last reported closing price for our common stock on May 1, 2020 was $9.67 per share. The rights are transferable and will be listed on the New York Stock Exchange under the symbol "BCSF RT". The shares of our common stock to be issued pursuant to this offering will be listed for trading on the New York Stock Exchange under the symbol "BCSF". See "The Offering" for a complete discussion of the terms of this offer.

           The offer will expire at 5:00 p.m., New York City time, on June 5, 2020, unless extended as described in this prospectus. We, in our sole discretion, may extend the period for exercising the subscription rights. You will have the right to withdraw your subscriptions at any time prior to the expiration date for the offer.

           This prospectus contains important information you should know before investing in the rights. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the "SEC"). This information will be available by written or oral request and free of charge by contacting us at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations, on our website at http://www.baincapitalbdc.com, or by calling us collect at (617) 516-2350. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

           Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.

           Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as "junk bonds," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in "Risk Factors" beginning on page 25 of this prospectus.

	Per Share	Total(4)

Subscription price(1)	$9.46	$122,187,315

Estimated sales load(2)(3)	$0.16	$2,138,278

Proceeds, before expenses, to us(2)	$9.30	$120,049,037

(1)
Estimated on the basis of 92.5% of the volume-weighted average of the market prices of our shares of common stock on the New York Stock Exchange and other exchanges, for the five consecutive trading days ending on May 1, 2020, as reported by Bloomberg. See "The Offering—Subscription Price."

(2)
In connection with this offering, the dealer managers for this offering will receive a fee for marketing and soliciting services equal to 1.75% of the subscription price per share of common stock for each share issued pursuant to exercise of the primary subscription and/or the over-subscription privilege, other than for shares issued to affiliates of the Advisor, and 1.0% of the subscription price per share for each share issued to affiliates of the Advisor. The estimated sales load assumes all shares are purchased other than by affiliates of the Advisor. See "The Offering—Dealer Manager Arrangements."

(3)
We estimate that offering expenses (other than sales load) of approximately $1.4 million will be incurred in connection with this offering. We estimate that net proceeds to us after sales load and expenses will be $118.7 million assuming all of the rights are exercised at the estimated subscription price. We have agreed to pay certain fees and expenses of the dealer managers, including legal fees, in connection with the offering, subject to a cap of $200,000.

(4)
Assumes all rights are exercised at the estimated subscription price.

Lead Dealer Manager

J.P. Morgan

Co-Dealer Managers

BofA Securities	Morgan Stanley

The date of this prospectus is May 8, 2020.

You should rely only on the information contained in this prospectus. We have not, and the dealer managers have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Changes to the information contained in this prospectus may occur after that date, we undertake no obligation to update the information except as required by law.

The references in this prospectus to the SEC's website are not intended to and do not include or incorporate by reference into this prospectus the information on that website. Similarly, references to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

i

 PROSPECTUS SUMMARY

        This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the more detailed information set forth under "Risk Factors" and in our consolidated financial statements and related notes and the other information included in this prospectus carefully.

        Except as otherwise indicated or where the context suggests otherwise, the terms:

  •
  "we," "us," "our" and the "Company" refer to Bain Capital Specialty Finance, Inc., a Delaware corporation, and its consolidated subsidiaries;

  •
  "BCSF," "BCSF Advisors" or "our Advisor" refers to BCSF Advisors, LP, a Delaware limited partnership, our investment adviser and a subsidiary of Bain Capital Credit;

  •
  "Administrator" or "BCSF Advisors" refers to our Advisor in its capacity as our administrator under an administration agreement between us and our Advisor;

  •
  "Bain Capital Credit" refers, collectively, to Bain Capital Credit, LP and its affiliated advisers, including our Advisor;

  •
  "Bain Capital" refers, collectively, to Bain Capital, LP, a Delaware limited partnership, its associated investment funds and their respective affiliates; Bain Capital is a diversified private investment firm of which Bain Capital Credit is a subsidiary;

  •
  "Affiliate Advisors" refers to Bain Capital and its affiliated advisors, including Bain Capital Credit and our Advisor;

  •
  "Bain Capital Credit Funds" or "Bain Capital Credit Clients" refers to the funds and accounts managed by Bain Capital Credit; and

  •
  "Related Funds" refers to the funds and accounts managed by the Affiliate Advisors (including our Advisor's funds).

The Rights Offering

Subscription Rights Offered

        We are issuing to stockholders of record, or record date stockholders, on May 13, 2020, or the record date, one transferable right for each share of our common stock held on the record date. Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every four rights held, which we refer to as the primary subscription right. This offering does not discriminate among stockholders, except we will not issue fractional shares of our common stock upon the exercise of rights and accordingly, rights may be exercised only in multiples of one.

        The rights are transferable and will be listed on the New York Stock Exchange under the symbol "BCSF RT". The shares of our common stock to be issued pursuant to this offering will be listed for trading on the New York Stock Exchange under the symbol "BCSF". See "The Offering."

Subscription Price

        The subscription price per share will be 92.5% of the volume-weighted average of the market prices of our shares of common stock on the New York Stock Exchange for the five consecutive trading days ending on the expiration date of the offering. Because the subscription price will be determined on the expiration date, rights holders who decide to acquire shares of common stock pursuant to their primary subscription rights or pursuant to the over-subscription privilege will generally not know the actual purchase price of those shares when they make that decision. See "The Offering—Subscription Price." Rights holders who exercise their rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares or a notice of guaranteed delivery by the subscription agent.

Over-Subscription Privilege

        Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of our common stock that were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders' over-subscription requests will be honored in full. Once over-subscription privileges exercised by record date stockholders have been met, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See "The Offering—Over-Subscription Privilege."

        Certain affiliates of the Advisor have indicated that they intend to fully exercise their rights and over-subscribe in order to make an aggregate investment of up to $50 million in shares of our common stock. Any over-subscription by affiliates of the Advisor will be effected only after the pro rata allocation of shares to (1) record date holders (other than affiliates of the Advisor) who fully exercise all rights issued to them and (2) any non-record date rights holder (other than an affiliate of the Advisor) who exercises rights. See "The Offering—Over-Subscription Privilege."

Purpose of the Offer

        Our Board has determined that it is in the best interest of the Company and its stockholders to raise additional equity capital to (i) repay outstanding indebtedness, including indebtedness under the BCSF Revolving Credit Facility (as defined below) and the JPM Credit Facility (as defined below), in an aggregate amount equal to at least $100 million, in order continue to maintain an appropriate level of debt in a challenging market environment, (ii) support our existing portfolio companies, particularly in light of current market conditions, and (iii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that the Advisor believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions. See "Use of Proceeds." We believe strengthening the Company's balance sheet is a prudent course of action in the face of the current market environment as we may need to support our existing portfolio companies with additional capital. Furthermore, in periods of market dislocation, there may be attractive new investment opportunities to invest in at compelling values on a risk-adjusted return basis. We do not currently intend to use the proceeds from this offering to maintain our distribution policy by funding future distributions. This offering gives existing stockholders the right to purchase additional shares while providing us access to additional equity capital resources. All costs of this rights offering will be borne by our stockholders whether or not they exercise their subscription rights. Our Board has made a good faith determination that the rights offering would result in a net benefit to existing stockholders. In connection with their approval of this rights offering, our Board considered the following factors:

  •
  the subscription price relative to the market price and to our net asset value per share, including the substantial likelihood that the subscription price will be below our net asset value per share and the resulting effect that the offering may have on our net asset value per share;

  •
  the ability of the Company to support its existing portfolio companies, particularly in light of current market conditions;

  •
  the increased equity capital to be available upon completion of the rights offering for us to repay outstanding indebtedness and make additional investments consistent with our investment objectives and policies;

  •
  the dilution in ownership and voting power to be experienced by non-exercising stockholders;

  •
  the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;

  •
  the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer managers;

  •
  the size of the offering in relation to the number of shares outstanding;

  •
  the fact that the rights will be listed on the New York Stock Exchange;

  •
  the market price of our common stock, both before and after the announcement of the rights offering;

  •
  the benefits of a rights offering as compared to alternative methods of raising additional capital (i.e., issuance of junior debt, issuance of preferred debt, and asset sales)

  •
  the general condition of the capital markets, including the impact of macro events; and

  •
  any impact on operating expenses associated with an increase in capital, including an increase in fees payable to the Advisor.

Transferability of Rights

        The rights will be evidenced by a subscription certificate and will be transferable until the trading day immediately preceding the expiration date of the offering (or if the offering is extended, until the trading day immediately prior to the extended expiration date). The rights will be listed on the New York Stock Exchange under the symbol "BCSF RT". Management will use its best efforts, with the assistance of the dealer managers, to ensure an adequate trading market for the rights will exist; however, we can offer no assurance that a market for the rights will develop. Trading in the rights on the New York Stock Exchange can be conducted until the close of trading on the New York Stock Exchange on the trading day immediately prior to the expiration date (or if the offering is extended, until the day immediately prior to the expiration date as so extended). Stockholders who do not wish to exercise their rights should consider selling them. See "The Offering—Transferability of Rights."

Use of Proceeds

        We intend to use the net proceeds from this offering primarily to (i) repay outstanding indebtedness, including indebtedness under the BCSF Revolving Credit Facility (as defined below) and the JPM Credit Facility (as defined below), in an aggregate amount equal to at least $100 million, in order to continue to maintain an appropriate level of debt in a challenging market environment, (ii) support our existing portfolio companies, particularly in light of current market conditions, and (iii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that the Advisor believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions. See "Use of Proceeds."

Dilutive Effects

        Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in the Company upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights.

Further, because the net proceeds per share from the offering may be lower than our then-current net asset value per share, the offering may reduce our net asset value per share. The amount of dilution, if any, that a stockholder may experience, could be substantial. See "Dilution."

        The transferable feature of the rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of their rights, receipt of which could be viewed as partial compensation for the dilution of their interests.

Amendments and Termination

        We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment. In addition, we may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby. If this rights offering is terminated, all rights will expire without value, and the subscription agent will return as soon as practicable all exercise payments, without interest. In addition, no amounts paid to acquire the rights on the New York Stock Exchange or otherwise will be returned.

Offering Expenses

        The expenses of the offering (other than the sales load) are expected to be approximately $1.4 million and will be borne by holders of the Company's common stock. See "Use of Proceeds."

How to Obtain Subscription Information

  •
  Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or

  •
  Contact the information agent, AST Fund Solutions, LLC ("AST Fund Solutions"), toll-free at (800) 207-2872.

How to Subscribe

  •
  Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the rights offering, or

  •
  If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934 (the "Exchange Act"), have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the rights offering.

Subscription Agent and Information Agent

        American Stock Transfer & Trust Company, LLC ("AST") will act as the subscription agent and AST Fund Solutions will act as the information agent in connection with this offer. You may contact AST Fund Solutions toll-free with questions at (800) 207-2872.

Dealer Manager Arrangements

        J.P. Morgan Securities LLC ("J.P. Morgan"), BofA Securities, Inc. ("BofA Securities") and Morgan Stanley & Co. LLC ("Morgan Stanley") will act as dealer managers for the offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer managers will provide marketing assistance in connection with the offering and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer managers a fee for marketing and soliciting services equal to 1.75% of the subscription price per share of common stock for each share issued pursuant to exercise of the primary subscription and/or the over-subscription privilege, other than for shares issued to affiliates of the Advisor, and 1.0% of the subscription price per share for each share issued to affiliates of the Advisor. See "The Offering—Dealer Manager Arrangements." The dealer managers may reallow a portion of their fees to other broker-dealers that have assisted in soliciting the exercise of rights.

Important Dates to Remember

Record Date	May 13, 2020 (unless the offer is extended)
Subscription Period	From May 14, 2020 to June 5, 2020
Expiration Date	June 5, 2020 (unless the offer is extended)
Deadline for Delivery of Subscription Certificates and Payment for Shares	June 5, 2020 at 5:00p.m. EST (unless the offer is extended)
Deadline for Delivery of Notice of Guaranteed Delivery	June 5, 2020 at 5:00 p.m. EST (unless the offer is extended)
Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	June 9, 2020 at 5:00 p.m. EST (unless the offer is extended)

Bain Capital Specialty Finance

        We are an externally managed specialty finance company focused on lending to middle market companies. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "1940 Act"). We are managed by our Advisor, a subsidiary of Bain Capital Credit. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.

        On October 6, 2016, we completed an initial closing of capital commitments (the "Initial Closing") and subsequently commenced substantial investment operations. On November 19, 2018, the Company closed its initial public offering (the "IPO") issuing 7,500,000 shares of its common stock at a public offering price of $20.25 per share. Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol "BCSF" on November 15, 2018. Since we commenced operations on October 13, 2016 through March 31, 2020, we have invested approximately $3.7 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments.

Investment Strategy

        Our primary focus is capitalizing on opportunities within Bain Capital Credit's Senior Direct Lending Strategy, as defined below, which seeks to provide risk-adjusted returns and current income to investors by investing primarily in middle-market companies with between $10.0 million and $150.0 million in annual earnings before interest, taxes, depreciation and amortization ("EBITDA"). However, we may, from time to time, invest in larger or smaller companies. We focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender (including "unitranche" loans, which are loans that combine both senior and mezzanine debt). We generally seek to retain effective voting control in respect of the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, on an opportunistic basis, and in secondary purchases of assets or portfolios, but such investments are not the principal focus of our investment strategy. We may also invest, from time to time, in distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities. Our investments are subject to a number of risks. See "Risk Factors—Risks Related to Our Investments." We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, to fund changes of control, to fund acquisitions, to make capital investments and for refinancing and recapitalizations.

        Leverage may be utilized to help the Company meet its investment objective. Any such leverage would be expected to increase the total capital available for investment by the Company.

        We may invest in debt securities which are either rated below investment grade or not rated by any rating agency but, if they were rated, would be rated below investment grade. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Investment Portfolio

        As of March 31, 2020, our portfolio on a fair value basis was comprised of 94.5% secured debt investments (87.7% in first lien senior secured loans, 0.6% in first lien last out loans and 6.2% in second lien senior secured loans), 0.6% in subordinated debt, 4.0% in equity interests and 0.9% in preferred equity.

        As of March 31, 2020, our portfolio was diversified across 30 different industries. The largest industries in our portfolio, based on fair value as of March 31, 2020, were high tech, aerospace and defense, and healthcare and pharmaceuticals, which represented 15.2%, 12.4%, and 8.4%, respectively, as a percentage of our portfolio at fair value. As of March 31, 2020, the weighted average gross yield of our total portfolio at amortized cost was 7.3%. As of March 31, 2020, 1.1% of investments in our portfolio on a fair value basis were on non-accrual status.

Competitive Strengths

        A Premier Global Asset Management Platform.    Bain Capital is one of the world's leading private alternative asset management firms with approximately $105 billion in assets under management ("AUM") as of December 31, 2019. Bain Capital Credit has been a leader in investing in global credit for over 22 years and had approximately $44.3 billion in AUM as of January 1, 2020. Since inception in 1998, Bain Capital Credit has been a consistent investor in the middle market through multiple credit cycles and over this time has developed a global sourcing network, deep industry expertise and a proven track record.

        Experienced Management Team.    We seek to capitalize on the significant experience and expertise of Bain Capital Credit's investment team, including its dedicated 29-person Bain Capital Private Credit Group, which is represented across Bain Capital Credit's Boston, Chicago, New York, London, Dublin and Sydney offices. The Private Credit Group has been a core component of Bain Capital Credit's investment strategy since inception and is led by Michael Ewald, who has 23 years of experience with 19 of those years at Bain Capital Credit. As of April 1, 2020, the senior investment professionals in the Private Credit Group had an average of 14 years of overall industry experience and the managing directors of Bain Capital Credit had an average investment experience of over 23 years. We believe the experience of our management team across multiple credit cycles, asset classes and industries provides us with a competitive advantage in sourcing and idea generation, investment diligence & recommendation, credit committee approval and portfolio construction and portfolio & risk management.

        Extensive Origination Capabilities and Disciplined, Professional Investment Process.    Our Advisor originates investments by utilizing the Private Credit Group's global sourcing capabilities and its extensive contacts and relationships with over 1,500 middle market private equity sponsors, banks and financial intermediaries. Our origination and underwriting capabilities are further enhanced by Bain Capital Credit's Industry Research Teams and Distressed & Special Situations Group, which include 34 and 77 investment professionals, respectively, each with its own sets of origination contacts and deep sector and specialized investment expertise. Our Advisor utilizes Bain Capital Credit's rigorous investment due diligence and approval process. Bain Capital Credit's investment teams take a bottom-up approach to investing which is complimented by the macro relative value insights of credit committee members and portfolio managers across different geographies, industries and investment securities. Bain Capital Credit's Industry Research Teams also provide us access to deep experience across a range of industries that we believe is unique to us as a middle market credit investor. We believe this extensive network and disciplined investment process will continue to produce consistent, differentiated deal flow and facilitate our investment process.

        Breadth of Platform and Infrastructure.    We invest across multiple asset classes, benefitting from the breadth of Bain Capital Credit's platform and the depth and experience of its portfolio management team. Bain Capital Credit's dedicated Credit Committee, risk and oversight committee and our Advisor provide superior risk management. In addition, we benefit from the financing expertise of Bain Capital Credit's Structured Products team and have the ability to leverage Bain Capital's long-standing relationships with various financial institutions to source and structure attractive funding and financing solutions. Lastly, Bain Capital Credit's platform provides us with strong asset management infrastructure, including access to significant finance, operations, legal, compliance, technology and other support functions resources.

        Portfolio of Performing, Predominantly Senior Secured, Floating Rate Loans.    We have invested approximately $3.7 billion in aggregate principal amount of debt and equity investments through March 31, 2020. As of March 31, 2020, we had investments in 108 portfolio companies with an aggregate fair value of $2,485 million across 30 different industries that we believe exhibit strong credit quality and industry diversification. As of March 31, 2020, the portfolio was comprised of 87.7% in first lien senior secured loans, 0.6% in first lien last out loans, 6.2% in second lien senior secured loans, 0.6% in subordinated debt, 4.0% in equity interests and 0.9% in preferred equity. As of March 31, 2020, approximately 99.7% of our debt investments bore interest at floating rates, subject to interest rate floors; floating rate loans provide protection in rising interest rate environments. As of March 31, 2020, 84% of the portfolio was invested in U.S.-domiciled companies and 16% in non-U.S. domiciled companies, including in the United Kingdom, the Cayman Islands, Luxembourg, Israel, Germany and Ireland. We believe this geographic diversification is a reflection of our Advisor's global platform and ability to find value across borders. We believe that this portfolio generates consistent attractive risk adjusted levels of income.

        Strategic Partnerships.    We have access to a range of differentiated strategic partnerships given the scope of Bain Capital and the breadth of our network. For example, we have a strategic relationship with Antares Midco Inc. ("Antares"), since 2017, that seeks to identify attractive investment opportunities for the Company and Antares. We believe our ability to form other strategic partnerships will provide increased investment opportunities and enhance portfolio diversification.

Our Investment Advisor and the Administrator

        Our Advisor is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Subject to the supervision of our board of directors (our "Board"), a majority of which is comprised of directors who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act (each such director, an "Independent Director"), BCSF manages our day-to-day operations and provides us with investment advisory and management services, pursuant to the second amended and restated investment advisory agreement (the "Investment Advisory Agreement") between us and our Advisor, and certain administrative services, pursuant to an administrative services agreement (the "Administration Agreement") between us and our Advisor. Our Advisor is a subsidiary of Bain Capital Credit, a multi-asset alternative investment firm which, together with its subsidiaries, had approximately $44.3 billion in AUM as of January 1, 2020.

        Under a resource sharing agreement (the "Resource Sharing Agreement") between our Advisor and Bain Capital Credit, Bain Capital Credit provides our Advisor with experienced investment professionals (including the members of the Advisor's Credit Committee) and access to the resources of Bain Capital Credit. These resources and personnel enable our Advisor to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, our Advisor benefits from the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Bain Capital Credit's investment professionals. See "Management Agreements" and "Risk Factors—Risks Relating to Our Business and Structure—We are dependent upon key personnel of Bain Capital Credit and our Advisor."

        Bain Capital Credit has an extensive track record as a non-traditional lender in the middle market and since being formed over 22 years ago has invested across credit products and the fixed income universe, including performing and distressed bank loans, high yield bonds, debtor-in-possession loans, senior direct lending, mezzanine debt and other junior securities, structured products, credit-based equities and other investments. Bain Capital Credit is a subsidiary of Bain Capital, a diversified private investment firm. As of December 31, 2019, Bain Capital Credit has invested over $12.1 billion in the Senior Direct Lending Strategy since 1999 (of which approximately $2.7 billion has been invested within the 12-month period ended December 31, 2019). The Senior Direct Lending Strategy is defined as primarily consisting of investments in secured debt in companies with EBITDA of $10.0 million to $150.0 million. Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies.

        The Private Credit Group of Bain Capital Credit is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our management team consists of investment and administrative professionals from our Advisor. As of April 1, 2020, the Bain Capital Credit Private Credit Group was comprised of 29 dedicated investment professionals, all of whom spend substantial time focused on us. These professionals are supported by an additional 118 investment professionals in Bain Capital Credit's Industry Research Teams, Trading Desk and Distressed & Special Situations Group Team. Most of these individuals have additional responsibilities other than those relating to us, but generally allocate a portion of their time in support of our business and our investment objective and providing us access to deep experience across a range of industries that we believe is unique to us as a middle market credit investor. In addition, Bain Capital Credit believes that it has superior support personnel, including expert teams in risk management, legal, accounting, tax, information technology, business continuity and compliance, among others. We benefit from the support provided by these personnel to our operations.

        Our investments require approval from at least the Private Credit Investment Committee, which includes three managing directors in the Private Credit Group: Michael Ewald, Michael Boyle, and Carolyn Hastings. Depending on certain thresholds, approval may also be required from Bain Capital Credit's Credit Committee, which includes Michael Ewald, Carolyn Hastings and additional senior Managing Directors across other Bain Capital Credit disciplines. See "Management—Biographical Information" for a description of the experience of each member of the Private Credit Investment Committee and Bain Capital Credit's Credit Committee who are not executive officers of the Company. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on Bain Capital Credit's Credit Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a broad range of applicable perspectives in the evaluation of each investment opportunity.

Corporate Structure

        We were formed as an externally managed, closed-end, non-diversified management investment company on October 5, 2015 and commenced operations on October 13, 2016.

Operating and Regulatory Structure

        We have elected to be regulated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act also requires that a majority of the directors on the Board be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless such change is approved by a majority of our outstanding voting securities.

        As a BDC, we are generally prohibited from acquiring assets other than qualifying assets, unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, "eligible portfolio companies" include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange and the Nasdaq Stock Market) or registered under the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250.0 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies.

        We also have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), commencing concurrently with our election to be treated as a BDC. A BDC that has elected to be a RIC generally does not incur any U.S. federal income tax so long as the BDC continuously maintains its BDC election in accordance with the 1940 Act, at least 90% of the BDC's gross income each taxable year consists of certain types of qualifying investment income, the BDC satisfies certain asset composition requirements at the close of each quarter of its taxable year, and if the BDC distributes all of its taxable income (including net realized capital gains, if any) to its stockholders on a timely basis. See "Material U.S. Federal Income Tax Considerations."

Distributions

        We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board. On May 4, 2020, we announced a dividend in an aggregate amount of $0.41 per share, based on the number of shares outstanding as of the date of this prospectus, payable to shareholders of record as of June 30, 2020. If all rights are exercised and an aggregate amount of 12,912,453 shares of our common stock are issued pursuant to this offering, such dividend will be adjusted to $0.34 per share. All future distributions will be subject to lawfully available funds therefor, and we can offer no assurance that we will be able to declare such distributions in future periods.

        We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to defer distribution of taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Distributions."

Dividend Reinvestment Plan

        We have adopted a dividend reinvestment plan ("DRIP") for our stockholders, which is an "opt out" DRIP. Under this plan, if we declare a cash distribution, our stockholders who have not elected to "opt out" of our DRIP will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder elects to "opt out," that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash and, for this purpose, stockholders receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan. However, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See "Dividend Reinvestment Plan."

Fees and Expenses

        We pay our Advisor a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee. Prior to February 1, 2019, the base management fee was payable quarterly in arrears and was calculated at an annual rate of 1.5% of our gross assets, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. Effective February 1, 2019, the base management fee has been revised to a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company's asset coverage ratio below 200%. The amount of gross assets will be based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The incentive fee is comprised of the following two parts:

  •
  An incentive fee on net investment income, which we refer to as the incentive fee on income. The incentive fee on income is calculated and payable quarterly in arrears based on the aggregate pre-incentive fee net investment income in respect of the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commenced on January 1, 2019 (or the appropriate portion thereof in the case of any of the Company's first eleven calendar quarters that commence on or after January 1, 2019) (in either case, the "Trailing Twelve Quarters"). Pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters will be compared to a "Hurdle Amount" equal to the product of (i) the hurdle rate of 1.5% per quarter (6% annualized) and (ii) the sum of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The quarterly incentive fee based on income shall be calculated, subject to the Incentive Fee Cap (as defined below), based on the amount by which (A) aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters exceeds (B) the Hurdle Amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the "Excess Income Amount." The incentive fee based on income for each calendar quarter will be determined as follows:

  o
  No incentive fee based on income is payable to the Advisor for any calendar quarter for which there is no Excess Income Amount;

  o
  100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which we refer to as the "Catch-up Amount," determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and

  o
  17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

    The Incentive Fee Cap in respect of any calendar quarter is an amount equal to 17.5% of the Cumulative Net Return (as defined herein) during the relevant Trailing Twelve Quarters less the aggregate incentive fees based on income that were paid to the Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. In the event the Incentive Fee Cap is less than the amount of incentive fee based on income that would otherwise be payable, the amount of incentive fee based on income shall be reduced to an amount equal to the Incentive Fee Cap.

  •
  An incentive fee on capital gains is calculated and payable in arrears as of the end of each fiscal year equal to 17.5% of our realized capital gains as of the end of the fiscal year if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

        See "Fees and Expenses" and "Management Agreements—Investment Advisory Agreement and Administration Agreement."

Use of Leverage

        From time to time, we may borrow funds, including under our credit facilities, or issue debt securities or preferred securities to make additional investments or for other purposes. This is known as

"leverage" and could increase or decrease returns to our stockholders. The use of borrowed funds or the proceeds of preferred stock offerings to make investments has specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock are borne by our stockholders. As a BDC, with certain limited exceptions, we may only borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, is in compliance with the ratio for BDCs set forth in the 1940 Act. On November 28, 2018, the Board approved the reduction of the Company's asset coverage requirements to 150% and recommended the stockholders to vote in favor of the proposal at the special stockholder meeting on February 1, 2019. On February 1, 2019, the Company's stockholders approved the application of the reduced asset coverage. Accordingly, effective February 2, 2019, the Company is permitted to borrow amounts such that its asset coverage ratio is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required.

        Concurrent with this change, effective February 1, 2019, the base management fee was revised to have a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company's asset coverage ratio below 200%.

        The amount of leverage that we employ will depend on the assessment of our Advisor regarding market conditions and other factors at the time of any proposed borrowing or issuance. See "Senior Securities."

        On October 4, 2017, we entered into the revolving credit agreement (the "BCSF Revolving Credit Facility") with us, as equity holder, BCSF I, LLC, a Delaware limited liability company and a wholly owned and consolidated subsidiary of the Company, as borrower, and Goldman Sachs Bank USA, as sole lead arranger ("Goldman Sachs"). The BCSF Revolving Credit Facility was subsequently amended on May 15, 2018 to reflect certain clarifications regarding margin requirements and hedging currencies. The maximum commitment amount under the BCSF Revolving Credit Facility is $500.0 million, and may be increased up to $750.0 million. Proceeds of the loans under the BCSF Revolving Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the BCSF Revolving Credit Facility. The BCSF Revolving Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature. As of March 31, 2020 and December 31, 2019, we were in compliance with these covenants. On January 8, 2020, the Company entered into an amended and restated credit agreement of its BCSF Revolving Credit Facility. The amended agreement amended the existing credit facility to, among other things, modify various financial covenants, including removing a liquidity covenant and adding a net asset value covenant with respect to the Company. On March 31, 2020 the parties entered into Omnibus Amendment No. 1 to the amended and restated credit agreement. The amendment amended the existing credit facility to, among other things, provide the Company with enhanced flexibility to purchase or contribute and borrow against revolving loans and delayed draw term loans; count certain additional assets in the calculation of collateral for the outstanding advances; increase the spread payable under the facility from 2.50% to 3.25% per annum; include additional events of default to the existing credit facility, including but not limited to, a qualified equity raise not effected on or prior to June 22, 2020, and, after June 22, 2020, require the Company to maintain at least $50,000,000 of unencumbered liquidity or pay down the facility by at least $50,000,000. The Company agreed to pay an exit fee in an aggregate amount equal to the exit fee rate and the aggregate principal amount of the borrowings outstanding as of March 23, 2020. The exit fee rate is 1.0% if the borrowings are fully repaid and all commitments under the credit agreement have expired, prior to March 23, 2021, and in all other cases, 2.0% thereafter. Assets that are pledged as collateral for the BCSF Revolving Credit Facility are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the BCSF Revolving Credit Facility. Borrowings under the BCSF Revolving Credit Facility bear interest at London Interbank Offered Rate ("LIBOR" or "L") plus a margin. As of March 31, 2020, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 3.25%. As of December 31, 2019, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 2.50%. We pay an unused commitment fee of 30 basis points (0.30%) per annum. Interest is payable quarterly in arrears. Any amounts borrowed under the BCSF Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earlier of: (a) October 5, 2022 and (b) the date upon which all loans shall become due and payable in full, whether by acceleration or otherwise. BCSF I, LLC is a wholly owned subsidiary of the Company and Borrower under the BCSF Revolving Credit Facility. BCSF I, LLC has entered into an investment management agreement with the Company as of October 4, 2017, pursuant to which the Company manages the BCSF I, LLC investment program and related activities.

        On September 28, 2018 (the "2018-1 Closing Date") we, through a wholly owned and consolidated subsidiary, BCC Middle Market CLO 2018-1, LLC (the "2018-1 Issuer"), completed a $451.2 million term debt securitization (the "CLO Transaction"). The notes issued in connection with the CLO Transaction (the "2018-1 Notes") are secured by a diversified portfolio of the 2018-1 Issuer consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans (the "Collateral Obligations"). At the 2018-1 Closing Date, the 2018-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries.

        On April 30, 2019, the Company, through its wholly-owned subsidiary BCSF Complete Financing Solution LLC ("BCSF Unitranche"), entered into a loan and security agreement (the "JPM Credit Agreement" or the "JPM Credit Facility") as borrower, with JPMorgan Chase Bank, National Association ("JPM"), as administrative agent, and Wells Fargo Bank, National Association as collateral administrator, collateral agent, securities intermediary and bank. The facility amount under the JPM Credit Agreement was $666.6 million. As of December 31, 2019, JPM Credit Facility was accruing interest expense at a rate of LIBOR plus 2.75%. On January 29, 2020, the Company entered into an amended and restated loan and security agreement of the JPM Credit Facility. The amended and restated loan and security agreement amended the existing loan and security agreement to, among other things, (1) decrease the financing limit under the agreement from $666.6 million to $500.0 million; (2) decrease the minimum facility amount from $466.6 million to $300.0 million during the period from January 29, 2020 to July 29, 2020 (the minimum facility amount will increase to $350.0 million after July 29, 2020 until the end of the reinvestment period); (3) decrease the interest rate on financing from 2.75% per annum over the applicable LIBOR to 2.375% per annum over the applicable LIBOR; and (4) extend the scheduled termination date of the agreement from November 29, 2022 to January 29, 2025. On March 20, 2020 the Company entered into a second amended and restated loan and security agreement between the parties. The second amended and restated loan and security agreement, among other things, provides the Company with enhanced flexibility to contribute and borrow against revolving loans, reduces the amount required to be reserved for unfunded revolvers and delayed draw obligations and requires the Company to permanently pay down the financing limit by $50,000,000 within the earlier of 90 days or two business days following the completion of this rights offering, which is currently expected to occur on June 15, 2020. As of March 31, 2020, the facility amount under the JPM Credit Agreement is $500 million. Proceeds of the loans under the JPM Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the JPM Credit Agreement. The period from the effective date of the second amended and restated loan and security agreement until January 29, 2023 is referred to as the reinvestment period and during such reinvestment period, the Company may request drawdowns under the JPM Credit Facility. The maturity date is the earliest of: (a) January 29, 2025, (b) the date on which the secured obligations become due and payable following the occurrence of an event of default, (c) the date on which the advances are repaid in full and (d) the date after a market value cure failure occurs on which all portfolio investments have been sold and proceeds therefrom have been received by the Company. The stated maturity date of January 29, 2025 may be extended for successive one year periods by mutual agreement of the Company and the administrative agent. The JPM Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature. Borrowings under the JPM Credit Facility bear interest at LIBOR plus a margin. As of March 31, 2020, JPM Credit Facility was accruing interest expense at a rate of LIBOR plus 2.375%. The Company pays an unused commitment fee of between 37.5 basis points (0.375%) and 75 basis points (0.75%) per annum depending on the size of the unused portion of the facility. Interest is payable quarterly in arrears.

        On August 28, 2019 (the "2019-1 Closing Date"), we, through BCC Middle Market CLO 2019-1 LLC (the "2019-1 Issuer"), a Cayman Islands limited liability company and a wholly-owned and consolidated subsidiary of the Company, and BCC Middle Market CLO 2019-1 Co-Issuer, LLC (the "Co-Issuer" and, together with the Issuer, the "Co-Issuers"), a Delaware limited liability company, completed a $501.0 million term debt securitization (the "2019-1 CLO Transaction"). The notes issued in connection with the 2019-1 CLO Transaction (the "2019-1 Notes") are secured by a diversified portfolio of the Co-Issuers consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans (the "2019-1 Portfolio"). The Co-Issuers also issued Class A-1L Loans (the "Loans" and, together with the 2019-1 Notes, the "2019-1 Debt"). The Loans are also secured by the 2019-1 Portfolio. At the 2019-1 Closing Date, the 2019-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries.

        On March 27, 2020, the Company entered into an unsecured revolving loan agreement (the "Revolving Advisor Loan") with the Advisor. The Revolving Advisor Loan has a maximum credit limit of $50.0 million and a maturity date of March 27, 2023. The Revolving Advisor Loan accrues interest at the Applicable Federal Rate from the date of such loan until the loan is repaid in full. The Applicable Federal Rate as of March 31, 2020 was 1.59%. See "Related Party Transactions and Certain Relationships."

        For more information on our debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

Recent Developments

        In late 2019 and early 2020, the novel coronavirus ("COVID-19") emerged in China and spread rapidly to across the world, including to the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit and other financing instruments; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, the ability of borrowers to make payments and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by the Company and returns to the Company, among other things. As of the date of this prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on the Company, the Advisor and portfolio companies. Any potential future impact to our results of operations will depend to a large extent on future developments and new information that could emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain the coronavirus or treat its impact, all of which are beyond our control. These potential impacts, while uncertain, could adversely affect our and our portfolio companies' operating results.

Summary Financial Highlights for the Quarter Ended March 31, 2020

  •
  Net asset value per share for the quarter ended March 31, 2020 was $17.29 as compared to $19.72 for the quarter ended December 31, 2019, representing a 12% decline quarter-over-quarter;

  •
  Net investment income per share was $0.44, as compared to $0.41 for the quarter ended December 31, 2019;

  •
  Net loss per share was $2.02 primarily driven by unrealized depreciation across the fair value of our portfolio company investments due to spread widening;

  •
  Debt-to-equity and debt-to-equity (net of cash) ratios as of March 31, 2020 were 1.86x and 1.78x, respectively;

  •
  The Company had $55.8 million of cash and cash equivalents available on its balance sheet and $155.1 million of aggregate capacity under its credit facilities as of March 31, 2020; and

  •
  As of March 31, 2020, the Company had investments in 108 individual companies. Three of these portfolio companies were on non-accrual status, representing 1.7% and 1.1% of the total investment portfolio at cost and fair value, respectively. All other portfolio companies made their scheduled interest and principal payments as expected for the period ended March 31, 2020.

(dollar amounts in thousands)	Q1 2020	Q4 2019
Net investment income per share	$0.44	$0.41
Net investment income	$22,500	$21,292
Earnings (loss) per share	$(2.02)	$0.41

(dollar amounts in thousands)	As of March 31, 2020	As of December 31, 2019
Total fair value of investments	$2,484,533	$2,527,055
Total assets	$2,604,341	$2,645,554
Total net assets	$892,777	$1,018,400
Total net asset value per share	$17.29	$19.72

        In light of COVID-19, the Advisor has taken additional steps in actively overseeing the Company's portfolio. These measures include, (i) frequent communication with our portfolio company management teams and related private equity sponsors to understand the expected financial performance impact of this crisis, (ii) re-underwriting our portfolio companies to understand the impact if the current economic environment persists, and (iii) the creation of an internal working group focused on understanding the potential financial needs of our portfolio companies and engaging with these companies and their private equity sponsors, as needed. Furthermore, our dedicated investment team is enhanced by Bain Capital Credit's Industry Research Teams and Distressed & Special Situations Group, each with its own deep sector and specialized investment expertise. In the current economic environment, we believe these capabilities are paramount as we can draw on greater industry expertise across an industry niche, a competitor, customer, or supplier relating to a given portfolio company. Furthermore, our Distressed & Special Situations Group possesses operational expertise as well as significant experience in bankruptcy and restructurings to draw on, if necessary.

        We believe the Company's investment portfolio is relatively well-designed to withstand the current market environment as we have been investing with a late cycle mentality in recent years. Reflecting this viewpoint, we have focused on identifying companies in defensive industries such as technology, aerospace & defense and healthcare & pharmaceuticals with an emphasis on the durability of a portfolio company's cash flow profile. We have largely avoided cyclical industries, including those currently experiencing the most significant distress, such as energy, hospitality and airlines. Our investment seniority preference puts us at the top of the capital structure to maximize recovery value in the event of a potential default. We have focused on investing in debt structures with strong loan documentation and voting control rights so the Company can be in a stronger position to drive favorable outcomes during and after periods of distress. In particular, we have focused on ensuring our loan agreements have maintenance and financial covenant protections, which help us identify issues early on and allows the team to take action where necessary.

        Below are characteristics of the Company's investment portfolio as of March 31, 2020:

  •
  First Lien Senior Secured Loans:  Approximately 88% of the Company's total investment portfolio at fair value was invested in first lien debt; the remaining 12% of the investment portfolio was invested in 7% in senior secured debt (including less than 1% in first lien last-out debt and 6% in second lien), less than 1% in subordinated debt and 5% in preferred and common equity;

  •
  Diversified Portfolio Across Defensive, Less-Cyclical Industries:  Highly diversified portfolio of investments consisting of 108 individual companies across 30 industries; technology (15%), aerospace & defense (12%), and healthcare & pharmaceuticals (8%) represent the three largest sector allocations in the portfolio;

  •
  Strong Loan Documentation and Control Rights:  92% of our debt investments have financial covenants, and we exert effective voting control in 92% of the debt investments in the portfolio; and

  •
  Middle-Market Sized Companies Backed By Private Equity Sponsors:  The median EBITDA of the portfolio companies within our investment portfolio was $47 million (reported as of December 31, 2019), the median leverage was 5.2x and 93% of our portfolio companies are backed by experienced private equity firms.

        The Company's current liability structure is generally financed with long duration, floating rate debt with tiered maturity schedules generally ranging from 2022 to 2031 that mitigate refinancing risk. Below is a debt maturity schedule of the Company's current outstanding and committed liabilities as of March 31, 2020:

*
The Company expects to use a portion of the net proceeds of the offering to repay outstanding indebtedness under the BCSF Revolving Credit Facility and the JPM Credit Facility in an aggregate amount equal to at least $100 million. This will reduce total commitments under the JPM Credit Facility to $450 million.

        During the quarter ended March 31, 2020, the Company received unprecedented amounts of draw requests from existing portfolio companies related to undrawn investment commitments that were provided alongside the Company's term loans in the form of revolving credit and delayed draw facilities as many of the Company's portfolio companies sought to maintain excess cash as a defensive measure in light of an uncertain market environment. We met all of these borrower requests in a timely fashion and amended each of the JPM Credit Facility and the BCSF Revolving Credit Facility to allow for the inclusion of amounts drawn by portfolio companies under these revolvers as access to collateral. Furthermore, we took precautionary measures with our Advisor to provide support to the Company through incremental debt capital in the form of the Revolving Advisor Loan. We believe this is evidence of Bain Capital's commitment and the resources it can provide to the Company and demonstrates a strong alignment of interests between stockholders and our Advisor.

        As of March 31, 2020, we had cash and cash equivalents of $55.8 million. Total principal debt outstanding as of March 31, 2020 was $1,659.4 million and undrawn capacity totaled $155.1 million as of March 31, 2020. This reflected total available capital (cash and undrawn capacity) to $210.9 million. As of March 31, 2020, we had $90.9 million of undrawn investment commitments, down from $215.8 million as of December 31, 2019. The majority of our remaining undrawn investment commitments are not accessible to our portfolio companies as these include commitments that are ineligible to be drawn due to limitations under the respective credit agreements.

        Our ending debt-to-equity and debt-to-equity (net of cash) ratios as of March 31, 2020 were 1.86x and 1.78x, respectively, as compared with 1.55x and 1.48x as of December 31, 2019. We were in compliance with all financial covenants under our debt obligations as of March 31, 2020.

Second Quarter 2020 Dividend

        On May 4, 2020, we announced a dividend in an aggregate amount of $0.41 per share, based on the number of shares outstanding as of the date of this prospectus, payable to shareholders of record as of June 30, 2020. If all rights are exercised and an aggregate amount of 12,912,453 shares of our common stock are issued pursuant to this offering, such dividend will be adjusted to $0.34 per share.

Trading at a Discount

        Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, we receive the requisite stockholder approval for such a sale. The risk that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV. See "Risk Factors—Risks Relating to this Offering and Our Common Stock—We cannot assure you that a market for shares of our common stock will be maintained or the market price of our shares will trade close to NAV."

Conflicts of Interest, Exemptive Relief and Allocation of Opportunities

        As a diversified private investment firm, Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies. Bain Capital currently has a number of Affiliate Advisors, each of which focuses primarily on a different investment strategy, although such investment strategies overlap from time to time. The conflicts of interest that we may encounter include those discussed below and elsewhere throughout this prospectus. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

        In the ordinary course of conducting our activities, our interests and the interests of our stockholders may conflict with the interests of our Advisor, Bain Capital Credit Funds, Related Funds or their respective affiliates. There are numerous potential and actual conflicts of interest among us, the Bain Capital Credit Funds, the Affiliate Advisors, and the Related Funds. For example, our Advisor is entitled to a management and incentive fee under the terms of the Investment Advisory Agreement. The existence of the incentive fee may create an incentive for our Advisor to cause us to make more speculative investments than we would otherwise make in the absence of performance-based compensation.

        Bain Capital Credit and its Affiliate Advisors manage a number of pooled investment vehicles that may desire to invest in the same investment opportunities. Bain Capital Credit and its Affiliate Advisors have adopted written allocation policies that seek to allocate investment opportunities among investment vehicles fairly and equitably over time. We may invest alongside the Bain Capital Credit Funds and/or Related Funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations. We believe that co-investment by us and such Bain Capital Credit Funds and/or Related Funds affords us additional investment opportunities and an ability to achieve greater asset diversification. We, our Advisor and Bain Capital Credit have been granted an exemptive relief order by the SEC which permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other Bain Capital Credit Funds and/or Related Funds in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Specifically, our exemptive relief order permits us to invest with other Bain Capital Credit Funds and/or Related Funds in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive order permitting co-investment transactions generally applies only if the Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive order also imposes other conditions with which we must comply in order to engage in certain co-investment transactions.

        In addition, it is expected that most or all of the Bain Capital Credit officers and employees responsible for managing us will have responsibilities with respect to other funds or accounts managed by Bain Capital Credit, including funds and accounts that may be raised in the future. Such officers and employees will spend substantial time monitoring the investments of Bain Capital Credit Funds. Conflicts of interest may arise in allocating time, services or functions of these officers and employees. The Affiliate Advisors have existing and potential advisory and other relationships with a significant number of portfolio companies and other clients, and have in the past and may in the future provide financing, services, advice or otherwise deal with third parties whose interests conflict with the interests of a company in which a Bain Capital Credit Client, including us, has invested, such as competitors, suppliers or customers of a company in which the Bain Capital Credit Client has invested. On occasion, an Affiliate Advisor will recommend or cause such a third party to take actions that are adverse to a Bain Capital Credit Client or companies in which it has invested. Moreover, our Advisor, Bain Capital Credit and Bain Capital sponsor and manage various investment vehicles, and may form new investment vehicles in the future, that may compete with us for investment opportunities. Bain Capital Credit Funds and/or Related Funds may make certain investments that are appropriate for us and, as a result, we may receive a smaller allocation of any such investment or no allocation at all.

        For more information on allocation of opportunities and our perceived and actual conflicts of interest, see "Risk Factors—Risks Relating to Our Business and Structure—There are significant actual or potential conflicts of interest that could affect our investment returns" and "Related Party Transactions and Certain Relationships."

Implications of No Longer Being an Emerging Growth Company

        As of December 31, 2019, we are no longer an "emerging growth company," as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As a result, we are now required to comply with the independent auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act beginning with the Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Complying with Section 404(b) requires a rigorous compliance program as well as adequate time and resources. We may be subject to significant documentation and administrative burdens as a result of being required to comply with Section 404(b), which may require us to utilize additional resources, and our internal controls may not be determined to be effective, which may adversely affect investor confidence in the Company and, as a result, the value of our common stock. See "Risk Factors—Risks Relating to this Offering and Our Common Stock—Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock."

Summary Risk Factors

  •
  The outbreak of COVID-19 has caused, and for an unknown period of time, will continue to cause, disruptions in global debt and equity markets and economies in regions in which we operate and the magnitude of the adverse impact on us and our portfolio companies is unknown.

  •
  We currently are operating in a period of capital markets disruption, significant volatility and economic uncertainty.

  •
  Price declines and illiquidity in the corporate debt markets, as well as macro market events affecting us or our portfolio companies, may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

  •
  We may terminate this rights offering at any time prior to delivery of the shares of our common stock offered hereby.

  •
  Stockholders who do not participate in this rights offering will experience immediate dilution in an amount that may be material.

  •
  We may be unable to meet our investment objective or investment strategy.

  •
  We depend upon key personnel of Bain Capital Credit and our Advisor.

  •
  We depend on strong referral relationships to provide us with potential investment opportunities.

  •
  We may not replicate the historical results achieved by Bain Capital Credit, by our Advisor or by its affiliates.

  •
  There are significant actual or potential conflicts of interest that could affect our investment returns.

  •
  We may need to raise additional capital and existing stockholders may be diluted by any such capital raise.

  •
  Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in the Company. The risks of investment in a highly leverage fund include volatility and possible distribution restrictions.

  •
  We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

  •
  Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

  •
  Our Advisor and/or Administrator can resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

  •
  We and our Advisor are subject to regulations and SEC oversight, including limits on issuance of debt. If we or they fail to comply with applicable requirements, it may adversely impact our results relative to companies that are not subject to such regulations.

  •
  The lack of liquidity in our investments may adversely affect our business.

  •
  We may invest in high yield debt, or junk bonds, which has greater credit and liquidity risk than more highly rated debt obligations.

  •
  Our portfolio companies may default or may need to restructure their obligations.

  •
  Our investments may be concentrated in a limited number of portfolio companies and industries.

  •
  We will be subject to corporate-level income tax if we are unable to qualify as a RIC or do not distribute all of our taxable income.

  •
  Investing in our common stock involves an above average degree of risk.

  •
  See "Risk Factors" and information included elsewhere in this prospectus for a description of these and other risks and uncertainties.

Custodian, transfer agent and dividend disbursing agent

        U.S. Bank National Association ("U.S. Bank") serves as our custodian, transfer agent and dividend disbursing agent. See "Custodian and Transfer and Dividend Disbursing Agent."

Company Information

        Our principal executive offices are located at 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, and our telephone number is (617) 516-2000.

        We have filed with the SEC a registration statement on Form N-2 under the Securities Act of which this prospectus is a part, which contains additional information about us and the shares of our common stock being offered by this prospectus. We file annual, quarterly and current reports, proxy statements and other information meeting the information requirements of the Exchange Act with the SEC. This information is available on the SEC's website at http://www.sec.gov.

        We maintain a website at http://www.baincapitalbdc.com and intend to make all of our periodic and current reports, proxy statements and certain other information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus. You may also obtain such information by contacting us, in writing at: Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations, and by telephone (collect) at (617) 516-2000.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under "annual expenses" are based on estimated amounts for our current fiscal year and assume that we issue an aggregate amount of 12,912,453 shares of common stock, assuming all rights are exercised. If the Company issues fewer shares of common stock and not all rights are exercised pursuant to the offer and the net proceeds to the Company are less, all other things being equal, the total annual expenses shown would increase. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or that "we" will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	1.75%	(1)
Offering expenses	1.14%	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses	2.89%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.67%	(4)
Incentive fees payable under the Investment Advisory Agreement	1.72%	(5)
Interest payments on borrowed funds	7.03%	(6)
Other expenses	0.75%	(7)
Acquired fund fees and expenses	0.00%	(8)
Total annual expenses	13.17%

(1)
In connection with this offering, the dealer managers for this offering will receive a fee for marketing and soliciting services. See "The Offering—Dealer Manager Arrangements."

(2)
Amount reflects estimated offering expenses of approximately $1.4 million, which assumes that the offer is fully subscribed. This amount includes the fee that we have agreed to pay to the subscription agent, estimated to be $15,000 plus reimbursement for all out-of-pocket expenses related to the offer and execution fees for each exercise, each proration and each extension of the expiration date of the offer (if any). See "The Offering—Information Agent and Subscription Agent."

(3)
The expenses of the DRIP are included in "other expenses" in the table above. For additional information, see "Dividend Reinvestment Plan."

(4)
Our management fee has been revised to a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company's asset coverage ratio below 200%. For purposes of this table, we have assumed that we maintain no cash or cash equivalents. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

(5)
The incentive fee referenced in the table above is based on actual amounts incurred during the year ended December 31, 2019. The incentive fee consists of two parts, one based on income and the other based on capital gains, that are determined independent of each other, with the result that one component may be payable even if the other is not:

  (i)
  an incentive fee on net investment income, calculated and payable quarterly in arrears will be determined as follows, subject to the Incentive Fee Cap: (i) no incentive fee based on income is payable to the Advisor for any calendar quarter for which there is no Excess Income Amount; (ii) 100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which we refer to as the "Catch-up Amount," determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and (iii) 17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount; and

  (ii)
  an incentive fee on capital gains that will equal 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

(6)
Interest payments on borrowed funds represents an estimate of our annualized interest expense based on our total borrowings as of December 31, 2019. At December 31, 2019, the weighted average effective interest rate for total outstanding debt was 4.5%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act. See "Description of Capital Stock—Capital Stock—Preferred Stock."

(7)
"Other expenses" includes overhead expenses, including payments under the Administration Agreement with our Administrator. Other expenses are based on actual amounts incurred during the year ended December 31, 2019. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

(8)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains)(1)	$137	$332	$504	$848
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains)(2)	$152	$369	$554	$903

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. The example assumes inclusion of offering expenses (other than the sales load) of approximately $1.4 million payable by us and reinvestment of all distributions at NAV. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our DRIP may occur at a price per share that differs from NAV. See "Dividend Reinvestment Plan" for additional information regarding our DRIP.

        This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. The amounts included in the table above for "Other expenses" represent our estimates for the fiscal year ending December 31, 2020.

RISK FACTORS

        Investing in our common stock involves certain risks. There can be no assurance that our investment objectives will be achieved or that an investor will receive a return of its capital. In addition, there will be occasions when our Advisor and its affiliates may encounter potential conflicts of interest in connection with us. You should carefully consider these risk factors, together with all of the other information included in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our common stock. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the price per share of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to this Offering

We may terminate this rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you with respect to the rights, except to return your subscription payments without interest. No amounts paid to acquire the rights can or will be returned.

        We may, in our sole discretion, terminate the rights offering at any time prior to the delivery of the shares of our common stock offered hereby. If the rights offering is terminated, all rights will expire without value and the subscription agent will return as soon as practicable all exercise payments without interest. No amounts paid to acquire rights on the New York Stock Exchange or otherwise will be returned in the event that the rights offering is terminated.

There can be no assurance that a market for the rights will develop.

        There can be no assurance that a market for the rights will develop or, if such a market develops, what the price of the rights will be. Changes in market conditions or the possibility that we may, in our discretion, terminate this offering, could result in the shares of common stock purchasable upon exercise of the rights being less attractive to investors at the expiration date. This could reduce or eliminate the value of the rights. Stockholders who receive or acquire rights could find that there is no market to sell rights that they do not wish to exercise.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Upon completion of this offering, we will have 64,562,265 shares of common stock outstanding and will receive estimated net proceeds of $118.7 million (after sales load and expenses) if the offering is fully subscribed. Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Stockholders who do not participate in this rights offering will experience immediate dilution in an amount that may be material.

        The issuance or sale by us of shares of our common stock or warrants, options or rights to subscribe for or are convertible into shares of our common stock at a discount to NAV poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in NAV per share (as well as in the aggregate NAV of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, this offering may adversely affect the price at which our common stock trades.

        Stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Company, including with respect to voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer. In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

        This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. In addition, our reported earnings per share will be retroactively adjusted to reflect the dilutive effects of this offering. See "Dilution."

Risks Relating to Our Business and Structure

The outbreak of COVID-19 has caused, and for an unknown period of time, will continue to cause, disruptions in global debt and equity markets and economies in regions in which we operate and the magnitude of the adverse impact on us and our portfolio companies is unknown.

        In late 2019 and early 2020, COVID-19 emerged in China and spread rapidly to across the world, including to the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit and other financing instruments; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which is having a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, the ability of borrowers to make payments and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by the Company and returns to the Company, among other things. As of the date of this prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on the Company, the Advisor and our portfolio companies. Any potential future impact to our results of operations will depend to a large extent on future developments and new information that could emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain the coronavirus or treat its impact, all of which are beyond our control. The magnitude of these impacts and the adverse effect on our and our portfolio companies' operating results is unknown.

        Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Company, our portfolio companies and our investments, it is clear that these types of events are negatively impacting and will, for at least some time, continue to negatively impact the Company and its portfolio companies and in many instances the impact will be profound. For example, many of the smaller and middle market companies in which we may invest are being significantly negatively impacted by these emerging events and the uncertainty caused by these events. With respect to loans to such companies, the Company will be impacted if and when, among other things, (i) amendments and waivers are granted (or are required to be granted) to borrowers permitting deferral of loan payments or allowing for payment-in-kind ("PIK") interest payments, (ii) borrowers default on their loans, are unable to refinance their loans at maturity, or go out of business permanently, and/or (iii) the value of loans held by the Company decreases as a result of such events and the uncertainty they cause. Such emerging events, to the extent experienced, will cause the Company to suffer a loss on its investments or interest thereon. The Company will also be negatively affected if the operations and effectiveness of the Advisor or a portfolio company (or any of the key personnel or service providers of the foregoing) is compromised or if necessary or beneficial systems and processes are disrupted as a result of stay-at-home orders or other related interruptions to regular business operations. The Company has some, but limited, exposure to cyclical industries, including those currently experiencing significant distress, such as the energy, hospitality, and airline industries. For more information regarding the impact of current events and market conditions on the Company and our portfolio companies, see "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

We currently are operating in a period of capital markets disruption, significant volatility and economic uncertainty.

        The global capital markets are experiencing a period of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities, lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the re-pricing of credit risk in the broadly syndicated market. Highly disruptive market conditions have resulted in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be accurately forecasted. Extreme uncertainty regarding economic markets is resulting in declines in the market values of potential investments and declines in the market values of investments after they are made or acquired by us and affecting the potential for liquidity events involving such investments or portfolio companies. During periods of market disruption, portfolio companies have been and may be more likely to seek to draw on unfunded commitments we have made, and the risk of being unable to fund such commitments is heightened during such periods. Applicable accounting standards require us to determine the fair value of our investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of our investments are not publicly traded, as part of our valuation process we consider a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets adversely affects our investment valuations.

        During periods of market disruption and instability, we and other companies in the financial services sector have limited access, if any, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions that will apply to us as a BDC, we will generally not be able to issue additional shares of our common stock at a price less than NAV without first obtaining approval for such issuance from our stockholders and our Independent Directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 150% immediately after each time we incur indebtedness. The debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        A prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

We may be unable to meet our investment objectives or investment strategy.

        Investing in the Company is intended for long-term investors who can accept the risks associated with investing primarily in potentially illiquid, privately negotiated (i) senior first lien, stretch senior (as further described hereinafter), senior second lien and unitranche loans, (ii) mezzanine debt and other junior investments and (iii) secondary purchases of assets or portfolios that primarily consist of middle market corporate debt. We may also invest, from time to time, in equity securities, distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities. There can be no assurance that we will achieve our investment or performance objectives, including our targeted returns. Accordingly, the possibility of partial or total loss of our capital exists.

We are dependent upon key personnel of Bain Capital Credit and our Advisor.

        Our ability to achieve our investment objectives will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on the financial and managerial expertise of our Advisor, including with resources utilized from Bain Capital Credit. Although we have attempted to foster a team approach to investing, the loss of key individuals employed by Bain Capital Credit or our Advisor could have a material adverse effect on our financial condition, performance and ability to achieve our investment objectives. If these individuals do not maintain their employment or other existing relationships with Bain Capital Credit or our Advisor and do not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio.

        Bain Capital Credit's and our Advisor's investment professionals have substantial responsibilities in connection with the management of other Bain Capital Credit Clients. The personnel of Bain Capital Credit may be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which may increase as the number of investments grow, may distract them or slow our rate of investment. The employees of our Advisor and other Bain Capital Credit investment professionals expect to devote such time and attention to the conduct of our business as such business shall reasonably require. However, there can be no assurance, for example, that the members of our Advisor or such investment professionals will devote any minimum number of hours each week to our affairs or that they will continue to be employed by Bain Capital Credit. Subject to certain remedies, in the event that certain employees of our Advisor cease to be actively involved with us, we will be required to rely on the ability of Bain Capital Credit to identify and retain other investment professionals to conduct our business. The Board evaluates the commitment and performance of our Advisor in conjunction with the annual approval of the Investment Advisory Agreement and Administration Agreement.

        Under the Resource Sharing Agreement, Bain Capital Credit has agreed to provide our Advisor with experienced investment professionals necessary to fulfill its obligations under the Investment Advisory Agreement. The Resource Sharing Agreement, however, may be terminated by either party on 60 days' notice. We cannot assure stockholders that Bain Capital Credit will fulfill its obligations under the Resource Sharing Agreement. We also cannot assure stockholders that our Advisor will enforce the Resource Sharing Agreement if Bain Capital Credit fails to perform, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Bain Capital Credit and its affiliates or their information and deal flow.

        Further, we depend upon Bain Capital Credit and our Advisor to maintain their relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If they fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of Bain Capital Credit and our Advisor have relationships are not obligated to provide us with investment opportunities, and we cannot assure you that these relationships will generate investment opportunities for us in the future.

We may not replicate the historical results achieved by Bain Capital Credit, or by our Advisor or its affiliates.

        Our primary focus in making investments may differ from those of existing Bain Capital Credit Funds and Related Funds. Past performance should not be relied upon as an indication of future results. There can be no guarantee that we will replicate our own historical performance, the historical success of Bain Capital Credit or the historical performance of Bain Capital Credit Funds and/or Related Funds, and we caution stockholders that our investment returns could be substantially lower than the returns achieved by them in prior periods. We cannot assure you that we will be profitable in the future or that our Advisor will be able to continue to implement our investment objectives with the same degree of success as it has had in the past. Additionally, all or a portion of the prior results may have been achieved in particular market conditions that may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

The due diligence process that our Advisor undertakes in connection with our investments may not reveal all the facts that may be relevant in connection with an investment.

        Our Advisor's due diligence may not reveal all of a company's liabilities and may not reveal other weaknesses in its business. There can be no assurance that our due diligence process will uncover all relevant facts that would be material to an investment decision. Before making an investment in, or a loan to, a company, our Advisor assesses the strength and skills of the company's management team and other factors that it believes are material to the performance of the investment. In making the assessment and otherwise conducting customary due diligence, our Advisor relies on the resources available to it and, in some cases, an investigation by third parties. This process is particularly important and highly subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. We make investments in, or loans to, companies, including middle market companies, which are not subject to public company reporting requirements, including requirements regarding preparation of financial statements, and will, therefore, depend upon the compliance by investment companies with their contractual reporting obligations and the ability of our Advisor's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. As a result, the evaluation of potential investments and the ability to perform due diligence on and effective monitoring of investments may be impeded, and we may not realize the returns which we expect on any particular investment. In the event of fraud by any company in which we invest or with respect to which we make a loan, we may suffer a partial or total loss of the amounts invested in that company.

Adverse economic developments, including illiquidity in the credit markets, may impair our ability to enter into new debt financing arrangements and otherwise negatively impact our current debt financing arrangements.

        In past economic downturns, such as the financial crisis in the United States that began in mid-2007 and during other times of extreme market volatility, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, for example as a result of the COVID-19 outbreak, it may be difficult for us to enter into a new credit or other borrowing facility, obtain other financing to finance the growth of our investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all.

        So far, the COVID-19 outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things, increased draws by borrowers on revolving lines of credit and increased requests by borrowers for amendments, modifications and waivers of their credit agreements to avoid default or change payment terms, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans. The resulting economic downturn may put downward pressure on the valuation of our assets and may reduce the value of the collateral available for us to secure existing and future borrowings. In addition, the duration and effectiveness of responsive measures implemented by governments and central banks cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments or governmental policies, may contribute to the development of or result in an increase in market volatility, illiquidity and other adverse effects that could negatively impact the credit markets and the Company.

Our executive officers and directors, our Advisor, Bain Capital Credit and their affiliates, officers, directors and employees may face certain conflicts of interest.

        The executive officers and directors and other employees of Bain Capital Credit and our Advisor, including our portfolio managers, are, or may be, investors in, or serve, or may serve, as officers, directors, members, or principals of, entities that operate in the same or a related line of business as we do, or of Bain Capital Credit Clients. Similarly, Bain Capital Credit and Affiliate Advisors may have other clients with similar, different or competing investment objectives. Accordingly, the members of the professional staff of Bain Capital Credit and our Advisor will have demands on their time for the investment, monitoring and other functions of other funds advised by Bain Capital Credit.

        In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, us or our stockholders. Although the professional staff of Bain Capital Credit will devote as much time to our management as appropriate to enable our Advisor to perform its duties in accordance with the Investment Advisory Agreement, Bain Capital Credit has, and will continue to have management responsibilities for Bain Capital Credit Clients. There is a potential that we will compete with these Bain Capital Credit Clients, for capital and investment opportunities. As a result, Bain Capital Credit and our portfolio managers will face conflicts in the allocation of investment opportunities among us and the Bain Capital Credit Clients and may make certain investments that are appropriate for us but for which we receive a relatively small allocation of such investment or no allocation at all. Bain Capital Credit intends to allocate investment opportunities among eligible Bain Capital Credit Clients in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time, and we may not be given the opportunity to participate in investments made by investment funds managed by our Advisor or an investment manager affiliated with our Advisor, including Bain Capital Credit. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations. In instances when investments are not made pursuant to exemptive relief, allocations among us and other Bain Capital Credit Clients, subject to applicable law and regulation, will be done in accordance with our Advisor's trade allocation practice, which is generally pro rata based on order size. There can be no assurance that we will be able to participate in all investment opportunities that are suitable for us.

        Further, to the extent permitted by applicable law, we and our affiliates may own investments at different levels of a portfolio company's capital structure or otherwise own different classes of a portfolio company's securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because decisions regarding our portfolio may benefit our affiliates. Our affiliates may pursue or enforce rights with respect to one of our portfolio companies, and those activities may have an adverse effect on us.

Bain Capital Credit's Credit Committee, our Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

        The executive officers and directors, principals and other employees of Bain Capital Credit and our Advisor may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf, and may come into possession of material non-public information with respect to issuers in which we may be considering making an investment. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies, the policies of Bain Capital, or as a result of applicable law or regulations, we could be prohibited for a period of time or indefinitely from purchasing or selling the securities of such companies, or we may be precluded from providing such information or other ideas to other funds affiliated with Bain Capital that may benefit from such information, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure as well as our lending relationship with our Advisor may create incentives for our Advisor that are not fully aligned with the interests of our stockholders.

        We pay management and incentive fees to our Advisor. We have entered into an Investment Advisory Agreement with our Advisor that provides that these fees will be based on the value of our gross assets (which includes assets purchased with borrowed amounts or other forms of leverage but excludes cash and cash equivalents), instead of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable). As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, including the costs of leverage, resulting in a lower rate of return than one might achieve if distributions were made on a gross basis. Because our management fees are based on the value of our gross assets, the incurrence of debt or the use of leverage will increase the management fees due to our Advisor. As such, our Advisor may have an incentive to use leverage to make additional investments. In addition, as additional leverage would magnify positive returns, if any, on our portfolio, our incentive fee would become payable to our Advisor (i.e., exceed the Hurdle Amount) at a lower average return on our portfolio. Thus, if we incur additional leverage, our Advisor may receive additional incentive fees without any corresponding increase (and potentially with a decrease) in our net performance. Additionally, under the incentive fee structure, our Advisor may benefit when capital gains are recognized and, because our Advisor will determine when to sell a holding, our Advisor will control the timing of the recognition of such capital gains. As a result of these arrangements, there may be times when the management team of our Advisor has interests that differ from those of our stockholders, giving rise to a conflict. Furthermore, there is a risk our Advisor will make more speculative investments in an effort to receive this payment. PIK interest and original issue discount ("OID") would increase our pre-incentive fee net investment income by increasing the size of the loan balance of underlying loans and increasing our AUM and makes it easier for our Advisor to surpass the Hurdle Amount and increase the amount of incentive fees payable to our Advisor.

        In addition, under the incentive fee structure, our Advisor may benefit when capital gains are recognized and, because our Advisor will determine when to sell a holding, our Advisor will control the timing of the recognition of such capital gains. As a result of these arrangements, there may be times when our Advisor has interests that differ from those of our stockholders, giving rise to a conflict. As a result, our Advisor may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. PIK interest and OID would increase our pre-incentive fee net investment income by increasing the size of the loan balance of underlying loans and increasing our AUM and makes it easier for our Advisor to surpass the Hurdle Amount and increase the amount of incentive fees payable to our Advisor. Our Advisor may thus have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of this incentive fee is based on income that we have not yet received in cash. This risk could be increased because our Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the accrued income (including accrued income with respect to OID, PIK interest and zero coupon securities).

        In addition, our Advisor is one of our lenders under our Revolving Advisor Loan. As a creditor, our Advisor may have additional interests that are divergent from those of our equity holders. See "Related Party Transactions and Certain Relationships—Revolving Advisor Loan."

        The Board is charged with protecting our interests by monitoring how our Advisor addresses these and other conflicts of interests associated with its services and compensation. While they will not review or approve each investment decision or incurrence of leverage, our Independent Directors will periodically review our Advisor's services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our Independent Directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

        We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, bear our ratable share of any such investment company's expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders bears his or her share of the management and incentive fees of our Advisor as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board as described below in "—The majority of our portfolio investments are recorded at fair value as determined in good faith by the Board and, as a result, there may be uncertainty as to the value of our portfolio investments." In the first quarter of 2020, primarily as a result of economic consequences of the COVID-19 pandemic, we experienced a decline in the aggregate value of our portfolio. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets, such as the extreme market volatility we are currently experiencing, can also adversely affect our investment valuations. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in current or future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The majority of our portfolio investments are recorded at fair value as determined in good faith by the Board and, as a result, there may be uncertainty as to the value of our portfolio investments.

        Many of our portfolio investments take the form of loans and securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded often do not have market quotations available and the fair value may not be readily determinable. If market quotations are not available or reliable, we value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of our investments. Many, if not all, of our investments (other than cash) may be classified as Level 3 under ASC Topic 820, Fair Value Measurement ("ASC 820"). This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We retain the services of one or more independent service providers to review the valuation of these loans and securities. However, the ultimate determination of fair value is made by the Board and not by such third-party valuation firm. The types of factors that the Board may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future, comparisons to publicly traded companies, relevant credit market indices and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

        Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Also, since these valuations are, to a large extent, based on estimates, comparisons and qualitative evaluations of private information, our fair valuation process could make it more difficult for investors to accurately value our investments and could lead to undervaluation or overvaluation of our securities. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger public competitors. In times of significant volatility, such as is currently taking place, valuation determinations are more challenging and subject to much more judgement and uncertainty.

        Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities. Further, our NAV as of a particular date may be materially greater than or less than the value that would be realized if our assets were to be liquidated as of such date. For example, if we were required to sell a certain asset or all or a substantial portion of our assets on a particular date, the actual price that we would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in our NAV. Volatile market conditions such as we are currently experiencing could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in our NAV.

        We adjust on a quarterly basis the valuation of our portfolio to reflect the Board's determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statements of operations as net change in unrealized appreciation or depreciation on investments.

Conflicts may arise from the valuation process for certain of our portfolio holdings.

        We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board determines the fair value of these loans and securities in good faith as described above in "—The majority of our portfolio investments are recorded at fair value as determined in good faith by the Board and, as a result, there may be uncertainty as to the value of our portfolio investments." Each of the interested members of the Board has an indirect pecuniary interest in our Advisor. The participation of our Advisor's investment professionals in our valuation process, and the pecuniary interest in our Advisor by certain members of the Board, could result in a conflict of interest as our Advisor's management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

Conflicts may arise related to other arrangements with Bain Capital Credit and our Advisor's other affiliates.

        We have entered into an Administration Agreement with our Administrator pursuant to which we are required to pay to our Administrator our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under such Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, our Advisor has entered into a Resource Sharing Agreement with Bain Capital Credit pursuant to which Bain Capital Credit provides our Advisor with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. These agreements create conflicts of interest that the Independent Directors will monitor.

Our Advisor has limited liability and is entitled to indemnification under the Investment Advisory Agreement.

        Under the Investment Advisory Agreement, our Advisor has not assumed any responsibility to us other than to render the services called for under that agreement. Our Advisor is not responsible for any action of the Board in following or declining to follow our Advisor's advice or recommendations. Under the Investment Advisory Agreement, our Advisor, its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Advisor, including without limitation our Administrator, will not be liable to us for any actions taken or omitted to be taken by our Advisor in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify our Advisor and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Advisor, and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by such party in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of our Advisor's duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of us, except in respect of any liability to us or our security holders to which such party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of our Advisor's duties or by reason of the reckless disregard of our Advisor's duties and obligations under the Investment Advisory Agreement. These protections may lead our Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We operate in an increasingly competitive market for investment opportunities, which could reduce returns and result in losses.

        The business of investing in assets meeting our investment objectives is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior private debt funds, including BDCs, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have more experience than us and considerably greater resources than us and access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than ours, and thus these competitors may have advantages not shared by us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the requirements we must satisfy to maintain our RIC qualification. Increased competition for, or a diminishment in the available supply of, investments suitable for us could result in lower returns on such investments and have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

        Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. We may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments that are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.

        With respect to the investments we make, we do not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. In the secondary market for acquiring existing loans, we compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors' pricing, terms and structure. However, if we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with Bain Capital Credit Funds and Related Funds. See "—Our executive officers and directors, our Advisor, Bain Capital Credit and their affiliates, officers, directors and employees may face certain conflicts of interest."

We may need to raise additional capital.

        We may access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain additional capital to fund new investments and grow our portfolio of investments or to refinance our existing credit facilities. Unfavorable economic conditions are currently increasing, and may also in the future increase, our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute in respect of each taxable year dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, for such taxable year to our stockholders to maintain our ability to be eligible for treatment as a RIC. Amounts so distributed will not be available to fund new investments or repay maturing debt. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

        Further, we may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.

Our business could be adversely affected in the event we default under our debt agreements or any future credit or other borrowing agreements, or if we receive margin calls or are otherwise required to post additional collateral.

        In the event we default on our debt agreements or any future credit or other borrowing facility, or if we receive margin calls or are otherwise required to post additional collateral (which may occur as a consequence of increased volatility and uncertainty in global markets, including that related to the economic impact of the COVID-19 outbreak), our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations, margin call and collateral requirements and/or support working capital requirements under such credit facility or such future credit or other borrowing facility, any of which would have a material adverse effect on our business, ability to pay dividends, financial condition, results of operations and cash flows. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which may result in cross-acceleration of other indebtedness. Any such acceleration (and cross-acceleration) would likely have a material adverse impact on our business, financial condition and results of operations.

        In addition, following any such default, the agent for the lenders under the relevant credit facility or such future credit or other borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

        Lastly, as a result of any such default, we may be unable to obtain additional leverage, which could, in turn, affect our return on capital.

Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in the Company. The risks of investment in a highly leverage fund include volatility and possible distribution restrictions.

        The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we currently borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of our debt agreements and any future credit or other borrowing facility or other debt instrument we may enter into, we are required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging will cause NAV to decline more sharply than it otherwise would have had we not used leverage, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to our Advisor.

        We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our debt agreements or otherwise in an amount sufficient to enable us to repay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be affected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our stockholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements.

        As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 150%. If this ratio declines below 150%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Advisor's assessment of market and other factors at the time of any proposed borrowing. We cannot assure stockholders that we will be able to obtain credit at all or on terms acceptable to us. The Small Business Credit Availability Act (the "SBCAA"), which was signed into law in March 2018, modified the applicable section of the 1940 Act and decreases the asset coverage requirements applicable to BDCs from 200% to 150% (subject to either stockholder approval or approval of both a majority of the Board and a majority of directors who are not interested persons). On November 28, 2018, the Board approved the reduction of the Company's asset coverage requirements to 150% and recommended the stockholders to vote in favor of the proposal at the special stockholder meeting on February 1, 2019. On February 1, 2019, the Company's stockholders approved the application of the reduced asset coverage. Accordingly, effective February 2, 2019, the Company is permitted to borrow amounts such that its asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required.

        The following table illustrates the effect of leverage on returns from an investment in our common stock assuming that we employ (i) our actual asset coverage ratio as of March 31, 2020 and (ii) a hypothetical asset coverage ratio of 150%, each at various annual returns on our portfolio as of March 31, 2020, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses)	(10.00%)		(5.00%)		0.00%		5.00%	10.00%
Corresponding return to common stockholder assuming actual asset coverage as of March 31, 2020 (154%)(1)	(36.79%	)	(22.21%	)	(7.62%	)	6.97%	21.55%
Corresponding return to common stockholder assuming 150% asset coverage(2)	(38.78%	)	(23.49%	)	(8.20%	)	7.09%	22.38%

(1)
Based on (i) $2,604.3 million in total assets as of March 31, 2020, (ii) $1,659.4 million in outstanding indebtedness as of March 31, 2020, (iii) $892.8 million in net assets as of March 31, 2020, and (iv) an annualized average interest rate on our indebtedness, as of March 31, 2020, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 4.1%.

(2)
Based on (i) $2,730.5 million in total assets on a pro forma basis as of March 31, 2020, after giving effect of a hypothetical asset coverage ratio of 150%, (ii) $1,785.6 million in outstanding indebtedness on a pro forma basis as of March 31, 2020 after giving effect of a hypothetical asset coverage ratio of 150%, (iii) $892.8 million in net assets as of March 31, 2020, and (iv) an annualized average interest rate on our indebtedness, as of March 31, 2020, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 4.1%.

The expected discontinuation of LIBOR could have a significant impact on our business.

        In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on our portfolio companies, our performance or our financial condition. Any replacement rate that is chosen may be less favorable than the current rates. Until the announcement of the replacement rate, our portfolio companies may continue to invest in instruments that reference LIBOR or otherwise use LIBOR due to favorable liquidity or pricing.

        The expected discontinuation of LIBOR could have a significant impact on our business. We anticipate significant operational challenges for the transition away from LIBOR including, amending existing loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. There may also be additional issues associated with our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. Further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us and could have a material adverse effect on our business, financial condition and results of operations.

        In advance of 2021, regulators and market participants will seek to work together to identify or develop successor reference rates and how the calculation of associated spreads (if any) should be adjusted. The Federal Reserve Board, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by U.S. Treasury securities, called the Secured Overnight Financing Rate ("SOFR"). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the reference rates and spreads (if any) in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of LIBOR presents risks to us and our portfolio companies. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative reference rates or any other reforms that may be enacted in the United Kingdom or elsewhere.

We are and may be subject to restrictions under our debt agreements, including the BCSF Revolving Credit Facility and the JPM Credit Facility, and any future credit or other borrowing facility that could adversely impact our business.

        Our debt agreements, including the BCSF Revolving Credit Facility and the JPM Credit Facility, and any future credit or other borrowing facility, may be backed by all or a portion of our loans and securities on which the lenders may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. Even prior to an event of default, in the case of the JPM Credit Facility, under certain circumstances, JPM can direct the sale of our assets to reduce the facility's loan-to-value ratio.

        In addition, any security interests as well as negative covenants included in our debt agreements or any future credit or other borrowing facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, our borrowing base under our debt agreements has decreased, and if our borrowing base under any future credit or other borrowing facility were to decrease, we are and would be required to pay down such facilities in the near term and secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the relevant credit facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to pay distributions.

        In addition, under our debt agreements and any future credit or other borrowing facilities, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as restrictions on leverage, which may affect the amount of funding that may be obtained. For example, proceeds of the loans under debt agreements may be used to acquire certain qualifying loans and such other uses as permitted under our debt agreements. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under our debt agreements or any future credit or other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the relevant credit facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and/or make distributions to stockholders required to maintain our ability to be eligible for treatment as a RIC.

We may be the target of litigation.

        We may be the target of securities litigation in the future, particularly if the value of shares of our common stock fluctuates significantly (as it has currently due to the current extreme market volatility). We could also generally be subject to litigation, including derivative actions by our stockholders. In addition our investment activities subject us to litigation relating to the bankruptcy process and the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where we exercise control or significant influence over a portfolio company's direction. Any litigation could result in substantial costs and divert management's attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly operating results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including changes in valuation of our portfolio companies, the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, modifications made on any loans or securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods. Due to the significant uncertainty and volatility created by COVID-19, we think this is particularly true for upcoming periods.

New or modified laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

        Changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and may shift our investment focus from the areas of expertise of our Advisor to other types of investments in which our Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. If we invest in commodity interests in the future, our Advisor may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission ("CFTC") or may determine to operate subject to CFTC regulation, if applicable. If we or our Advisor were to operate subject to CFTC regulation, we may incur additional expenses and would be subject to additional regulation.

        Further, there has been increasing commentary among regulators and intergovernmental institutions, including the Financial Stability Board and International Monetary Fund, on the topic of "shadow banking" (a term generally taken to refer to credit intermediation involving entities and activities outside the regulated banking system). We are an entity outside the regulated banking system and certain of our activities may be argued to fall within this definition and, in consequence, may be subject to regulatory developments. As a result, we and our Advisor could be subject to increased levels of oversight and regulation. This could increase costs and limit operations. In an extreme eventuality, it is possible that such regulations could render our continued operation unviable and lead to its premature termination or restructuring.

Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

        There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies' access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

The Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

        The Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our investment objectives, operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of shares of our common stock.

        The Delaware General Corporation Law, as amended (the "DGCL"), contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") and bylaws ("Bylaws") contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others which we may adopt also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, either individually or together with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Accordingly, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

        We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Certificate of Incorporation that classify the Board in three classes serving staggered three-year terms, and provisions of our Certificate of Incorporation authorizing our Board to classify or reclassify shares of our preferred stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions we have adopted or may adopt in our Certificate of Incorporation and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our Certificate of Incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against our directors, officers, other employees or stockholders for breach of fiduciary duty and other similar actions may be brought in a federal or state court located in the state of Delaware.

        Our Certificate of Incorporation provides that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, our Certificate of Incorporation or Bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder's address as it appears on our records, with postage thereon prepaid.

        This choice of forum provision may limit a stockholder's ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our Certificate of Incorporation to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

Our Advisor and Administrator each have the ability to resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

        Our Advisor has the right under the Investment Advisory Agreement to resign as our Advisor at any time upon not less than 60 days' written notice, whether we have found a replacement or not. Similarly, our Administrator has the right under the Administration Agreement to resign at any time upon not less than 60 days' written notice, whether we have found a replacement or not. If our Advisor or our Administrator were to resign, we may not be able to find a new investment adviser or administrator, as applicable, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor, or our Administrator, as applicable. Even if we are able to retain a comparable service provider or individuals performing such services are retained, whether internal or external, their integration and lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

        In addition, if our Advisor resigns or is terminated, we would lose the benefits of our relationship with Bain Capital Credit, including the use of Bain Capital Credit's communication and information systems, insights into our existing portfolio, market expertise, sector and macroeconomic views and due diligence capabilities, as well as any investment opportunities referred to us by Bain Capital Credit, and we would be required to change our name, which may have a material adverse impact on our operations.

We are highly dependent on information systems, and systems failures or cyber-attacks could significantly disrupt our business, which may, in turn, negatively affect the value of shares of our common stock and our ability to pay distributions.

        Our business is highly dependent on the communications and information systems of Bain Capital Credit. In addition, certain of these systems are provided to Bain Capital Credit by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, these systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources. These attacks, which may include cyber incidents and phishing efforts, may involve a third party gaining unauthorized access to our communications or information systems for purposes of misappropriating assets, stealing confidential information, corrupting or destroying data, degrading or sabotaging our systems or causing other operational disruption. Any such attack could result in disruption to our business, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations.

We are subject to certain risks as a result of our interests in the membership interests in the 2018-1 Issuer and 2019-1 Issuer.

        Under the terms of the master loan sale agreement governing the CLO Transaction and the 2019-1 CLO Transaction (together, the "CLO Transactions"), we sold and/or contributed to the 2018-1 Issuer and 2019-1 Issuer all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in such master loan sale agreement (including an increase in the value of the "Membership Interests"). As a result of the transactions, we hold all of the Membership Interests, which comprise 100% of the equity interests, in the 2018-1 Issuer and 2019-1 Issuer. As a result, we have consolidated the financial statements of the 2018-1 Issuer and 2019-1 Issuer, as well as our other subsidiaries, in our consolidated financial statements. However, once contributed to a CLO, the underlying loans and participation interests have been securitized and are no longer our direct investment, and the risk return profile has been altered. In general, rather than holding interests in the underlying loans and participation interests, the CLO Transactions resulted in the Company holding membership interests in the CLO Issuers, with the CLO holding the underlying loans. As a result, we are subject both to the risks and benefits associated with the equity interests of the CLO (i.e., the Membership Interests) and the risks and benefits associated with the underlying loans and participation interests held by the 2018-1 Issuer and 2019-1 Issuer, which are subject to similar risks as those attributed to our portfolio in these risk factors.

We have limited experience managing CLOs.

        The performance of the CLO Issuers is largely dependent on the analytical and managerial expertise of our investment professionals. Although we and our investment professionals and affiliates have prior experience investing in loans and other debt obligations, the CLO Issuers are the only CLOs we manage. Accordingly, we have limited performance history of managing CLOs for potential investors to consider in evaluating the potential impact of the CLO Transactions on our overall performance.

We are subject to significant restrictions on our ability to advise the CLO Issuers.

        We manage the assets of the CLO Issuers pursuant to portfolio management agreements with the CLO Issuers (the "Portfolio Management Agreements"). The indentures (the "CLO Indentures") governing the 2018-1 Notes and the 2019-1 Notes (collectively, the "CLO Notes") and the Portfolio Management Agreements place significant restrictions on our ability to advise the CLO Issuers to buy and sell Collateral Obligations, and we are subject to compliance with the CLO Indentures and the Portfolio Management Agreements. As a result of the restrictions contained in the CLO Indentures and the Portfolio Management Agreements, the CLO Issuers may be unable to buy or sell collateral obligations or to take other actions that we might consider in the interest of the CLO Issuers and the holders of CLO Notes, and we may be required to make investment decisions on behalf of the CLO Issuers that are different from those made for our other clients. In addition, we may pursue any strategy consistent with the CLO Indentures and the Portfolio Management Agreements, and there can be no assurance that such strategy will not change from time to time in the future. Further, for so long as we manage the assets of the CLO Issuers pursuant to the Portfolio Management Agreements, we will elect to not charge any portfolio management fee to which we may be entitled under such Portfolio Management Agreements.

        In our role as portfolio manager of the CLO Issuers, we will be acting solely in the best interests of the CLO Issuers and not in the best interests of the Membership Interests of the CLO Issuers that we hold. As the interests of the holders of the applicable CLO Notes are senior in the respective CLO Issuer's capital structure to our Membership Interests, we may incur losses if we are required to dispose of a portion of the portfolio of the respective CLO Issuer at inopportune times in order to satisfy the outstanding obligations of the holders of the related CLO Note.

The subordination of the Membership Interests will affect our right to payment.

        The Membership Interests are subordinated to the CLO Notes and certain fees and expenses. If any Coverage Test (defined below) is not satisfied as of a determination date, cash flows (if any) and proceeds otherwise payable to the CLO Issuers (which the CLO Issuers could have otherwise distributed with respect to the Membership Interests) will be diverted to the payment of principal on the CLO Notes. If the CLO Issuers have not received confirmation from S&P Global Ratings of its initial ratings of each class of the applicable CLO Notes, or if we fail to hold the required amount of Membership Interests as required by EU risk retention regulations ("Retention Deficiency"), proceeds will be diverted to pay principal on the applicable CLO Notes or to purchase additional collateral obligations (or, in the case of a Retention Deficiency, to the extent necessary to reduce such Retention Deficiency to zero). If during the period from and including the closing date of a CLO Transaction to and including the earliest of (i) October 20, 2022 for the 2018-1 Notes and October 15, 2023 for the 2019-1 Debt and (ii) the date of the acceleration of the maturity of the related CLO Notes in accordance with the applicable CLO Indenture the applicable Overcollateralization Ratio Test (defined below) is not satisfied, proceeds will be diverted to purchase additional collateral obligations.

        Although these tests generally compare the principal balance of the collateral obligations to the aggregate outstanding principal amount of the applicable CLO Notes, certain reductions are applied to the principal balance of Collateral Obligations in connection with certain events, such as defaults or ratings downgrades to "CCC" levels or below, in each case that may increase the likelihood that one or more Overcollateralization Ratio Tests may not be satisfied.

        On the scheduled maturity of the CLO Notes or if acceleration of the CLO Notes occurs after an event of default, proceeds available after the payment of certain administrative expenses will be applied to pay both principal of and interest on the applicable CLO Notes until the applicable CLO Notes are paid in full before any further payment will be made on the Membership Interests. As a result, the Membership Interests would not receive any payments until the applicable CLO Notes are paid in full.

        In addition, if an event of default occurs and is continuing, the holders of the CLO Notes will be entitled to determine the remedies to be exercised under the applicable CLO Indenture. Remedies pursued by the holders of the CLO Notes could be adverse to our interests as the holder of the Membership Interests, and the holders of the CLO Notes will have no obligation to consider any possible adverse effect on such other interests. See "—The holders of certain of the CLO Notes will control many rights under the CLO Indentures and therefore, we will have limited rights in connection with an event of default or distributions thereunder."

The holders of certain of the CLO Notes control many rights under the CLO Indentures and therefore, we will have limited rights in connection with an event of default or distributions thereunder.

        Under the CLO Indentures, many of our rights as the holder of the Membership Interests are controlled by the holders of certain of the CLO Notes. Remedies pursued by such holders upon an event of default could be adverse to our interests. If the CLO Notes are accelerated following an event of default, proceeds of any realization on the assets will be allocated to the CLO Notes (in order of seniority) and certain other amounts owing by the CLO Issuers will be paid in full before any allocation to us as the holder of the Membership Interests. Although we as the holder of the Membership Interests will have the right, subject to the conditions set forth in the CLO Indentures, to purchase the assets in a sale by the trustee, if an event of default (or otherwise, an acceleration of the CLO Notes following an event of default) has occurred and is continuing, we will not have any creditors' rights against the CLO Issuers and will not have the right to determine the remedies to be exercised under the CLO Indentures. There is no guarantee that any funds will remain to make distributions to us as the holder of the Membership Interests following any liquidation of the assets and the application of the proceeds from the assets to pay the CLO Notes and the fees, expenses, and other liabilities payable by the CLO Issuers. The ability of the holders of the CLO Notes to direct the sale and liquidation of the assets is subject to certain limitations. As set forth in the CLO Indentures, notwithstanding any acceleration, if an event of default occurs and is continuing and the trustee has not commenced remedies under the CLO Indentures, we as the portfolio manager of the CLO Issuers may continue to direct dispositions and purchases of collateral obligations to the extent permitted under the CLO Indentures.

        If an event of default has occurred and is continuing (unless the trustee has commenced remedies pursuant to the CLO Indentures), then (x) we as the portfolio manager of a CLO Issuer may continue to direct sales and other dispositions, and purchases, of collateral obligations in accordance with and to the extent permitted pursuant to the relevant CLO Indenture and (y) the trustee will retain the assets securing the relevant CLO Notes intact, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the assets and the CLO Notes in accordance with the CLO Indenture, unless: (i) the trustee, pursuant to the CLO Indenture and in consultation with us as the portfolio manager of the relevant CLO Issuer, determines that the anticipated proceeds of a sale or liquidation of the assets (after deducting the anticipated reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due (or, in the case of interest, accrued) and unpaid on the CLO Notes for principal and interest (including accrued and unpaid deferred interest), and all other amounts payable pursuant to the priority of distributions prior to payment of principal on such CLO Notes (including amounts due and owing, and amounts anticipated to be due and owing, as administrative expenses (without regard to any applicable limitation on such expenses)), and we as the portfolio manager of the CLO Issuer and the holders of at least 66 2/3% (a "Supermajority") of the most senior outstanding class of the CLO Notes agrees with such determination; (ii) in the case of certain events of default, a Supermajority of the most senior outstanding class of the CLO Notes directs the sale and liquidation of the assets; or (iii) a Supermajority of each class of the CLO Notes (voting separately by class) directs the sale and liquidation of the assets.

The CLO Indentures require mandatory redemption of the CLO Notes for failure to satisfy coverage tests.

        Under the documents governing the CLO Transactions, there are two coverage tests (the "Coverage Tests") applicable to the CLO Notes.

        The first such test (the "Interest Coverage Test") compares the amount of interest proceeds received on the portfolio loans held by the relevant CLO Issuer to the amount of interest due and payable on the relevant CLO Notes. To meet this first test, for each class of CLO Notes, interest received on the portfolio loans must equal at least 120%, 115% or 110% of the interest payable in respect of the Class A, Class B and Class C CLO Notes, respectively.

        The second such test (the "Overcollateralization Ratio Test") compares the adjusted collateral principal amount of the portfolio of Collateral Obligations of the relevant CLO Transaction to the aggregate outstanding principal amount of the relevant CLO Notes. To meet this second test at any time, for each class of CLO Notes, the adjusted collateral principal amount of such Collateral Obligations must equal at least 137.1%, 126.2% or 117.1% of the outstanding principal amount of the CLO Notes comprising the Class A, B and C Classes, respectively.

        If a Coverage Test is not met on any determination date on which such Coverage Test is applicable, the relevant CLO Issuer shall apply available amounts to redeem the relevant CLO Notes in an amount necessary to cause such tests to be satisfied. This could result in an elimination, deferral or reduction in the payments of distributions to the CLO Issuer (and as such, to us as the holder of the Membership Interests and indirect beneficiary of any such payments to the CLO Issuer).

We may resign or be removed or terminated as portfolio manager of the CLO Issuers.

        We may resign or be removed or terminated as portfolio manager of the CLO Issuers in a number of circumstances, including the breach of certain terms of the CLO Indentures and the Portfolio Management Agreement. In addition, because a new portfolio manager may not be able to manage the CLO Issuers according to the standards of the CLO Indentures and the Portfolio Management Agreement, any transfer of the portfolio management functions to another entity could result in reduced or delayed collections, delays in processing loan transfers and information regarding the loans and a failure to meet all of the applicable procedures required by the Portfolio Management Agreement. Consequently, the termination or removal of us as portfolio manager of the CLO Issuers could have material and adverse effects on our performance.

Risks Relating to the 1940 Act

We and our Advisor are subject to regulations and SEC oversight. If we or they fail to comply with applicable requirements, it may adversely impact our results relative to companies that are not subject to such regulations.

        As a BDC, we are subject to a portion of the 1940 Act. In addition, we have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC in accordance with the requirements of Subchapter M of the Code. The 1940 Act and the Code impose various restrictions on the management of a BDC, including related to portfolio construction, asset selection, and tax. These restrictions may reduce the chances that the BDC will achieve results similar to those of other vehicles managed by Bain Capital Credit and/or our Advisor.

        However, if we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

        In addition to these and other requirements applicable to us, our Advisor is subject to regulatory oversight by the SEC. To the extent the SEC raises concerns or has negative findings concerning the manner in which we or our Advisor operate, it could adversely affect our business.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, the SEC. We consider our Advisor and its affiliates, including Bain Capital Credit, to be our affiliates for such purposes. In addition, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our Independent Directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our Independent Directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

        We have, however, invested, and may in the future invest, alongside Bain Capital Credit Clients in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations or exemptive orders. For example, we may invest alongside Bain Capital Credit Clients consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Bain Capital Credit and our Advisor, acting on our behalf and on behalf of such Bain Capital Credit Clients, negotiates no term other than price. We may also invest alongside Bain Capital Credit Clients as otherwise permissible under regulatory guidance, applicable regulations or exemptive orders and Bain Capital Credit's allocation policy. If we are prohibited by applicable law from investing alongside Bain Capital Credit Clients with respect to an investment opportunity, we may not be able to participate in such investment opportunity. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations. In instances when investments are not made pursuant to exemptive relief, allocations among us and other Bain Capital Credit Clients, subject to applicable law and regulation, will be done in accordance with our Advisor's trade allocation practice, which is generally pro rata based on order size. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

        In situations where co-investment with other Bain Capital Credit Clients is not permitted or appropriate, subject to the limitations described in the preceding paragraph, Bain Capital Credit will need to decide which client will proceed with the investment. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to us.

        We, our Advisor and Bain Capital Credit have been granted exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with other Bain Capital Credit Clients in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent other Bain Capital Credit Clients funds, accounts and investment vehicles managed by Bain Capital Credit may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our exemptive order permits us to invest with Bain Capital Credit Clients in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. Our exemptive relief permitting co-investment transactions generally applies only if our Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive relief imposes other conditions with which we must comply to engage in co-investment transactions.

Our ability to sell or otherwise exit investments also invested in by other Bain Capital Credit investment vehicles is restricted.

        We may be considered affiliates with respect to certain of our portfolio companies because our affiliates, which may include other Bain Capital Credit Funds, also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under the 1940 Act. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

        As a BDC, we may not acquire any assets other than qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

        We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes could have a material adverse effect on our business, financial condition, results of operations and cash flows. See "Regulation—Qualifying Assets."

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

        We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness.

        Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions, we are not generally able to issue and sell our common stock at a price per share below NAV. We may, however, sell our common stock, or warrants, options, or rights to acquire shares of our common stock, at a price below the current NAV of shares of our common stock if the Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the market value of such securities (less any distributing commission or discount). We currently have authorization from our stockholders to issue common stock at a price below its then current NAV per share.

Certain investors are limited in their ability to make significant investments in the Company.

        Private funds that are excluded from the definition of "investment company" either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act and BDCs, such as us, are also subject to this restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors will be limited in their ability to make significant investments in the Company at a time that they might desire to do so.

Risks Relating to Our Investments

Economic recessions or downturns could impair our portfolio companies, and defaults by our portfolio companies will harm our operating results.

        Many of the portfolio companies in which we have invested or expect to make investments in are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. For example, the recent economic impacts related to COVID-19 will negatively impact many of our portfolio companies. Therefore, the number of our non-performing assets has increased in the first quarter of 2020, causing a decrease in the value of our portfolio as of March 31, 2020, and is likely to increase throughout the duration of the COVID-19 pandemic and its aftermath. Adverse economic conditions may also decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. If the value of collateral underlying our loan declines during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value may hinder a portfolio company's ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. Thus, economic slowdowns or recessions, such as the one we are currently experiencing, have and could in the future lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We consider a number of factors in making our investment decisions, including, but not limited to, the financial condition and prospects of a portfolio company and its ability to repay our loan. Unfavorable economic conditions would be expected to negatively affect the valuations of our portfolio companies and, as a result, make it more difficult for such portfolio companies to repay or refinance our loan. Therefore, these events could prevent us from increasing our investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize such portfolio company's ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, depending on the facts and circumstances, including the extent to which we actually provide significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt.

Our portfolio companies may be unable to pay interest or repay or refinance outstanding principal on their loans at or prior to maturity, which, among other things, could impact our ability to make distributions.

        Our portfolio companies may be unable to pay interest or repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, portfolio companies may be undergoing extreme stress due to COVID-19, which may negatively impact their ability to pay such interest. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

        We may need to restructure the capitalization of some portfolio companies, which could result in reduced interest payments or permanent impairments on our investments. Any such decrease in our net investment income would increase the percentage of our cash flows dedicated to debt service and distribution payments to stockholders. If these amounts become unsustainable, we may be required to reduce the amount of our distributions to stockholders.

Our debt investments may be risky, and we could lose all or part of our investments.

        Debt portfolios are subject to credit and interest rate risk. "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, subordination, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade. "Interest rate risk" refers to the risks associated with market changes in interest rates. Factors that may affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply and the monetary policies of the Federal Reserve Board and central banks throughout the world, international disorders and instability in domestic and foreign financial markets. The Federal Reserve Board has cut the federal funds rates to near zero percent by the end of the first quarter of 2020. These developments, along with domestic and international debt and credit concerns, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms. Interest rate changes may also affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments may also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including, among other factors, the index chosen, frequency of reset and reset caps or floors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. We expect that we will periodically experience imbalances in the interest rate sensitivities of our assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, we may not be able to manage this risk effectively, which in turn could adversely affect our performance.

We may hold the debt securities of leveraged companies.

        Portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, or a larger number of qualified managerial and technical personnel. As a result, portfolio companies which our Advisor expects to be stable may operate at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position or may otherwise have a weak financial condition or be experiencing financial distress.

        Portfolio companies may issue certain types of debt, such as senior loans, mezzanine or high yield in connection with leveraged acquisitions or recapitalizations in which the portfolio company incurs a substantially higher amount of indebtedness than the level at which it had previously operated. Leverage may have important consequences to these portfolio companies and us as an investor. For example, the substantial indebtedness of a portfolio company could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes, (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes, (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage, and (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs. As a result, the ability of these leveraged companies to respond to changing business and economic conditions and to take advantage of business opportunities may be limited.

        A leveraged portfolio company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. In addition, a portfolio company with a leveraged capital structure will be subject to increased exposure to adverse economic factors, such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of that portfolio company or its industry. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. If a portfolio company is unable to generate sufficient cash flow to meet all of its obligations, it may take alternative measures (e.g., reduce or delay capital expenditures, sell assets, seek additional capital, or seek to restructure, extend or refinance indebtedness or modify payment terms). These actions may negatively affect our investment in such a portfolio company. Accordingly, leveraged companies may enter into bankruptcy proceedings at higher rates than companies that are not leveraged.

We invest in middle market companies, which involve higher risks than investments in larger companies.

        We invest in middle market companies, which often involve higher risks (including during periods of extreme market volatility as we are currently experiencing), because they may lack the management experience, financial resources, product diversification and competitive strength of larger corporations, all of which may contribute to illiquidity, and may, in turn, adversely affect the price and timing of liquidation of our investments.

        Middle market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and our Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies. Further, many such companies may be less prepared to deal with a pandemic and the disruptions caused by it.

        In addition, investment in middle market companies involves a number of other significant risks, including:

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  they typically have shorter operating histories, narrower product lines, smaller capital reserves, and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

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  they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The lack of liquidity in our investments may adversely affect our business.

        The lack of an established, liquid secondary market for a large portion of our investments may have an adverse effect on the market value of our investments and on our ability to dispose of them. Additionally, our investments may be subject to certain transfer restrictions that may also contribute to illiquidity. Further, our assets that are typically traded in a liquid market may become illiquid if the applicable trading market tightens. The price at which we can sell an investment is likely to be influenced by broader market conditions, for example, if other credit assets similar to ours are being sold at distressed prices. Therefore, no assurance can be given that we can dispose of a particular investment at its prevailing fair value.

        A portion of our investments may consist of securities that are subject to restrictions on resale by us because they were acquired in a "private placement" or similar transaction or because we are deemed to be an affiliate of the issuer of such securities. We will be able to sell such securities only under applicable securities laws, which may permit only limited sales under specified conditions or subject us to additional potential liability.

Our investments in secured loans may nonetheless expose us to losses from default and foreclosure.

        While we may invest in secured loans, we may nonetheless be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. In some circumstances, our lien could be subordinated to claims of other creditors, such as trade creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt investment. We cannot guarantee the adequacy of the protection of our interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. There is a risk that the collateral securing our debt investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Furthermore, we cannot assure that claims may not be asserted that might interfere with enforcement of our rights. In addition, in the event of any default under a secured loan held directly by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the secured loan, which could have a material adverse effect on our cash flow from operations.

        In the event of a foreclosure, we may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to us. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

        These risks are magnified for stretch senior loans. Stretch senior loans are senior loans that have a greater loan-to-value ratio than traditional senior loans and typically carry a higher interest rate to compensate for the additional risk. Because stretch senior loans have a greater loan-to-value ratio, there is potentially less over-collateralization available to cover the entire principal of the stretch senior loan.

Our investments in mezzanine debt and other junior securities, including high yield debt or junk bonds, are subordinate to senior indebtedness of the applicable company and are subject to greater risk.

        The mezzanine debt and other junior securities in which we may invest, including high yield debt or junk bonds, are typically contractually or structurally subordinate to senior indebtedness of the applicable company, or effectively subordinated as a result of being unsecured debt and therefore subject to the prior repayment of secured indebtedness to the extent of the value of the assets pledged as security. In some cases, the subordinated debt held by us may be subject to the prior repayment of different classes of senior debt that may be in priority ahead of the debt held by us. In the event of financial difficulty on the part of a portfolio company, such class or classes of senior indebtedness ranking prior to the debt held by us, and interest thereon and related expenses, must first be repaid in full before any recovery may be had on our mezzanine or other subordinated investments. Subordinated investments are characterized by greater credit risks than those associated with the senior or senior secured obligations of the same issuer. In addition, under certain circumstances the holders of the senior indebtedness will have the right to block the payment of interest and principal on our mezzanine debt and other junior securities and to prevent us from pursuing its remedies on account of such non-payment against the issuer. Further, in the event of any debt restructuring or workout of the indebtedness of any issuer, the holders of the senior indebtedness will likely control the creditor side of such negotiations.

        Many issuers of mezzanine debt and other junior securities are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of mezzanine debt and other junior securities may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Adverse changes in the financial condition of an issuer, general economic conditions, or both, may impair the ability of such issuer to make payments on the subordinated securities and result in defaults on such securities more quickly than in the case of the senior obligations of such issuer. Mezzanine debt and other junior securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuer. Finally, the market values of certain of mezzanine debt and other junior securities may reflect individual corporate developments.

        Investments in mezzanine debt and other junior securities may also be in the form of zero-coupon or deferred interest bonds, which are bonds which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. These investments typically experience greater volatility in market value due to changes in the interest rates than bonds that provide for regular payments of interest. We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

        In addition, we invest in high yield debt, a substantial portion of which may be rated below investment-grade by one or more nationally recognized statistical rating organizations or is unrated but of comparable credit quality to obligations rated below investment-grade, and has greater credit and liquidity risk than more highly rated debt obligations. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. High yield issuers are much more vulnerable to deteriorating economic conditions such as those existing today due to COVID-19. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities, and the market for high yield debt has recently experienced periods of volatility. The market values of certain of this high yield debt may reflect individual corporate developments.

Our portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

        The terms of loans acquired or originated by us may be subject to early prepayment options or similar provisions which, in each case, could result in the Company realizing repayments of such loans earlier than expected, sometimes with no or a nominal prepayment premium. This may happen when there is a decline in interest rates, when the portfolio company's improved credit or operating or financial performance allows the refinancing of certain classes of debt with lower cost debt or when the general credit market conditions improve. Prepayments could also negatively impact our ability to pay, or the amount of, distributions on our common stock, which could result in a decline in the market price of our shares. Further, in the case of some of these loans, having the loan paid early may have the effect of reducing our actual investment income below our expected investment income if the capital returned cannot be invested in transactions with equal or greater yields. Our inability to reinvest such proceeds may materially affect our overall performance.

        We are generally unable to predict the rate and frequency of such prepayments. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such portfolio company the ability to replace existing financing with less expensive capital. In periods of rising interest rates, the risk of prepayment of floating rate loans may increase if other financing sources are available. As market conditions change frequently, we will often be unable to predict when, and if, this may be possible for each of our portfolio companies.

Many of our loans have limited amortization requirements.

        Our investments in debt have limited mandatory amortization and interim repayment requirements. A low level of amortization of any debt, over the life of the investment, increases the risk that a portfolio company will not be able to repay or refinance the debt held by us when it comes due at its final stated maturity.

We may invest in equity securities, which generally have greater price volatility than fixed income securities.

        We may in certain limited circumstances invest in equity securities, including equity securities issued by entities with unrated or below investment-grade debt. As with other investments that we may make, the value of equity securities held by us may be adversely affected by actual or perceived negative events relating to the issuer of such securities, the industry or geographic areas in which such issuer operates or the financial markets generally. However, equity securities may be even more susceptible to such events given their subordinate position in the issuer's capital structure. As such, equity securities generally have greater price volatility than fixed income securities, and the market price of equity securities owned by us is more susceptible to moving up or down in a rapid or unpredictable manner. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment will depend on our portfolio company's success. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

        There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

The prices of the financial instruments in which we invest may be influenced by a number of factors.

        Price movements of instruments in which our assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments and national and international political and economic events and policies. In addition, governments, from time to time, intervene, directly and by regulation, in certain markets, particularly those in currencies and financial instrument options. Such intervention is intended to influence prices directly and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

Our investment in entire portfolios may not be as successful as acquiring the assets individually.

        We may invest in entire portfolios of assets sold by hedge funds, other BDCs, regional commercial banks, specialty finance companies and other types of financial firms. The performance of individual assets in such a portfolio will vary, and the return on our investment in an entire portfolio may not exceed the returns we would have received had we purchased some, but not all, of the assets contained in such portfolio.

Investments in financially troubled companies involve significantly greater risk than investments in non-troubled companies.

        We may invest in the obligations of companies that are financially troubled and that are either engaged in a reorganization or expect to file for bankruptcy. Although the terms of such financing may result in greater returns to us, investments in financially troubled companies also involve significantly greater risk than investments in non-troubled companies, and the repayment of obligations of financially troubled companies is subject to significant uncertainties. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action. We may make investments that become distressed due to factors outside the control of our Advisor. There is also no assurance that there will be sufficient collateral to cover the value of the loans and/or other investments purchased by us or that there will be a successful reorganization or similar action of the company or investment which becomes distressed. In any reorganization or liquidation proceeding relating to a company in which we invest, we may lose all or part of our investment, may be required to accept collateral, cash or securities with a value less than our original investment and/or may be required to accept payment over an extended period of time. Additionally, we may invest in the securities of financially troubled companies that are non-U.S. issuers. Such non-U.S. issuers may be subject to bankruptcy and reorganization processes and proceedings that are not comparable to those in the United States and that may be less favorable to the rights of lenders.

Investments in "event-driven" special situations may not fully insulate us from risks inherent in our planned activities.

        Our strategies, from time to time, involve investments in "event-driven" special situations such as recapitalizations, spinoffs, corporate and financial restructurings, litigation or other catalyst-orientated situations. Investments in such securities are often difficult to analyze, and we could be incorrect in our assessment of the downside risk associated with an investment, thus resulting in a significant loss. Although we intend to utilize appropriate risk management strategies, such strategies cannot fully insulate us from the risks inherent in our planned activities. Moreover, in certain situations, we may be unable to, or may choose not to, implement risk management strategies because of the costs involved or other relevant circumstances.

We may be subject to lender liability and equitable subordination.

        In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. Because of the nature of certain of our investments, we could be subject to allegations of lender liability.

        In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of the other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because of the nature of certain of our investments, we could be subject to claims from creditors of an obligor that our investments issued by such obligor should be equitably subordinated. A significant number of our investments will involve investments in which we will not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting our investments could arise without our direct involvement.

        If we purchase debt securities of an affiliate of a portfolio company in the secondary market at a discount, (i) a court might require us to disgorge profit it realizes if the opportunity to purchase such securities at a discount should have been made available to the issuer of such securities or (ii) we might be prevented from enforcing such securities at their full face value if the issuer of such securities becomes bankrupt.

Participation on creditors' committees may expose our Advisor to liability.

        Our Advisor may participate on committees formed by creditors to negotiate the management of financially troubled companies that may or may not be in bankruptcy or our Advisor may seek to negotiate directly with the debtors with respect to restructuring issues. If our Advisor does join a creditors' committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to us in such proceedings. By participating on such committees, our Advisor may be deemed to have duties to other creditors represented by the committees, which might expose our Advisor to liability to such other creditors who disagree with our Advisor's actions.

        While our Advisor intends to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, our Advisor may trade in a portfolio company's securities while engaged in the portfolio company's restructuring activities. Such trading creates a risk of litigation and liability that may cause our Advisor and/or us to incur significant legal fees and potential losses.

We cannot assure the accuracy of projections and forecasts used by our Advisor.

        Our Advisor may rely upon projections, forecasts or estimates developed by us or a portfolio company in which we are invested concerning the portfolio company's future performance and cash flow. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. Actual events are difficult to predict and beyond our control. Actual events may differ from those assumed. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, domestic and foreign business, market, financial or legal conditions, including pandemics and natural disasters, differences in the actual allocation of our investments among asset groups from that described herein, the degree to which our investments are hedged and the effectiveness of such hedges, among others. Accordingly, there can be no assurance that estimated returns or projections can be realized or that actual returns or results will not be materially lower than those estimated therein.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer or industry.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the Diversification Tests (as defined below in "Material U.S. Federal Income Tax Considerations—Taxation as a RIC") associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As such, our assets may not be diversified. Any such non-diversification would increase the risk of loss to us if there was a decline in the market value of any loan in which we had invested a large percentage of its assets. If a large portion of our assets is held in cash or similarly liquid form, our performance might be adversely affected. Investment in a non-diversified fund will generally entail greater risks than investment in a "diversified" fund. We may have a more concentrated or less broad and varied portfolio than a "diversified" fund. A more concentrated portfolio can cause a portfolio such as ours to have higher volatility. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following our initial investment in a portfolio company, we may decide to provide additional funds to such portfolio company, seeking to:

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  increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

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  exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

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  preserve or enhance the value of our investment.

        There is no assurance that we will make follow-on investments or that we will have sufficient funds to make all or any of such investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC. Our ability to make follow-on investments may also be limited by Bain Capital Credit and our Advisor's allocation policy or our ability to comply with our exemptive relief. Any decision by us not to make follow-on investments or its inability to make such investments may have a substantial adverse effect on a portfolio company in need of such an investment. Additionally, a failure to make such investments may result in a lost opportunity for us to increase its participation in a successful portfolio company or the dilution of our ownership in a portfolio company if a third party invests in the portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies, and such portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

        The characterization of certain of our investments as senior debt or senior secured debt does not mean that such debt will necessarily be repaid in priority to all other obligations of the businesses in which we invest. Furthermore, debt and other liabilities incurred by non-guarantor subsidiaries of the borrowers of senior secured loans made by us may be structurally senior to the debt held by us. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, the debt and other liabilities of such subsidiaries could be repaid in full before any distribution can be made to an obligor of the senior secured loans held by us. Further, portfolio companies will typically incur trade credit and other liabilities or indebtedness, which by their terms may provide that their holders are entitled to receive principal payments on or before the dates payments are due in respect of the senior secured loans held by us.

        Where we hold a first lien to secure senior indebtedness, the portfolio companies may be permitted to issue other senior loans with liens that rank junior to the first liens granted to us. The intercreditor rights of the holders of such other junior lien debt may, in any liquidation, reorganization, insolvency, dissolution or bankruptcy of such a portfolio company, affect the recovery that we would have been able to achieve in the absence of such other debt.

        Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        Even where the senior loans held by us are secured by a perfected lien over a substantial portion of the assets of a portfolio company and its subsidiaries, the portfolio company and its subsidiaries will often be able to incur a substantial amount of additional indebtedness, which may have an exclusive lien over particular assets. For example, debt and other liabilities incurred by non-guarantor subsidiaries of portfolio companies will be structurally senior to the debt held by us. Accordingly, any such debt and other liabilities of such subsidiaries would, in the event of liquidation, dissolution, insolvency, reorganization or bankruptcy of such subsidiary, be repaid in full before any distributions to an obligor of the loans held by us. Furthermore, these other assets over which other lenders have a lien may be substantially more liquid or valuable than the assets over which we have a lien.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

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  the ability to cause the commencement of enforcement proceedings against the collateral;

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  the ability to control the conduct of such proceedings;

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  the approval of amendments to collateral documents;

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  releases of liens on the collateral; and

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  waivers of past defaults under collateral documents.

        We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The disposition of our investments may result in contingent liabilities.

        We may, from time to time, incur contingent liabilities in connection with an investment. For example, we may acquire a revolving credit or delayed draw term facility that has not yet been fully drawn or may originate or make a secondary purchase of a revolving credit facility. If the borrower subsequently draws down on the facility, we will be obligated to fund the amounts due. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. We may incur numerous other types of contingent liabilities. There can be no assurance that we will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on us.

We may be subject to risks under hedging transactions and may become subject to risk if we invest in non-U.S. securities.

        Our investment strategy includes making investments in securities of non-U.S. companies to the extent permissible under the 1940 Act. Investing in loans and securities of non-U.S. issuers involves additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, nationalization and expropriation, imposition of tariffs and foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies. Further, our investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. The rates of exchange between the U.S. dollar and other currencies are affected by many factors, including forces of supply and demand in the foreign exchange markets. These rates are also affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. We are not obligated to engage in any currency hedging operations, and there can be no assurance as to the success of any hedging operations that we may implement. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

        We are authorized to use various investment strategies to hedge interest rate or currency exchange risks. These strategies are generally accepted as portfolio management techniques and are regularly used by many investment funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. We may use any or all such types of interest rate hedging transactions and currency hedging transactions at any time and no particular strategy will dictate the use of one transaction rather than another. The choice of any particular interest rate hedging transactions and currency hedging transactions will be a function of numerous variables, including market conditions. Our investments or liabilities may be denominated in currencies other than the U.S. dollar, and hence the value of such investments, or the amount of such liabilities, will depend in part on the relative strength of the U.S. dollar. We may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar.

        Changes in foreign currency exchange rates may also affect the value of distributions and interest earned as well as the level of gains and losses realized on the sale of securities. Although we intend to engage in any interest rate hedging transactions and currency hedging transactions only for hedging purposes and not for speculation, use of interest rate hedging transactions and currency hedging transactions involves certain inherent risks. These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for us had an interest rate hedging transaction or currency hedging transaction not been utilized, in which case it would have been better had we not engaged in the interest rate hedging transaction or currency hedging transaction, (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transaction or currency hedging transaction utilized, (iii) potential illiquidity for the hedging instrument utilized, which may make it difficult for us to close-out or unwind an interest rate hedging transaction or currency hedging transaction and (iv) credit risk with respect to the counterparty to the interest rate hedging transaction or currency hedging transaction. In addition, it might not be possible for us to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those loans and securities would likely fluctuate as a result of factors not related to currency fluctuations.

        We also invest a portion of our capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the U.K. The government of the U.K. held an in-or-out referendum on the U.K.'s membership in the European Union ("EU") on June 23, 2016. The referendum resulted in a vote in favor of the exit of the U.K. from the EU ("Brexit"). After several years, the U.K.'s exit from the EU finally occurred on January 31, 2020. Subsequent to withdrawal, the U.K. and the EU will seek to negotiate and finalize rules and agreements regarding the U.K.'s exit from the EU. However, there is a significant degree of uncertainty about how these negotiations will be conducted and their outcome, including in light of the impact of the COVID-19 pandemic in the U.K. and in Europe. During the negotiating period and beyond, the impact of Brexit on the U.K. and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in the U.K., Europe and globally, which could adversely affect us.

Our investments in OID and PIK interest income may expose us to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash.

        Our investments may include OID and PIK instruments. PIK instruments, in particular, may become more prevalent as portfolio companies become financially stressed or experience liquidity issues as a result of current extreme market volatility. To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash, including the following:

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  OID instruments and PIK securities may have unreliable valuations because the accretion of OID as interest income and the continuing accruals of PIK securities require judgments about their collectability and the collectability of deferred payments and the value of any associated collateral;

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  OID income may also create uncertainty about the source of our cash dividends;

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  OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

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  for accounting purposes, cash distributions to stockholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact;

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  generally, we need to recognize income for income tax purposes no later than when we recognize such income for accounting purposes;

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  the higher interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and PIK securities generally represent a significantly higher credit risk than coupon loans;

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  the presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to our Advisor in the form of incentive fees on income based on non-cash accreted OID income and PIK interest income accruals that may never be realized;

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  even if accounting conditions are met, borrowers on such securities could still default when our actual collection is expected to occur at the maturity of the obligation;

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  OID and PIK create the risk that incentive fees will be paid to our Advisor based on non-cash accruals that ultimately may not be realized, while our Advisor will be under no obligation to reimburse us for these fees; and

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  PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Federal Income Tax and Other Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

        In order to qualify and be eligible for taxation as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute dividends in respect of each taxable year of an amount equal to at least 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, to our stockholders. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to enable us to be eligible for taxation as a RIC. If we are unable to obtain cash from other sources, we may fail to be eligible for taxation as a RIC and, thus, may be subject to corporate-level income tax. To qualify and be eligible for taxation as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. These tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualifications as a RIC. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify and be eligible for taxation as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

Stockholders may be required to pay tax in excess of the cash they receive.

        Under the DRIP, if a stockholder owns shares of our common stock, the stockholder will have all cash distributions automatically reinvested in additional shares of that stockholder's common stock unless such stockholder, or his, her or its nominee on such stockholder's behalf, specifically "opts out" of the DRIP by delivering a written notice to the plan administrator prior to the record date of the next distribution. If a stockholder does not "opt out" of the DRIP, that stockholder will nonetheless be deemed to have received as a dividend, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, a stockholder may have to use funds from other sources to pay U.S. federal income tax liability on the value of the common stock received. Even if a stockholder chooses to "opt out" of the DRIP, we will have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash in order to satisfy the Annual Distribution Requirement (as defined below in "Material U.S. Federal Income Tax Considerations—Election to Be Taxed as a RIC"). As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally will be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of common stock.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

        For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as amounts accrued as OID. OID may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income regardless of whether we concurrently receive any corresponding cash payments. PIK arrangements, in particular, may become more prevalent as portfolio companies become financially stressed or experience liquidity issues as a result of current extreme market volatility. We also may be required to include in income certain other amounts that we will not receive in cash concurrently with such inclusion.

        Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement in a given taxable year to distribute at least 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, as distributions to our stockholders in order to maintain our ability to be eligible for treatment as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify to be eligible for treatment as a RIC and thus be subject to corporate-level income tax.

We may be subject to withholding of U.S. federal income tax on distributions for non-U.S. stockholders.

        Distributions by a BDC generally are treated as dividends for U.S. tax purposes, and will be subject to U.S. income or withholding tax unless the stockholder receiving the distribution qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules described below. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. stockholder, and an exemption from U.S. tax in the hands of a non-U.S. stockholder.

        However, if properly reported by a RIC as such, dividend distributions by the RIC derived from certain interest income (such distributions, "interest-related dividends") and certain net short-term capital gains (such distributions, "short-term capital gain dividends") generally are exempt from U.S. withholding tax otherwise imposed on non-U.S. stockholders. Interest-related dividends are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain interest and OID on obligations "in registered form" as well as interest on bank deposits earned by a RIC, less allocable deductions) from sources within the United States. Short-term capital gain dividends are dividends that are attributable to net short-term capital gains, other than short-term capital gains recognized on the disposition of U.S. real property interests, earned by a RIC. However, no assurance can be given as to whether any of our distributions will be eligible for this exemption from U.S. withholding tax or, if eligible, will be reported as such by us. Furthermore, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we reported the payment as an interest-related dividend or short-term capital gain dividend. Since our common stock will be subject to significant transfer restrictions, and an investment in our common stock will generally be illiquid, non-U.S. stockholders whose distributions on our common stock are subject to U.S. withholding tax may not be able to transfer their shares of our common stock easily or quickly or at all.

        A failure of any portion of our distributions to qualify for the exemption for interest-related dividends or short-term capital gain dividends would not affect the treatment of non-U.S. stockholders that qualify for an exemption from U.S. withholding tax on dividends by reason of their special status (for example, foreign government-related entities and certain pension funds resident in favorable treaty jurisdictions).

We may retain income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax, reducing the amount available for distribution to taxpayers.

        We may retain some income and capital gains in the future, including for purposes of providing us with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax. In that event, we will be liable for the tax on the amount by which we do not meet the foregoing distribution requirement. See "Material U.S. Federal Income Tax Considerations."

Our business may be adversely affected if we fail to maintain our qualification as a RIC.

        To maintain RIC tax treatment under the Code, we must meet the Annual Distribution Requirement, 90% Income Test and Diversification Tests described below and defined and further described in "Material U.S. Federal Income Tax Considerations." The Annual Distribution Requirement will be satisfied if we distribute dividends to our stockholders in respect of each taxable year of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid. In this regard, a RIC may, in certain cases, satisfy the Annual Distribution Requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillback dividend" provisions of Subchapter M of the Code. We will be subject to tax, at regular corporate rates, on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy the Excise Tax Avoidance Requirement, which is an additional distribution requirement with respect to each calendar year in order to avoid the imposition of a 4% excise tax on the amount of any under-distribution. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or chose or be required to retain a portion of our taxable income or gains, we could (i) be required to pay excise tax and (ii) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on our taxable income (including gains).

        The 90% Income Test will be satisfied if we earn at least 90% of our gross income each taxable year from distributions, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities. The Diversification Tests will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy the Diversification Tests, at least 50% of the value of our assets at the close of each quarter of each taxable year must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities, and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We also may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding, and value added taxes). If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

Risks Relating to Our Common Stock

Investing in our common stock involves an above average degree of risk.

        The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Therefore, an investment in shares of our common stock may not be suitable for someone with lower risk tolerance. In addition, our common stock is intended for long-term investors who can accept the risks of investing primarily in illiquid loans and other debt or debt-like instruments and should not be treated as a trading vehicle.

The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  the length and duration of the COVID-19 outbreak in the U.S. as well as worldwide and the magnitude of the economic impact of that outbreak;

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  changes in legislation, regulation, and government policies due to COVID-19;

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  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

  •
  the inclusion or exclusion of our stock from certain indices;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

  •
  any loss of RIC or BDC status;

  •
  changes in earnings or perceived changes or variations in operating results;

  •
  changes or perceived changes in the value of our portfolio of investments;

  •
  changes in accounting guidelines governing valuation of our investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  the inability of our Advisor to employ additional experienced investment professionals or the departure of any of our Advisor's key personnel;

  •
  short-selling pressure with respect to shares of our common stock or BDCs generally;

  •
  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

  •
  uncertainty surrounding the strength of the U.S. economy;

  •
  concerns regarding European sovereign debt and economic activity generally;

  •
  operating performance of companies comparable to us;

  •
  general economic trends and other external factors, including natural disasters and pandemics; and

  •
  loss of a major funding source.

        In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

We cannot assure you that a market for shares of our common stock will be maintained or the market price of our shares will trade close to NAV.

        We cannot assure you that a trading market for our common stock can be sustained. In addition, we cannot predict the prices at which our common stock will trade, whether at, above or below NAV. Shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV, and our common stock may also be discounted in the market. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without, among other things, the requisite stockholders approve such a sale.

Our stockholders will experience dilution in their ownership percentage if they opt out of our DRIP.

        We have adopted a DRIP, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our DRIP will have their cash distributions automatically reinvested in additional common stock, rather than receiving the cash distribution. See "Distributions" and "Dividend Reinvestment Plan" for a description of our dividend policy and obligations.

        If on the payment date for any distribution, the most recently computed NAV per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the plan agent is required to pay), the plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to a participant's account will be determined by dividing the dollar amount of the distribution by the most recently computed NAV per share provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Accordingly, participants in the DRIP may receive a greater number shares of our common stock than the number of shares associated with the market price of our common stock, resulting in dilution for other stockholders. Stockholders that opt out of our DRIP will experience dilution in their ownership percentage of our common stock over time.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

        The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms more favorable to the holders of preferred stock than to our common stockholders could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any distributions or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, participating preferred stock and preferred stock constitutes a "senior security" for purposes of the asset coverage test.

If the current period of capital market disruption and instability continues for an extended period of time, there is a risk that you may not receive distributions consistent with historical levels or at all or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. If we are unable to satisfy the asset coverage test applicable to us as a BDC, or if we violate certain covenants under our debt agreements or any future credit or other borrowing facility, our ability to pay distributions to our stockholders could be limited because we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder. In addition, this offering may cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering and our reported earnings per share will be retroactively adjusted to reflect the dilutive effects of this offering. See "Dilution." All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with covenants under our debt agreements or any future credit or other borrowing facility and such other factors as our Board may deem relevant from time to time.

        Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. The distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes that would reduce a stockholder's adjusted tax basis in its shares of our common stock or preferred stock and correspondingly increase such stockholder's gain, or reduce such stockholder's loss, on disposition of such shares. Distributions in excess of a stockholder's adjusted tax basis in its shares of our common stock or preferred stock will generally constitute capital gains to such stockholder.

        A distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes is not a distribution of the RIC's net ordinary income or capital gains. Accordingly, stockholders should carefully read any written disclosure accompanying a distribution from us and the information about the specific tax characteristics of our distributions provided to stockholders after the end of each calendar year, and should not assume that the source of any distribution is our net ordinary income or capital gains.

Our stockholders may experience dilution in their ownership percentage based on future offerings.

        Our stockholders do not have preemptive rights to any shares of our common stock we issue in the future. To the extent that we issue additional equity interests at or below NAV your percentage ownership interest in the Company may be diluted. In addition, depending upon the terms and pricing of any future and the value of our investments, you may also experience dilution in the book value and fair value of your shares of our common stock.

        Under the 1940 Act, we generally are prohibited from issuing or selling shares of our common stock at a price below NAV per share, which may be a disadvantage as compared with certain public companies. We may, however, sell up to 25% of our then outstanding shares of our common stock, or warrants, options, or rights to acquire shares of our common stock, at a price below the current NAV of shares of our common stock if the Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing shares of our common stock or senior securities convertible into, or exchangeable for, shares of our common stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.

We will continue to incur significant costs as a result of being a public company.

        Public companies incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act. Accordingly, we may incur significant additional costs as a result of being a public company. These requirements may place a strain on our systems and resources. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight may be required. We may be implementing additional procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management's attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. We may incur significant additional annual expenses related to these steps and, among other things, directors' and officers' liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to our Administrator to compensate it for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

        The Company is subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, the Company is required to report on internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and regulations of the SEC thereunder, and the Company's independent registered public accounting firm must audit the effectiveness of internal controls over financial reporting. The Company is required to review on an annual basis its internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in its internal control over financial reporting.

        As a result, the Company incurs additional expenses that may negatively impact its financial performance and its ability to make distributions. This process also may result in a diversion of management's time and attention. The Company cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on its operations, and the Company may not be able to ensure that the process is effective or that its internal control over financial reporting is or will be effective in a timely manner. In the event that the Company is unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the Company and the market price of our common stock would be adversely affected.

FORWARD-LOOKING STATEMENTS

        This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as "may," "will," "should," "expect," "anticipate," "project," "estimate," "intend," "continue" or "believe" or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under "Summary—The Company," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under "Risk Factors," as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position.

        The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies including as to the impact of COVID-19 on our portfolio companies;

  •
  changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including changes from the impact of the current COVID-19 pandemic and sharp declines in energy prices;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

  •
  the ability of our Advisor to locate suitable investments for us and to monitor and administer our investments;

  •
  the ability of our Advisor and its affiliates to attract and retain highly talented professionals;

  •
  risk associated with possible disruptions in our operations or the economy generally;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the ability of our portfolio companies to achieve their objectives, including as a result of the current COVID-19 pandemic;

  •
  changes in laws, policies or regulations (including the interpretation thereof) affecting our operations or the operations of our portfolio companies;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  competition with other entities and our affiliates for investment opportunities;

  •
  our ability to continue to effectively manage our business due to the disruptions caused by the current COVID-19 pandemic;

  •
  the dependence of our future success on the general economy and its effect on the industries in which we invest;

  •
  our ability to maintain our qualification as a BDC and as a RIC;

  •
  the use of borrowed money to finance a portion of our investments and how much money we may borrow;

  •
  the adequacy of our financing sources and working capital;

  •
  the speculative and illiquid nature of our investments;

  •
  the timing, form and amount of any dividend distribution;

  •
  actual or potential conflicts of interest with our Advisor and its affiliates;

  •
  general price and volume fluctuations in the stock market;

  •
  the costs associated with being a publicly traded company;

  •
  our contractual arrangements and relationships with third parties; and

  •
  the risks, uncertainties and other factors we identify under "Risk Factors" and elsewhere in this prospectus.

        Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

USE OF PROCEEDS

        We estimate that net proceeds we will receive from this offering will be approximately $118.7 million assuming all of the rights are exercised at an estimated subscription price of $9.46 per share, and after deducting estimated offering expenses of approximately $1.4 million payable by us and sales load.

        We intend to use the net proceeds from the sale of our securities primarily to (i) repay outstanding indebtedness, including indebtedness under the BCSF Revolving Credit Facility and the JPM Credit Facility, in an aggregate amount equal to at least $100 million, in order to continue to maintain an appropriate level of debt in a challenging market environment, (ii) support our existing portfolio companies, particularly in light of current market conditions, and (iii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that the Advisor believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions.

        As of March 31, 2020, the JPM Credit Facility was accruing interest expense at a rate of LIBOR plus 2.375%. The maturity date of the JPM Credit Facility is the earliest of: (a) January 29, 2025, (b) the date on which the secured obligations become due and payable following the occurrence of an event of default, (c) the date on which the advances are repaid in full and (d) the date after a market value cure failure occurs on which all portfolio investments have been sold and proceeds therefrom have been received by the Company. As of March 31, 2020, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 3.25%. Any amounts borrowed under the BCSF Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earlier of: (a) October 5, 2022 and (b) the date upon which all loans shall become due and payable in full, whether by acceleration or otherwise.

        Other than $50 million of prepayments under the JPM Credit Facility due following this rights offering, we may re-borrow the amount of our indebtedness that we repay, subject to certain conditions. We will also pay operating expenses, including management and administrative fees, and may pay other expenses, such as due diligence expenses, relating to potential new investments, from the net proceeds of any offering of our securities.

        We anticipate that we will use substantially all of the net proceeds of this offering for the above purposes within approximately six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

DISTRIBUTIONS

        To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by the Board. On May 4, 2020, we announced a dividend in an aggregate amount of $0.41 per share, based on the number of shares outstanding as of the date of this prospectus, payable to shareholders of record as of June 30, 2020. If all rights are exercised and an aggregate amount of 12,912,453 shares of our common stock are issued pursuant to this offering, such dividend will be adjusted to $0.34 per share. Any distributions to our stockholders will be declared out of assets legally available for distribution.

        We have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code. To obtain and maintain our RIC tax status, we must distribute at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short-term taxable gains) to our stockholders in respect of each taxable year, as well as satisfy other applicable requirements under the Code. In addition, we generally will be subject to a nondeductible U.S. federal excise tax equal to 4% of the amount by which our distributions for a calendar year are less than the sum of:

  •
  98% of our net ordinary income, taking into account certain deferrals and elections, recognized during a calendar year;

  •
  98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the one-year period ending on October 31 of such calendar year; and

  •
  the sum of any net ordinary income and capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax.

        For these excise tax purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. Depending on the level of taxable income earned in a calendar year, we may choose to carry forward taxable income for distribution in the following calendar year, and pay any applicable U.S. federal excise tax. We cannot assure you that we will achieve results that will permit the payment of any dividends. See "Risk Factors—Risks Relating to Our Business and Structure."

        We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to you. If this happens, stockholders will be treated for U.S. federal income tax purposes as if stockholders had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in the Company. In this situation, stockholders would be eligible to claim a tax credit equal to their allocable share of the tax we paid on the capital gains deemed distributed to our stockholders.

        We cannot offer assurance that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings. Business disruption and financial distress experienced by our portfolio companies is likely to reduce, over time, the amount of interest and dividend income that we receive from our investments and may require us to contribute additional capital to such companies in the form of follow-on investments. We may need to restructure the capitalization of some portfolio companies, which could result in reduced interest payments or permanent impairments on our investments. Any such decrease in our net investment income would increase the percentage of our cash flows dedicated to debt service and distribution payments to stockholders. If these amounts become unsustainable, we may be required to reduce the amount of our distributions to stockholders.

        Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our DRIP. Distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions and, for this purpose, investors receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan; however, investors participating in our DRIP will not receive any corresponding cash with which to pay any such applicable taxes. If you hold shares of our common stock through a broker or financial intermediary, you may elect to receive distributions in cash by notifying your broker or financial intermediary of your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our DRIP will increase our assets on which the management fee and the incentive fee are determined and paid to our Advisor. See "Dividend Reinvestment Plan."

        Our Board declared a distribution of $0.41 per share for the quarter ended March 31, 2020 to stockholders of record as of March 31, 2020. This distribution was paid on April 30, 2020.

        The following table summarizes our dividends declared and payable since inception through March 31, 2020:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
February 20, 2020	March 31, 2020	April 30, 2020	$0.41	$21,176,423
Total distributions for 2020 to date			$0.41	$21,176,423
February 21, 2019	March 29, 2019	April 12, 2019	$0.41	$21,107,677
May 7, 2019	June 28, 2019	July 29, 2019	$0.41	$21,176,423
August 1, 2019	September 30, 2019	October 30, 2019	$0.41	$21,176,423
October 31, 2019	December 31, 2019	January 30, 2020	$0.41	$21,176,423
Total distributions for 2019			$1.64	$84,636,946
March 28, 2018	March 28, 2018	May 17, 2018	$0.34	$10,609,643
June 28, 2018	June 28, 2018	August 10, 2018	$0.36	$13,484,328
September 26, 2018	September 26, 2018	October 19, 2018	$0.41	$17,966,855
December 19, 2018	December 31, 2018	January 14, 2019	$0.41	$21,107,677
Total distributions for 2018			$1.52	$63,168,503
May 9, 2017	May 12, 2017	May 19, 2017	$0.07	$1,174,052
June 21, 2017	June 29, 2017	August 11, 2017	$0.11	$2,739,972
September 27, 2017	September 28, 2017	November 14, 2017	$0.21	$5,235,687
December 26, 2017	December 28, 2017	January 24, 2018	$0.31	$7,742,502
Total distributions for 2017			$0.70	$16,892,213
December 22, 2016	December 22, 2016	January 17, 2017	$0.015	$82,363
Total distributions for 2016			$0.015	$82,363

        The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon the amount of distributions paid and the sources and amounts of income and realized gains and our earnings and profits as determined for federal income tax purposes for the full fiscal year.

CAPITALIZATION

        The following table sets forth:

  •
  Our actual capitalization as of March 31, 2020; and

  •
  Our adjusted capitalization as adjusted to reflect (a) the sale of 12,912,453 shares of our common stock in this offering assuming all rights are exercised at an estimated subscription price of $9.46 per share and our receipt of the estimated net proceeds from that sale; and (b) the application of the proceeds of this offering as described under "Use of Proceeds."

	Bain Capital Specialty Finance, Inc.
	March 31, 2020	Adjusted
	(Unaudited) (Dollars in Thousands)
Assets:
Investments, at fair value	$2,484,533	$2,484,533
Cash and cash equivalents	55,128	55,457
Foreign cash	632	632
Restricted cash	18,706	18,706
Other assets	45,342	45,342
Total assets	$2,604,341	$2,604,670
Liabilities:
Debt	$1,654,900	$1,536,575
Other liabilities	56,664	56,664
Total liabilities	$1,711,564	$1,593,239
Net Assets:
Preferred stock, $0.001 par value per share, 10,000,000,000 shares authorized, none issued and outstanding as of December 31, 2019	—	—
Common stock, par value $0.001 per share, 100,000,000,000 shares authorized, 51,649,812 shares issued and outstanding, actual; 64,562,265 shares issued and outstanding, adjusted	$52	$65
Paid-in capital in excess of par	1,038,343	1,156,984
Total distributable earnings (loss)	(145,618)	(145,618)
Total Net Assets	892,777	1,011,431
Net asset value per share	$17.29	$15.67

DILUTION

        The dilution to investors in this offering is represented by the difference between the subscription price per share of our common stock and the pro forma NAV per share of our common stock after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

        As of March 31, 2020, our net assets were $892.8 million, or approximately $17.29 per share. After giving effect to the sale of 12,912,453 shares of our common stock in this offering, assuming all rights are exercised at an estimated subscription price of $9.46 per share and our receipt of the estimated net proceeds from that sale, our pro forma net asset value would be approximately $1,011.4 million, or approximately $15.67 per share, representing an immediate dilution of approximately $1.62 per share to our existing stockholders.

        The following table illustrates the dilutive effects of this offering on a per share basis, assuming all rights are exercised at an estimated subscription price per share of $9.46:

	As of March 31, 2020
	Actual	As Adjusted
Net asset value per common share	$17.29	$15.67

	Three Months Ended March 31, 2020
	Actual		As Adjusted
Net increase in net assets resulting from net investment income per common share	$0.44	(1)	$0.35	(2)
Net decrease in net assets resulting from operations per common share	$(2.02)	(1)	$(1.62)	(2)
Distributions per common share	$0.41		$0.33	(3)

(1)
Basic and diluted, weighted average number of shares outstanding is 51,649,812.

(2)
Assumes that on January 1, 2020, the beginning of the indicated period, (1) all rights were exercised at an estimated subscription price per share of $9.46, and (2) 12,912,453 shares of our common stock were issued upon exercise of such rights.

(3)
Assumes actual cash distributions divided by adjusted shares, including shares issued upon exercise of rights.

PRICE RANGE OF COMMON STOCK

        Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol "BCSF" on November 15, 2018. The following table sets forth, for each fiscal quarter since January 1, 2019, the net asset value per share of our common stock, the high and low closing market price for our common stock, such closing market price as a premium or discount to our net asset value per share and quarterly distributions per share.

		Closing Market Price		Premium (Discount) of High Market Price to NAV(2)
					(Discount) of Low Market Price to NAV(2)
Period	NAV(1)	High	Low
Fiscal year ending December 31, 2020
First Quarter	$17.29	$20.07	$7.69	116%	44%
Fiscal year ending December 31, 2019
Fourth Quarter	$19.72	$20.15	$18.47	102%	94%
Third Quarter	19.71	19.07	17.91	97	91
Second Quarter	19.77	20.44	18.41	103	93
First Quarter	19.81	20.47	17.28	103	87

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low market prices. The net asset value per share shown is based on outstanding shares at the end of the period.

(2)
Calculated as of the respective high or low closing market price divided by the quarter end net asset value.

        For all periods presented in the table above, there was no return of capital included in any distribution.

        Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to net asset value is separate and distinct from the risk that our net asset value will decrease.

        The last reported closing price of our common stock on May 1, 2020 was $9.67 per share. As of May 1, 2020 we had 119 stockholders of record of our common stock.

THE OFFERING

Purpose of the Offer

        Our board of directors has determined that it is in the best interest of the Company and its stockholders to raise additional equity capital primarily to (i) repay outstanding indebtedness, including indebtedness under the BCSF Revolving Credit Facility and the JPM Credit Facility, in an aggregate amount equal to at least $100 million, in order to continue to maintain an appropriate level of debt in a challenging market environment, (ii) support our existing portfolio companies, particularly in light of current market conditions, and (iii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that the Advisor believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions. We do not currently intend to use the proceeds from this offering to maintain our distribution policy by funding future distributions. The current offering gives existing stockholders the right to purchase additional shares at a price that is expected to be below market without incurring any commission or other charges, while providing us access to such additional equity capital resources. All costs of this rights offering will be borne by our stockholders whether or not they exercise subscription rights. Our Board has made a good faith determination that the rights offering would result in a net benefit to existing stockholders. In connection with their approval of this rights offering, our Board considered the following factors:

  •
  the subscription price relative to the market price and to our net asset value per share, including the substantial likelihood that the subscription price will be below our net asset value per share and the resulting effect that the offering may have on our net asset value per share;

  •
  the ability of the Company to support its existing portfolio companies, particularly in light of current market conditions;

  •
  the increased equity capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;

  •
  the dilution in ownership and voting power to be experienced by non-exercising stockholders;

  •
  the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;

  •
  the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer managers;

  •
  the size of the offering in relation to the number of shares outstanding;

  •
  the fact that the rights will be listed on the New York Stock Exchange

  •
  the market price of our common stock, both before and after the announcement of the rights offering;

  •
  the benefits of a rights offering as compared to alternative methods of raising additional capital (i.e., investments in junior debt, issuance of preferred debt, and asset sales)

  •
  the general condition of the capital markets, including the impact of macro events; and

  •
  any impact on operating expenses associated with an increase in capital, including an increase in fees payable to the Advisor.

        We cannot provide you any assurance of the amount of dilution, if any, that a stockholder will experience, that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, the management fee we pay to the Advisor is based upon our gross assets, which may include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies, so we expect the management fee payable to the Advisor to increase as a result of the current offering.

        In determining that this offer was in our best interest and in the best interests of our stockholders, we considered that we have retained J.P. Morgan, the lead dealer manager for this offering, and the co-dealer managers, to provide us with marketing and soliciting services relating to this offer. In this regard, our board of directors considered current secondary market trading conditions, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a transferable versus a non-transferable rights offering, the effect on us if this offer is not fully subscribed, and the inclusion of an over-subscription privilege.

        Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our board of directors must determine that each subsequent rights offering is in the best interest of our stockholders. Any such future rights offering will be made in accordance with the 1940 Act.

Terms of the Offer

        We are issuing to record date stockholders transferable rights to subscribe for up to approximately 12,912,453 shares. Each record date stockholder is being issued one transferable right for each whole share owned on the record date. The rights entitle each holder, or rights holder, to acquire one share for every four rights held (1 for 4), which we refer to as the primary subscription right. The subscription price per share will be 92.5% of the volume-weighted average of the market prices of our shares of common stock on the New York Stock Exchange for the five consecutive trading days ending on the expiration date of the offering. Rights may be exercised at any time during the subscription period, which commences on May 14, 2020 and ends at 5:00 p.m., New York City time, on June 5, 2020, unless extended by us, the expiration date.

        The rights are transferable and will be listed on the New York Stock Exchange under the symbol "BCSF RT". The shares of our common stock to be issued pursuant to this offering will be listed for trading on the New York Stock Exchange under the symbol "BCSF." The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under "—Foreign Stockholders."

        We will not issue fractional shares upon the exercise of rights; accordingly, rights may be exercised only in multiples of one.

        Shares for which there is no subscription during the primary subscription will be offered, by means of the over-subscription privilege, first to record date stockholders who fully exercise the rights issued to them pursuant to this offering and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. Once over-subscription privileges exercised by record date stockholders have been met, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Non-record date rights holders who purchase shares pursuant to the primary subscription right or the over-subscription right, together with record date stockholders who purchase shares, are hereinafter referred to as participating rights holders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See "—Over-Subscription Privilege" below.

        For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. ("Cede") or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

        There is no minimum number of rights which must be exercised in order for the offer to close.

Over-Subscription Privilege

        Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, first to record date stockholders (other than affiliates of the Advisor) who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the primary subscription rights, and next to any other holder (other than affiliates of the Advisor) who have fully exercised the rights acquired by them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the primary subscription rights. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all rights holders' over-subscription requests will be honored in full. If record date stockholders' (other than affiliates of the Advisor) requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among rights holders (other than affiliates of the Advisor) who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder can acquire will be rounded down to result in delivery of whole shares. The allocation process could involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis. The formula to be used in allocating the remaining shares is as follows:

Stockholder's Record Date Position Total Record Date Position of All Over-Subscribers (other than affiliates of the Advisor)	×	Remaining Shares

        However, if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for.

        Any rights holder other than a record date stockholder who exercises rights is entitled to subscribe for remaining shares that are not otherwise over-subscribed for by record date stockholders (other than affiliates of the Advisor). These non-record date rights holders should indicate, in the subscription certificate submitted with respect to the exercise of any rights, how many shares they are willing to acquire pursuant to the over-subscription privilege. There can be no assurance that non-record date rights holders will receive shares pursuant to the over-subscription privilege.

        If sufficient remaining shares are available after the over-subscription privileges for the record date stockholders have been allotted, then all over-subscriptions by non-record date rights holders (other than affiliates of the Advisor) will be honored in full. If the remaining shares are insufficient to permit such allocation, the remaining shares will be allocated pro-rata among the non-record date rights holders (other than affiliates of the Advisor) who wish to exercise their over-subscription privilege, based on the number of rights held by such rights holders on the expiration date; provided, however, that if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for. The formula to be used in allocating the shares available to non-record date rights holders (other than affiliates of the Advisor) exercising their over-subscription privilege is as follows:

Non-Record Date Rights Holder's Rights
Ownership as of the Expiration Date
 Total Rights Ownership as of the
Expiration Date of Non-Record
Date Rights Holders Exercising Their
Over-Subscription Privilege
(other than affiliates of the Advisor)	×	Shares Available for Non-Record Date Rights Holders Exercising Their Over-Subscription Privilege

        Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full. We will not offer or sell in connection with the offer any rights that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

        Certain affiliates of the Advisor have indicated that they intend to fully exercise their rights to over-subscribe in order to make an aggregate investment of up to $50 million in shares of our common stock. Any over-subscription by affiliates of the Advisor will be effected only after the pro rata allocation of shares to (1) record date holders (other than affiliates of the Advisor) who fully exercise all rights issued to them and (2) any non-record date rights holder (other than an affiliate of the Advisor) who exercises rights.. Accordingly, there can be no assurance that certain affiliates of the Advisor will acquire any shares of our common stock through their exercise of over-subscription privileges.

Subscription Price

        The subscription price per share will be 92.5% of the volume-weighted average of the market prices of our shares of common stock on the New York Stock Exchange for the five consecutive trading days ending on the expiration date of the offering. See "—Payment for Shares" below. Because the subscription price will be determined on the expiration date, rights holders will generally not know the subscription price at the time of exercise and will be required initially to pay for both the shares of common stock subscribed for pursuant to their primary subscription rights and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $9.46 per share. Rights holders who exercise their rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares or a notice of guaranteed delivery by the subscription agent. We do not have the right to withdraw the rights or cancel this offer after the rights have been distributed.

Expiration of the Offer

        The offer will expire on the expiration date. The rights will expire on the expiration date of the rights offering and may not be exercised thereafter.

        Our board of directors may determine to extend the subscription period, and thereby postpone the expiration date, to the extent our board of directors determines that doing so is in the best interest of our stockholders. For example, our board of directors may elect to extend the subscription period in the event there is substantial instability or volatility in the trading price of our common stock on the New York Stock Exchange at or near the expiration date, or if any event occurs which causes trading to cease or be suspended on the New York Stock Exchange or the financial markets generally. The foregoing are not the only circumstances under which this offer may be extended, and our board of directors is free to extend the subscription period at its discretion, provided it determines that doing so is in the best interests of our stockholders.

        Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

Dilutive Effects

        Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in the Company upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the net proceeds per share from the offering may be lower than our then-current net asset value per share, the offering may reduce our net asset value per share. The amount of dilution, if any, that a stockholder may experience could be substantial. See "Dilution."

        The transferable feature of the rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of rights, receipt of which could be viewed as partial compensation for the dilution of their interests.

Amendments and Waivers; Termination

        We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.

        We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding. The acceptance of subscription certificates and the subscription price also will be determined by us. Alternative, conditional or contingent subscriptions will not be accepted. We reserve the right to reject any exercise if such exercise is not in accordance with the terms of the offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

        We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby by giving oral or written notice thereof to the subscription agent and making a public announcement thereof. If the offering is terminated, all rights will expire without value, and we will promptly arrange for the refund, without interest, of all funds received from holders of rights. All monies received by the subscription agent in connection with the offering will be held by the subscription agent, on our behalf, in a segregated interest-bearing account at a negotiated rate. All such interest shall be payable to us even if we determine to terminate the offering and return your subscription payment.

Information Agent and Subscription Agent

        AST Fund Solutions will act as the information agent and AST will act as the subscription agent in connection with the offering. In its capacity as information agent, AST Fund Solutions will receive for its services a fee estimated to be approximately $9,500 plus reimbursement of all out-of-pocket expenses related to the offering and fees for completed phone calls, set-up and other related fees. In its capacity as subscription agent AST will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $15,000, plus reimbursement for all out-of-pocket expenses related to the offer and execution fees for each exercise, each proration and each extension of the expiration date of the offering (if any). AST and AST Fund Solutions can be contacted at the below addresses and phone numbers:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Phone: Toll-free (877) 248-6417
(718) 921-8200

AST Fund Solutions, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
Phone: (800) 207-2872

        Completed subscription certificates must be sent together with full payment of the subscription price for all shares subscribed for in the primary subscription and pursuant to the over-subscription privilege to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to (718) 234-5001 which must be received by the subscription agent on or prior to the expiration date. Facsimiles should be confirmed by telephone toll-free at (877) 248-6417. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, on or prior to the expiration date or by the close of business on the second business day after the expiration date of the rights offering following timely receipt of a notice of guaranteed delivery. See "—Payment for Shares" below. In this prospectus, close of business means 5:00 p.m., New York City time, on the relevant date.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.
By Hand, Express Mail, Courier or Any Other Expedited Service:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
By Mail:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

        Delivery to an address other than the addresses listed above will not constitute valid delivery.

        Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the information agent at its telephone number and address listed above:

        Stockholders may also contact their broker-dealers or nominees for information with respect to the offer.

Transferability of Rights

The Rights are Transferable until the Trading Day Immediately Preceding the Expiration Date

        The subscription rights issued in this offering are transferable. If you are a beneficial owner of shares of our common stock that are held of record in the name of a broker, bank or other nominee, you should ask that entity to effect the sale of your rights or the purchase of other rights that may be available. If you are a stockholder of record, whether you hold certificates of our common stock directly or in book-entry form with our transfer agent, you will need to engage a broker to effect the transactions for you.

        The rights will be listed on the New York Stock Exchange under the symbol "BCSF RT". Management will use its best efforts, with the assistance of the dealer managers, to ensure an adequate trading market for the rights will exist; however, we can offer no assurance that a market for the rights will develop. Trading in the rights on the New York Stock Exchange is expected to be conducted beginning on or about May 15, 2020. The rights are transferable and are expected to continue trading until and including June 4, 2020 (or if the offering is extended, until the trading day immediately prior to the extended expiration date). Stockholders who do not wish to exercise their rights should consider selling them. Rights holders are encouraged to contact their broker-dealer, bank, trustee or other nominees for more information about trading of the rights. The rights offering may be terminated by us at any time. If we terminate the offering you will not be refunded any amounts paid to purchase rights on the New York Stock Exchange.

Other Transfers

        The rights evidenced by a subscription certificate can be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate can be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred rights. In such event, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as written upon the face of the subscription certificate, without alteration or enlargement, or any change. A signature guarantee must be provided by an Eligible Guarantor Institution, subject to the standards and procedures adopted by us.

        Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date of the offering for (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by such new subscription certificate to be exercised or sold by the recipients thereof. Neither we nor the subscription agent nor the dealer managers shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise prior to the expiration date of the offering or sale prior to the day immediately preceding the expiration date of the offering (or, if the offering is extended, the extended expiration date).

        Except for the fees charged by the subscription agent, which will be paid by us, all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of those commissions, fees or expenses will be paid by us, the subscription agent or the dealer managers.

        We anticipate that the rights will be eligible for transfer through, and that the exercise of the primary subscription rights and the over-subscription privilege could be effected through, the facilities of the Depository Trust Company.

Methods for Exercising Rights

        Rights are evidenced by subscription certificates that, except as described below under "—Foreign Stockholders," will be mailed to record date stockholders or, if a record date stockholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the subscription price by the expiration date. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the second business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent on or prior to the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under "—Payment for Shares") at the offices of the subscription agent at the address set forth above. Fractional shares will not be issued upon the exercise of rights.

Exercise of the Over-Subscription Privilege

        Record date stockholders who fully exercise all rights issued to them may participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the primary subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated as described under "—Over-Subscription Privilege" above.

Record Date Stockholders Whose Shares Are Held By a Nominee

        Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under "—Payment for Shares" below.

Nominees

        Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under "—Payment for Shares" below.

        All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and a subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

        We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this rights offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We reserve the right to waive any deficiency or irregularity with respect to any subscription certificate. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Foreign Stockholders

        Subscription certificates will not be mailed to foreign stockholders. Foreign stockholders will receive written notice of this offer. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders' accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by the expiration date, such rights will expire.

Payment for Shares

        Participating rights holders may choose between the following methods of payment:

  (1)
  A participating rights holder may send the subscription certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on an estimated subscription price per share of $9.46. To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent's offices set forth above, on or prior to the expiration date.

  (2)
  A participating rights holder may request an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent on or prior to close of business on the second business day after the expiration date.

        All payments by a participating rights holder must be in U.S. dollars by check or bank draft drawn on a bank or branch located in the United States and payable to AST, as subscription agent. A participating rights holder may also wire the transfer of immediately available funds directly to the account maintained by AST, as subscription agent, for purposes of accepting subscriptions in this rights offering at JPMorgan Chase, SWIFT Code—CHASUS33, ABA # 021000021, Account # 530-354616 American Stock Transfer FBO Bain Capital Specialty Finance, Inc., with reference to the rights holder's name. The subscription agent will deposit all funds received by it prior to the final payment date into a segregated account pending pro-ration and distribution of the shares.

        The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment on prior to the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check.

        As soon as practicable following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a statement or certificate showing the number of shares purchased pursuant to the offering.

        Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment. If a participating rights holder who subscribes for shares pursuant to the primary subscription or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (1) reallocate the shares to other participating rights holders in accordance with the over-subscription privilege; (2) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the primary subscription and/or the over-subscription privilege; and/or (3) exercise any and all other rights or remedies to which it may be entitled, including the right to set off against payments actually received by it with respect to such subscribed for shares.

        All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline

        We will suspend the offer until we amend this prospectus if, subsequent to the effective date of this prospectus, our net asset value declines more than 10% from our net asset value as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.

Delivery of Stock Certificates and Book-Entry

        Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offer credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to stockholders who hold shares in certificated form, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment. With respect to all other stockholders, the ownership of shares purchased will be uncertificated and noted in book-entry form. The number of shares purchased will be shown on such stockholders' statement of account.

Federal Income Tax Consequences of the Offer

        For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized by such stockholders if the rights expire without exercise.

        A record date stockholder's basis in a right will be zero unless either (1) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (2) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right. If either of clauses (1) or (2) is applicable, then if the right is exercised (or sold), the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.

        The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued. If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised (or, in the case of rights purchased in the market, potentially the day after the date of exercise).

        The basis of a right purchased in the market will generally be its purchase price. If a right that has been purchased in the market expires unexercised, the holder will realize a loss equal to the basis of the right. If the right was held as a capital asset, loss on the expiration of the right generally will be a capital loss. The deductibility of capital losses is subject to a number of limitations under the Code.

        Upon the sale of a right, the seller will realize gain or loss equal to the difference between the amount realized on the sale and the seller's basis in the right. Any gain or loss on the sale of a right will be capital gain or loss if the right is held as a capital asset (which in the case of rights issued to record date stockholder will depend on whether the old common stock is held as a capital asset), and will be a long-term capital gain or loss if the holding period of the right, as determined under the principles discussed herein, is deemed to exceed one year at the time of the disposition.

        A record date stockholder's basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder's basis in the right, if any, and the subscription price per share. A record date stockholder's gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.

        The foregoing is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Participating rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.

ERISA Considerations

        Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts ("IRAs") (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise rights would be treated as contributions to the Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code and other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a Plan. In addition, if any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

        Additional special issues may arise in the case of any Plan sponsored or maintained by the Company or any affiliate thereof.

        ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise or transfer of rights. Due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel and other advisors regarding the consequences of their exercise or transfer of rights under ERISA and the Code.

Dealer Manager Arrangements

        J.P. Morgan, BofA Securities and Morgan Stanley, each a broker-dealer and member of the Financial Industry Regulatory Authority, will act as dealer managers for this offer. Under the terms and subject to the conditions contained in the dealer management agreement, the dealer managers will provide marketing services in connection with this offer and will solicit the exercise of rights and participation in the over-subscription privilege. This offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer managers a fee for marketing and soliciting services equal to 1.75% of the subscription price per share of common stock for each share issued pursuant to exercise of the primary subscription and/or the over-subscription privilege, other than for shares issued to affiliates of the Advisor, and 1.0% of the subscription price per share for each share issued to affiliates of the Advisor. In addition, we have agreed to pay certain fees and expenses of the dealer managers, including legal fees, in connection with the offering, subject to a cap of $200,000.

        The dealer managers will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees up to 0.75% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through the Depository Trust Company on the record date. Fees will be paid by us to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.

        We and the Advisor have agreed to indemnify the dealer managers for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. We, the Advisor, and certain of our officers and directors and, to the extent they are able to exercise their over-subscription privilege, certain of our and our Advisor's affiliates, have also agreed not to directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any of our equity or equity related securities or securities convertible into such securities, other than the rights, the shares and the common stock issued in connection with the reinvestment of dividends or distributions, for a period of 60 days from the date of the Dealer Manager Agreement without the prior consent of J.P. Morgan. In addition, however, J.P. Morgan may, in its sole discretion and at any time without notice, release all or any portion of the securities subject to these agreements.

        The principal business address of J.P. Morgan is 383 Madison Avenue, New York, New York 10179.

        Prior to the expiration of this offer, the dealer managers may independently offer for sale shares of our common stock at prices they set. Such offers for sale by the dealer managers neither relate to, nor will be made as part of, this rights offering. The dealer managers may realize profits or losses independent of any fees described in this prospectus.

        In connection with the offering, the dealer managers may distribute prospectuses by electronic means, such as e-mail.

        This offering is being conducted in compliance with Rule 5110 of the Conduct Rules of the Financial Industry Regulatory Authority.

Additional Dealer Manager Compensation; Other Relationships

        The dealer managers and/or their affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us and our affiliates for which they have received or will receive customary compensation. The dealer managers have engaged in, and may in the future engage in, such transactions or other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies, including certain affiliates of the dealer manager having acted as agent in connection with certain of our historical private placement transactions, and as lenders to us or our affiliates. For example, an affiliate of J.P. Morgan serves as the Administrative Agent and is a lender under the JPM Credit Facility. They have received, or may in the future receive, customary fees and commissions for these transactions.

        In addition, in the ordinary course of its business activities, the dealer managers and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own accounts and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The dealer managers and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Certain Effects of this Offer

        The Advisor is our lender under the Revolving Advisor Loan and will benefit from this offer because we may use proceeds from this offer to pay down outstanding debt under the Revolving Advisor Loan. Two of our directors who voted to authorize this offer are interested persons of the Advisor. The other five directors who approved this offer are not affiliated with the Advisor.

        As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in the Company than they owned prior to the offer, including with respect to voting rights. To the extent that certain affiliates of the Advisor exercise their over-subscription privileges and receive an allocation of shares, their respective ownership interests will increase.

        In addition, because the subscription price per share will likely be less than the net asset value per share, based on our current market price, the offer will likely result in an immediate dilution of net asset value per share for all of our stockholders. If the subscription price per share is substantially less than the then-current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our then-current net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. See "Dilution."

SELECTED FINANCIAL AND OTHER INFORMATION

        The selected consolidated financial information and other data presented below should be read in conjunction with the information contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations," the audited consolidated financial statements and the notes thereto. Financial information as of and for the years ended December 31, 2019, 2018, 2017 and 2016 has been derived from our audited consolidated financial statements. Those financial statements were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Our historical results are not necessarily indicative of future results. In our opinion, all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of results have been made to our unaudited financial statements.

        The selected financial data in this section is not intended to replace the financial statements and is qualified in its entirety by the financial statements and related notes included in this prospectus (dollars in thousands).

	As of and for the Three Months Ended March 31, 2020 (unaudited)	As of and for the Three Months Ended March 31, 2019 (unaudited)	As of and for the Year Ended December 31, 2019	As of and for the Year Ended December 31, 2018	As of and for the Year Ended December 31, 2017	As of and for the Year Ended December 31, 2016
Consolidated Statements of operations data:
Total investment income	$51,496	$39,890	$197,945	$99,294	$24,605	$869
Total expenses, net of waivers	28,996	18,647	113,078	43,364	10,396	1,951
Net investment income (loss) before taxes	22,500	21,243	84,867	55,930	14,209	(1,082)
Excise tax expense	—	—	—	—	5	—
Net investment income (loss) after taxes	22,500	21,243	84,867	55,930	14,204	(1,082)
Net realized and unrealized gain (loss)	(126,947)	18,070	13,218	(29,285)	5,096	1,691
Net increase in net assets resulting from operations	$(104,447)	$39,313	$98,085	$26,645	$19,300	$609
Per share data:
Net investment income (loss)	$0.44	$0.41	$1.64	$1.45	$0.73	$(0.90)
Net increase in net assets resulting from operations	$(2.02)	$0.76	$1.90	$0.69	$0.99	$0.51
Distributions declared	$0.41	$0.41	$1.64	$1.52	$0.70	$0.015
Consolidated Statements of assets and liabilities data (at period end):
Total assets	$2,604,341	$1,995,944	$2,645,554	$1,791,014	$988,251	$176,855
Total investments, at fair value	2,484,533	1,829,940	2,527,055	1,727,806	831,578	107,942
Total liabilities	1,711,564	976,110	1,627,154	789,385	481,288	66,511
Total debt, net of unamortized debt issuance costs	1,654,900	914,896	1,574,635	634,925	451,000	59,100
Total net assets	892,777	1,019,834	1,018,400	1,001,629	506,963	110,344

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        You should read the following analysis of our financial condition and results of operations in conjunction with "Selected Financial and Other Information" and the financial statements and the related notes to the financial statements appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

        We are an externally managed specialty finance company focused on lending to middle market companies. We have elected to be regulated as a BDC under the 1940 Act. We are managed by our Advisor, a subsidiary of Bain Capital Credit. Our Advisor is registered as an investment adviser with the SEC under the Advisers Act. Our Advisor also provides the administrative services necessary for us to operate (in such capacity, our "Administrator" or "BCSF Advisors"). Since we commenced operations on October 13, 2016 through March 31, 2020, we have invested approximately $3.7 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.

        Our primary focus is capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle-market companies with between $10.0 million and $150.0 million in annual EBITDA. However, we may, from time to time, invest in larger or smaller companies. We generally seek to retain effective voting control in respect of the loans or particular classes of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, on an opportunistic basis, and in secondary purchases of assets or portfolios but such investments are not the principal focus of our investment strategy. In addition, we may invest, from time to time, in distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities.

        We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, to fund changes of control, to fund acquisitions, to make capital investments and for refinancing and recapitalizations.

Investments

        Our level of investment activity may vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the level of investment and capital expenditures of such companies, the general economic environment, the amount of capital we have available to us and the competitive environment for the type of investments we make. Due to the impact of COVID-19 and related measures taken to contain its spread, investment activity for the first quarter of 2020 was focused primarily on meeting undrawn commitments from existing portfolio companies and, to a lesser extent, opportunistically pursuing investments made available or potentially more attractively priced as a result of market disruptions. The future duration and breadth of the adverse impact of

COVID-19 on the broader markets in which the Company invests cannot currently be accurately predicted and future investment activity of the Company will be subject to these effects and the related uncertainty.

        As a BDC, we may not acquire any assets other than "qualifying assets" specified in the 1940 Act, unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in "eligible portfolio companies." Pursuant to rules adopted by the SEC, "eligible portfolio companies" include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million.

        As a BDC, we may also invest up to 30% of our portfolio opportunistically in "non-qualifying" portfolio investments, such as investments in non-U.S. companies.

Revenues

        We primarily generate revenue in the form of interest income on debt investments and distributions on equity investments and, to a lesser extent, capital gains, if any, on equity securities that we may acquire in portfolio companies. Some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt investments and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts into or against income over the life of the loan. We record contractual prepayment premiums on loans and debt securities as interest income.

        Our debt investment portfolio consists of primarily floating rate loans. As of March 31, 2020 and December 31, 2019, 99.7% and 99.0%, respectively, of our debt investments, based on fair value, bore interest at floating rates, which may be subject to interest rate floors. Variable-rate investments subject to a floor generally reset periodically to the applicable floor, only if the floor exceeds the index. Trends in base interest rates, such as LIBOR, may affect our net investment income over the long term. In addition, our results may vary from period to period depending on the interest rates of new investments made during the period compared to investments that were sold or repaid during the period; these results reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macroeconomic trends.

        Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies.

Expenses

        Our primary operating expenses may include the payment of fees to our Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs, including those described below. The Base Management Fee and Incentive Fee compensate our Advisor for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

  •
  our operational and organizational costs;

  •
  the costs of any public offerings of our common stock and other securities, including registration and listing fees;

  •
  costs of calculating our net asset value (including the cost and expenses of any third-party valuation services);

  •
  fees and expenses payable to third parties relating to evaluating, making and disposing of investments, including our Advisor's or its affiliates' travel expenses, research costs and out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments, monitoring our investments and, if necessary, enforcing our rights;

  •
  interest payable on debt and other borrowing costs, if any, incurred to finance our investments;

  •
  costs of effecting sales and repurchases of our common stock and other securities;

  •
  the base management fee and any incentive fee;

  •
  distributions on our common stock;

  •
  transfer agent and custody fees and expenses;

  •
  the allocated costs incurred by the Administrator in providing managerial assistance to those portfolio companies that request it;

  •
  other expenses incurred by BCSF Advisors or us in connection with administering our business, including payments made to third-party providers of goods or services;

  •
  brokerage fees and commissions;

  •
  federal and state registration fees;

  •
  U.S. federal, state and local taxes;

  •
  Independent Director fees and expenses;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

  •
  costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

  •
  costs of holding stockholder meetings;

  •
  our fidelity bond;

  •
  directors' and officers' errors and omissions liability insurance, and any other insurance premiums;

  •
  litigation, indemnification and other non-recurring or extraordinary expenses;

  •
  direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, staff, audit, compliance, tax and legal costs;

  •
  fees and expenses associated with marketing efforts;

  •
  dues, fees and charges of any trade association of which we are a member; and

  •
  all other expenses reasonably incurred by us or the Administrator in connection with administering our business.

        To the extent that expenses to be borne by us are paid by BCSF Advisors, we will generally reimburse BCSF Advisors for such expenses. To the extent the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to the Administrator. We will also reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including certain rent and compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment and fees paid to third-party providers for goods or services. Our allocable portion of overhead will be determined by the Administrator, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to our business and affairs, and will be subject to oversight by our Board. We incurred expenses related to the Administrator of $0.0 million and $0.1 million for the three months ended March 31, 2020 and 2019, respectively, which is included in other general and administrative expenses on the consolidated statements of operations. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. We incurred expenses related to the sub-administrator of $0.1 million and $0.2 million for the three months ended March 31, 2020 and 2019, respectively, which is included in other general and administrative expenses on the consolidated statements of operations. BCSF Advisors will not be reimbursed to the extent that such reimbursements would cause any distributions to our stockholders to constitute a return of capital. All of the foregoing expenses are ultimately borne by our stockholders.

Leverage

        We may borrow money from time to time. However, our ability to incur indebtedness (including by issuing preferred stock), as of March 31, 2020, is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 150%. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook.

Impact of COVID-19

        In late 2019 and early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) emerged in China and spread rapidly to across the world, including to the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. The extent to which the COVID-19 pandemic will adversely impact the Company's business, financial condition, liquidity and results of operations will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of this outbreak, and any future outbreaks.

        It is clear that these types of events are negatively impacting and will, for at least some time, continue to negatively impact the Company and its portfolio companies and in many instances the impact will be profound. For example, smaller and middle market companies in which we may invest are being significantly impacted by these emerging events and the uncertainty caused by these events. With respect to loans to such companies, the Company will be impacted if, among other things, (i) amendments and waivers are granted (or are required to be granted) to borrowers permitting deferral of loan payments or allowing for PIK interest payments, (ii) borrowers default on their loans, are unable to refinance their loans at maturity, or go out of business permanently, and/or (iii) the value of loans held by the Company decreases as a result of such events and the uncertainty they cause. Such emerging events, to the extent experienced, will cause the Company to suffer a loss on its investments or interest thereon. The Company will also be negatively affected if the operations and effectiveness of the Advisor or a portfolio company (or any of the key personnel or service providers of the foregoing) is compromised or if necessary or beneficial systems and processes are disrupted as a result of stay-at-home orders or other related interruptions to regular business operations. The Company has some, but limited, exposure to cyclical industries, including those currently experiencing significant distress, such as the energy, hospitality, and airline industries. The Company has no direct investments in commercial aviation companies and has historically focused on identifying portfolio companies in defensive industries such as technology, aerospace & defense and healthcare & pharmaceuticals with an emphasis on the durability of a portfolio company's cash flow profile.

        With respect to the Company's investments, we are taking incremental steps in actively overseeing all of our individual portfolio companies. These measures include, among other things, (i) frequent communication with our portfolio company management teams and related private equity sponsors to understand the expected financial performance impact of the COVID-19 pandemic; (ii) re-underwriting our portfolio companies to understand the impact if the current economic environment persists; and (iii) the creation of an internal working group focused on understanding the potential financial needs of our portfolio companies and engaging with these companies and their private equity sponsors, as needed.

        The effects of the COVID-19 pandemic on economic and market conditions have increased the Company's demands to provide capital to its existing portfolio companies. During the month of March 2020, we received unprecedented draw requests on revolving credit and delayed draw facilities we provided to our portfolio companies as many of them sought to husband excess cash as a defensive measure in these uncertain times. All of those draws were met in a timely fashion and we maintain adequate cash and additional borrowing capacity in reserve to meet any further such draw requests.

        The Company experienced a significant reduction in our net asset value as of March 31, 2020 as compared to our net asset value as of December 31, 2019. The significant decrease is primarily the result of the impact of the COVID-19 pandemic. During the three months ended March 31, 2020, the Company had significant net losses driven by unrealized depreciation across the fair value of the Company's investments due to spread widening.

        The decline in value of the Company's net asset value, together, with the new fundings of draw requests on revolving credit and delayed draw facilities, caused the Company's asset coverage to decrease as of March 31, 2020 as compared to our asset coverage as of December 31, 2019.

        As of March 31, 2020, we are permitted under the 1940 Act, as a BDC, to borrow amounts such that our asset coverage, as defined in the 1940 Act, must equal at least 150% immediately after each time we incur indebtedness. As of March 31, 2020, the Company's asset coverage was 154%. As of March 31, 2020, the Company was in compliance with its asset coverage requirements under the 1940 Act. In addition, the Company was in compliance with all financial covenants within its credit facilities as of March 31, 2020. However, any further realized or unrealized depreciation of our investment portfolio or further significant reductions in our net asset value as a result of the effects of the COVID-19 pandemic or otherwise increase the risk of breaching the relevant covenants and requirements. Any breach of these requirements may adversely affect the Company's access to sufficient debt and equity capital. The effects of the COVID-19 pandemic may also cause the Company to limit or change the form of future distributions.

        It is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on the Company, the Advisor and our portfolio companies.

Portfolio and Investment Activity

        During the three months ended March 31, 2020, we invested $276.3 million, including PIK, in 52 portfolio companies, and had $180.7 million in aggregate amount of principal repayments and sales, resulting in a net increase in investments of $95.6 million for the period. Of the $276.3 million invested during the three months ended March 31, 2020, $165.4 million was related to drawdowns on delayed draw term loans and revolvers by our portfolio companies.

        During the three months ended March 31, 2019, we invested $275.6 million, including PIK, in 45 portfolio companies, including ABCS as a single portfolio company, and had $192.2 million in aggregate amount of principal repayments and sales, resulting in a net increase in investments of $83.4 million for the period.

        The following table shows the composition of the investment portfolio and associated yield data as of March 31, 2020 (dollars in thousands):

		As of March 31, 2020
					Weighted Average Yield(1) at
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Amortized Cost	Market Value
First Lien Senior Secured Loans	$2,283,074	87.0%	$2,178,825	87.7%	6.9%	7.2%
First Lien Last Out Loans	16,821	0.6	16,258	0.6	10.7	11.1
Second Lien Senior Secured Loans	187,660	7.2	153,050	6.2	9.2	10.8
Subordinated Debt	14,763	0.6	15,000	0.6	12.7	12.5
Equity Interests	103,332	3.9	99,867	4.0	10.1	9.9
Preferred Equity	19,584	0.7	21,533	0.9	15.1	15.0
Warrants	—	0.0	—	0.0	N/A	N/A

Total	$2,625,234	100.0%	$2,484,533	100.0%	7.3%	7.6%

(1)
Weighted average yields are computed as (a) the annual stated interest rate or yield earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value, as applicable. The weighted average yield does not represent the total return to our stockholders.

        The following table shows the composition of the investment portfolio and associated yield data as of December 31, 2019 (dollars in thousands):

		As of December 31, 2019
					Weighted Average Yield(1) at
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Amortized Cost	Market Value
First Lien Senior Secured Loans	$2,167,932	85.4%	$2,165,844	85.7%	7.5%	7.5%
First Lien Last Out Loans	28,315	1.1	29,300	1.2	9.9	9.5
Second Lien Senior Secured Loans	187,565	7.4	175,670	7.0	9.7	10.0
Subordinated Debt	14,752	0.6	15,000	0.5	13.5	13.3
Corporate Bonds	22,412	0.9	17,508	0.7	8.5	10.8
Equity Interests	96,736	3.8	99,293	3.9	7.7	7.5
Preferred Equity	19,551	0.8	24,318	1.0	15.1	15.1
Warrants		0.0	122	0.0	N/A	N/A

Total	$2,537,263	100.0%	$2,527,055	100.0%	7.8%	7.8%

(1)
Weighted average yields are computed as (a) the annual stated interest rate or yield earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value, as applicable. The weighted average yield does not represent the total return to our stockholders.

        The following table presents certain selected information regarding our investment portfolio as of March 31, 2020:

As of March 31, 2020
Number of portfolio companies	108
Percentage of debt bearing a floating rate(1)	99.7%
Percentage of debt bearing a fixed rate(1)	0.3%

(1)
Measured on a fair value basis.

        The following table presents certain selected information regarding our investment portfolio as of December 31, 2019:

As of December 31, 2019
Number of portfolio companies	114
Percentage of debt bearing a floating rate(1)	99.0%
Percentage of debt bearing a fixed rate(1)	1.0%

(1)
Measured on a fair value basis.

        The following table shows the amortized cost and fair value of our performing and non-accrual investments as of March 31, 2020 (dollars in thousands):

	As of March 31, 2020
	Amortized Cost	Percentage at Amortized Cost	Fair Value	Percentage at Fair Value
Performing	$2,579,499	98.3%	$2,458,455	98.9%
Non-accrual	45,735	1.7	26,088	1.1

Total	$2,625,234	100%	$2,484,533	100%

        The following table shows the amortized cost and fair value of our performing and non-accrual investments as of December 31, 2019 (dollars in thousands):

	As of December 31, 2019
	Amortized Cost	Percentage at Amortized Cost	Fair Value	Percentage at Fair Value
Performing	$2,523,110	99.4%	$2,523,626	99.9%
Non-accrual	14,153	0.6	3,429	0.1

Total	$2,537,263	100%	$2,527,055	100%

        Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. We may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2020, there had been three loans placed on non-accrual in the Company's portfolio and only 1.1% of the portfolio, based on fair value, was on non-accrual status. This is compared to two loans on non-accrual as of December 31, 2019 and 0.1% of the portfolio being on non-accrual status.

        The following table shows the amortized cost and fair value of the investment portfolio, cash and cash equivalents and foreign cash as of March 31, 2020 (dollars in thousands):

	As of March 31, 2020
	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Cash and cash equivalents	$55,128	2.0%	$55,128	2.2%
Foreign cash	943	0.0	632	0.0
Restricted cash	18,706	0.7	18,706	0.7
First Lien Senior Secured Loans	2,283,074	84.6	2,178,825	85.1
First Lien Last Out Loans	16,821	0.6	16,258	0.6
Second Lien Senior Secured Loans	187,660	7.0	153,050	6.0
Subordinated Debt	14,763	0.6	15,000	0.7
Equity Interests	103,332	3.8	99,867	3.9
Preferred Equity	19,584	0.7	21,533	0.8
Warrants	—	0.0	—	0.0

Total	$2,700,011	100.0%	$2,558,999	100.0%

        The following table shows the amortized cost and fair value of the investment portfolio, cash and cash equivalents and foreign cash as of December 31, 2019 (dollars in thousands):

	As of December 31, 2019
	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Cash and cash equivalents	$36,531	1.4%	$36,531	1.4%
Foreign cash	854	0.0	810	0.0
Restricted cash and cash equivalents	31,505	1.2	31,505	1.3
First Lien Senior Secured Loans	2,167,932	83.2	2,165,844	83.4
First Lien Last Out Loans	28,315	1.1	29,300	1.1
Second Lien Senior Secured Loans	187,565	7.2	175,670	6.8
Subordinated Debt	14,752	0.5	15,000	0.6
Corporate Bonds	22,412	0.9	17,508	0.7
Equity Interests	96,736	3.7	99,293	3.8
Preferred Equity	19,551	0.8	24,318	0.9
Warrants	—	0.0	122	0.0

Total	$2,606,153	100.0%	$2,595,901	100.0%

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of March 31, 2020 (with corresponding percentage of total portfolio investments) (dollars in thousands):

	As of March 31, 2020
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
High Tech Industries	$393,219	15.0%	$378,539	15.2%
Aerospace & Defense	319,706	12.2	306,957	12.4
Healthcare & Pharmaceuticals	225,606	8.6	209,603	8.4
Consumer Goods: Non-Durable	211,887	8.1	206,863	8.3
Capital Equipment	188,172	7.2	185,100	7.5
Services: Business	198,438	7.6	182,645	7.4
Transportation: Cargo	117,045	4.5	113,471	4.6
Construction & Building	109,634	4.2	106,754	4.3
Wholesale	80,575	3.1	73,846	3.0
Energy: Oil & Gas	80,603	3.1	72,177	2.9
Automotive	69,217	2.6	67,997	2.7
Consumer Goods: Durable	67,532	2.6	65,370	2.6
Transportation: Consumer	69,696	2.6	61,343	2.4
FIRE: Insurance(1)	58,540	2.2	56,203	2.3
Media: Advertising, Printing & Publishing	59,762	2.3	52,736	2.1
Hotel, Gaming & Leisure	53,022	2.0	46,867	1.9
Media: Broadcasting & Subscription	43,199	1.6	43,162	1.7
Media: Diversified & Production	37,920	1.4	36,777	1.5
Chemicals, Plastics & Rubber	33,702	1.3	33,327	1.3
Retail	32,289	1.2	32,125	1.3
Services: Consumer	30,479	1.2	27,168	1.1
Telecommunications	21,850	0.8	20,879	0.8
Energy: Electricity	22,124	0.8	20,784	0.8
Environmental Industries	16,821	0.6	16,258	0.7
FIRE: Finance(1)	14,865	0.6	14,857	0.6
Banking	15,340	0.6	14,388	0.6
Containers, Packaging, & Glass	11,642	0.4	11,485	0.5
FIRE: Real Estate(1)	10,805	0.4	10,024	0.4
Beverage, Food & Tobacco	21,235	0.8	9,461	0.4
Forest Products & Paper	10,309	0.4	7,367	0.3

Total	$2,625,234	100.0%	$2,484,533	100.0%

(1)
Finance, Insurance and Real Estate ("FIRE").

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2019 (with corresponding percentage of total portfolio investments) (dollars in thousands):

	As of December 31, 2019
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
High Tech Industries	$356,086	14.0%	$356,073	14.1%
Aerospace & Defense	305,111	12.0	307,863	12.2
Healthcare & Pharmaceuticals	255,579	10.1	254,014	10.1
Consumer Goods: Non-Durable	195,602	7.7	196,653	7.8
Capital Equipment	183,618	7.2	186,913	7.4
Services: Business	165,286	6.5	165,862	6.5
Transportation: Cargo	116,074	4.6	116,237	4.6
Construction & Building	107,413	4.2	108,176	4.3
Wholesale	79,542	3.1	78,225	3.1
Energy: Oil & Gas	77,264	3.0	77,979	3.1
Automotive	66,522	2.6	67,374	2.7
Consumer Goods: Durable	63,712	2.5	63,394	2.5
Transportation: Consumer	62,473	2.5	61,662	2.3
Media: Advertising, Printing & Publishing	59,419	2.3	54,765	2.2
FIRE: Insurance(1)	52,367	2.1	54,086	2.1
Hotel, Gaming & Leisure	52,866	2.1	53,074	2.1
Media: Broadcasting & Subscription	43,165	1.7	44,247	1.8
Media: Diversified & Production	35,670	1.4	36,403	1.4
Retail	34,774	1.4	34,827	1.4
Chemicals, Plastics & Rubber	32,288	1.3	32,446	1.3
Services: Consumer	30,458	1.2	30,794	1.2
Banking	25,656	1.0	25,466	1.0
Energy: Electricity	22,172	0.9	22,134	0.9
Telecommunications	21,323	0.8	21,343	0.8
Beverage, Food & Tobacco	30,687	1.2	19,531	0.8
Environmental Industries	16,814	0.7	17,612	0.7
Containers, Packaging, & Glass	11,637	0.5	11,633	0.5
FIRE: Real Estate(1)	10,786	0.4	10,443	0.4
Forest Products & Paper	10,301	0.4	9,700	0.4
Utilities: Electric	12,598	0.6	8,126	0.3

Total	$2,537,263	100.0%	$2,527,055	100.0%

(1)
Finance, Insurance and Real Estate ("FIRE").

        Our Advisor monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. The Advisor has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

  •
  assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

  •
  periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

  •
  comparisons to our other portfolio companies in the industry, if any;

  •
  attendance at and participation in board meetings or presentations by portfolio companies; and

  •
  review of monthly and quarterly financial statements and financial projections of portfolio companies.

        Our Advisor rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3 or 4, the Advisor enhances its level of scrutiny over the monitoring of such portfolio company. Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

  •
  An investment is rated 1 if, in the opinion of our Advisor, it is performing above underwriting expectations, and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company or the likelihood of a potential exit.

  •
  An investment is rated 2 if, in the opinion of our Advisor, it is performing as expected at the time of our underwriting and there are generally no concerns about the portfolio company's performance or ability to meet covenant requirements, interest payments or principal amortization, if applicable. All new investments or acquired investments in new portfolio companies are initially given a rating of 2.

  •
  An investment is rated 3 if, in the opinion of our Advisor, the investment is performing below underwriting expectations and there may be concerns about the portfolio company's performance or trends in the industry, including as a result of factors such as declining performance, non-compliance with debt covenants or delinquency in loan payments (but generally not more than 180 days past due).

  •
  An investment is rated 4 if, in the opinion of our Advisor, the investment is performing materially below underwriting expectations. For debt investments, most of or all of the debt covenants are out of compliance and payments are substantially delinquent. Investments rated 4 are not anticipated to be repaid in full, if applicable, and there is significant risk that we may realize a substantial loss on our investment.

        The following table shows the composition of our portfolio on the 1 to 4 rating scale as of March 31, 2020 (dollars in thousands):

	As of March 31, 2020
Investment Performance Rating	Fair Value	Percentage of Total	Number of Companies	Percentage of Total
1	$15,245	0.6%	1	0.9%
2	2,128,915	85.7	88	81.5
3	313,896	12.6	17	15.7
4	26,477	1.1	2	1.9

Total	$2,484,533	100.0%	108	100.0%

        The following table shows the composition of our portfolio on the 1 to 4 rating scale as of December 31, 2019 (dollars in thousands):

	As of December 31, 2019
Investment Performance Rating	Fair Value	Percentage of Total	Number of Companies	Percentage of Total
1	$140,892	5.6%	4	3.5%
2	2,355,401	93.2	106	93.0
3	27,333	1.1	3	2.6
4	3,429	0.1	1	0.9

Total	$2,527,055	100.0%	114	100.0%

        We believe that, overall, our portfolio has continued to perform well, with approximately 86% of loans performing at or above expectations.

Antares Bain Capital Complete Financing Solution

        Prior to April 30, 2019, the Company was party to a limited liability company agreement with Antares pursuant to which it invested in ABC Complete Financing Solution LLC, which made investments through its subsidiary, Antares Bain Capital Complete Financing Solution LLC (together with ABC Complete Financing Solution LLC, "ABCS"). ABCS, an unconsolidated Delaware limited liability company, was formed on September 27, 2017 and commenced operations on November 29, 2017. ABCS' principal purpose was to make investments, primarily in senior secured unitranche loans. The Company recorded its investment in ABCS at fair value. Distributions of income received from ABCS, if any, were recorded as dividend income from controlled affiliate investments in the consolidated statements of operations. Distributions received from ABCS in excess of income earned at ABCS, if any, were recorded as a return of capital and reduced the amortized cost of controlled affiliate investments.

        We and Antares, as members of ABCS, agreed to contribute capital up to (subject to the terms of their agreement) $950.0 million in aggregate to purchase equity interests in ABCS, with us and Antares contributing up to $425.0 million and $525.0 million, respectively. Funding of such commitments generally required the consent of both Antares Credit Opportunities Manager LLC and the Advisor on behalf of Antares and us, respectively. ABCS was capitalized with capital contributions from its members on a pro-rata basis based on their maximum capital contributions as transactions were funded after they had been approved.

        Investment decisions of ABCS required the consent of both the Advisor and Antares Credit Opportunities Manager LLC, as representatives of us and Antares, respectively. Each of the Advisor and Antares sourced investments for ABCS.

        On April 30, 2019, we formed BCSF Complete Financing Solution Holdco, LLC ("BCSF CFSH, LLC") and BCSF Unitranche, wholly-owned, newly-formed, subsidiaries. We received our proportionate share of all assets which represented 44.737% of ABCS. The portfolio of investments that was distributed to us comprised of 25 senior secured unitranche loans with a fair value of $919.0 million and cash of $3.2 million. We also assumed the obligation to fund outstanding unfunded commitments of $31.4 million. In connection with the distribution, we recognized a realized gain of $0.3 million. We are no longer a member of ABCS. The assets we received from ABCS have been included in the Company's consolidated financial statements and notes thereto.

        In conjunction with the distribution from ABCS, on April 30, 2019, BCSF CFS, LLC entered into the JPM Credit Facility as borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent, Securities Intermediary and Bank.

Selected Statement of Operations Information

        Below is selected statements of operations information for the three months ended March 31, 2019:

For the Three Months Ended March 31, 2019
Interest Income	$38,911
Fee income	188
Total revenues	$39,099
Credit facility expenses(1)	16,260
Other fees and expenses	5,066

Total expenses	21,326
Net investment income	17,773
Net increase in members' capital from operations	$17,773

(1)
As of March 31, 2019 the ABCS Facility had $1,243.4 million of outstanding debt.

Results of Operations

        Our operating results for the three months ended March 31, 2020 and 2019 were as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Total investment income	$51,496	$39,890
Total expenses, net of fee waivers	28,996	18,647

Net investment income before taxes	22,500	21,243
Net investment income after taxes	22,500	21,243
Net realized gain (loss)	(9,366)	2,789
Net change in unrealized appreciation (depreciation)	(117,581)	15,281

Net increase (decrease) in net assets resulting from operations	$(104,447)	$39,313

        Net increase in net assets resulting from operations can vary from period to period as a result of various factors, including additional financing, new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. Due to these factors, comparisons may not be meaningful.

Investment Income

        The composition of our investment income for the three months ended March 31, 2020 and 2019 was as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Interest income	$48,643	$30,495
Dividend income	2,413	9,373
Other income	440	22

Total investment income	$51,496	$39,890

        Interest income from investments, which includes interest and accretion of discounts and fees, increased to $48.6 million for the three months ended March 31, 2020 from $30.5 million for the three months ended March 31, 2019, primarily due to the growth of our investment portfolio and an increase in accelerated unamortized discounts from paydowns. Our investment portfolio at amortized cost increased to $2,625.2 million from $1,836.5 million as of March 31, 2020 and 2019, respectively. Accelerated unamortized discounts from paydowns increased to $1.5 million for the three months ended March 31, 2020 from $0.6 million for the three months ended March 31, 2019. Dividend income decreased to $2.4 million for the three months ended March 31, 2020 from $9.4 million for the three months ended March 31, 2019, primarily due to the closing of the ABCS distribution transaction on April 30, 2019. Other income increased to $0.4 for the three months ended March 31, 2020, primarily due to an increase in amendment fees earned on certain investments and prepayment fees. As of March 31, 2020, the weighted average yield of our investment portfolio at amortized cost decreased to 7.3% from 8.8% as of March 31, 2019.

Operating Expenses

        The composition of our operating expenses for the three months ended March 31, 2020 and 2019 was as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Interest and debt financing expenses	$17,876	$10,546
Base management fee	8,726	6,751
Incentive fee	—	4,086
Professional fees	970	550
Directors fees	175	105
Other general and administrative expenses	1,249	841

Total expenses, before fee waivers	$28,996	$22,879
Base management fee waiver	—	(2,250)
Incentive fee waiver	—	(1,982)

Total expenses, net of fee waivers	$28,996	$18,647

Interest and Debt Financing Expenses

        Interest and debt financing expenses on our borrowings totaled approximately $17.9 million and $10.5 million for the three months ended March 31, 2020 and 2019, respectively. Interest and debt financing expense for the three months ended March 31, 2020 as compared to March 31, 2019, increased primarily due to higher principal debt balances outstanding on our revolving credit facilities and the issuance of our 2019-1 Debt in August 2019. The weighted average principal debt balance outstanding for the three months ended March 31, 2020 was $1,581.9 million compared to $834.0 million for the three months ended March 31, 2019.

        The weighted average interest rate (excluding deferred upfront financing costs and unused fees) on our debt outstanding was 4.1% and 4.7% as of March 31, 2020 and December 31, 2019, respectively.

Management Fees

        Management fees (net of waivers) increased to $8.7 million for the three months ended March 31, 2020 from $4.5 million for the three months ended March 31, 2019. Management fees (gross of waivers) increased to $8.7 million for the three months ended March 31, 2020 from $6.8 million for the three months ended March 31, 2019, primarily due to an increase in assets to $2.6 billion as of March 31, 2020 from $2.0 billion as of March 31, 2019. Management fees waived for the three months ended March 31, 2020 and 2019 were $0.0 million and $2.3 million, respectively. As of December 31, 2019, the voluntary management fee waiver related to ABCS has expired.

Incentive Fees

        Incentive fee (net of waivers) decreased to $0.0 million for the three months ended March 31, 2020 from $2.1 million for the three months ended March 31, 2019. The Company did not incur an incentive fee for the three months ended March 31, 2020 due to the Incentive Fee Cap. Incentive fee waivers related to pre-incentive fee net investment income consisted of voluntary waivers of $0.0 million for the three months ended March 31, 2020 and $2.0 million for the three months ended March 31, 2019. For the three months ended March 31, 2020, there were no incentive fees related to the GAAP Incentive Fee.

Professional Fees and Other General and Administrative Expenses

        Professional fees and other general and administrative expenses increased to $2.2 million for the three months ended March 31, 2020 from $1.4 million for the three months ended March 31, 2019, primarily due to an increase in costs associated with servicing our investment portfolio and legal fees.

Net Realized and Unrealized Gains and Losses

        The following table summarizes our net realized and unrealized gains (losses) for the three months ended March 31, 2020 and 2019 (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Net realized gain on investments	$185	$439
Net realized loss on investments	(10,641)	(1,289)
Net realized gain on foreign currency transactions	132	18
Net realized loss on foreign currency transactions	(547)	(12)
Net realized gain on forward currency exchange contracts	1,681	3,633
Net realized loss on forward currency exchange contracts	(176)	—

Net realized gains (losses)	$(9,366)	$2,789
Change in unrealized appreciation on investments	$5,080	$24,822
Change in unrealized depreciation on investments	(135,573)	(6,060)

Net change in unrealized appreciation (depreciation) on investments	(130,493)	18,762
Unrealized depreciation on foreign currency translation	(209)	(198)
Unrealized appreciation (depreciation) on forward currency exchange contracts	13,121	(3,283)

Net change in unrealized appreciation (depreciation) on foreign currency and forward currency exchange contracts	12,912	(3,481)
Net change in unrealized appreciation (depreciation)	$(117,581)	$15,281

        For the three months ended March 31, 2020, and 2019, we had net realized gains (losses) on investments of ($10.5) million and ($0.8) million, respectively. For the three months ended March 31, 2020 and 2019, we had net realized gains (losses) on foreign currency transactions of ($0.4) million and $0.0 million, respectively. For the three months ended March 31, 2020 and 2019, we had net realized gains (losses) on forward currency contracts of $1.5 million and $3.6 million, respectively, primarily as a result of settling GBP, AUD, DKK, EUR and NOK forward contracts.

        For the three months ended March 31, 2020, we had $5.1 million in unrealized appreciation on 3 portfolio company investments which was primarily related to unrealized appreciation due to the reversal of unrealized depreciation upon pay-off, which was offset by $135.6 million in unrealized depreciation on 117 portfolio company investments. Unrealized depreciation for the three months ended March 31, 2020 resulted from a decrease in fair value, primarily due to negative valuation adjustments.

        For the three months ended March 31, 2019, we had $24.8 million in unrealized appreciation on 84 portfolio company investments, which was offset by $6.1 million in unrealized depreciation on 41 portfolio company investments. Unrealized appreciation for the three months ended March 31, 2019 resulted from an increase in fair value, primarily due to reversal of prior period unrealized depreciation and positive valuation adjustments.

        For the three months ended March 31, 2020 and 2019, we had unrealized appreciation (depreciation) on forward currency exchange contracts of $13.1 million and ($3.3) million, respectively. For the three months ended March 31, 2020, unrealized appreciation on forward currency exchange contracts was due to EUR, GBP, DKK, NOK and AUD forward contracts. For the three months ended March 31, 2019, unrealized depreciation on forward currency exchange contracts was due to EUR, GBP, DKK, NOK and AUD forward contracts.

        The following table summarizes the impact of foreign currency for the three months ended March 31, 2020 and 2019 (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Net change in unrealized appreciation (depreciation) on investments due to foreign currency	$(13,012)	$646
Net realized gain (loss) on investments due to foreign currency	2	—
Net change in unrealized depreciation on foreign currency translation	(209)	(198)
Net realized gain (loss) on foreign currency transactions	(415)	6
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	13,121	(3,283)
Net realized gain on forward currency exchange contracts	1,505	3,633

Foreign currency impact to net increase in net assets resulting from operations	$992	$804

        Included in total net gains (losses) on the consolidated statements of operations is net gains (losses) of ($13.6) million and $0.5 million related to realized and unrealized gains and losses on investments, foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates for the three months ended March 31, 2020 and 2019, respectively. Including the total net realized and unrealized gains (losses) on forward currency exchange contracts of $14.6 million and $0.3 million, respectively, included in the above table, the net impact of foreign currency on total net gains (losses) on the consolidated statements of operations is $1.0 million and $0.8 million for the three months ended March 31, 2020 and 2019, respectively.

Net Increase (Decrease) in Net Assets Resulting from Operations

        For the three months ended March 31, 2020 and 2019, the net increase (decrease) in net assets resulting from operations was ($104.4) million and $39.3 million, respectively. Based on the weighted average shares of common stock outstanding for the three months ended March 31, 2020 and 2019, our per share net increase (decrease) in net assets resulting from operations was ($2.02) and $0.76, respectively.

Financial Condition, Liquidity and Capital Resources

        Our liquidity and capital resources are derived primarily from proceeds from equity issuances, advances from our credit facilities, 2018-1 Notes, 2019-1 Debt, and cash flows from operations. The primary uses of our cash are for (1) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements; (2) the cost of operations (including payments to the Advisor under the Investment Advisory and Administration Agreements); (3) debt service, repayment, and other financing costs; and, (4) cash distributions to the holders of our common shares.

        We intend to continue to generate cash primarily from cash flows from operations, future borrowings and future offerings of securities. In light of current market conditions we are actively considering capital raising opportunities and we may from time to time raise additional equity or debt capital through registered offerings, enter into additional debt facilities, or increase the size of existing facilities or issue debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. We are required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 150% after each issuance of senior securities. As of March 31, 2020 and December 31, 2019, our asset coverage ratio was 154% and 164%, respectively.

        At March 31, 2020 and December 31, 2019, we had $74.5 million and $68.8 million in cash, foreign cash, restricted cash and cash equivalents, respectively.

        At March 31, 2020, we had approximately $73.0 million of availability on our BCSF Revolving Credit Facility, $50.4 million of availability on our JPM Credit Facility and $31.7 million Revolving Advisor Loan, subject to existing terms, including covenants that may limit our ability to draw on the full amounts, and regulatory requirements. At December 31, 2019, we had approximately $232.0 million of availability on our BCSF Revolving Credit Facility and $119.8 million of availability on our JPM Credit Facility, subject to existing terms and regulatory requirements.

        For the three months ended March 31, 2020, cash, foreign cash, restricted cash, and cash equivalents increased by $5.6 million. During the three months ended March 31, 2020, we used $51.4 million in cash for operating activities. The decrease in cash used for operating activities is primarily related to the purchase of investments of $275.9 million and a net decrease in net assets resulting from operations of $104.4 million, which was offset by proceeds from principal payments and sales of investments of $190.6 million and the net change in unrealized depreciation on investments of $130.5 million. During the three months ended March 31, 2020, we generated $57.9 million from financing activities, primarily from borrowings on our debt from BCSF Revolving Credit Facility, JPM Credit Facility, and Revolving Advisor Loan, offset by repayments on our debt of $252.9 million and distributions paid during the period of $21.2 million.

        For the three months ended March 31, 2019, cash, foreign cash, restricted cash, and cash equivalents increased by $61.4 million. During the three months ended March 31, 2019, we used $197.1 million in cash for operating activities, primarily to purchase investments of $370.3 million, which was offset by proceeds from principal payments and sales of investments of $153.6 million, a net increase in net assets resulting from operations of $39.3 million, and a change in unrealized appreciation of investments of $18.8 million. During the three months ended March 31, 2019, we generated $258.6 million from financing activities, primarily from borrowings on our BCSF Revolving Credit Facility and our Citibank Revolving Credit Facility, together referred to as the "Revolving Credit Facilities", of $465.9 million, offset by repayments on our Revolving Credit Facilities of $186.0 million and distributions paid during the period of $21.1 million.

Equity

        On November 19, 2018, we closed our IPO issuing 7,500,000 shares of its common stock at a public offering price of $20.25 per share. Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol "BCSF" on November 15, 2018. The offering generated net proceeds, after expenses, of $145.4 million. All outstanding capital commitments from the Company's Private Offering, were cancelled as of the completion of the IPO.

        BCSF Investments, LLC and certain individuals adopted the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which such parties would buy up to $20 million in the aggregate of our common stock in the open market during the period beginning after four full calendar weeks after the closing of the IPO and ending on the earlier of the date on which the capital committed to the 10b5-1 has been exhausted or one year after the closing of the IPO. As of December 31, 2019, zero dollars remain under the 10b5-1 Plan and no further purchases are intended under the 10b5-1 Plan.

        During the three months ended March 31, 2020, we did not issue shares of our common stock to investors who have opted into our dividend reinvestment plan. During the three months ended

March 31, 2019, we did not issue shares of our common stock to investors who have opted into our dividend reinvestment plan.

        On May 7, 2019, the Company's Board of Directors authorized the Company to repurchase up to $50 million of its outstanding common stock in accordance with safe harbor rules under the Exchange Act. Any such repurchases will depend upon market conditions and there is no guarantee that the Company will repurchase any particular number of shares or any shares at all. As of March 31, 2020, there have been no repurchases of common stock.

Debt

        Debt consisted of the following as of March 31, 2020, and December 31, 2019 (dollars in thousands):

	As of March 31, 2020			As of December 31, 2019
	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value(1)	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value(1)
BCSF Revolving Credit Facility	$500,000	$427,015	$427,015	$500,000	$268,015	$268,015
2018-1 Notes	365,700	365,700	363,876	365,700	365,700	363,832
JPM Credit Facility	500,000	449,593	449,593	666,581	546,754	546,754
2019-1 Debt	398,750	398,750	396,091	398,750	398,750	396,034
Revolving Advisor Loan	50,000	18,325	18,325	—	—	—

Total Debt	$1,814,450	$1,659,383	$1,654,900	$1,931,031	$1,579,219	$1,574,635

(1)
Carrying value represents aggregate principal amount outstanding less unamortized debt issuance costs.

BCSF Revolving Credit Facility

        On October 4, 2017, we entered into the BCSF Revolving Credit Facility with us, as equity holder, BCSF I, LLC, a Delaware limited liability company and a wholly owned and consolidated subsidiary of the Company, as borrower, and Goldman Sachs Bank USA, as sole lead arranger ("Goldman Sachs"). The BCSF Revolving Credit Facility was subsequently amended on May 15, 2018 to reflect certain clarifications regarding margin requirements and hedging currencies. The maximum commitment amount under the BCSF Revolving Credit Facility is $500.0 million, and may be increased up to $750.0 million. Proceeds of the loans under the BCSF Revolving Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the BCSF Revolving Credit Facility. The BCSF Revolving Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        On January 8, 2020, the Company entered into an amended and restated credit agreement of its BCSF Revolving Credit Facility. The amendment amends the existing credit facility to, among other things, modify various financial covenants, including removing a liquidity covenant and adding a net asset value covenant with respect to the Company.

        On March 31, 2020, the Parties entered into Omnibus Amendment No. 1 to the amended and restated credit agreement. The amendment amends the existing credit facility to, among other things, provide the Company with enhanced flexibility to purchase or contribute and borrow against revolving loans and delayed draw term loans, count certain additional assets in the calculation of collateral for the outstanding advances; increase the spread payable under the facility from 2.50% to 3.25% per annum; include additional events of default to the existing credit facility, including but not limited to, a qualified equity raise not effected on or prior to June 22, 2020; and, after June 22, 2020, require the Company maintain at least $50.0 million of unencumbered liquidity or pay down the facility by at least $50.0 million.

        Assets that are pledged as collateral for the BCSF Revolving Credit Facility are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the BCSF Revolving Credit Facility.

        Borrowings under the BCSF Revolving Credit Facility bear interest at LIBOR plus a margin. As of March 31, 2020, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 3.25%. As of December 31, 2019, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 2.50%. The Company pays an unused commitment fee of 30 basis points (0.30%) per annum. Interest is payable quarterly in arrears. Any amounts borrowed under the BCSF Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earlier of: (a) October 5, 2022 and (b) the date upon which all loans shall become due and payable in full, whether by acceleration or otherwise.

        As of March 31, 2020 and December 31, 2019, there were $427.0 million and $268.0 million borrowings under the BCSF Revolving Credit Facility, respectively, and we were in compliance with the terms of the BCSF Revolving Credit Facility.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the BCSF Revolving Credit Facility were as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$4,398	$4,988
Unused facility fee	94	87
Amortization of deferred financing costs and upfront commitment fees	266	264

Total interest and debt financing expenses	$4,758	$5,339

2018-1 Notes

        On September 28, 2018, (the "2018-1 Closing Date"), we, through BCC Middle Market CLO 2018-1 LLC (the "2018-1 Issuer"), a Delaware limited liability company and a wholly owned and consolidated subsidiary of us, completed its $451.2 million term debt securitization (the "CLO Transaction"). The notes issued in connection with the CLO Transaction (the "2018-1 Notes") are secured by a diversified portfolio of the 2018-1 Issuer consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans (the "2018-1 Portfolio"). At the 2018-1 Closing Date, the 2018-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the CLO Transaction.

        The CLO Transaction was executed through a private placement of the following 2018-1 Notes (dollars in thousands):

2018-1 Notes	Principal Amount	Spread above Index	Interest rate at March 31, 2020
Class A-1 A	$205,900	1.55% + 3 Month LIBOR	3.37%
Class A-1 B	45,000	1.50% + 3 Month LIBOR (first 24 months)	3.32%
		1.80% + 3 Month LIBOR (thereafter)
Class A-2	55,100	2.15% + 3 Month LIBOR	3.97%
Class B	29,300	3.00% + 3 Month LIBOR	4.82%
Class C	30,400	4.00% + 3 Month LIBOR	5.82%

Total 2018-1 Notes	365,700

Membership Interests	85,450	Non-interest bearing	Not applicable

Total	$451,150

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes were issued at par and are scheduled to mature on October 20, 2030. The Company received 100% of the membership interests (the "Membership Interests") in the 2018-1 Issuer in exchange for its sale to the 2018-1 Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest. As of March 31, 2020, the Company's Membership Interests are pledged as collateral to the BCSF Revolving Credit Facility.

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes are included in the consolidated financial statements. The Membership Interests are eliminated in consolidation.

        The Company serves as portfolio manager of the 2018-1 Issuer pursuant to a portfolio management agreement between the Company and the 2018-1 Issuer. For so long as the Company serves as portfolio manager, the Company will not charge any management fee or subordinated interest to which it may be entitled.

        During the reinvestment period (four years from the closing date of the CLO Transaction), pursuant to the indenture governing the 2018-1 Notes, all principal collections received on the underlying collateral may be used by the 2018-1 Issuer to purchase new collateral under the direction of the Company in its capacity as portfolio manager of the 2018-1 Issuer and in accordance with the 2018-1 Issuer's investment strategy and the terms of the indenture.

        The Company has agreed to hold on an ongoing basis the Membership Interests with an aggregate dollar purchase price of at least equal to 5% of the aggregate amount of all obligations issued by the 2018-1 Issuer for so long as the 2018-1 Notes remain outstanding.

        The 2018-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2018-1 Issuer.

        As of March 31, 2020, there were 59 first lien and second lien senior secured loans with a total fair value of approximately $415.7 million and cash of $8.9 million securing the 2018-1 Notes. As of December 31, 2019, there were 61 first lien and second lien senior secured loans with a total fair value of approximately $435.8 million and cash of $9.1 million securing the 2018-1 Notes. Assets that are pledged as collateral for the 2018-1 Notes are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the indenture governing the 2018-1 Notes. Such assets are included in the Company's consolidated financial statements. The creditors of the 2018-1 Issuer have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or an affiliate of the Company). The 2018-1 Portfolio must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2018-1 Notes. As of March 31, 2020 and December 31, 2019, the Company was in compliance with its covenants related to the 2018-1 Notes.

        Costs of $2.1 million were incurred in connection with debt securitization of the 2018-1 Notes by the 2018-1 Issuer which have been recorded as debt issuance costs and presented as a reduction to the outstanding principal amount of the 2018-1 Notes on the consolidated statements of assets and liabilities and are being amortized over the life of the 2018-1 Issuer using the effective interest method. The balance of the unamortized deferred financing costs related to the 2018-1 Issuer was $1.8 million and $1.9 million as of March 31, 2020 and December 31, 2019, respectively.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the 2018-1 Issuer were as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$3,518	$4,238
Amortization of deferred financing costs and upfront commitment fees	43	43

Total interest and debt financing expenses	$3,561	$4,281

Citibank Revolving Credit Facility

        On February 19, 2019, the Company entered into a credit and security agreement (the "Credit Agreement" or the "Citibank Revolving Credit Facility") with the Company as equity holder and servicer, BCSF II-C, LLC as Borrower, Citibank, N.A., as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent and Custodian. The Credit Agreement is effective as of February 19, 2019.

        The facility amount under the Credit Agreement was $350.0 million. Proceeds of the loans under the Credit Agreement could be used to acquire certain qualifying loans and such other uses as permitted under the Credit Agreement. The period from the closing date until February 19, 2020 was referred to as the reinvestment period and during such reinvestment period, the Borrower could request drawdowns under the Credit Agreement. The final maturity date was the earliest of: (a) the business day designated by the Borrower as the final maturity date upon not less than three business days' prior written notice to the Administrative Agent, the Collateral Agent, the Lenders, the Custodian and the Collateral Administrator, (b) February 19, 2022 and (c) the date on which the Administrative Agent provided notice of the declaration of the final maturity date after the occurrence of an event of default. The Credit Agreement included customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        Borrowings under the Citibank Revolving Credit Facility bore interest at the London Interbank Offered Rate ("LIBOR") plus a margin. During the period prior to the last day of the reinvestment period, borrowings under the Credit Agreement will bear interest at a rate equal to the three-month LIBOR plus 1.60%. Commencing on the last day of the reinvestment period, the interest rate on borrowings under the Credit Agreement would reset to three-month LIBOR plus 2.60% for the remaining term of the Credit Agreement. We paid an unused commitment fee based on a corresponding utilization rate; (i) 0 basis points (0.00%) per annum when greater than or equal to 85.0% utilization, (ii) 25 basis points (0.25%) per annum when greater than or equal to 75.0% but less than 85.0% utilization, (iii) 50 basis points (0.50%) per annum when greater than or equal to 50.0% but less than 75.0% utilization, (iv) 75 basis points (0.75%) per annum when greater than or equal to

25.0% but less than 50% utilization, or (v) 100 basis points (1.00%) per annum when less than 25.0% utilization.

        On August 28, 2019, the Citibank Revolving Credit Facility was terminated. The proceeds from the 2019-1 Debt were used to repay the total outstanding debt.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the Citibank Revolving Credit Facility were as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	—	$906
Unused facility fee	—	14
Amortization of deferred financing costs and upfront commitment fees	—	6

Total interest and debt financing expenses	$—	$926

JPM Credit Facility

        On April 30, 2019, the Company entered into the JPM Credit Facility as borrower, with JPMorgan Chase Bank, National Association, as administrative agent, and Wells Fargo Bank, National Association as collateral administrator, collateral agent, securities intermediary and bank. The facility amount under the JPM Credit Agreement was $666.6 million. Borrowings under the JPM Credit Facility bore interest at LIBOR plus 2.75%.

        On January 29, 2020, the Company entered into an amended and restated loan and security agreement (the "Amended Loan and Security Agreement") as borrower, with JPMorgan Chase Bank, National Association, as administrative agent, and Wells Fargo Bank, National Association as collateral administrator, collateral agent, securities intermediary and bank. The Amended Loan and Security Agreement amended the Existing Loan and Security Agreement to, among other things, (1) decrease the financing limit under the agreement from $666.6 million to $500.0 million; (2) decrease the minimum facility amount from $466.6 million to $300.0 million period from January 29, 2020 to July 29, 2020 (the minimum facility amount will increase to $350.0 million after July 29, 2020 until the end of the reinvestment period); (3) decrease the interest rate on financing from 2.75% per annum over the applicable London Interbank Offered Rate ("LIBOR") to 2.375% per annum over the applicable LIBOR; and (4) extend the scheduled termination date of the agreement from November 29, 2022 to January 29, 2025.

        On March 20, 2020, the Company entered into a second amended and restated loan and security agreement between the parties (the "Second Amended and Restated Loan and Security Agreement"). The Second Amended and Restated Loan and Security Agreement, among other things, provides the Company with enhanced flexibility to contribute and borrow against revolving loans, reduces the amount required to be reserved for unfunded revolvers and delayed draw obligations and decreases the financing limit by $50.0 million within the earlier of 90 days or two business days following the completion of this rights offering, which is currently expected to occur on June 15, 2020. The Company shall pay to the administrative agent $50.0 million to the prepayment of advances and the financing commitments shall be reduced by the amount of principal so prepaid on the earlier of two business days following the closing of the rights offering and June 18, 2020.

        The facility amount under the JPM Credit Agreement is currently $500.0 million. Proceeds of the loans under the JPM Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the JPM Credit Agreement. The period from the effective date of the amendment until January 29, 2023 is referred to as the reinvestment period and during such reinvestment period, the Company may request drawdowns under the JPM Credit Facility.

        The maturity date is the earliest of: (a) January 29, 2025, (b) the date on which the secured obligations become due and payable following the occurrence of an event of default, (c) the date on which the advances are repaid in full and (d) the date after a market value cure failure occurs on which all portfolio investments have been sold and proceeds therefrom have been received by the Borrower. The stated maturity date of January 29, 2025 may be extended for successive one year periods by mutual agreement of the Company and the administrative agent.

        The JPM Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        Borrowings under the JPM Credit Facility bear interest at LIBOR plus a margin. As of March 31, 2020, the JPM Credit Facility was accruing interest expense at a rate of LIBOR plus 2.375%. The Company pays an unused commitment fee of between 37.5 basis points (0.375%) and 75 basis points (0.75%) per annum depending on the size of the unused portion of the facility. Interest is payable quarterly in arrears.

        As of March 31, 2020, there were $449.6 million borrowings under the JPM Credit Facility and we were in compliance with the terms of the JPM Credit Facility.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the JPM Credit Facility were as follows:

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$4,924	$—
Unused facility fee	162	—
Amortization of deferred financing costs and upfront commitment fees	275	—

Total interest and debt financing expenses	$5,361	$—

2019-1 Debt

        On August 28, 2019, the Company, through the 2019-1 Issuer, a Cayman Islands limited liability company and a wholly-owned and consolidated subsidiary of the Company, and the Co-Issuer, a Delaware limited liability company, completed its $501.0 million term debt securitization. The notes issued in connection with the 2019-1 CLO Transaction are secured by a diversified portfolio of the Co-Issuers consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans. The Co-Issuers also issued Class A-1L Loans. The Loans are also secured by the 2019-1 Portfolio. At the 2019-1 closing date, the 2019-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the 2019-1 CLO Transaction.

        The 2019-1 CLO Transaction was executed through a private placement of the following 2019-1 Debt:

2019-1 Debt	Principal Amount	Spread above Index	Interest rate at March 31, 2020
Class A-1L	$50,000	1.70% + 3 Month LIBOR	3.53%
Class A-1	222,500	1.70% + 3 Month LIBOR	3.53%
Class A-2A	50,750	2.70% + 3 Month LIBOR	4.53%
Class A-2B	13,000	4.23% (Fixed)	4.23%
Class B	30,000	3.60% + 3 Month LIBOR	5.43%
Class C	32,500	4.75% + 3 Month LIBOR	6.58%

Total 2019-1 Debt	398,750

Membership Interests	102,250	Non-interest bearing	Not applicable

Total	$501,000

        The Loans and the Class A-1, A-2A, A-2B, and B Notes were issued at par. The Class C Notes were issued at a discount. The Notes are scheduled to mature on October 15, 2031. The Company received 100% of the membership interests (the "Membership Interests") in the 2019-1 Issuer in exchange for its sale to the 2019-1 Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest. As of March 31, 2020, the Company's Membership Interests are pledged as collateral to the BCSF Revolving Credit Facility.

        The Loans and Class A-1, A-2A, A-2B, B, and C Notes are included in the consolidated financial statements of the Company. The Membership Interests are eliminated in consolidation.

        The Company serves as portfolio manager of the 2019-1 Issuer pursuant to a portfolio management agreement between the Company and the 2019-1 Issuer. For so long as the Company serves as portfolio manager, the Company will not charge any management fee or subordinated interest to which it may be entitled.

        During the reinvestment period, pursuant to the indenture and loan agreement governing the 2019-1 Notes and Loans, respectively, all principal collections received on the underlying collateral may be used by the 2019-1 Issuer to purchase new collateral under the direction of the Company in its capacity as portfolio manager of the 2019-1 Issuer and in accordance with the 2019-1 Issuer investment strategy and the terms of the indenture and loan agreement, as applicable.

        The Company has agreed to hold on an ongoing basis the Membership Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate amount of all obligations issued by the 2019-1 Co-Issuers for so long as the 2019-1 Debt remains outstanding.

        The 2019-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2019-1 Issuer.

        As of March 31, 2020, there were 66 first lien and second lien senior secured loans with a total fair value of approximately $458.7 million and cash of $9.8 million securing the 2019-1 Debt. As of December 31, 2019, there were 65 first lien and second lien senior secured loans with a total fair value of approximately $471.3 million and cash of $22.4 million securing the 2019-1 Notes. Assets that are pledged as collateral for the 2019-1 Debt are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the indenture and loan agreement governing the 2019-1 Debt. The creditors of the 2019-1 Co-Issuers have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or an affiliate of the Company). The 2019-1 Portfolio must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture and loan agreement governing the 2019-1 Debt. As of March 31, 2020, the Company was in compliance with its covenants related to the 2019-1 Debt.

        Costs of the offering, including the discount of the Class C Notes, of $2.8 million were incurred in connection with debt securitization of the 2019-1 Debt by the 2019-1 Co-Issuers which have been recorded as debt issuance costs and presented as a reduction to the outstanding principal amount of the 2019-1 Debt on the consolidated statements of assets and liabilities and are being amortized over the life of the 2019-1 Issuer using the effective interest method. The balance of the unamortized deferred financing costs related to the 2019-1 Issuer was $2.7 million as of March 31, 2020. The 2019-1 issuer was not in existence as of March 31, 2019 and the 2019-1 Debt were not outstanding.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the 2019-1 Co-Issuers were as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$4,137	$—
Amortization of deferred financing costs and upfront commitment fees	57	—

Total interest and debt financing expenses	$4,194	$—

Revolving Advisor Loan

        On March 27, 2020, the Company entered into an unsecured revolving loan agreement with the Advisor. The Revolving Advisor Loan has a maximum credit limit of $50.0 million and a maturity date of March 27, 2023. The Revolving Advisor Loan accrues interest at the Applicable Federal Rate from the date of such loan until the loan is repaid in full. The Applicable Federal Rate as of March 31, 2020 was 1.59%. As of March 31, 2020, there were $18.3 million borrowings under the Revolving Advisor Loan.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the Revolving Advisor Loan were as follows:

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$2	$—

Total interest and debt financing expenses	$2	$—

Distribution Policy

        The following table summarizes distributions declared during the three months ended March 31, 2020 (dollars in thousands, except per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
February 20, 2020	March 31, 2020	April 30, 2020	$0.41	$21,176

Total distributions declared			$0.41	$21,176

        The following table summarizes distributions declared during the three months ended March 31, 2019 (dollars in thousands, except per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
February 21, 2019	March 29, 2019	April 12, 2019	$0.41	$21,108

Total distributions declared			$0.41	$21,108

        Distributions to common stockholders are recorded on the record date. To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by the Board. Any distributions to our stockholders will be declared out of assets legally available for distribution.

        We have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code, beginning with our taxable year ended December 31, 2016. To qualify for and maintain RIC tax treatment, among other things, we must distribute dividends to our stockholders in respect of each taxable year of an amount generally at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses. In order to avoid the imposition of certain excise taxes imposed on RICs, we must distribute dividends to our stockholders in respect of each calendar year of an amount at least equal to the sum of: (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for such calendar year; (2) 98.2% of our capital gains in excess of capital losses, adjusted for certain ordinary losses, generally for the one-year period ending on October 31 of such calendar year; and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax.

        We intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain all or a portion of our net capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to our stockholders.

        We have adopted a dividend reinvestment plan that provides for the reinvestment of cash dividends and distributions. Prior to the IPO, stockholders who "opted in" to our dividend reinvestment plan had their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Subsequent to the IPO, stockholders who do not "opt out" of our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Stockholders could elect to "opt in" or "opt out" of our dividend reinvestment plan in their subscription agreements, through the private offering. The elections of stockholders that make an election prior to the IPO shall remain effective after the IPO.

        The U.S. federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full year.

Commitments and Off-Balance Sheet Arrangements

        We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to fund investments and to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized on the statements of assets and liabilities.

        As of March 31, 2020, the Company had $90.9 million of unfunded commitments under loan and financing agreements as follows (dollars in thousands):

	Expiration Date(1)	Unfunded Commitments(2)
First Lien Senior Secured Loans
A&R Logistics, Inc.—Revolver	5/5/2025	$1,155
Abracon Group Holding, LLC.—Revolver	7/18/2024	2,833
Allworth Financial Group, L.P.—Revolver	12/31/2025	2,431
AMI US Holdings Inc.—Revolver	4/1/2024	140
Amspec Services, Inc.—Revolver	7/2/2024	113
Ansira Holdings, Inc.—Delayed Draw	12/20/2022	1,509
AP Plastics Group, LLC—Revolver	8/2/2021	1,417
Appriss Holdings, Inc.—Revolver	5/30/2025	2,383
Aramsco, Inc.—Revolver	8/28/2024	1,581
Batteries Plus Holding Corporation—Revolver	7/6/2022	710
Captain D's LLC—Revolver	12/15/2023	485
CMI Marketing Inc.—Revolver	5/24/2023	704
Cruz Bay Publishing, Inc.—Delayed Draw	5/4/2020	1,098
CST Buyer Company—Revolver	10/3/2025	876
Direct Travel, Inc.—Delayed Draw	12/1/2021	7,030
Dorner Manufacturing Corp—Revolver	3/15/2022	1,099
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	1,275
Element Buyer, Inc.—Delayed Draw	7/18/2025	2,267
Grammer Purchaser, Inc.—Revolver	9/30/2024	683
Green Street Parent, LLC—Revolver	8/27/2025	1,210
Hightower Holding, LLC—Delayed Draw	1/31/2025	6,640
Horizon Telcom, Inc.—Delayed Draw	6/15/2023	806
Ivy Finco Limited—First Lien Senior Secured Loan	5/19/2025	2,746
JHCC Holdings, LLC—Delayed Draw	9/9/2025	6,262
JHCC Holdings, LLC—Revolver	9/9/2025	2,463
Kellstrom Commercial Aerospace, Inc.—Delayed Draw	7/1/2025	3,838
Margaux Acquisition Inc.—Delayed Draw	12/19/2024	7,139
Margaux UK Finance Limited—Revolver	12/19/2024	4
MRI Software LLC—Delayed Draw	2/10/2026	3,906
MRI Software LLC—Revolver	2/10/2026	891
Profile Products LLC—Revolver	12/20/2024	1,150
Refine Intermediate, Inc.—Revolver	9/3/2026	4,450
Solaray, LLC—Revolver	9/9/2022	623
Tidel Engineering, L.P.—Revolver	3/1/2023	1,417
TLC Purchaser, Inc.—Delayed Draw	10/13/2025	7,119
TLC Purchaser, Inc.—Revolver	10/13/2025	1,068
Ventiv Holdco, Inc.—Revolver	9/3/2025	2,981
Whitcraft LLC—Revolver	4/3/2023	362
WU Holdco, Inc.—Revolver	3/26/2025	26
YLG Holdings, Inc.—Delayed Draw	10/31/2025	5,127
YLG Holdings, Inc.—Revolver	10/31/2025	855

Total First Lien Senior Secured Loans		$90,872

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of March 31, 2020.

        As of December 31, 2019, the Company had $215.8 million of unfunded commitments under loan and financing agreements as follows (dollars in thousands):

	Expiration Date(1)	Unfunded Commitments(2)
First Lien Senior Secured Loans
A&R Logistics, Inc.—Revolver	5/5/2025	$5,043
Abracon Group Holding, LLC.—Revolver	7/18/2024	2,833
AMI US Holdings Inc.—Revolver	4/1/2024	977
Amspec Services, Inc.—Revolver	7/2/2024	3,542
Ansira Holdings, Inc.—Delayed Draw	12/20/2022	1,509
AP Plastics Group, LLC—Revolver	8/2/2021	8,500
Appriss Holdings, Inc.—Revolver	5/30/2025	4,711
Aramsco, Inc.—Revolver	8/28/2024	2,766
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250
Captain D's LLC—Revolver	12/15/2023	577
CB Nike Intermediate Co Ltd—Revolver	10/31/2025	2,878
Clinical Innovations, LLC—Revolver	10/17/2022	380
CMI Marketing Inc.—Revolver	5/24/2023	2,112
CPS Group Holdings, Inc.—Revolver	3/3/2025	4,933
Cruz Bay Publishing, Inc.—Delayed Draw	2/28/2020	1,098
Cruz Bay Publishing, Inc.—Revolver	2/28/2020	535
CST Buyer Company—Revolver	10/3/2025	2,190
Datix Bidco Limited—Revolver	10/28/2024	1,290
Direct Travel, Inc.—Delayed Draw	12/1/2021	7,030
Direct Travel, Inc.—Revolver	12/1/2021	4,250
Dorner Manufacturing Corp—Revolver	3/15/2022	1,099
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,542
Element Buyer, Inc.—Delayed Draw	7/18/2025	7,933
Element Buyer, Inc.—Revolver	7/19/2024	2,833
FFI Holdings I Corp—Delayed Draw	1/24/2025	677
FFI Holdings I Corp—Revolver	1/24/2025	1,994
Fineline Technologies, Inc.—Revolver	11/4/2022	655
Grammer Purchaser, Inc.—Revolver	9/30/2024	998
Great Expressions Dental Center PC—Revolver	9/28/2022	150
Green Street Parent, LLC—Revolver	8/27/2025	2,419
GSP Holdings, LLC—Revolver	11/6/2025	4,307
Hightower Holding, LLC—Delayed Draw	1/31/2025	6,640
Horizon Telcom, Inc.—Delayed Draw	6/15/2023	1,256
Horizon Telcom, Inc.—Revolver	6/15/2023	116
Ivy Finco Limited—First Lien Senior Secured Loan	5/19/2025	5,817
JHCC Holdings, LLC—Delayed Draw	9/9/2025	8,500
JHCC Holdings, LLC—Revolver	9/9/2025	1,820
Kellstrom Commercial Aerospace, Inc.—Delayed Draw	7/1/2025	3,838
Kellstrom Commercial Aerospace, Inc.—Revolver	7/1/2025	640
Margaux Acquisition Inc.—Delayed Draw	12/19/2024	7,139
Margaux Acquisition Inc.—Revolver	12/19/2024	2,872
Margaux UK Finance Limited—Revolver	12/19/2024	662
Mertus 522. GmbH—Delayed Draw	5/28/2026	13,761
Profile Products LLC—Revolver	12/20/2024	3,833
RoC Opco LLC—Revolver	2/25/2025	10,241
Solaray, LLC—Revolver	9/9/2022	1,077
SumUp Holdings Luxembourg S.à.r.l.—First Lien Senior Secured Loan	8/1/2024	10,638
Symplr Software, Inc.—Revolver	11/30/2023	466

	Expiration Date(1)	Unfunded Commitments(2)
TCFI Aevex LLC—Revolver	5/13/2025	138
TEI Holdings Inc.—Revolver	12/23/2025	3,018
Tidel Engineering, L.P.—Revolver	3/1/2023	4,250
TLC Purchaser, Inc.—Delayed Draw	10/13/2025	7,119
TLC Purchaser, Inc.—Revolver	10/13/2025	4,984
Ventiv Holdco, Inc.—Revolver	9/3/2025	3,407
WCI-HSG Purchaser, Inc.—Revolver	2/24/2025	2,284
WU Holdco, Inc.—Delayed Draw	3/26/2026	4,801
WU Holdco, Inc.—Revolver	3/26/2025	3,944
YLG Holdings, Inc.—Delayed Draw	10/31/2025	5,127
YLG Holdings, Inc.—Revolver	10/31/2025	8,545
Zywave, Inc.—Revolver	11/17/2022	851

Total First Lien Senior Secured Loans		$215,795

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of December 31, 2019.

        During the month of March 2020, we received unprecedented draw requests on revolving credit and delayed draw facilities we provided to our portfolio companies as many of them sought to husband excess cash as a defensive measure in these uncertain times. All of those draws were met in a timely fashion and we maintain adequate cash and additional borrowing capacity in reserve to meet any further such draw requests.

Significant Accounting Estimates and Critical Accounting Policies

Basis of Presentation

        The Company's unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The Company's unaudited consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 1, 6, 10 and 12 of Regulation S-X. These consolidated financial statements reflect adjustments that in the opinion of the Company are necessary for the fair statement of the financial position and results of operations for the periods presented herein and are not necessarily indicative of the full fiscal year. We have determined we meet the definition of an investment company and follow the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946—Financial Services—Investment Companies ("ASC 946"). Our financial currency is U.S. dollars and these consolidated financial statements have been prepared in that currency.

Use of Estimates

        The preparation of the consolidated financial statements in conformity with US GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Revenue Recognition

        We record our investment transactions on a trade date basis. We record realized gains and losses based on the specific identification method. We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized into or against interest income using the effective interest method or straight-line method, as applicable. We record any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts received upon prepayment of a loan or debt security as interest income.

        Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for such distributions in the case of private portfolio companies, and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

        Certain investments may have contractual PIK interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. We record PIK as interest or dividend income, as applicable. If at any point we believe PIK may not be realized, we place the investment generating PIK on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, as applicable.

        Certain structuring fees and amendment fees are recorded as other income when earned. We record administrative agent fees received as other income when the services are rendered.

Valuation of Portfolio Investments

        Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If we cannot obtain a price from an independent pricing service or if the independent pricing service is not deemed to be representative with the market, we value certain investments held by us on the basis of prices provided by principal market makers. Generally investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained, in some cases, primarily illiquid securities, multiple quotes may not be available and the mid of the bid/ask from one broker will be used. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of the Board, based on the input of our Advisor, our Audit Committee and one or more independent third-party valuation firms engaged by our Board.

        With respect to unquoted securities, we value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        With respect to investments for which market quotations are not readily available, the Advisor will undertake a multi-step valuation process, which includes among other things, the below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Advisor responsible for the portfolio investment or by an independent valuation firm;

  •
  Preliminary valuation conclusions are then documented and discussed with our senior management and our Advisor. Agreed upon valuation recommendations are presented to our Audit Committee;

  •
  Our Audit Committee of our Board reviews the valuations presented and recommends values for each of the investments to our Board;

  •
  At least once annually, the valuation for each portfolio investment constituting a material portion of the Company's portfolio will be reviewed by an independent valuation firm; and

  •
  Our Board discusses valuations and determines the fair value of each investment in good faith based upon, among other things, the input of our Advisor, independent valuation firms, where applicable, and our Audit Committee.

        In following this approach, the types of factors that are taken into account in the fair value pricing of investments include, as relevant, but are not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio companies ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion. Spreads have generally widened as a result of the impact of COVID-19 and the pricing of many of the Company's portfolio securities has become more volatile. There can be no assurance that this volatility will abate over the short or medium term.

Recent Accounting Pronouncements

        In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement." ASU 2018-13 is part of the disclosure framework project and eliminates certain disclosure requirements for fair value measurements, requires entities to disclose new information, and modifies existing disclosure requirements. The new guidance is effective after December 15, 2019. Early adoption is permitted. We do not believe this change will have a material effect on our consolidated financial statements and disclosures.

Contractual Obligations

        We have entered into the Amended Advisory Agreement with our Advisor (which supersedes the Investment Advisory Agreement dated November 14, 2018 we had previously entered into). Our Advisor has agreed to serve as our investment adviser in accordance with the terms of the Amended Advisory Agreement. Under the Amended Advisory Agreement, we have agreed to pay an annual base management fee as well as an incentive fee based on our investment performance.

        On October 11, 2018 the Board approved, subject to completion of the IPO, the Investment Advisory Agreement. Beginning with the calendar quarter that commenced January 1, 2019, this

Investment Advisory Agreement incorporates (i) a three-year lookback provision and (ii) a cap on quarterly income incentive fee payments based on net realized or unrealized capital loss, if any, during the applicable three-year lookback period.

        On November 28, 2018, our Board, including a majority of our Independent Directors, approved the Amended Advisory Agreement. On February 1, 2019 the Company's stockholders approved the Amended Advisory Agreement. Pursuant to this Agreement, effective February 1, 2019, the base management fee of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio of 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company's asset coverage ratio below 200%.

        We have entered into an Administration Agreement with the Administrator pursuant to which the Administrator will furnish us with administrative services necessary to conduct our day-to-day operations. We reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including certain compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment.

        If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under our Amended Advisory Agreement and Administration Agreement.

        A summary of the maturities of our principal amounts of debt and other contractual payment obligations as of March 31, 2020 are as follows (dollars in thousands):

	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
BCSF Revolving Credit Facility	$427,015	$50,000	$377,015	$—	$—
2018-1 Notes	365,700	—	—	—	365,700
JPM Credit Facility	449,593	50,000	—	399,593	—
2019-1 Debt	398,750	—	—	—	398,750
Revolving Advisor Loan	18,325	—	18,325	—	—

Total Debt Obligations	$1,659,383	$100,000	$395,340	$399,593	$764,450

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the dates indicated in the table below. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2019, December 31, 2018, December 31, 2017, and December 31, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Facilities
March 31, 2020 (unaudited)	$894.9	$2,851.9	—	N/A
December 31, 2019	$814.8	$3,188.0	—	N/A
December 31, 2018	$271.3	$6,039.8	—	N/A
December 31, 2017	$451.0	$2,124.1	—	N/A
December 31, 2016	$59.1	$2,867.1	—	N/A
2018-1 Notes
March 31, 2020 (unaudited)	$365.7	$6,978.8	—	N/A
December 31, 2019	$365.7	$7,103.1	—	N/A
December 31, 2018	$365.7	$4,480.7	—	N/A
2019-1 Debt
March 31, 2020 (unaudited)	$398.8	$6,399.6	—	N/A
December 31, 2019	$398.8	$6,513.6	—	N/A
Total Senior Securities
March 31, 2020 (unaudited)	$1,659.4	$1,538.0	—	N/A
December 31, 2019	$1,579.3	$1,644.8	—	N/A
December 31, 2018	$637.0	$2,572.4	—	N/A
December 31, 2017	$451.0	$2,124.1	—	N/A
December 31, 2016	$59.1	$2,867.1	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

BUSINESS

The Company

        We are an externally managed specialty finance company focused on lending to middle market companies. We have elected to be regulated as a BDC under the 1940 Act. We are managed by our Advisor, a subsidiary of Bain Capital Credit. Since we commenced operations on October 13, 2016 through March 31, 2020, we have invested approximately $3.7 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.

Investment Strategy

        Our primary focus is capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle market companies with between $10.0 million and $150.0 million in EBITDA. However, we may, from time to time, invest in larger or smaller companies. We generally seek to retain effective voting control in respect of the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, on an opportunistic basis, and in secondary purchases of assets or portfolios, but such investments are not the principal focus of our investment strategy. In addition, we may invest, from time to time, in distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities. We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, to fund changes of control, to fund acquisitions, to make capital investments and for refinancing and recapitalizations.

  •
  Middle Market First Lien; Stretch Senior/Unitranche; Second Lien Loans.  The collateral for first lien loans will take the form of first-priority liens on the assets of the portfolio company borrower. "Stretch senior" or "unitranche" loans are senior term loans that have a principal amount and first lien collateral package that stretches beyond typical first lien senior loan leverage multiples into a range typical of junior debt instruments. Second lien term loans rank behind other forms of senior debt in a portfolio company's capital structure in terms of priority of payment and rights to collateral in a default situation. Collateral for these loans typically includes all or substantially all assets of the borrower, such as receivables, inventories, plant and equipment, real estate, and any intangibles such as trademarks and customer lists. These loans usually feature floating cash interest over a benchmark (such as the LIBOR) with a floor, a purchase price with a slight discount to par, principal protection in the form of perfected liens on collateral, and a maturity of five to seven years. The loans typically differ based on the level (such as a first or second position) and type (such as inventory or property) of collateral protection and amount of scheduled amortization.

  •
  Mezzanine Loans and Other Junior Securities.  Mezzanine loans are unsecured, subordinated loans that provide relatively high, fixed interest rates with significant current interest income. Mezzanine loans and other junior securities typically do not have any hard collateral but are instead protected by the cash flow of the portfolio company. They may offer many benefits associated with senior private debt investments, including significant information rights and protective covenants. For these types of investments, we would typically evaluate the potential opportunity to invest in the subordinated debt as well as in a portion of the equity of the company (which we expect would typically be approximately 10% of the amount of the debt investment). These types of securities often feature a mix of fixed rate cash and PIK interest, a purchase price with a slight discount to par, no lien/collateral protection, and a bullet maturity outside of the senior debt in the capital structure.

  •
  Secondary Asset and Portfolio Purchases.  Due to the need for financial firms to raise capital and strengthen their own capital base, a number of institutions, particularly European banks, have either announced that they are selling individual corporate loan assets or entire portfolios of such assets or have already executed such trades. We believe this trend will continue over the next several years given the financial distress currently being felt by these firms. We believe that the large industry teams and the dedicated Private Credit Group to which our Advisor has access positions us well to diligence and purchase these assets and portfolios when they come to market.

        The following table shows the composition of the investment portfolio and associated yield data as of March 31, 2020 (dollars in thousands):

		As of March 31, 2020
					Weighted Average Yield(1) at
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Amortized Cost	Market Value
First Lien Senior Secured Loans	$2,283,074	87.0%	$2,178,825	87.7%	6.9%	7.2%
First Lien Last Out Loans	16,821	0.6	16,258	0.6	10.7	11.1
Second Lien Senior Secured Loans	187,660	7.2	153,050	6.2	9.2	10.8
Subordinated Debt	14,763	0.6	15,000	0.6	12.7	12.5
Equity Interests	103,332	3.9	99,867	4.0	10.1	9.9
Preferred Equity	19,584	0.7	21,533	0.9	15.1	15.0
Warrants	—	0.0	—	0.0	N/A	N/A

Total	$2,625,234	100.0%	$2,484,533	100.0%	7.3%	7.6%

(1)
Weighted average yields are computed as (a) the annual stated interest rate or yield earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value, as applicable. The weighted average yield does not represent the total return to our stockholders.

        The following table shows the composition of the investment portfolio and associated yield data as of December 31, 2019 (dollars in thousands):

		As of December 31, 2019
					Weighted Average Yield(1) at
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Amortized Cost	Market Value
First Lien Senior Secured Loans	$2,167,932	85.4%	$2,165,844	85.7%	7.5%	7.5%
First Lien Last Out Loans	28,315	1.1	29,300	1.2	9.9	9.5
Second Lien Senior Secured Loans	187,565	7.4	175,670	7.0	9.7	10.0
Subordinated Debt	14,752	0.6	15,000	0.5	13.5	13.3
Corporate Bonds	22,412	0.9	17,508	0.7	8.5	10.8
Equity Interests	96,736	3.8	99,293	3.9	7.7	7.5
Preferred Equity	19,551	0.8	24,318	1.0	15.1	15.1
Warrants		0.0	122	0.0	N/A	N/A

Total	$2,537,263	100.0%	$2,527,055	100.0%	7.8%	7.8%

(1)
Weighted average yields are computed as (a) the annual stated interest rate or yield earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value, as applicable. The weighted average yield does not represent the total return to our stockholders.

        The following table presents certain selected information regarding our investment portfolio as of March 31, 2020 and as of December 31, 2019:

	As of March 31, 2020	As of December 31, 2019
Number of portfolio companies	108	114
Percentage of debt bearing a floating rate(1)	99.7%	99.0%
Percentage of debt bearing a fixed rate(1)	0.3%	1.0%

(1)
Measured on a fair value basis.

        Our investment activities are managed by our Advisor. Our Advisor, through the resources provided by Bain Capital Credit pursuant to the Resource Sharing Agreement, uses detailed business, industry and competitive analyses to make investments. In evaluating potential opportunities, Bain Capital Credit's investment professionals typically complete market analyses to assess the attractiveness of a given industry and a specific investment and monitor, on an ongoing basis, financial performance and market developments. Our Advisor's approach to making investments generally involves evaluating the following business characteristics: market definition, market size and growth prospects, competitive analysis, historical financial performance, margin analysis and cost structure, quality of earnings, capital structure, access to capital markets and regulatory, risk analysis, tax and legal matters. Additionally, our Advisor places significant emphasis on the quality and track record of the controlling stockholders and management team as well as careful consideration to the underlying deal structure and documentation.

        When considering an investment that meets our return objectives, our Advisor seeks to mitigate downside risk.

        We seek to create a broad and varied portfolio of investments across various industries as a method to manage risk and capitalize on specific sector trends, all concentrated in a small number of industries.

Competitive Strengths

        A Premier Global Asset Management Platform.    Bain Capital is one of the world's leading private alternative asset management firms with approximately $105 billion in AUM as of December 31, 2019. Bain Capital Credit has been a leader in investing in global credit for over 22 years and had approximately $44.3 billion in AUM as of January 1, 2020. Since inception in 1998, Bain Capital Credit has been a consistent investor in the middle market through multiple credit cycles and over this time has developed a global sourcing network, deep industry expertise and a proven track record.

        Experienced Management Team.    We seek to capitalize on the significant experience and expertise of Bain Capital Credit's investment team, including its dedicated 29-person Bain Capital Private Credit Group, which is represented across Bain Capital Credit's Boston, Chicago, New York, London, Dublin and Sydney offices. The Private Credit Group has been a core component of Bain Capital Credit's investment strategy since inception and is led by Michael Ewald, who has 23 years of experience with 19 of those years at Bain Capital Credit. As of April 1, 2020, the senior investment professionals in the Private Credit Group had an average of 14 years of overall industry experience and the managing directors of Bain Capital Credit had an average investment experience of over 23 years. We believe the experience of our management team across multiple credit cycles, asset classes and industries provides us with a competitive advantage in sourcing and idea generation, investment diligence & recommendation, credit committee approval and portfolio construction and portfolio & risk management.

        Extensive Origination Capabilities and Disciplined, Professional Investment Process.    Our Advisor originates investments by utilizing the Private Credit Group's global sourcing capabilities and its extensive contacts and relationships with over 1,500 middle market private equity sponsors, banks and financial intermediaries. Our origination and underwriting capabilities are further enhanced by Bain Capital Credit's Industry Research Teams and Distressed & Special Situations Group, which include 34 and 77 investment professionals, respectively, each with its own sets of origination contacts and deep sector and specialized investment expertise. Our Advisor utilizes Bain Capital Credit's rigorous investment due diligence and approval process. Bain Capital Credit's investment teams take a bottom-up approach to investing which is complimented by the macro relative value insights of credit committee members and portfolio managers across different geographies, industries and investment securities. Bain Capital Credit's Industry Research Teams also provide us access to deep experience across a range of industries that we believe is unique to us as a middle market credit investor. We believe this extensive network and disciplined investment process will continue to produce consistent, differentiated deal flow and facilitate our investment process.

        Breadth of Platform and Infrastructure.    We invest across multiple asset classes, benefitting from the breadth of the Bain Capital Credit platform and the depth and experience of its portfolio management team. Bain Capital Credit's dedicated Credit Committee, risk and oversight committee and our Advisor's portfolio management team provide superior risk management. In addition, we benefit from the financing expertise of Bain Capital Credit's Structured Products team and have the ability to leverage Bain Capital's long-standing relationships with various financial institutions to source and structure attractive funding and financing solutions. Lastly, Bain Capital Credit's platform provides us with strong asset management infrastructure, including access to significant finance, operations, legal, compliance, technology and other support functions resources.

        Portfolio of Performing, Predominantly Senior Secured, Floating Rate Loans.    We have invested approximately $3.7 billion in aggregate principal amount of debt and equity investments through March 31, 2020. As of March 31, 2020, we had investments in 108 portfolio companies with an aggregate fair value of $2,485 million across 30 different industries that we believe exhibit strong credit quality and industry diversification. As of March 31, 2020, the portfolio was comprised of 87.7% in first lien senior secured loans, 0.6% in first lien last out loans, 6.2% in second lien senior secured loans,

0.6% in subordinated debt, 4.0% in equity interests and 0.9% in preferred equity. As of March 31, 2020, approximately 99.7% of our debt investments bore interest at floating rates, subject to interest rate floors; floating rate loans provide protection in rising interest rate environments. As of March 31, 2020, 84% of the portfolio was invested in U.S.-domiciled companies and 16% in non-U.S. domiciled companies, including in the United Kingdom, the Cayman Islands, Luxembourg, Israel, Germany and Ireland. We believe this geographic diversification is a reflection of our Advisor's global platform and ability to find value across borders. We believe that this portfolio generates consistent attractive risk adjusted levels of income.

        Strategic Partnerships.    We have access to a range of differentiated strategic partnerships given the scope of Bain Capital and the breadth of our network. For example, we have a strategic relationship with Antares, since 2017, that seeks to identify attractive investment opportunities for the Company and Antares. We believe our ability to form other strategic partnerships will provide increased investment opportunities and enhance portfolio diversification.

Our Investment Advisor and the Administrator

        Our Advisor is registered as an investment adviser with the SEC under the Advisers Act. Subject to the supervision of our Board, a majority of which is comprised of Independent Directors, BCSF manages our day-to-day operations and provides us with investment advisory and management services, pursuant to the Investment Advisory Agreement between us and our Advisor, and certain administrative services, pursuant to the Administration Agreement between us and our Advisor. Our Advisor is a subsidiary of Bain Capital Credit, a multi-asset alternative investment firm which, together with its subsidiaries, had approximately $44.3 billion in AUM as of January 1, 2020.

        Under the Resource Sharing Agreement between our Advisor and Bain Capital Credit, Bain Capital Credit provides our Advisor with experienced investment professionals (including the members of Bain Capital Credit's Credit Committee) and access to the resources of Bain Capital Credit. These resources and personnel enable our Advisor to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, our Advisor benefits from the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Bain Capital Credit's investment professionals. See "Management Agreements" and "Risk Factors—Risks Relating to Our Business and Structure—We are dependent upon key personnel of Bain Capital Credit and our Advisor."

        Bain Capital Credit has an extensive track record as a non-traditional lender in the middle market and since being formed over 22 years ago has invested across credit products and the fixed income universe, including performing and distressed bank loans, high yield bonds, debtor-in-possession loans, senior direct lending, mezzanine debt and other junior securities, structured products, credit-based equities and other investments. Bain Capital Credit is a subsidiary of Bain Capital, a diversified private investment firm. Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies.

        The Private Credit Group of Bain Capital Credit is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our management team consists of investment and administrative professionals from our Advisor. As of April 1, 2020, the Bain Capital Credit Private Credit Group was comprised of 29 dedicated investment professionals, all of whom spend substantial time focused on us. These professionals are supported by an additional 118 investment professionals in Bain Capital Credit's Industry Research Teams, Trading Desk and Distressed & Special Situations

Group Team. Most of these individuals have additional responsibilities other than those relating to us, but generally allocate a portion of their time in support of our business and our investment objective and providing us access to deep experience across a range of industries that we believe is unique to us as a middle market credit investor. In addition, Bain Capital Credit believes that it has superior support personnel, including expert teams in risk management, legal, accounting, tax, information technology and compliance, among others. We benefit from the support provided by these personnel to our operations.

        Our investments require approval from at least the Private Credit Investment Committee, which includes three managing directors in the Private Credit Group: Michael Ewald, Michael Boyle, and Carolyn Hastings. Depending on certain thresholds, approval may also be required from Bain Capital Credit's Credit Committee, which includes Michael Ewald, Carolyn Hastings and additional senior Managing Directors across other Bain Capital Credit disciplines. See "Management—Biographical Information" for a description of the experience of each member of the Private Credit Investment Committee and Bain Capital Credit's Credit Committee who are not executive officers of the Company. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on Bain Capital Credit's Credit Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a broad range of applicable perspectives in the evaluation of each investment opportunity.

Conflicts of Interest, Exemptive Relief and Allocation of Opportunities

        As a diversified private investment firm, Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies. Bain Capital currently has a number of Affiliate Advisors, each of which focuses primarily on a different investment strategy, although such investment strategies overlap from time to time. The conflicts of interest that we may encounter include those discussed below and elsewhere throughout this prospectus. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

        In the ordinary course of conducting our activities, our interests and the interests of our stockholders may conflict with the interests of our Advisor, Bain Capital Credit Funds, Related Funds or their respective affiliates. There are numerous potential and actual conflicts of interest among the Company, the Bain Capital Credit Funds, the Affiliate Advisors, and the Related Funds. For example, our Advisor is entitled to a management and incentive fee under the terms of the Investment Advisory Agreement. The existence of the incentive fee may create an incentive for our Advisor to cause us to make more speculative investments than we would otherwise make in the absence of performance-based compensation.

        Bain Capital Credit and its Affiliate Advisors manage a number of pooled investment vehicles that may desire to invest in the same investment opportunities. Bain Capital Credit and its Affiliate Advisors have adopted written allocation policies that seek to allocate investment opportunities among investment vehicles fairly and equitably over time. We may invest alongside the Bain Capital Credit Funds and/or Related Funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations. We believe that co-investment by us and such Bain Capital Credit Funds and/or Related Funds affords us additional investment opportunities and an ability to achieve greater asset diversification. We, our Advisor and Bain Capital Credit have been granted an exemptive relief order by the SEC which permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other Bain Capital Credit Funds and/or Related Funds in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Specifically, our exemptive relief order permits us to invest with other Bain Capital Credit Funds and/or Related Funds in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive order permitting co-investment transactions generally applies only if the Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive order also imposes other conditions with which we must comply in order to engage in certain co-investment transactions.

        In addition, it is expected that most or all of the Bain Capital Credit officers and employees responsible for managing us will have responsibilities with respect to other funds or accounts managed by Bain Capital Credit, including funds and accounts that may be raised in the future. Such officers and employees will spend substantial time monitoring the investments of Bain Capital Credit Funds. Conflicts of interest may arise in allocating time, services or functions of these officers and employees. The Affiliate Advisors have existing and potential advisory and other relationships with a significant number of portfolio companies and other clients, and have in the past and may in the future provide financing, services, advice or otherwise deal with third parties whose interests conflict with the interests of a company in which a Bain Capital Credit Client, including the Company, has invested, such as competitors, suppliers or customers of a company in which the Bain Capital Credit Client has invested. On occasion, an Affiliate Advisor will recommend or cause such a third party to take actions that are adverse to a Bain Capital Credit Client or companies in which it has invested. Moreover, our Advisor, Bain Capital Credit and Bain Capital sponsor and manage various investment vehicles, and may form new investment vehicles in the future, that may compete with us for investment opportunities. Bain Capital Credit Funds and/or Related Funds may make certain investments that are appropriate for us and, as a result, we may receive a smaller allocation of any such investment or no allocation at all.

        For more information on allocation of opportunities and our perceived and actual conflicts of interest, see "Risk Factors—Risks Relating to Our Business and Structure—There are significant actual or potential conflicts of interest that could affect our investment returns" and "Related Party Transactions and Certain Relationships."

Investment Decision Process

        In general, our Advisor's investment process can be broken into four processes: (1) sourcing and idea generation, (2) investment diligence & recommendation, (3) credit committee approval and portfolio construction and (4) portfolio & risk management.

Sourcing and Idea Generation

        The investment decision-making process begins with sourcing ideas. Bain Capital Credit's Private Credit Group interacts with over 1,500 global contacts as a means to generate middle market investment opportunities. Our Advisor also seeks to leverage the contacts of Bain Capital Credit's industry groups, Trading Desk, Portfolio Group and Restructuring team, including private equity firms, banks and a variety of advisors and other intermediaries.

Investment Diligence & Recommendation

        Our Advisor utilizes Bain Capital Credit's bottom-up approach to investing, and it starts with the due diligence performed by its Private Credit Group. The group works with the close support of Bain Capital Credit's industry groups. This diligence process typically begins with a detailed review of an offering memorandum as well as Bain Capital Credit's own independent diligence efforts, including in-house materials and expertise, third-party independent research and interviews, and hands-on field checks where appropriate. For deals that progress beyond an initial stage, the team will usually schedule one or more meetings with company management, facilities visits and also meetings with the sponsor in order to ask more detailed questions and to better understand the sponsor's view of the business and plans for it going forward. The team's diligence work is summarized in investment memoranda and accompanying credit packs. Work product also includes full models and covenant analysis.

Credit Committee Approval and Portfolio Construction

        If the reviewing team deems an investment worthy of serious consideration, it generally must be presented to the Private Credit Investment Committee, which includes three managing directors in the Private Credit Group: Michael Ewald, Michael Boyle, and Carolyn Hastings. Depending on certain thresholds, approval may also be required from Bain Capital Credit's Credit Committee, which includes Michael Ewald, Carolyn Hastings and additional senior Managing Directors across other Bain Capital Credit disciplines. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. For middle market holdings, the path to exit an investment is often discussed at credit committee meetings, including restructurings, acquisitions and sale to strategic buyers. Since most middle market investments are illiquid, exits are driven by a sale of the portfolio company or a refinancing of the portfolio company's debt.

Portfolio & Risk Management

        Our Advisor utilizes Bain Capital Credit's Private Credit Group for the daily monitoring of its respective credits after an investment has been made. Our Advisor believes that the ongoing monitoring of financial performance and market developments of portfolio investments is critical to successful investment management. Accordingly, our Advisor is actively involved in an on-going portfolio review process and attends Board meetings. To the extent a portfolio investment is not meeting our Advisor's expectations, our Advisor takes corrective action when it deems appropriate, which may include raising interest rates, gaining a more influential role on its board, taking warrants and, where appropriate, restructuring the balance sheet to take control of the company. Our Advisor will utilize the Bain Capital Credit Risk and Oversight Committee. The Risk and Oversight Committee is responsible for monitoring and reviewing risk management, including portfolio risk, counterparty risk and firm-wide risk issues. In addition to the methods noted above, there are a number of proprietary methods and tools used through all levels of Bain Capital Credit to manage portfolio risk.

Investment Monitoring

        The Advisor monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. The Advisor has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

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  assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

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  periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

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  comparisons to our other portfolio companies in the industry, if any;

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  attendance at and participation in Board meetings or presentations by portfolio companies; and

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  review of monthly and quarterly consolidated financial statements and financial projections of portfolio companies.

        The Advisor rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3 or 4, the Advisor enhances its level of scrutiny over the monitoring of such portfolio company. Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

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  An investment is rated 1 if, in the opinion of the Advisor, it is performing above underwriting expectations, and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company or the likelihood of a potential exit.

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  An investment is rated 2 if, in the opinion of the Advisor, it is performing as expected at the time of our underwriting and there are generally no concerns about the portfolio company's performance or ability to meet covenant requirements, interest payments or principal amortization, if applicable. All new investments or acquired investments in new portfolio companies are initially given a rating of 2.

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  An investment is rated 3 if, in the opinion of the Advisor, the investment is performing below underwriting expectations and there may be concerns about the portfolio company's performance or trends in the industry, including as a result of factors such as declining performance, non-compliance with debt covenants or delinquency in loan payments (but generally not more than 180 days past due).

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  An investment is rated 4 if, in the opinion of the Advisor, the investment is performing materially below underwriting expectations. For debt investments, most of or all of the debt covenants are out of compliance and payments are substantially delinquent. Investments rated 4 are not anticipated to be repaid in full, if applicable, and there is significant risk that we may realize a substantial loss on our investment.

Competition

        Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Some of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

        We expect to use the expertise of the investment professionals of Bain Capital Credit to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of Bain Capital Credit will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses."

Legal Proceedings

        Neither we nor our Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Advisor or Administrator.

        From time to time, we or our Advisor may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under our loans to or other contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Properties

        We maintain our principal executive office at 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116. We do not own any real estate. We believe that our present facilities are adequate to meet our current needs. If new or additional space is required, we believe that adequate facilities are available at competitive prices in the same area.

Staffing

        We do not currently have any employees. Each of our officers is also an employee of our Advisor or its affiliates. Our day-to-day investment operations are managed by our Advisor. Pursuant to its Resource Sharing Agreement with Bain Capital Credit, our Advisor has access to the individuals who comprise Bain Capital Credit's Credit Committee, and a team of additional experienced investment professionals who, collectively, comprise our Advisor's investment team. Bain Capital may hire additional investment professionals to provide services to us, based upon its needs.

REGULATION

General

        We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act also requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of such company.

        Any issuance of preferred stock must comply with the requirements of the 1940 Act. Additionally, the 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets (66 2/3% of certain disclosure and approval requirements are met) after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the 1940 Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a "principal underwriter" as that term is defined under the 1940 Act. We may purchase or otherwise receive warrants, which offer an opportunity (not a requirement) to purchase common stock of a portfolio company in connection with an acquisition financing or other investments. Similarly, we may acquire rights that obligate an issuer of acquired securities or their affiliates to repurchase the securities at certain times, under certain circumstances. We do not intend to acquire securities issued by any investment company whereby our investment would exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot (1) acquire more than 3% of the total outstanding voting stock of any investment company, (2) invest more than 5% of the value of our total assets in the securities of one investment company or (3) invest more than 10% of the value of our total assets in the securities of investment companies in general. These limitations do not apply where we acquire interests in a money market fund as long as we do not pay a sales charge or service fee in connection with the purchase. With respect to the portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies described above are fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the 1940 Act.

        Private funds that are excluded from the definition of "investment company" pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to certain of the limits under the 1940 Act noted above. Generally, such private funds may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act are also subject to the restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors would be required to hold a smaller position in our shares than if they were not subject to such restrictions.

        As a BDC, we have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level taxes on any investment company taxable income (as defined below) or net capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. Distributions by a BDC generally are treated as dividends for U.S. federal income tax purposes, and generally are subject to U.S. income or withholding tax as such unless the stockholder receiving the dividend qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. stockholder and an exemption from U.S. tax in the hands of a non-U.S. stockholder. Additionally, a U.S. pension fund that owns shares in a BDC generally is not required to take account of indebtedness incurred at the level of the BDC in determining whether dividends received from a BDC constitute "unrelated debt-financed income." Finally, a non-U.S. investor in a BDC generally does not need to take account of activities conducted by the BDC in determining whether such non-U.S. investor is engaged in the conduct of a business in the United States. See "Material U.S. Federal Income Tax Considerations."

Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

        (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

          (a)   is organized under the laws of, and has its principal place of business in, the United States;

          (b)   is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

          (c)   satisfies either of the following:

              (i)  does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or

             (ii)  is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

        (2)   Securities of any eligible portfolio company which we control.

        (3)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

        (4)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

        (5)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

        (6)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

        A BDC must have been organized under the laws of, and have its principal place of business in, any state or states within the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors or officers, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we may not satisfy the Diversification Tests (as defined below in "Material U.S. Federal Income Tax Considerations—Taxation as a RIC") in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are currently permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to shares of our common stock provided we maintain a minimum asset coverage, as defined in the 1940 Act, of 150%, meaning that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. On November 28, 2018, the Board approved the reduction of the Company's asset coverage requirements to 150% and recommended the stockholders to vote in favor of the proposal at the special stockholder meeting on February 1, 2019.

On February 1, 2019, the Company's stockholders approved the application of the reduced asset coverage. Accordingly, effective February 2, 2019, the Company is permitted to borrow amounts such that its asset coverage ratio is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required.

        While any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

        The 1940 Act imposes limitations on a BDC's issuance of preferred shares, which are considered "senior securities" and thus are subject to the 150% asset coverage requirement described above. In addition, (1) preferred shares must have the same voting rights as the common stockholders (one share, one vote); and (2) preferred stockholders must have the right, as a class, to appoint directors to the Board.

        Regulations governing our operations as a BDC will affect our ability to raise, and the method of raising, additional capital, which may expose us to risks.

Code of Ethics

        As required by Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, we and our Advisor have adopted codes of ethics which apply to, among others, our and our Advisor's executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as our Advisor's officers, directors and employees. Our codes of ethics generally will not permit investments by our and our Advisor's personnel in securities that may be purchased or sold by us. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

        We hereby undertake to provide a copy of the codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to Investor Relations, Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Bain Capital Specialty Finance, Inc. Investor Relations, or by emailing us at creditinfo@baincapital.com.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to our Advisor. The Proxy Voting Policies and Procedures of our Advisor are set forth below. The guidelines will be reviewed periodically by our Advisor and our Independent Directors will receive a copy annually, and, accordingly, are subject to change.

        An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Advisor recognizes that conflicts of interest may arise from time to time in relation to proxy voting requirements. A conflict between the Advisor and any client can arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

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  a failure to vote in favor of a position supported by management may harm our relationship or our Advisor's relationship with the company;

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  a failure to vote in favor of a particular proposal may harm our relationship or our Advisor's relationship with the proponent of the proposal;

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  a failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as when an officer of our Advisor has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein; or

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  conflicts arising from investment positions held by affiliates of our Advisor.

        These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

        Our Advisor intends to vote proxies or similar corporate actions in accordance with the best interests of our stockholders, taking into account such factors as it deems relevant in its sole discretion. Upon receipt of a proxy request, our Advisor's Operations department contacts a senior investment professional responsible for the issuer. The senior investment professional communicates the proxy voting decision to Operations. The hard-copy documentation is completed by Operations and sent back to the appropriate party. Operations maintains a log of all proxy voting documentation received and the status thereof.

        Information regarding how we voted proxies relating to portfolio securities during the twelve-month period ended December 31, 2019 is available upon request by contacting us at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations.

Privacy Principles

        We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help investors understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Pursuant to our privacy policy, we will not disclose any non-public personal information concerning any of our stockholders who are individuals unless the disclosure meets certain permitted exceptions under Regulation S-P under the Gramm-Leach Bliley Act, as amended. We generally will not use or disclose any stockholder information for any purpose other than as required by law.

        We may collect non-public information about investors from our Subscription Agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the information that we collect from our stockholders or former stockholders, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to us and our stockholders.

        In order to guard our stockholders' non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law. Non-public personal information that we collect about our stockholders will generally be stored on secured servers. An individual stockholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.

        Pursuant to our privacy policy, we will provide a clear and conspicuous notice to each investor that details our privacy policies and procedures at the time of the investor's subscription.

Other

        We will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC.

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We and our Advisor have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. James Goldman currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act

        The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

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  pursuant to Rule 13a-14 under the Exchange Act, our President and Chief Financial Officer must certify the accuracy of the consolidated financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"), our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

  •
  pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Reporting Obligations

        We will furnish our stockholders with annual reports containing audited consolidated financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law. We are required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act. This information will be available on the SEC's website at http://www.sec.gov.

MANAGEMENT

        Our Board oversees our management. Our Board currently consists of seven members, five of whom are Independent Directors. Our Board elects our officers, who serve at the discretion of our Board until the next election of officers or until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement, disqualification or removal. The responsibilities of our Board include the quarterly valuation of our assets and the oversight of our investment activity, corporate governance activities and financing arrangements. Oversight of our investment activities extends to oversight of the risk management processes employed by our Advisor as part of its day-to-day management of our investment activities. Our Board anticipates reviewing risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of our Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of our Board's risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. However, our Board's oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

        Our Board has also established an Audit Committee, a nominating and corporate governance committee of our Board (the "Nominating and Corporate Governance Committee"), and a compensation committee of our Board (the "Compensation Committee") and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

        Our Board is presently composed of seven directors. Under our Certificate of Incorporation and Bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for a term expiring at the third succeeding annual meeting, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement, disqualification or removal.

Name	Age	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Interested Directors*
Jeffrey B. Hawkins	50	Director and Chairman of the Board	Class III Director since 2016; term expires 2022	Managing Director and Deputy Managing Partner of Bain Capital Credit, Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit (2007 – Present)	Chair of the Board of the Boston Public Library Fund (2014 – Present); Board Member of Dana Hall School (2014 – Present); Board Member of Buckingham, Browne and Nichols (2019 – Present); Board Member of Trinity College (2019 – Present)

Name	Age	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Michael A. Ewald	47	Director, President & Chief Executive Officer	Class II Director since 2016; term expires 2021	Managing Director, the head of the Private Credit Group and Portfolio Manager for the Middle Market Opportunities and Senior Direct Lending fund strategies of Bain Capital Credit (2008 – Present)	Board Member and Chair of the Board at Cradles To Crayons (2014 – 2017; 2017 – Present); Board Member of the Dana Farber Leadership Council (2008 – Present) and a Proprietor of the Boston Athenaeum (2002 – Present); Board Member of Rotorcraft Leasing Company, LLC (2012 – 2018), Frontier Tubular Solutions, LLC (2010 – 2018), Work N' Gear (2008 – 2017), Hamilton Specialty Bar (2008 – 2017) and Tenax Aerospace, LLC (2018 – Present)
Independent Directors
Amy Butte	52	Director	Class I Director since July 2019; term expires 2023	None
					Board Member of Tuscan Holdings Corp. (2019 – Present), Board Member and Audit Committee Chair of DigitalOcean (2018 – Present), Independent Director and Audit Committee Chair of BNP Paribas (2016 – Present) and Independent Trustee and Chair of Audit Committee of Fidelity Investments Strategic Advisers Funds (2011 – 2017)
David G. Fubini	66	Director and Chairman of the Nominating and Corporate Governance Committee	Class III Director since 2016; term expires 2022	Senior Lecturer in the Organizational Behavior Unit at Harvard Business School (2015 – Present)
					Board Member of Leidos (2013 – Present), Mitre Corporations (2014 – Present) and J.M. Huber Corporation (industrial products) (2017 – Present); a Trustee of the University of Massachusetts System (2013 – Present)
Thomas A. Hough	67	Director and Chairman of the Audit Committee	Class I Director since 2016; term expires 2023	Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc. (2001 – 2015)	Board Member of the National Kidney Foundation (2012 – Present)

Name	Age	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Jay Margolis	71	Director and Chairman of the Compensation Committee	Class II Director since 2016; term expires 2021	Chairman and CEO of Cache, Inc. (2013 – 2015)	Board Member of Boston Beer Company (NYSE:SAM) (2006 – 2017), NFP Off Broadway Theater Company (2015 – Present) and Lovepop (2019 – Present)
Clare S. Richer	61	Director	Class I Director since July 2019; term expires 2023	Chief Financial Officer of Putnam Investments (2008 – 2017)	Board Member of the State Street Global Advisors SPDR ETF Mutual Funds (2018 – Present), University of Notre Dame (2015 – Present) and Alzheimer's Association, MA /NH Chapter (2017 – Present)

*
Messrs. Hawkins and Ewald are each deemed to be an "interested person" of us under the 1940 Act because of their affiliations with our Advisor.

        The address for each of our directors is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116.

  Executive Officers Who Are Not Directors

Name	Age	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Sally F. Dornaus	46	Chief Financial Officer	Since 2016 (indefinite term)	Managing Director, Chief Finance Officer and a Risk & Oversight Committee member of Bain Capital Credit (2006 – Present)	N/A
James Goldman	44	Chief Compliance Officer	Since 2016 (indefinite term)	Senior Counsel and Head of Compliance – Capital Markets (2014 – Present) Senior Counsel of the U.S. Securities and Exchange Commission (2007 – 2014)	N/A
Michael J. Boyle	35	Vice President & Treasurer	Since 2018 (indefinite term)	Managing Director and Portfolio Manager, Private Credit Group (2007 – Present)	N/A
Michael Treisman	47	Vice President & Secretary	Since 2018 (indefinite term)	Managing Director, General Counsel and a Risk & Oversight Committee member of Bain Capital Credit (2015 – Present) General Counsel of Tiger Management L.L.C. (2008 – 2015)	Board Member of Skyline Champion Corporation (2018)

        The address for each executive officer is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116.

Biographical Information

Directors

        The Board has determined that each of the directors is qualified to serve as our director based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The Board has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. For the purposes of this presentation, our directors have been divided into two groups—Independent Directors and non-Independent Directors. Non-Independent Directors are "interested persons" as defined in the 1940 Act. In addition to not being an "interested person," as defined in the 1940 Act, of the Company, each Independent Director (1) meets the definition of "independent directors" under the corporate governance standards of the NYSE and (2) meets the independence requirements of Section 10A(m)(3) of the Exchange Act. Messrs. Hawkins and Ewald are each deemed to be an "interested person" of the Company and are each referred to as an "Interested Director."

Interested Directors

        Jeffrey B. Hawkins.    Mr. Hawkins has served on our Board since 2016 and is the Chairman of our Board. He is a Managing Director and Deputy Managing Partner, the Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit, an affiliate of the Company. As the Chief Operating Officer, he is responsible for the firm's business strategy and all non-investment activities. Previously, Mr. Hawkins was at Ropes & Gray, LLP working on securities law, mergers & acquisitions and collateralized debt funds. Mr. Hawkins received a J.D. from Harvard Law School and a B.A. Phi Beta Kappa from Trinity College.

        Michael A. Ewald.    Mr. Ewald has served on our Board since 2016. Mr. Ewald is President and Chief Executive Officer of the Company, serves on the Advisor's Credit Committee, and is a member of Bain Capital Credit's Credit Committee. He is a Managing Director, the head of the Private Credit Group and Portfolio Manager for Bain Capital Credit's Middle Market Opportunities and Senior Direct Lending fund strategies, each of which is an affiliate of the Company. Previously, Mr. Ewald was an Associate Consultant at Bain & Company for three years where he focused on strategy consulting to the Financial Services, Manufacturing and Consumer Products industries. Prior to that, he worked at Credit Suisse First Boston as an analyst in the Regulated Industries group. Mr. Ewald received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. magna cum laude from Tufts University.

Independent Directors

        Amy Butte.    Ms. Butte has served on our Board since July 2019. Ms. Butte is currently an independent director, audit committee chair and risk committee member for BNP Paribas USA, a board member of Tuscan Holdings Corp. and audit committee chair and board member for DigitalOcean. She is an advisor to the Long Term Stock Exchange and Carbon38. Ms. Butte also served as an independent trustee, and chair of the audit committee, for the Fidelity Investments Strategic Advisers Funds (2011 to 2017). She was the Founder of TILE Financial and SpendGrowGive (2008 to 2012), Chief Financial Officer of Man Financial (2006 to 2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004 to 2006). Prior to that, Ms. Butte was an Equity Research Analyst at Bear Stearns and Merrill Lynch. Ms. Butte received her M.B.A. from Harvard and her B.A. from Yale University.

        David G. Fubini.    Mr. Fubini has served on our Board since 2016. Mr. Fubini has served as a Senior Lecturer in the Organizational Behavior Unit at Harvard Business School since 2015. Previously, he was a Senior Partner of McKinsey & Company where he worked for over 34 years. He was McKinsey's Managing Director of the Boston office, and the past leader of the North American Organization Practice as well as the founder and leader of the firm's Worldwide Merger Integration Practice. During his tenure, Mr. Fubini led, and/or had been a member of, many firm personnel committees, as well as a participant in a wide cross-section of McKinsey's governance forums and committees. Prior to joining McKinsey, he was an initial member of a small group that became the McNeil Consumer Products Company of Johnson & Johnson and helped launch the Tylenol family of products into the over-the-counter consumer marketplace. Mr. Fubini graduated with a B.B.A. from University of Massachusetts, Amherst and an M.B.A. from Harvard Business School, both with distinction. He is currently a member of the board of directors for Leidos and Mitre Corporations and a Trustee of the University of Massachusetts System, and was formerly on the board of Compuware Corporation.

        Thomas A. Hough.    Mr. Hough has served on our Board since 2016 and serves as the Chairman of the Audit Committee. Mr. Hough was Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc., manufacturers and marketers of western boots, apparel and accessories headquartered in El Paso, TX, from October 2001 until retiring in July 2015. Mr. Hough's direct responsibilities in such positions included accounting, finance, credit and collections, treasury, human resources, information technology, legal, and real estate. Prior to that, he worked primarily as a CFO for a number of companies including Vectrix Business Solutions, Inc., Jamba Juice Company, Chief Auto Parts, Inc., Roy Rogers Restaurants, and Peoples Drug Stores, Inc. Mr. Hough previously worked at Deloitte & Touche for thirteen years where he performed primarily audit services. Mr. Hough received a B.A. in administrative studies from Rowan University and subsequently received his certification as a CPA. He is currently on the board of the National Kidney Foundation.

        Jay Margolis.    Mr. Margolis has served on our Board since 2016. Mr. Margolis has significant knowledge and experience in consumer products retailing, merchandising, consumer insights, strategic planning, and corporate governance. He previously served as the Chairman and CEO of Cache, Inc., a publicly-held specialty chain of women's apparel stores headquartered in New York, from 2013 until it filed for bankruptcy in February 2015. Previously, he was the Chairman of Intuit Consulting LLC, a consulting firm specializing in retail, fashion, and consumer products. Prior to his time with Intuit, Mr. Margolis served as the President and CEO of Apparel Group of Limited Brands Corporation where he oversaw operations of Limited Brands' Apparel Division. Before assuming that position, he had been President and Chief Operating Officer of Massachusetts-based Reebok International. Mr. Margolis also has held executive positions at Esprit de Corp USA, Tommy Hilfiger Inc., and Liz Claiborne, Inc. He received a B.A. from Queens College, a part of The City University of New York. Mr. Margolis currently serves as an active board member at Lovepop and NFP Off Broadway Theater Company. He had previously served on the boards of Boston Beer Company, Godiva Chocolatier, Inc. and Burlington Coat Factory.

        Clare S. Richer.    Ms. Richer has served on our Board since July 2019. Ms. Richer is a sitting director of State Street Global Advisors SPDR ETF Mutual Funds. She is also a trustee of the University of Notre Dame and a member of such board's compensation, investment, finance, and audit committees. Ms. Richer serves on the board of the Alzheimer's Association, MA/NH chapter. From 2008 to 2017, she was the Chief Financial Officer of Putnam Investments. Prior to joining Putnam Investments, Ms. Richer held multiple Finance, Operations, and P&L leadership roles during her 25-year tenure at Fidelity Investments culminating in her appointment as Chief Financial Officer and member of the Management Committee. Prior to 1983, she was a senior auditor at Arthur Andersen & Company. Ms. Richer graduated from the University of Notre Dame and holds a B.B.A. in Business Administration.

Executive Officers Who Are Not Directors

        Sally F. Dornaus.    Ms. Dornaus has served as our Chief Financial Officer since 2016. She is a Managing Director, the Chief Financial Officer and a Risk & Oversight Committee member of Bain Capital Credit. Previously, Ms. Dornaus was a Senior Manager at PricewaterhouseCoopers in their Investment Management practice focusing on alternative investment products. Ms. Dornaus received an M.S./M.B.A from Northeastern University and a B.A. from Brandeis University. Ms. Dornaus is a Certified Public Accountant

        James Goldman.    Mr. Goldman has served as our Chief Compliance Officer since 2016. He is Head of Compliance—Capital Markets responsible for providing compliance support to Bain Capital Credit and Bain Capital Public Equity. Previously, Mr. Goldman served as Senior Counsel in the Enforcement Division of the U.S. Securities and Exchange Commission and as an attorney at the law firm of WilmerHale. Mr. Goldman received a J.D. magna cum laude from Boston College Law School and a B.A. magna cum laude in History from Harvard University. Mr. Goldman is admitted to the bar of Massachusetts.

        Michael J. Boyle.    Mr. Boyle has served as our Vice President and Treasurer since 2018. He is a Managing Director and Portfolio Manager in the Private Credit Group. Prior to his current role, Mr. Boyle focused on market analytics and fund structure as a member of Bain Capital Credit's Finance team. Mr. Boyle received a B.S. from Boston College.

        Michael Treisman.    Mr. Treisman has served as our Vice President and Secretary since 2018. He is a Managing Director and the General Counsel and a member of the Risk & Oversight Committee of Bain Capital Credit, based in Bain Capital Credit's London office. Previously, Mr. Treisman was the General Counsel of Tiger Management L.L.C. Prior to that, Mr. Treisman was the General Counsel of Citi Infrastructure Investors and Associate General Counsel of Citi Alternative Investments at Citigroup. Mr. Treisman received a J.D. from Duke University School of Law and a B.A. from the University of Pennsylvania.

Board of Directors Leadership Structure

        Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Advisor and executive officers, reviews and monitors the services and activities performed by our Advisor and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

        Under our Bylaws, our Board elects one of its members to be Chairman of the Board, who presides over meetings of our Board, acts as chairman of meetings of our stockholders and to perform such other duties as may be assigned to him by our Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.

        Presently, Jeffrey B. Hawkins serves as the Chairman of the Board. Mr. Hawkins is an "interested person" as defined in Section 2(a)(19) of the 1940 Act and a non-Independent Director. We believe that Mr. Hawkins' extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chairman of the Board. We believe that we are best served through this existing leadership structure, as Mr. Hawkins' relationship with our Advisor provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.

        Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of non-Independent Directors and management, the establishment of Audit, Nominating and Corporate Governance and Compensation Committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of non-Independent Directors and other members of management, for administering our compliance policies and procedures.

        We recognize that different board of directors' leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

        Our Board had eight meetings in 2019. During 2019, all directors attended at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve.

Committees of the Board of Directors

        An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our Board. All directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

        The Audit Committee is currently composed of Ms. Butte, Mr. Fubini, Mr. Hough, Mr. Margolis and Ms. Richer, all of whom are not considered "interested persons" of us, as that term is defined in Section 2(a)(19) of the 1940 Act, and meet the independence requirements of Rule 10A(m)(3) of the Exchange Act. Mr. Hough serves as Chairman of the Audit Committee. Our Board has determined that Mr. Hough is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Securities Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee's responsibilities include, among other things, establishing guidelines and making recommendations to the Board regarding the fair valuation of our debt and equity investments that are not publicly traded or for which current market values are not readily available, selecting our independent registered public accounting firm and overseeing its work, reviewing with such independent registered public accounting firm the planning, scope and results of the audit of our financial statements, pre-approving the fees for services performed by such independent registered public accounting firm, reviewing with the independent registered public accounting firm the adequacy of our internal control systems, reviewing and discussing with management and the independent accountants the annual audited and quarterly financial statements, overseeing internal accounting staff and periodic filings, receiving and reviewing audit reports and monitoring our legal, ethical and regulatory compliance with a focus on matters impacting the financial statements. The Audit Committee's charter is available on our website.

        The Audit Committee held four meetings in 2019.

Nominating and Corporate Governance Committee

        The members of the Nominating and Corporate Governance Committee are Ms. Butte, Mr. Fubini, Mr. Hough, Mr. Margolis and Ms. Richer, all of whom are not considered "interested persons" of us, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Fubini serves as

Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The Nominating and Corporate Governance Committee's responsibilities include, among other things (i) identifying, selecting, researching and nominating qualified nominees for approval by the Board and, if applicable, election by the Company's stockholders at each annual stockholder meeting, (ii) selecting qualified nominees to fill any vacancies on the Board or a committee of the Board, (iii) developing and recommending to the Board a set of corporate governance principles applicable to the Company, (iv) overseeing the evaluation of the Board and management and (v) undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our Bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our Secretary at the Company, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our Bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation or employment during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of common stock owned, if any; and a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

        The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and our stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the Board and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

        The Nominating and Corporate Governance Committee also evaluates candidates proposed by stockholders using the factors described above. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, ethnic background, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The

Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of directors that best serves our needs and the interests of our stockholders. The Nominating and Governance Committee's charter is available on our website.

        The Nominating and Governance Committee held six meetings in 2019.

Compensation Committee

        The members of our Compensation Committee are Ms. Butte, Mr. Fubini, Mr. Hough, Mr. Margolis and Ms. Richer, all of whom are not considered "interested persons" of us, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Margolis serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation paid directly, if any, by the Company to the Company's chief executive officer and any other executive officers of the Company. The Compensation Committee also assists the Board with matters related to compensation generally. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices. The Compensation Committee's charter is available on our website.

        The Nominating and Governance Committee held one meeting in 2019.

Compensation of Executive Officers

        We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Advisor or its affiliates or by subcontractors, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is an employee of our Advisor or its affiliates. Our day-to-day investment operations are managed by our Advisor. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Advisor or its affiliates or by subcontractors.

        None of our officers receives direct compensation from us. We have agreed to reimburse our Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer, and any of their respective staff who provide services to us, operations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. In addition, to the extent that our Administrator outsources any of its functions, including to a sub-administrator, we will pay the fees associated with such functions at cost. We will agree to reimburse our Administrator for our allocable portion of the compensation of any personnel that it provides for our use.

Compensation of Directors

        Each of our Independent Directors receives an annual fee of $125,000. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $1,500 for each special meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an additional annual fee of $10,000. The Board, as a whole, participates in the consideration of Independent Director compensation, and decisions on Independent Director compensation are based on, among other things, a review of data of comparable business development companies. We have obtained directors' and officers' liability insurance on behalf of our directors and officers.

        No compensation is paid to directors who are "interested persons" of us, as such term is defined in Section 2(a)(19) of the 1940 Act. We have obtained directors' and officers' liability insurance on behalf of our directors and officers.

        The following table shows information regarding the compensation earned by the directors for the fiscal year ended December 31, 2019.

Name of Director	Aggregate Compensation From the Company(4)
Independent Directors
Amy Butte	$60,983
David G. Fubini(1)	$136,293
Thomas A. Hough(2)	$152,296
Jay Margolis	$135,662
Clare S. Richer	$60,322
Interested Directors(3)
Michael A. Ewald	$—
Jeffrey B. Hawkins	$—

(1)
Includes compensation as Chairman of the Nominating and Corporate Governance Committee.

(2)
Includes compensation as Chairman of the Audit Committee.

(3)
Mr. Ewald and Mr. Hawkins are each an "interested person" and, as such, receive no compensation from us for their service as directors.

(4)
Figure includes amount of reasonable out-of-pocket expenses reimbursed to the Director during the period. We are not part of a family of investment companies, and our directors do not serve on the board of any other registered investment company or business development company in a complex or family with us or receive compensation from any such companies. We did not award any portion of the fees earned by the directors in stock or options during the year ended December 31, 2019. We did not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from us.

Beneficial Ownership of Directors

        The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2019. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)(3)
Independent Directors
Amy Butte	$1 - $10,000
David A. Fubini	None
Thomas A. Hough	$1 - $10,000
Jay Margolis	$10,001 - $50,000
Clare S. Richer	$1 - $10,000
Interested Directors
Michael A. Ewald	$50,001 - $100,000
Jeffrey B. Hawkins	$10,001 - $50,000

(1)
Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 -$100,000, or over $100,000.

(2)
Dollar ranges were determined using the number of shares beneficially owned as of December 31, 2019 multiplied by our NAV per share as of December 31, 2019.

(3)
We are not part of a family of investment companies, and our directors do not serve on the board of any other registered investment company or business development company in a complex or family with us or own equity securities of any such companies.

Credit Committee

        Our investments require approval from at least the Private Credit Investment Committee, which includes three managing directors in the Private Credit Group: Michael Ewald, Michael Boyle and Carolyn Hastings. Depending on certain thresholds, approval may also be required from Bain Capital Credit's Credit Committee, which includes Michael Ewald, Carolyn Hastings and additional senior Managing Directors across other Bain Capital Credit disciplines. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on Bain Capital Credit's Credit Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a broad range of applicable perspectives in the evaluation of each investment opportunity. The biographies for the members of the Private Credit Investment Committee and Bain Capital Credit's Credit Committee who are not executive officers or directors of the Company are included below.

        Jonathan S. Lavine.    Mr. Lavine founded Bain Capital Credit, formerly known as Sankaty Advisors, in 1998 having joined Bain Capital in 1993. He is Co-Managing Partner of Bain Capital and, since inception, Chief Investment Officer of Bain Capital Credit and its related funds. He is a member of Bain Capital Credit's Credit Committee and Risk & Oversight Committee and has overall responsibility for the firm's investment strategy, management and risk. Before the formation of Bain Capital Credit, Mr. Lavine worked in Bain Capital's private equity business. Prior to joining Bain Capital, Mr. Lavine was a consultant at McKinsey & Company. He began his career at Drexel Burnham Lambert in the Mergers & Acquisitions Department. Mr. Lavine graduated from Columbia

College, Phi Beta Kappa and Magna Cum Laude, and holds an M.B.A. with distinction from Harvard Business School. He is Co-Chair of the City Year Board of Trustees and is Co-Chair of the Board of Trustees of Columbia University. He was the 2017 recipient of Columbia University's Alexander Hamilton Medal, the highest honor awarded to a member of the college community for distinguished service. He is a past recipient of Columbia's John Jay Award for professional achievement, Columbia's David Truman Award for outstanding contribution to academic affairs, the Dean's Leadership Award for the Class of 1988 25th Reunion, Columbia/Barnard Hillel's Seixas Award, Voices for National Services Citizen Service Award and the New England Anti-Defamation League's Distinguished Community Service Award. In 2016, Mr. Lavine was appointed a Member of the United States Holocaust Memorial Museum Council by President Obama.

        Alon Avner.    Mr. Avner joined Bain Capital Credit in 2006. He has been the Head of Bain Capital Credit Europe since 2009, is a Managing Director in Distressed and Special Situations and is a member of Bain Capital Credit's Credit Committee. Between 2006 and 2009, Mr. Avner was responsible for Bain Capital Credit's European Telecom and Media investments. Previously, Mr. Avner was a Manager at Bain & Company where he focused on private equity as well as the media and telecoms sectors. In addition, he worked in operations and marketing roles at Comverse Technology and Creo/Scitex. Mr. Avner received an M.B.A. from INSEAD and a B.Sc. in Industrial Engineering from Tel Aviv University.

        Michael A. Ewald.    See biographical information for Mr. Ewald under "Interested Directors" above.

        Michael J. Boyle.    See biographical information for Mr. Boyle under "Executive Officers Who Are Not Directors" above.

        Carolyn Hastings.    Ms. Hastings joined Bain Capital Credit in 2008. She is a Managing Director in the Private Credit Group based in Bain Capital Credit's Boston office and a Credit Committee member. Previously, Ms. Hastings was an Associate at Thomas H. Lee Partners and an analyst in the Healthcare Group in the Investment Banking Division of Goldman Sachs & Co. Ms. Hastings received an M.B.A. from Harvard Business School, a B.S.Ec. from the Wharton School at the University of Pennsylvania and a B.A. from the University of Pennsylvania.

        Viva Hyatt.    Ms. Hyatt joined Bain Capital Credit in 2002. She is a Managing Director, head of the US Industry Research team and a member of Bain Capital Credit's Credit Committee. She is also responsible for investments in the Construction, Industrial and Packaging sectors. Previously, Ms. Hyatt was a Project Leader at The Boston Consulting Group and has also worked for Arthur Andersen. Ms. Hyatt received an M.B.A. from The Wharton School at the University of Pennsylvania and a B.S. from the University of Illinois at Urbana-Champaign.

        Chris Linneman.    Mr. Linneman joined Bain Capital Credit in 2015. He is a Managing Director and head of Bain Capital Credit's New York office and a member of Bain Capital Credit's Credit Committee. Previously, he ran the J.P. Morgan Mezzanine business as part of the J.P. Morgan Global Special Opportunities Group, a multi-billion dollar private investment business. Prior to that, he was Co-Head of Syndicated and Leveraged Finance at J.P. Morgan. Mr. Linneman received a J.D. and M.B.A. from Columbia University and a B.S.E. from Princeton University.

        Jeff Robinson.    Mr. Robinson joined Bain Capital Credit in 2002. He is a Managing Director, Head of the Distressed and Special Situations Group, the Portfolio Manager of the firm's Distressed and Special Situations funds and a member of Bain Capital Credit's Credit Committee. Prior to his current role, he covered the Metals & Mining and Gaming & Leisure sectors and also led several of Bain Capital Credit's large portfolio purchases. Previously, he was a Senior Manager of Corporate Development at RSA Security where he led the strategic planning efforts of the company. Before RSA,

Mr. Robinson was a Senior Consultant at Strategic Decisions Group where he led case teams in the Private Equity, Energy, Insurance and Industrial Goods industries. Mr. Robinson received an M.B.A. from the Fuqua School of Business at Duke University and a B.S. from Cornell University.

        John Wright.    Mr. Wright joined Bain Capital Credit in 2000. He is a Managing Director, a member of Bain Capital Credit's Credit Committee, the head of Bain Capital Credit's CLO/Structured Products Business, and the Portfolio Manager for Bain Capital Structured Credit Fund. His team is responsible for originating, structuring and managing Bain Capital Credit's CLOs, as well as investments in structured products. Previously, he worked at Evergreen Investments focusing on fixed income mutual funds. Mr. Wright received a B.A. from Tufts University.

        Bain Capital Credit's Credit Committee members do not receive any direct compensation from us for serving in such capacity and the members of Bain Capital Credit's Credit Committee will receive no separate compensation from us or Bain Capital Credit for serving on Bain Capital Credit's Credit Committee.

        Michael A. Ewald and Michael J. Boyle are our portfolio managers who are primarily responsible for the day-to-day management of our portfolio. The table below shows the dollar range of shares of common stock beneficially owned by such portfolio managers as of December 31, 2019.

Name of Portfolio Managers	Dollar Range of Equity Securities in the Company(1)(2)
Michael A. Ewald	$100,001 - $500,000
Michael J. Boyle	$100,001 - $500,000

(1)
Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 -$100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

(2)
Dollar ranges were determined using the number of shares beneficially owned as of December 31, 2019 multiplied by our NAV per share as of December 31, 2019.

        As of December 31, 2019, Messrs. Ewald and Boyle are primarily responsible for the day-to-day management of 5 pooled investment vehicles with a total of approximately $2.6 billion in AUM and 5 other accounts with a total of approximately $1.5 billion in AUM.

MANAGEMENT AGREEMENTS

Our Investment Advisor

        Our Advisor has been registered as an investment adviser with the SEC since 2016 and is a subsidiary of Bain Capital Credit. Subject to the supervision of our Board, a majority of which is comprised of Independent Directors, our Advisor manages our day-to-day operations and provides us with investment advisory and management services. Certain personnel of Bain Capital Credit conduct activities on our behalf directly through, and under the supervision of, our Advisor. Our Advisor's services under the Investment Advisory Agreement are not exclusive. Pursuant to a Resource Sharing Agreement between Bain Capital Credit and our Advisor, Bain Capital Credit has agreed to provide our Advisor with the resources to fulfill its obligations under the Investment Advisory Agreement, including staffing by experienced investment professionals and access to the senior investment personnel of Bain Capital Credit, including a commitment by each member of Bain Capital Credit's Credit Committee to serve in such capacity. These personnel services will be provided under the Resource Sharing Agreement on a direct cost reimbursement basis to our Advisor. See "—Resource Sharing Agreement."

Investment Advisory Agreement and Administration Agreement

        Our investment activities are managed by our Advisor. Under the terms of the Investment Advisory Agreement, our Advisor (i) determines the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments that we make (including performing due diligence on prospective portfolio companies); (iii) executes, closes, services and monitors our investments; (iv) determines the securities and other assets that we will purchase, retain or sell; and (v) provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds. Subject to compliance with our Certificate of Incorporation and Bylaws, applicable law and published SEC guidance, nothing contained in the Investment Advisory Agreement will in any way preclude, restrict or limit the activities of our Advisor or any of its respective subsidiaries or affiliated parties.

        Pursuant to the Investment Advisory Agreement, we pay our Advisor a fee for its services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by our stockholders. Prior to the completion of this offering, a different fee structure was in effect under the Investment Advisory Agreement.

Base Management Fee

        The base management fee is calculated at an annual rate of 1.5% of our gross assets, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during a calendar quarter. The base management fee for any partial month or quarter is appropriately pro-rated. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within one year of purchase of such instrument by the Company. Effective February 1, 2019, the base management fee has been revised to a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company's gross assets

(excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company's asset coverage ratio below 200%.

        The Advisor contractually waived its right to receive the base management fee in excess of 0.75% of the aggregate gross assets excluding cash (including capital drawn to pay the Company's expenses) during any period prior to the IPO. Additionally, for the period from the date of the IPO through December 31, 2018, the Advisor voluntarily waived its right to receive the base management fee in excess of 0.75%. The Advisor was not permitted to recoup any waived amounts. In certain previous filings, management fees were presented on a net basis.

Incentive Fee

        We have also agreed to pay our Advisor an incentive fee. The incentive fee consists of two parts—an incentive fee based on income and an incentive fee based on capital gains—which are described in more detail below.

        The first part, the income incentive fee, is calculated and payable quarterly in arrears and will be determined as follows: (i) no incentive fee based on income is payable to the Advisor for any calendar quarter for which there is no Excess Income Amount; (ii) 100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which we refer to as the "Catch-up Amount," determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and (iii) 17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount, subject to the Incentive Fee Cap as described herein.

        The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year, and equals 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees ("Cumulative Capital Gains").

Incentive Fee on Pre-Incentive Fee Net Investment Income

        On October 11, 2018, our Board approved an amended and restated Investment Advisory Agreement. Our amended and restated Investment Advisory Agreement is substantially the same as the Investment Advisory Agreement that was in place prior to that date except that beginning with the calendar quarter that commenced on January 1, 2019, the incentive fee based on income is calculated and payable quarterly in arrears based on the aggregate pre-incentive fee net investment income in respect of the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commences on or after January 1, 2019 (or the appropriate portion thereof in the case of any of our first eleven calendar quarters that commenced on or after January 1, 2019) (in either case, the "Trailing Twelve Quarters"). We refer to such calculation as the "Three-year Lookback." The Three-year Lookback will not result in higher fees (on a cumulative basis) payable to our Advisor than the contractual fees payable to our Advisor based on the calculation methodology that existed prior to the amendment to the Investment Advisory Agreement (excluding current voluntary fee waivers).

        Pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters is compared to a "Hurdle Amount" equal to the product of (i) the hurdle rate of 1.5% per quarter (6% annualized) and (ii) the sum of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Hurdle Amount is calculated after making appropriate adjustments to our NAV at the beginning of each applicable calendar quarter for our subscriptions (which shall include all issuances by us of shares of our common stock, including issuances pursuant to our DRIP) and distributions during the applicable calendar quarter.

        For the portion of the incentive fee based on income, subject to the Incentive Fee Cap (as defined below), we pay our Advisor a quarterly incentive fee based on the amount by which (A) aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters exceeds (B) the Hurdle Amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the "Excess Income Amount." The incentive fee based on income that is paid to our Advisor in respect of a particular calendar quarter will equal the Excess Income Amount less the aggregate incentive fees based on income that were paid to our Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

        The incentive fee based on income for each quarter is determined as follows:

  •
  No incentive fee based on income is payable to our Advisor for any calendar quarter for which there is no Excess Income Amount;

  •
  100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which we refer to as the "Catch-up Amount," determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and

  •
  17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

With respect to any calendar quarter, the incentive fee based on income is subject to the Incentive Fee Cap. The Incentive Fee Cap in respect of any calendar quarter is an amount equal to 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters less the aggregate incentive fees based on income that were paid to our Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. In the event the Incentive Fee Cap is less than the amount of incentive fee based on income that would otherwise be payable, the amount of incentive fee based on income shall be reduced to an amount equal to the Incentive Fee Cap.

        "Cumulative Net Return" during the relevant Trailing Twelve Quarters means (x) the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters less (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we will pay no incentive fee based on income to our Advisor in respect of that quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on income that is payable to our Advisor for such quarter calculated as described above, we will pay an incentive fee based on income to our Advisor equal to the Incentive Fee Cap in respect of such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on income that is payable to our Advisor for such quarter calculated as described above, we will pay an incentive fee based on income to our Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

        "Net Capital Loss" in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.

Incentive Fee on Capital Gains

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 17.5% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

        In calculating the capital gains incentive fee payable to our Advisor, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For the purpose of the immediately preceding sentence, (a) cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the cost of such investment, (b) cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment and (c) aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the cost of such investment.

Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Related Portion of Incentive Fee under Current Amended and Restated Investment Advisory Agreement:(*)

  Alternative 1—Three Quarters under Proposed Amended and Restated Investment Advisory Agreement in which Pre-Incentive Fee Net Investment Income Exceeds the Hurdle Amount and Catch-up Amount

  Assumptions

    Stable net asset value (NAV) of $100 million across all quarters

    Investment income for each of the quarters (including interest, dividends, fees, etc.) = 4.5275%
    Hurdle rate(1) = 1.5%
    Management fee(1) = 0.375%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525%

    Pre-incentive fee net investment income for each quarter
    (investment income – (management fee + other expenses)) = 4.0%

    Realized capital gains of 1% each quarter

    Assumes no other quarters in the applicable Trailing Twelve Quarters

  Incentive fee for first quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $4,000,000
    Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000
    Excess Income Amount = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters – Hurdle Amount = $4,000,000 – $1,500,000 = $2,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $1,500,000 (the Hurdle Amount) but less than 1.8182% × Q1 NAV, or $1,818,200. This Catch-up Fee Amount equals $318,200

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($4,000,000 – $1,818,200) = $381,815

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $700,015
    No income incentive fee previously paid during the Trailing Twelve Quarters

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

    Cumulative Net Return = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the relevant Trailing Twelve Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Incentive fee for second quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $4,000,000 + $4,000,000 = $8,000,000 Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2) – Hurdle Amount = $8,000,000 – $3,000,000 = $5,000,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $3,000,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or $3,636,400. This Catch-up Fee Amount equals $636,400

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($8,000,000 – $3,636,400) = $763,630

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $1,400,030

    $700,015 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q2 = income incentive fee payment – amount previously paid = $700,015

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters
    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the relevant Trailing Twelve Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Incentive fee for third quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $4,000,000 + $4,000,000 + $4,000,000 = $12,000,000

    Hurdle Amount = (Q1 NAV + Q2 NAV + Q3 NAV) × 1.5% = $300,000,000 × 0.015 = $4,500,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1, Q2 and Q3) – Hurdle Amount = $12,000,000 – $4,500,000 = $7,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $4,500,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV + Q3 NAV), or $5,454,600. This Catch-up Fee Amount equals $954,600

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($12,000,000 – $5,454,600) = $1,145,445

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $2,100,045
    $1,400,030 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q3 = income incentive fee payment – amount previously paid = $700,015

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters – Net Capital Loss in respect of the relevant Trailing Twelve Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Alternative 2—Three Quarters under Proposed Amended and Restated Investment Advisory Agreement, in which Pre-Incentive Fee Net Investment Income does not meet the Hurdle Amount for one Quarter

  Assumptions

    Stable NAV of $100 million across all quarters

    Investment income for Q1 (including interest, dividends, fees, etc.) = 0.5275%

    Investment income for Q2 (including interest, dividends, fees, etc.) = 4.0275%

    Investment income for Q3 (including interest, dividends, fees, etc.) = 5.0275%

    Hurdle rate(1) = 1.5%
    Management fee(1) = 0.375%

    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525% for each quarter

    Pre-incentive fee net investment income for Q1
    (investment income – (management fee + other expenses)) = 0.0%

    Pre-incentive fee net investment income for Q2
    (investment income – (management fee + other expenses)) = 3.5%

    Pre-incentive fee net investment income for Q3
    (investment income – (management fee + other expenses)) = 4.5%

    Realized capital gains of 1% each quarter

    Assumes no other quarters in the applicable Trailing Twelve Quarters

  Incentive fee for first quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $0

    Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000

    Aggregate pre-incentive fee net investment income < Hurdle Amount. Therefore, no income incentive fee is payable for the quarter

  Incentive fee for second quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $0 + $3,500,000 = $3,500,000

    Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

    Excess Income Amount = (aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2)) – Hurdle Amount – $3,500,000 – $3,000,000 = $500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $3,000,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or $3,636,400. This Catch-up Fee Amount equals $3,500,000 – $3,000,000, or $500,000

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters < the Catch-up Amount

    Income incentive fee payment = $500,000
    $0 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q2 = income incentive fee payment – amount previously paid = $500,000

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters – Net Capital Loss in respect of the Trailing Twelve Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Incentive fee for third quarter

    Aggregate pre-incentive fee net investment income = $0 + $3,500,000 + $4,500,000 = $8,000,000

    Hurdle Amount = (Q1 NAV + Q2 NAV +Q3 NAV) × 1.5% = $300,000,000 × 0.015 = $4,500,000

    Excess Income Amount = (aggregate pre-incentive fee net investment income for Q1, Q2 and Q3) – Hurdle Amount = $8,000,000 – $4,500,000 = $3,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $4,500,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV + Q3 NAV), or $5,454,600. This Catch-up Fee Amount equals $954,600

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($8,000,000 – $5,454,600) = $445,445

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $1,400,045
    $500,000 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q3 = income incentive fee payment – amount previously paid = $900,045

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve Quarters

    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters – Net Capital Loss in respect of the Trailing Twelve Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Alternative 3—Three Quarters under Current Amended and Restated Investment Advisory Agreement in which Pre-Incentive Fee Net Investment Income Exceeds the Hurdle Rate with Net Capital Losses

  Assumptions

    Stable NAV of $100 million across all quarters

    Investment income for each of the quarters (including interest, dividends, fees, etc.) = 4.5275%

    Hurdle rate(1) =1.5%
    Management fee(1) = 0.375%

    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525%

    Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 4.0%

    Unrealized capital losses of 1% each of Q1 and Q2 and a 3% unrealized loss in Q3

    Assumes no other quarters in the applicable Trailing Twelve Quarters

  Incentive fee for first quarter

    Aggregate pre-incentive fee net investment income = $4,000,000
    Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters – Hurdle Amount = $4,000,000 – $1,500,000 = $2,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $1,500,000 (the Hurdle Amount) but less than 1.8182% × Q1 NAV, or $1,818,200. This Catch-up Fee Amount equals $318,200

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($4,000,000 – $1,818,200) = $381,815

    Catch-Up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $700,015 No income incentive fee previously paid during the Trailing Twelve Quarters

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the Trailing Twelve Quarters Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters – Net Capital Loss during the relevant Trailing Twelve Quarters

    Net Capital Loss = $1,000,000
    Cumulative Net Return = $4,000,000 – $1,000,000 = $3,000,000

    Therefore Incentive Fee Cap = 17.5% × $3,000,000 = $525,000. Since the Incentive Fee Cap ($525,000) is less than the income incentive fee ($700,015), the Incentive Fee Cap is applied and a $525,000 income incentive fee is paid for the quarter

  Incentive fee for second quarter

    Aggregate pre-incentive fee net investment income = $4,000,000 + $4,000,000 = $8,000,000
    Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2) – Hurdle Amount = $8,000,000 – $3,000,000 = $5,000,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $3,000,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or $3,636,400. This Catch-up Fee Amount equals $636,400

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($8,000,000 – $3,636,400) = $763,630

    Catch-Up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $1,400,030
    $525,000 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q2 = income incentive fee payment – amount previously paid = $875,030

    Incentive Fee Cap = 17.5% of Cumulative Net Return for the Trailing Twelve Quarters – income incentive fees previously paid for the Trailing Twelve Quarters

    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters – Net Capital Loss in respect of the Trailing Twelve Quarters

    Net Capital Loss = $2,000,000
    Cumulative Net Return = $8,000,000 – $2,000,000 = $6,000,000

    Therefore Incentive Fee Cap = (17.5% × $6,000,000) – $525,000 = $525,000. Since the Incentive Fee Cap ($525,000) is less than the income incentive fee ($875,030), the Incentive Fee Cap is applied and a $525,000 income incentive fee is paid for the quarter

  Incentive fee for third quarter

    Aggregate pre-incentive fee net investment income = $4,000,000 + $4,000,000 + $4,000,000 = $12,000,000

    Hurdle Amount = (Q1 NAV + Q2 NAV + Q3 NAV) × 1.5% = $300,000,000 × 0.015 = $4,500,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1, Q2 and Q3) – Hurdle Amount = $12,000,000 – $4,500,000 = $7,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $4,500,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV + Q3 NAV), or $5,454,600. This Catch-up Fee Amount equals $954,600

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($12,000,000 – $5,454,600) = $1,145,445

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $2,100,045 $1,050,000 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q3 = income incentive fee payment – amount previously paid = $1,050,045

    Incentive Fee Cap = 17.5% of Cumulative Net Return for the Trailing Twelve Quarters – income incentive fees previously paid for the Trailing Twelve Quarters

    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the Trailing Twelve Quarters

    Net Capital Loss = $5,000,000 Cumulative Net Return = $12,000,000 – $5,000,000 = $7,000,000

    Therefore Incentive Fee Cap = (17.5% × $7,000,000) – $1,050,000 previously paid during the Trailing Twelve Quarters = $175,000. Since the Incentive Fee Cap ($175,000) is less than the income incentive fee ($1,050,045), the Incentive Fee Cap is applied and a $175,000 income incentive fee is paid for the quarter

(*)
The hypothetical amount of each of management fees, other expenses, pre-incentive fee net investment income and realized capital gains or losses shown is based on a percentage of total net assets.

(1)
Represents 6.0% annualized hurdle rate and 1.5% annualized management fee.

(2)
Excludes organizational and offering expenses.

  Example 2: Capital Gains Portion of Incentive Fee:

  Assumptions

Year 1:	$25.0 million investment made in Company A ("Investment A"), $35.0 million investment made in Company B ("Investment B") and $30.0 million investment made in Company C ("Investment C")
Year 2:	Investment A sold for $35.0 million, fair value of Investment B determined to be $30.0 million and fair value of Investment C determined to be $32.0 million
Year 3:	Fair value of Investment B determined to be $34.0 million and Investment C sold for $35.0 million
Year 4:	Fair value of Investment B determined to be $45.0 million

  Determination of incentive fee based on capital gains
  The incentive fee based on capital gains, if any, would be:

Year 1:	None
Year 2:	$0.875 million

The portion of the incentive fee based on capital gains equals (A) 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus (B) the aggregate amount of any previously paid capital gain incentive. Therefore, using the assumptions above, the incentive fee based on capital gains equals (A) 17.5% × ($10.0 million – $5.0 million) minus (B) $0. Therefore, the incentive fee based on capital gains equals $0.875 million.
Year 3:	$1.575 million, which is calculated as follows:
The incentive fee based on capital gains equals (A) 17.5% × ($15.0 million-$1.0 million) minus (B) $0.875 million. Therefore, the incentive fee based on capital gains equals $1.575 million.
Year 4:	$0.175 million, which is calculated as follows:
The incentive fee based on capital gains equals (x) (A) 17.5% × ($15.0 million-$0.0 million) minus (B) $2.45 million. Therefore, the incentive fee based on capital gains equals $0.175 million.

        Our Board will monitor the mix and performance of our investments over time and will seek to satisfy itself that our Advisor is acting in our interests and that our fee structure appropriately incentivizes our Advisor to do so. We have also entered into an Administration Agreement with the Administrator, pursuant to which the Administrator provides the administrative services necessary for us to operate, and provides us with office facilities, equipment and clerical, bookkeeping and recordkeeping services. Pursuant to the Administration Agreement, the Administrator has agreed to be responsible for the financial and other records that we are required to maintain and to prepare reports to our stockholders and reports and other materials filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. We reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. Our allocable portion of overhead is determined by the Administrator, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to our business and affairs, and is subject to oversight by the Board. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. We incurred expenses related to the sub-administrator of $$0.6 million and $0.8 million for the years ended December 31, 2019 and 2018, respectively, which is included in professional fees on the consolidated statement of operations. BCSF Advisors does not intend to waive its right to be reimbursed for certain expenses payable by us under the Administration Agreement other than in the event that any such reimbursements would cause any distributions to our stockholders to constitute a return of capital. See "Fees and Expenses." In addition, BCSF Advisors is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and we reimburse the expenses of these parties incurred and paid by BCSF Advisors on our behalf.

        Both the Investment Advisory Agreement and the Administration Agreement have been approved by the Board. Unless earlier terminated as described below, both the Investment Advisory Agreement and the Administration Agreement will remain in effect from year to year if approved annually by (i) the vote of our Board, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our Independent Directors. The Investment Advisory Agreement and the Administration Agreement will automatically terminate in the event of assignment. Both the Investment Advisory Agreement and the Administration Agreement may be terminated by either party without penalty upon not less than 60 days' written notice to the other. Upon termination of the Investment Advisory Agreement, we would be required to change our name which may have a material adverse impact on our operations.

Limitation of Liability

        The Investment Advisory Agreement provides that our Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Advisor, including without limitation our Administrator) will not be liable to us for any action taken or omitted to be taken by our Advisor in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, except a loss resulting from our Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by our Advisor of its obligations and duties under the Investment Advisory Agreement.

        The Administration Agreement provides that the Administrator (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator, including without limitation its member) shall not be liable to us for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under the agreement or otherwise as our administrator, except a loss resulting from the Administrator's willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by the Administrator of its obligations and duties under the Administration Agreement.

        We refer you to the Investment Advisory Agreement and the Administration Agreement, forms of which are incorporated by reference to the exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized above.

Board Approval of the Investment Advisory Agreement

        Our Second Amended and Restated Investment Advisory Agreement dated February 1, 2019 was approved at an in person Board meeting on November 28, 2018 and by stockholders on February 1, 2019. In its consideration of the approval of the Investment Advisory Agreement, our Board focused on information it had received relating to, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to us by our Advisor under the proposed Investment Advisory Agreement;

  •
  comparative data presented in materials distributed in advance of the meeting with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

  •
  our projected operating expenses and expense ratios, compared to BDCs with similar investment objectives;

  •
  any existing and potential sources of indirect income to our Advisor from its relationship with us and the profitability of that relationship;

  •
  information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

  •
  the organizational capability and financial condition of our Advisor and its affiliates;

  •
  our Advisor's practices regarding the selection and compensation of brokers that may execute portfolio transactions on behalf of us and the brokers' provision of brokerage and research services to our Advisor; and

  •
  the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        In connection with their consideration of the approval of the Investment Advisory Agreement, our Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, our Board concluded, in the exercise of their business judgment, that the management fees proposed to be paid by us were reasonable in light of the services provided to us by our Advisor, our Advisor's anticipated costs, and our reasonably foreseeable asset levels. Our Board unanimously concluded that our Advisor's management likely would benefit us and our stockholders and that the Investment Advisory Agreement should be approved for an initial two-year term.

        For the fiscal year ended December 31, 2019, we paid our Advisor a total of $32.5 million in fees (excluding fees that are accrued but not paid) pursuant to the Investment Advisory Agreement, which consisted of $20.1 million in management fees and $12.4 million in incentive fees.

Resource Sharing Agreement

        We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior professionals of our Advisor to achieve our investment objective. Our Advisor is a subsidiary of Bain Capital Credit and depends upon access to the investment professionals and other resources of Bain Capital Credit to fulfill its obligations to us under the Investment Advisory Agreement. Our Advisor also depends upon Bain Capital Credit to obtain access to deal flow generated by the professionals of Bain Capital Credit. Under a Resource Sharing Agreement between Bain Capital Credit and our Advisor, Bain Capital Credit has agreed to provide our Advisor with the resources necessary to fulfill these obligations. The Resource Sharing Agreement provides that Bain Capital Credit will make available to our Advisor experienced investment professionals and access to the senior investment personnel of Bain Capital Credit for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Resource Sharing Agreement also includes a commitment that the members of Bain Capital Credit's Credit Committee will serve in such capacity. The Resource Sharing Agreement is renewable on an annual basis. Services under the Resource Sharing Agreement are provided to our Advisor on a direct cost reimbursement basis, and such fees are not our obligation. See "Risk Factors—Risks Relating to Our Business and Structure—We are dependent upon key personnel of Bain Capital Credit and our Advisor."

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

        As a diversified private investment firm, Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies. Bain Capital Credit is a subsidiary of Bain Capital and our Advisor is a subsidiary of Bain Capital Credit.

        Bain Capital currently has a number of affiliate advisors including Bain Capital Credit and our Advisor, each of which focuses primarily on a different investment strategy, although such investment strategies overlap from time to time. In the ordinary course of conducting our activities, the interests of us or our stockholders may conflict with the interests of our Advisor, Bain Capital Credit Funds, Related Funds or their respective affiliates.

Resource Sharing Agreement

        Our Advisor has entered into a Resource Sharing Agreement with Bain Capital Credit pursuant to which Bain Capital Credit will provide our Advisor with experienced investment professionals (including the members of Bain Capital Credit's Credit Committee) and access to the resources of Bain Capital Credit so as to enable our Advisor to fulfill its obligations under the Investment Advisory Agreement.

        Our senior management and the Chairman of our Board, Mr. Hawkins, have ownership and financial interests in Bain Capital Credit. In addition, our executive officers and directors and other employees of Bain Capital Credit and our Advisor, including our portfolio managers, are or may be investors in, or serve or may serve as officers, directors, members or principals of, entities that operate in the same or a related line of business as we do or of Bain Capital Credit Clients. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives. Accordingly, the members of the professional staff of Bain Capital Credit and our Advisor will have demands on their time for the investment, monitoring and other functions of other funds advised by Bain Capital Credit. See "Management Agreements—Resource Sharing Agreement."

Investment Advisory Agreement

        We entered into an Investment Advisory Agreement with our Advisor, an investment adviser registered with the SEC, to manage our day-to-day operating and investing activities. We pay our Advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. During the fiscal year ended December 31, 2019, $39.2 million of aggregate advisory fees were incurred under the Investment Advisory Agreement. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

Administrative Agreement

        We have entered into an Administration Agreement with BCSF Advisors to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. BCSF Advisors has also hired a sub-administrator U.S. Bancorp Fund Services, LLC to assist in the provision of administrative services. During the fiscal year ended December 31, 2019, $0.8 million of administrative fees were paid and accrued to the Administrator and $0.6 million were incurred under the sub-administration agreement. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

Revolving Advisor Loan

        On March 27, 2020, the Company entered into an unsecured revolving loan agreement with the Advisor. The Revolving Advisor Loan has a maximum credit limit of $50.0 million and a maturity date of March 27, 2023. The Revolving Advisor Loan accrues interest at the Applicable Federal Rate from the date of such loan until the loan is repaid in full. The Applicable Federal Rate as of March 31, 2020 was 1.59%.

Co-Investment Opportunities

        We have in the past, and may in the future, co-invest on a concurrent basis with other affiliates of Bain Capital Credit, so long as such co-investment is permissible under existing regulatory guidance, applicable regulations and Bain Capital Credit's allocation procedures. We, our Advisor, and certain of our affiliates have been granted exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other Bain Capital Credit clients in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements, and other pertinent Bain Capital Credit clients funds, accounts and investment vehicles managed by Bain Capital Credit may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our exemptive order permits us to invest with Bain Capital Credit clients in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. Our exemptive relief permitting co-investment transactions generally applies only if our Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive relief imposes other conditions with which we must comply to engage in co-investment transactions.

10b5-1 Plan

        BCSF Investments, LLC and certain individuals, including Michael A. Ewald, our Chief Executive Officer and a Managing Director of Bain Capital Credit, Jonathan S. Lavine, Co-Managing Partner of Bain Capital and Founder and Chief Investment Officer of Bain Capital Credit, John Connaughton, Co-Managing Partner of Bain Capital, Jeffrey B. Hawkins, Chairman of our Board of Directors and a Managing Director of Bain Capital Credit, and Michael J. Boyle, our Vice President and Treasurer and a Director of Bain Capital Credit, adopted the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which such parties bought approximately $20 million in the aggregate of our common stock in the open market during the period beginning after four full calendar weeks after the closing of the IPO and ending on the date on which the capital committed to the 10b5-1 Plan had been exhausted, subject to certain conditions. For the year ended December 31, 2019, 827,933 shares have been purchased under the 10b5-1 Plan at a weighted average price of $18.78, for a total cost of $15.6 million, inclusive of commissions. As of December 31, 2019, zero dollars remain under the 10b5-1 Plan and no further purchases are intended under the 10b5-1 Plan.

Related Party Transaction Policy

        Our Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to our Code of Conduct or Code of Ethics. Each of our directors and executive officers is instructed and periodically reminded to inform our Chief Compliance Officer of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        Immediately prior to the completion of this offering there will be 51,649,812 shares of common stock issued and outstanding and as of April 13, 2020, there were approximately 120 stockholders of record. The following table sets out, immediately prior to this offering, certain ownership information (rounded to the nearest whole share) with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, all of our directors and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if the person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire these powers within 60 days. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

		Percentage of Common Stock Outstanding
Name and Address	Type of Ownership(5)	Shares Owned	Percentage
Dimension Capital Management LLC(1)	Beneficial	3,971,908.00	7.69%
Bain Capital Distressed and Special Situations 2016 (F), L.P.(2)	Record	7,293,065.48	14.12%
Bain Capital Credit Member, LLC(2)	Beneficial	8,696,252.67	16.84%
Amy Butte	Beneficial	2,800.00	*
David A. Fubini	N/A	—	—
Thomas A. Hough	Beneficial	16,590.19	*
Jay Margolis	Beneficial	23,085.49	*
Clare S. Richer	Beneficial	5,417.00	*
Michael A. Ewald(3)	Beneficial	91,424,23	*
Jeffrey B. Hawkins	Beneficial	65,437.57	*
Sally F. Dornaus	N/A	—	—
James Goldman	N/A	—	—
Michael J. Boyle	Beneficial	19,201.42	*
Michael Treisman	N/A	—	—
All officers and directors as a group (11 persons)(4)	Beneficial	223,955.92	*

*
Less than 1.0%.

(1)
Based on information provided in a Schedule 13G filed on February 13, 2020, Dimension Capital Management LLC reported sole voting and dispositive power with respect to 3,971,908 shares of the Company's Common Stock. The Schedule 13G does not include any information regarding shares acquired or sold since the date of such Schedule 13G. The business address of Dimension Capital Management LLC is 1221 Brickell Avenue, Suite 2450, Miami, Florida 33131.

(2)
Bain Capital Credit Member, LLC, is the general partner of Bain Capital Distressed and Special Situations 2016 Investors (F), L.P. ("F Holdings GP") and Bain Capital Credit Holdings Investors (MRF), LP ("MRF Holdings GP") and as such may be deemed to be the beneficial owner of shares of Common Stock held by F Holdings and MRF Holdings. F Holdings GP is the general partner of Bain Capital Distressed and Special Situations 2016 (F), L.P. ("F Holdings") and thus beneficially owns 7,293,065.48 shares owned of record by F Holdings. MRF Holdings GP is the general partner of Bain Capital Credit Holdings (MRF), L.P. ("MRF Holdings") and thus beneficially owns 1,403,187.19 shares owned of record by MRF Holdings. Bain Capital Credit Member, LLC disclaims beneficial ownership of shares of Common Stock held by F Holdings and MRF Holdings except to the extent of its respective pecuniary interest therein. The address for

  Bain Capital Credit Member, LLC, F Holdings and MRF Holdings is 200 Clarendon Street, 37th Floor, Boston, MA 02116.

(3)
Includes shares held by The Michael A. Ewald 2010 Irrevocable Family Trust.

(4)
The address for each of our directors and executive officers is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116.

(5)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of March 31, 2020, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. As defined by the 1940 Act, we do not "control" any of the portfolio companies. In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if we owned more than 5% of its outstanding voting securities.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Equity and Debt Investments
A&R Logistics, Inc. 600 N. Hurstbourne Pkwy. Ste. 110 Louisville, KY 40222	Transportation: Cargo	First Lien Senior Secured Loan(2)(4)(5)(6)	L+ 5.75% (1% Floor)	5/5/2025	$43,865	$43,059	$42,440	—
		First Lien Senior Secured Loan(6)	L+ 5.75% (1% Floor)	5/5/2025	$2,467	$2,420	$2,387	—
		First Lien Senior Secured Loan(6)	L+ 5.75% (1% Floor)	5/5/2025	$6,080	$5,995	$5,883	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.75% (1% Floor)	5/5/2025	$4,941	$4,834	$4,743	—
Abracon Group Holding, LLC. 5101 Hidden Creek Lane Spicewood, TX 78669	Wholesale	Equity Interest	(0% Floor)		$2	$1,833	$770	1.11%
		First Lien Senior Secured Loan(2)(6)	L+ 6.00% (1% Floor)	7/18/2024	$36,002	$35,844	$33,932	—
		First Lien Senior Secured Loan—Revolver(6)	(1% Floor)	7/18/2024	$—	$(31)	$(163)	—
ACC Holdco, LLC 1575 West 124th Avenue, Suite 210 Westminster, Colorado 80234	Aerospace & Defense	Preferred equity	(0% Floor)		$10,828	$10,824	$10,828	33.84%
Adler & Allan Group Limited(1) 80 Station Parade Harrogate, HG1 1HQ United Kingdom	Environmental Industries	First Lien Last Out(1)(2)(3)	GBP LIBOR+ 8.25% (2% PIK) (0.5% Floor)	9/30/2022	£13,279	$16,821	$16,258	—
ADT Pizza, LLC 3867 Plaza Tower Dr. Baton Rouge, LA 70816	Beverage, Food & Tobacco	Equity Interest	(0% Floor)		$6,720	$6,720	$6,720	20.45%
Aimbridge Acquisition Co., Inc. 5851 Legacy Circle, Suite 400 Plano, TX 75024	Hotel, Gaming & Leisure	Second Lien Senior Secured Loan(2)(4)(5)	L+ 7.50% (0% Floor)	2/1/2027	$20,193	$19,665	$17,467	—
Air Comm Corporation LLC 1575 West 124th Avenue, Suite 210 Westminster, Colorado 80234	Aerospace & Defense	First Lien Senior Secured Loan(2)(4)(5)	L+ 6.50% (0% Floor)	6/30/2025	$27,229	$26,478	$26,616	—
A-L Parent LLC 505 Hobbs Road Jefferson City, MO 65109	Media: Advertising, Printing & Publishing	Second Lien Senior Secured Loan(2)(4)	L+ 7.25% (1% Floor)	12/2/2024	$4,050	$4,021	$2,633	—
Allworth Financial Group, L.P. 8775 Folsom Blvd Sacramento, CA 95826	FIRE: Finance	First Lien Senior Secured Loan—Revolver(6)	(0% Floor)	12/31/2025	$—	$(23)	$(24)
		First Lien Senior Secured Loan(2)(5)(6)	L+ 5.50% (1% Floor)	12/31/2025	$15,032	$14,888	$14,881

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
AMCP Clean Acquisition Company, LLC 1 West Mayflower Avenue Las Vegas, NV 89030	Services: Business	First Lien Senior Secured Loan—Delayed Draw(4)(5)	L+ 4.25% (0% Floor)	6/16/2025	$3,884	$3,877	$2,884	—
		First Lien Senior Secured Loan(4)(5)	L+ 4.25% (0% Floor)	6/16/2025	$16,052	$16,023	$11,919	—
AMI US Holdings Inc.(1) 1999 Bryan St. Dallas, TX 75201	High Tech Industries	First Lien Senior Secured Loan(1)(2)(4)(5)	L+ 5.25% (1% Floor)	4/1/2025	$13,124	$12,894	$12,796	—
		First Lien Senior Secured Loan—Revolver(1)(4)	L+ 5.25% (1% Floor)	4/1/2024	$1,605	$1,576	$1,561	—
Amspec Services, Inc. 1249 S. River Road Suite 204 Cranbury, NJ 08512—USA	Energy: Oil & Gas	First Lien Senior Secured Loan(5)(6)	L+ 5.75% (1% Floor)	7/2/2024	$43,988	$43,515	$42,888	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 4.75% (1% Floor)	7/2/2024	$5,553	$5,503	$5,553	—
Ansira Holdings, Inc. 2300 Locust St. St. Louis, MO 63103	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan—Delayed Draw(6)	L+ 5.75% (1% Floor)	12/20/2022	$2,929	$2,920	$2,296	—
		First Lien Senior Secured Loan(6)	L+ 5.75% (1% Floor)	12/20/2022	$35,785	$35,704	$30,686	—
		First Lien Senior Secured Loan—Revolver	L+ 5.75% (1% Floor)	12/20/2022	$7,084	$7,084	$7,084	—
AP Plastics Group, LLC 9280 Jefferson St. Streetsboro, OH 44241	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(2)(6)	L+ 5.25% (1% Floor)	8/1/2022	$19,856	$19,593	$19,558	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 4.00% (1% Floor)	8/2/2021	$7,084	$7,084	$7,084	—
Appriss Holdings, Inc. 9901 Linn Station Rd. Suite 500 Louisville, KY 40223	High Tech Industries	First Lien Senior Secured Loan(2)(6)	L+ 5.50% (0% Floor)	5/29/2026	$48,753	$48,171	$47,047	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.50% (0% Floor)	5/30/2025	$2,329	$2,271	$2,164	—
Aramsco, Inc. 1480 Grandview Ave. Paulsboro, NJ 08066	Wholesale	First Lien Senior Secured Loan(2)(6)	L+ 5.25% (0% Floor)	8/28/2024	$24,226	$23,856	$22,773	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.25% (0% Floor)	8/28/2024	$1,806	$1,766	$1,603	—
ARL Holdings, LLC. 600 N. Hurstbourne Pkwy. Ste. 110 Louisville, KY 40222	Transportation: Cargo	Equity Interest	(0% Floor)		$—	$446	$485	0.27%
		Equity Interest	(0% Floor)		$9	$9	$6	0.27%
Armor Group, LP 1480 Grandview Ave. Paulsboro, NJ 08066	Wholesale	Equity Interest	(0% Floor)		$10	$1,012	$1,081	0.46%
Automate Intermediate Holdings II S.à r.l.(1) Stokkastrandvegen 85 5578 Nedre Vats, NO	Containers, Packaging, & Glass	Second Lien Senior Secured Loan(1)(2)	L+ 7.75% (0% Floor)	7/22/2027	$11,870	$11,642	$11,485	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Batteries Plus Holding Corporation 1325 Walnut Ridge Dr. Hartland, WI 53029	Retail	First Lien Senior Secured Loan(6)	L+ 6.75% (1% Floor)	7/6/2022	$28,749	$28,749	$28,606	—
		First Lien Senior Secured Loan—Revolver(6)	P+ 5.75% (1% Floor)	7/6/2022	$3,540	$3,540	$3,519	—
BCC Jetstream Holdings Aviation (Off I), LLC(1) 2601 South Bayshore Drive Suite 1130 Miami, FL 33133	Aerospace & Defense	Equity Interest(1)(2)	(0% Floor)		$11,863	$11,863	$12,724	31.55%
		Equity Interest(2)	(0% Floor)		$1,116	$1,116	$1,638	31.55%
		First Lien Senior Secured Loan(2)	(0% Floor)	6/2/2022	$6,363	$6,363	$6,363	—
Blackbrush Oil & Gas, L.P. 18615 Tuscany Stone Suite 300 San Antonio, TX 78258	Energy: Oil & Gas	First Lien Senior Secured Loan(2)(4)(5)	L+ 8.00% (1% Floor)	2/9/2024	$32,075	$31,585	$23,736	—
Captain D's LLC 624 Grassmere Drive Suite 30 Nashville, TN 37211	Hotel, Gaming & Leisure	First Lien Senior Secured Loan—Revolver	P+ 3.50% (1% Floor)	12/15/2023	$1,393	$1,376	$1,186	—
		First Lien Senior Secured Loan(4)(5)	L+ 4.50% (1% Floor)	12/15/2023	$13,114	$13,022	$11,704	—
CB Nike IntermediateCo Ltd(1) Derech Abba Hillel 16 5250608 Ramat Gan Israel	High Tech Industries	First Lien Senior Secured Loan(1)(2)(4)(5)	L+ 5.00% (1% Floor)	10/31/2025	$35,334	$34,672	$34,539	—
		First Lien Senior Secured Loan—Revolver(1)(2)	L+ 5.00% (1% Floor)	10/31/2025	$4,428	$4,345	$4,328	—
CB Titan Holdings, Inc. Tecomet, Inc. 115 Eames Street Wilmington, MA 01887	Healthcare & Pharmaceuticals	Preferred equity	(0% Floor)		$1,953	$1,953	$1,738	0.41%
Chase Industries, Inc.	Construction & Building	First Lien Senior Secured Loan—Delayed Draw(5)	L+ 4.00% (1% Floor)	5/12/2025	$1,118	$1,114	$1,039	—
		First Lien Senior Secured Loan(4)(5)	L+ 4.00% (1.5% PIK) (1% Floor)	5/12/2025	$11,826	$11,779	$10,999	—
CMI Marketing Inc. 417 5th Ave, 7th floor New York, NY 100016	High Tech Industries	First Lien Senior Secured Loan(4)(5)	L+ 4.50% (1% Floor)	5/24/2024	$15,217	$15,104	$15,217	—
		First Lien Senior Secured Loan—Revolver(5)	L+ 4.50% (1% Floor)	5/24/2023	$1,408	$1,395	$1,408	—
Comet Bidco Limited(1) Bedford House 69-79 Fulham High Street London SW6 3JW	Services: Business	First Lien Senior Secured Loan(1)(2)	GBP LIBOR+ 5.00% (0% Floor)	9/30/2024	£7,362	$9,482	$6,594	—
Conterra Ultra Broadband Holdings, Inc. 2101 Rexford Road, Suite 200E Charlotte, North Carolina 28211	Telecommunications	First Lien Senior Secured Loan(5)	L+ 4.50% (0% Floor)	4/30/2026	$6,434	$6,405	$5,662	—
CPS Group Holdings, Inc. 6409 North Quail Hollow Road Memphis, TN 38120	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(2)(5)(6)	L+ 5.50% (1% Floor)	3/3/2025	$55,765	$55,269	$54,790	—
		First Lien Senior Secured Loan—Revolver(6)	P+ 4.50% (1% Floor)	3/3/2025	$4,934	$4,861	$4,847	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares		Amortized Cost	Fair Value	Percentage of Class Held
Cruz Bay Publishing 300 Continental Boulevard Suite 650 El Segundo, CA 90245	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan—Revolver	P+ 3.00% (1% Floor)	5/4/2020		$2,833	$2,833	$2,833	—
		First Lien Senior Secured Loan—Delayed Draw	P+ 5.00% (1% Floor)	5/4/2020		$864	$860	$864	—
		First Lien Senior Secured Loan(6)	P+ 4.75% (1% Floor)	5/4/2020		$4,753	$4,753	$4,753	—
		First Lien Senior Secured Loan(6)	P+ 5.75% (1% Floor)	5/4/2020		$1,587	$1,587	$1,587	—
CST Buyer Company c/o Consumer Safety Technology, LLC 11035 Aurora Avenue Urbandale, IA 50322	Automotive	First Lien Senior Secured Loan—Revolver(2)	L+ 5.00% (1% Floor)	10/3/2025		$1,314	$1,285	$1,281	—
		First Lien Senior Secured Loan(2)(4)(5)	L+ 5.75% (1% Floor)	10/3/2025		$36,797	$36,210	$36,245	—
Datix Bidco Limited(1) Swan Court 11 Worple Road Wimbledon, London, United Kingdom, SW19 4JS	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(1)(2)	BBSW+ 4.50% (0% Floor)	4/28/2025	AUD	4,212	$3,206	$2,519	—
		First Lien Senior Secured Loan—Revolver(1)(2)	GBP LIBOR+ 4.50% (0% Floor)	10/28/2024		£973	$1,152	$1,182	—
		Second Lien Senior Secured Loan(1)(2)	GBP LIBOR+ 7.75% (0% Floor)	4/27/2026		£12,134	$16,317	$14,705	—
Direct Travel, Inc. 7430 E. Caley Avenue Suite 320E Centennial, CO 80111	Transportation: Consumer	First Lien Senior Secured Loan—Delayed Draw(6)	L+ 6.50% (1% Floor)	12/1/2021		$2,913	$2,913	$2,716	—
		First Lien Senior Secured Loan—Delayed Draw(6)	L+ 6.50% (1% Floor)	12/1/2021		$1,467	$1,389	$893	—
		First Lien Senior Secured Loan(2)(6)	L+ 6.50% (1% Floor)	12/1/2021		$49,540	$49,540	$46,196	—
		First Lien Senior Secured Loan—Revolver(2)	L+ 4.50% (1% Floor)	12/1/2021		$4,250	$4,250	$3,963	—
Dorner Manufacturing Corp. 975 Cottonwood Avenue Hartland, WI 53029	Capital Equipment	First Lien Senior Secured Loan—Revolver	(1% Floor)	3/15/2022		$—	$(11)	$(11)	—
		First Lien Senior Secured Loan(4)	L+ 5.75% (1% Floor)	3/15/2023		$7,672	$7,556	$7,595	—
Drilling Info Holdings, Inc 2901 Vía Fortuna #200 Austin, TX 78746	High Tech Industries	First Lien Senior Secured Loan(2)(4)(5)	L+ 4.25% (0% Floor)	7/30/2025		$22,552	$22,479	$20,748	—
East BCC Coinvest II, LLC 6750 Dumbarton Circle Fremont, CA 94555	Capital Equipment	Equity Interest	(0% Floor)			$1,419	$1,419	$1,030	0.17%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Efficient Collaborative Retail Marketing Company, LLC 27070 Miles Road Suite A Solon, OH 44139	Media: Diversified & Production	First Lien Senior Secured Loan(2)(6)	L+ 6.75% (1% Floor)	6/15/2022	$15,095	$15,176	$14,566	—
		First Lien Senior Secured Loan(6)	L+ 6.75% (1% Floor)	6/15/2022	$9,788	$9,840	$9,445	—
		First Lien Senior Secured Loan—Revolver	L+ 5.25% (1% Floor)	6/15/2022	$2,267	$2,267	$2,267	—
Electronics For Imaging, Inc. 6750 Dumbarton Circle Fremont, CA 94555	Capital Equipment	Second Lien Senior Secured Loan(2)(4)(5)	L+ 9.00% (0% Floor)	7/23/2027	$13,070	$12,271	$11,599	—
Element Buyer, Inc. 1380 Forest Park Circle Lafayette, CO 80026	High Tech Industries	First Lien Senior Secured Loan—Delayed Draw(6)	P+ 4.25% (1% Floor)	7/18/2025	$9,010	$9,057	$8,785	—
		First Lien Senior Secured Loan(2)(6)	L+ 5.25% (1% Floor)	7/18/2025	$37,677	$37,992	$36,923	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.25% (1% Floor)	7/19/2024	$4,250	$4,189	$4,165	—
Elevator Holdco Inc. 10850 W. Park Place, Suite 600 Milwaukee, WI 53224	Services: Business	Equity Interest	(0% Floor)		$3	$2,448	$1,910	0.44%
Elk Parent Holdings, LP 3681 Prism Lane Kieler, WI 53812	Construction & Building	Equity Interest	(0% Floor)		$1	$12	$—	0.44%
		Preferred Equity	(0% Floor)		$120	$1,202	$939	0.46%
ENC Holding Corporation 666 Fifth Avenue New York, NY 10103	Transportation: Cargo	First Lien Senior Secured Loan(4)(5)	L+ 4.00% (0% Floor)	5/30/2025	$10,247	$10,235	$9,325	—
Engineered Controls International, LLC 100 RegO Drive Elon, NC 27244	Capital Equipment	First Lien Senior Secured Loan(2)(4)(5)	L+ 7.00% (0% Floor)	11/5/2024	$33,389	$32,690	$32,638	—
Everest Bidco(1) 8, rue François Villon 75015 Paris, France	High Tech Industries	Second Lien Senior Secured Loan(1)(2)	GBP LIBOR+ 7.50% (1% Floor)	7/3/2026	£10,216	$13,105	$12,223	—
EXC Holdings III Corp. Excelitas Technologies Corporation 200 West Street Waltham, MA 02451	Capital Equipment	Second Lien Senior Secured Loan(2)(4)(5)	L+ 7.50% (1% Floor)	12/1/2025	$8,241	$8,252	$6,484	—
FCG Acquisitions, Inc. 800 Concar Drive, Suite 100 San Mateo, CA 94402	Capital Equipment	Preferred equity	(0% Floor)		$4	$4,251	$6,381	2.03%
		First Lien Senior Secured Loan(2)(4)(5)(6)	L+ 5.75% (1% Floor)	1/24/2025	$68,927	$68,383	$67,376	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.75% (1% Floor)	1/24/2025	$5,432	$5,365	$5,310	—
FineLine Technologies, Inc. 7337 Westview Drive Kent, OH 44240	Consumer Goods: Non-Durable	First Lien Senior Secured Loan—Revolver(2)	P+ 3.25% (1% Floor)	11/4/2022	$2,621	$2,602	$2,581	—
		First Lien Senior Secured Loan(2)(4)(5)	L+ 4.25% (1% Floor)	11/4/2022	$31,305	$31,155	$30,835	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Forming Machining Industries Holdings, LLC 5615 North Broadway Street Park City, KS 67219	Aerospace & Defense	First Lien Senior Secured Loan(4)(5)	L+ 4.00% (0% Floor)	10/9/2025	$16,735	$16,611	$13,221	—
		Second Lien Senior Secured Loan(2)	L+ 8.25% (0% Floor)	10/9/2026	$6,540	$6,481	$5,069	—
Gale Aviation (Offshore) Co(1) PO Box 309, Ugland House Grand Cayman, KY1-1104, Cayman Islands	Aerospace & Defense	Equity Interest(1)(2)	(0% Floor)		$63,602	$63,602	$64,367	100%
Golden State Buyer, Inc. 5187 Camino Ruiz Camarillo, CA 93012	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(4)(5)	L+ 4.75% (0% Floor)	6/22/2026	$15,191	$15,052	$14,432	—
Grammer Investment Holdings LLC 18375 East 345 South Grammer, IN 47236	Transportation: Cargo	Equity Interest	(0% Floor)		$1,011	$1,011	$596	6.67%
		Preferred Equity	10% PIK (0% Floor)		$7	$679	$694	3.00%
		Warrants	(0% Floor)		$122	$—	$—	2.40%
Grammer Purchaser, Inc. 18375 East 345 South Grammer, IN 47236	Transportation: Cargo	First Lien Senior Secured Loan—Revolver	L+ 4.50% (1% Floor)	9/30/2024	$368	$371	$357	—
		First Lien Senior Secured Loan—Revolver(4)(5)	L+ 4.50% (1% Floor)	9/30/2024	$10,180	$10,017	$10,078	—
Great Expressions Dental Centers PC 29777 Telegraph Rd. Suite 3000 Southfield, MI 48034	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan—Revolver	L+ 4.75% (0.5% PIK) (1% Floor)	9/28/2022	$1,173	$1,160	$939	—
		First Lien Senior Secured Loan(4)	L+ 5.25% (1% Floor)	9/28/2023	$7,662	$7,544	$6,125	—
Green Street Parent, LLC 660 Newport Center Dr. Newport Beach, CA 92660	Banking	First Lien Senior Secured Loan(4)(5)	L+ 5.25% (0% Floor)	8/27/2026	$14,444	$14,174	$13,360	—
		First Lien Senior Secured Loan—Revolver	L+ 5.25% (0% Floor)	8/27/2025	$1,210	$1,166	$1,028	—
GSP Holdings, LLC 10421 S Jordan Gateway Ste 600 South Jordan, UT 84095	Aerospace & Defense	First Lien Senior Secured Loan(2)(4)(5)(6)	L+ 5.50% (1% Floor)	11/6/2025	$36,177	$35,858	$34,187	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.50% (1% Floor)	11/6/2025	$4,534	$4,491	$4,284	—
Hightower Holding, LLC 200 West Madison Street Suite 2500 Chicago, IL 60606	Services: Business	First Lien Senior Secured Loan—Delayed Draw	(1% Floor)	1/31/2025	$—	$(14)	$(266)	—
		First Lien Senior Secured Loan(2)(4)(5)	L+ 5.00% (1% Floor)	1/31/2025	$34,503	$34,355	$33,123	—
Horizon Telcom, Inc. 500 S. Front Street, Suite 850 Columbus, Ohio 43215	Telecommunications	First Lien Senior Secured Loan—Delayed Draw(4)(5)	L+ 4.75% (1% Floor)	6/15/2023	$930	$916	$904	—
		First Lien Senior Secured Loan(4)(5)	L+ 4.75% (1% Floor)	6/15/2023	$13,695	$13,553	$13,489	—
		First Lien Senior Secured Loan—Revolver	L+ 4.75% (1% Floor)	6/15/2023	$116	$114	$114	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Infinite Electronics International Inc. 301 Leora Lane Suite 100 Lewisville, TX 75056	Energy: Electricity	First Lien Senior Secured Loan(2)(4)(5)	L+ 4.00% (0% Floor)	7/2/2025	$19,702	$19,690	$18,471	—
		Second Lien Senior Secured Loan(2)	L+ 8.00% (0% Floor)	7/2/2026	$2,480	$2,434	$2,313	—
International Entertainment Investments Limited(1) 2nd Floor, Alexander House Church Path Woking, Surrey GU216EJ, United Kingdom	Media: Diversified & Production	First Lien Senior Secured Loan(1)(2)	GBP LIBOR+ 4.25% (0% Floor)	5/31/2023	£8,686	$10,637	$10,499	—
Island Medical Management Holdings, LLC 350 Motor Parkway Suite #309 Hauppauge, NY 117988	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(5)	L+ 6.50% (1% Floor)	9/1/2022	$9,134	$9,053	$8,220	—
Ivy Finco Limited(1) 44 44 Esplanade Jersey, Jersey, JE4 9WG	FIRE: Insurance	First Lien Senior Secured Loan(1)	GBP LIBOR+ 5.00% (0% Floor)	5/19/2025	£4,862	$5,985	$5,852	—
		First Lien Senior Secured Loan(1)(2)	GBP LIBOR+ 5.00% (0% Floor)	5/19/2025	£7,217	$8,957	$8,769	—
JHCC Holdings, LLC 1318 Pike Rd Pike Road, AL 36064	Automotive	First Lien Senior Secured Loan—Delayed Draw(7)	(0% Floor)	9/9/2025	$—	$(39)	$(266)	—
		First Lien Senior Secured Loan—Revolver(6)	P+ 4.50% (0% Floor)	9/9/2025	$371	$331	$250	—
		First Lien Senior Secured Loan—Delayed Draw(6)	P+ 4.50% (0% Floor)	9/9/2025	$2,238	$2,230	$2,143
		First Lien Senior Secured Loan(2)(5)(6)	L+ 5.50% (0% Floor)	9/9/2025	$29,602	$29,200	$28,344
Kellstrom Aerospace Group, Inc 2500 N Military Trail, Suite 470 Boca Raton, FL 33431	Aerospace & Defense	Equity Interest	(0% Floor)		$1	$1,963	$1,313	1.60%
Kellstrom Commercial Aerospace, Inc. 14400 NW 77th Ct, Miami Lakes, FL 33016	Aerospace & Defense	First Lien Senior Secured Loan—Delayed Draw	(0% Floor)	7/1/2025	$—	$(34)	$(96)	—
		First Lien Senior Secured Loan(2)(4)(5)	L+ 5.00% (0% Floor)	7/1/2025	$33,864	$33,247	$33,017	—
		First Lien Senior Secured Loan—Revolver(2)	P+ 4.50% (1% Floor)	7/1/2025	$6,398	$6,284	$6,238	—
Margaux Acquisition Inc. 3720 Davinci Court Suite 200 Peachtree Corners, GA 30092	FIRE: Insurance	First Lien Senior Secured Loan—Delayed Draw(6)	L+ 6.00% (1% Floor)	12/19/2024	$2,180	$2,023	$1,691	—
		First Lien Senior Secured Loan(4)(5)(6)	L+ 5.50% (1% Floor)	12/19/2024	$28,844	$28,342	$27,329	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.50% (1% Floor)	12/19/2024	$2,873	$2,816	$2,722	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Margaux UK Finance Limited(1) 1 Newall Road London, Heathrow TW6 2AS United Kingdom	FIRE: Insurance	First Lien Senior Secured Loan(1)(2)	GBP LIBOR+ 5.50% (1% Floor)	12/19/2024	£7,687	$9,850	$9,244	—
		First Lien Senior Secured Loan—Revolver(1)(6)	GBP LIBOR+ 5.50% (1% Floor)	12/19/2024	£495	$567	$596	—
Masergy Holdings, Inc. 2740 Dallas Pkwy #260 Plano TX 75093	Telecommunications	Second Lien Senior Secured Loan(5)	L+ 7.50% (1% Floor)	12/16/2024	$857	$862	$710	—
Medical Depot Holdings, Inc. 99 Seaview Blvd Port Washington, NY 11050	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(2)(4)	L+ 7.50% (1% Floor)	1/3/2023	$16,271	$15,105	$9,971	—
Melissa & Doug, LLC 141 Danbury Road Wilton, CT 06897	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(4)(5)	L+ 3.50% (1% Floor)	6/19/2024	$10,696	$10,712	$9,413	—
MRI Software LLC 28925 Fountain Pkwy Solon, OH 44139	High Tech Industries	First Lien Senior Secured Loan(6)	L+ 5.50% (1% Floor)	2/10/2026	$22,469	$22,364	$22,132
		First Lien Senior Secured Loan—Delayed Draw(7)	(1% Floor)	2/10/2026	$—	$(44)	$(39)
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.50% (1% Floor)	2/10/2026	$891	$932	$864
Mendel Bidco, Inc. 7955 NW 12th St Suite 415 Miami, Florida 33126	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(2)	EURIBOR+ 4.50% (0% Floor)	6/17/2027	€10,033	$11,141	$10,732	—
		First Lien Senior Secured Loan(4)(5)	L+ 4.50% (0% Floor)	6/17/2027	$19,966	$19,505	$19,467	—
MeridianLink, Inc. 1600 Sunflower Ave Ste 200 Costa Mesa, CA 92626	High Tech Industries	First Lien Senior Secured Loan(5)	L+ 4.00% (1% Floor)	5/30/2025	$1,820	$1,801	$1,711	—
Mertus 522. GmbH(1) Pettenkoferstraße 22 a, 80336 München, Germany	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan—Delayed Draw(1)	EURIBOR+ 5.75% (0% Floor)	5/28/2026	€13,131	$14,092	$14,118	—
		First Lien Senior Secured Loan(1)(2)	EURIBOR+ 5.75% (0% Floor)	5/28/2026	€22,468	$24,559	$24,157	—
Netsmart Technologies, Inc. 4950 College Blvd. Overland Park, KS 66211	High Tech Industries	Second Lien Senior Secured Loan(2)	L+ 7.50% (1% Floor)	10/19/2023	$2,749	$2,749	$2,234	—
New Milani Group LLC 2111 E 49th Street Vernon, CA 90058	Consumer Goods: Durable	First Lien Senior Secured Loan(4)(5)	L+ 5.00% (1% Floor)	6/6/2024	$17,056	$16,931	$16,459	—
Niacet b.v. Niacet Corporation 400 47th Street Niagara Falls, NY 14304	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(2)	EURIBOR+ 4.50% (1% Floor)	2/1/2024	€3,680	$3,945	$3,957	—
Novetta, LLC 7921 Jones Branch Drive 6th Floor McLean, VA 22102	Aerospace & Defense	First Lien Senior Secured Loan(4)(5)	L+ 5.00% (1% Floor)	10/17/2022	$6,564	$6,487	$5,852	—
NPC International, Inc. 7300 West 129th St. Overland Park, KS 66213	Beverage, Food & Tobacco	First Lien Senior Secured Loan	L+ 3.50% (1% Floor)	4/19/2024	$4,937	$4,961	$2,117	—
		Second Lien Senior Secured Loan(2)(4)	L+ 7.50% (1% Floor)	4/18/2025	$9,159	$9,189	$235	—
		First Lien Senior Secured Loan	L+ 10.00% (0% Floor)	1/21/2021	$389	$365	$389

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
nThrive, Inc. 200 North Point Center East Suite 600 Alpharetta, GA 30022	High Tech Industries	Second Lien Senior Secured Loan(2)	L+ 9.75% (1% Floor)	4/20/2023	$8,000	$7,987	$6,940	—
Omni Logistics, LLC 1755 Transcentral Ct. Suite 400. Houston, Texas 77032	Transportation: Cargo	Subordinated Debt	L+ 11.50% (1% Floor)	1/19/2024	$15,000	$14,763	$15,000	—
Park Place Technologies 5910 Landerbrook Drive Cleveland OH 44124	High Tech Industries	Second Lien Senior Secured Loan(2)	L+ 8.00% (1% Floor)	3/30/2026	$6,733	$6,686	$6,607	—
Pearl Intermediate Parent LLC One Gorham Island Suite 300 Westport, CT 06880	Services: Consumer	Second Lien Senior Secured Loan(5)	L+ 6.25% (0% Floor)	2/13/2026	$2,571	$2,586	$2,147	—
PetroChoice Holdings, Inc. 640 Freedom Business Center Drive King Of Prussia, PA 19406	Wholesale	First Lien Senior Secured Loan(4)(5)	L+ 5.00% (1% Floor)	8/19/2022	$6,565	$6,446	$5,515	—
		First Lien Senior Secured Loan(4)(5)	L+ 5.00% (1% Floor)	8/19/2022	$9,922	$9,849	$8,335	—
Plaskolite PPC Intermediate II LLC 400 W Nationwide Blvd #400 Columbus, OH 43215	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(5)	L+ 4.25% (1% Floor)	12/15/2025	$3,126	$3,080	$2,728	—
PP Ultimate Holdings B, LLC Profile Products LLC 750 W. Lake Cook Rd, Suite 440 Buffalo Grove, IL 60089	Construction & Building	Equity Interest	(0% Floor)		$1	$1,352	$1,539	0.93%
Precision Ultimate Holdings, LLC 2500 N Military Trail, Suite 470 Boca Raton, Florida 19801	Aerospace & Defense	Equity Interest	(0% Floor)		$1,417	$1,417	$1,048	1.47%
Profile Products LLC 750 W. Lake Cook Rd, Suite 440 Buffalo Grove, IL 60089	Construction & Building	First Lien Senior Secured Loan(2)(4)(5)(6)	L+ 5.50% (1% Floor)	12/20/2024	$36,444	$35,821	$35,168	—
		First Lien Senior Secured Loan—Revolver(6)	P+ 4.50% (1% Floor)	12/20/2024	$2,683	$2,623	$2,549	—
PS HoldCo, LLC 1927 1st Avenue North Suite 701 Birmingham, AL 35203	Transportation: Cargo	First Lien Senior Secured Loan(4)(5)	L+ 4.75% (1% Floor)	3/13/2025	$23,218	$23,206	$21,477	—
Quidditch Acquisition, Inc. 9357 Spectrum Center Blvd. San Diego, CA 92123	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(4)(5)	L+ 7.00% (1% Floor)	3/21/2025	$18,977	$18,959	$16,510	—
Refine Intermediate, Inc. Brookfield Place, 161 Bay St Toronto, ON M5J 2S1 Canada	Services: Business	First Lien Senior Secured Loan—Revolver	L+ 4.75% (0% Floor)	9/3/2026	$1,019	$758	$756
		First Lien Senior Secured Loan(2)	L+ 4.75% (1% Floor)	3/3/2027	$21,894	$21,350	$21,347
Regan Development Holdings Limited(1) 103 Lower Baggot Street, Dublin, Ireland	Construction & Building	First Lien Senior Secured Loan(1)	EURIBOR+ 6.50% (0.5% Floor)	4/18/2022	€2,051	$2,235	$2,245	—
		First Lien Senior Secured Loan(1)	EURIBOR+ 6.50% (0.5% Floor)	4/18/2022	€665	$755	$728	—
		First Lien Senior Secured Loan(1)	EURIBOR+ 6.50% (0.5% Floor)	4/18/2022	€6,226	$6,714	$6,797	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
RoC Opco LLC 261 Madison Ave FL 16 New York, NY, 10016	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(2)(4)(5)	L+ 7.25% (1% Floor)	2/25/2025	$40,793	$39,924	$40,793	—
		First Lien Senior Secured Loan—Revolver(2)	L+ 7.25% (1% Floor)	2/25/2025	$10,241	$10,073	$10,241	—
Salient CRGT, Inc. 4000 Legato Road Suite 600, Fairfax, VA 22033	Aerospace & Defense	First Lien Senior Secured Loan(4)(5)	L+ 6.50% (1% Floor)	2/28/2022	$12,633	$12,665	$10,422	—
Solaray, LLC 401 S. Wilcox Street Castle Rock, CO 80104	Consumer Goods: Non-Durable	First Lien Senior Secured Loan—Delayed Draw(6)	L+ 6.50% (1% Floor)	9/11/2023	$14,536	$14,536	$13,773	—
		First Lien Senior Secured Loan(2)(6)	L+ 6.50% (1% Floor)	9/11/2023	$42,500	$42,500	$40,269	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 4.50% (1% Floor)	9/9/2022	$12,127	$12,086	$12,127	—
Solenis International, L.P. 2475 Pinnacle Drive Wilmington, Delaware 19803	Forest Products & Paper	Second Lien Senior Secured Loan(2)	L+ 8.50% (0% Floor)	6/26/2026	$10,601	$10,309	$7,367	—
Spectre (Carrisbrook House) Limited(1) 6th Floor, 2 Grand Canal Square, Dublin 2 Ireland	FIRE: Real Estate	First Lien Senior Secured Loan(1)	EURIBOR+ 7.50% (1% Floor)	8/9/2021	€9,300	$10,805	$10,024	—
SumUp Holdings Luxembourg S.à.r.l.(1) 153-155, rue du Kiem L—8030 Strassen Luxembourg	Services: Business	First Lien Senior Secured Loan(1)(2)	EURIBOR+ 8.00% (1% Floor)	8/1/2024	€16,954	$18,464	$18,275	—
		First Lien Senior Secured Loan(1)(2)	EURIBOR+ 8.00% (1% Floor)	8/1/2024	€15,957	$17,673	$17,200	—
Surrey Bidco Limited(1) Brighton Study Centre, 1 Billinton Way Brighton, East Sussex, England, BN1 4LF	Services: Consumer	First Lien Senior Secured Loan(1)(2)	GBP LIBOR+ 6.00% (0.5% Floor)	5/11/2026	£5,000	$6,142	$5,781	—
Symplr Software, Inc. 315 Capitol St., Suite 100 Houston, TX 77002	High Tech Industries	First Lien Senior Secured Loan(2)(6)	L+ 5.50% (0% Floor)	11/28/2025	$60,906	$60,087	$57,404	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.50% (0% Floor)	11/30/2023	$4,965	$4,913	$4,679	—
TecoStar Holdings, Inc. 4 Embarcadero Center Suite 1900 San Francisco, CA 94111-4191 United States	Healthcare & Pharmaceuticals	Second Lien Senior Secured Loan(2)(4)(5)	P+ 7.50% (1% Floor)	11/1/2024	$9,472	$9,293	$9,188	—
TEI Holdings Inc. 10850 West Park Place Suite 600 Milwaukee, WI 53224	Services: Business	First Lien Senior Secured Loan(2)(4)(5)(6)	L+ 6.00% (1% Floor)	12/23/2026	$48,927	$48,255	$45,502	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 6.00% (0% Floor)	12/23/2025	$4,528	$4,482	$4,211	—
Tidel Engineering, L.P. 2025 W. Belt Line Rd. #114 Carrollton, TX 75006	Capital Equipment	First Lien Senior Secured Loan(5)(6)	L+ 6.25% (1% Floor)	3/1/2024	$37,835	$37,835	$37,268	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 4.25% (1% Floor)	3/1/2023	$2,833	$2,833	$2,833	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares		Amortized Cost	Fair Value	Percentage of Class Held
TLC Holdco LP 2149 S Jupiter Rd. Garland, Texas, 75041	Consumer goods: Durable	Equity Interest	(0% Floor)			$1,188	$1,186	$956	1.81%
TLC Purchaser, Inc. 2149 S Jupiter Rd. Garland, Texas, 75041	Consumer goods: Durable	First Lien Senior Secured Loan—Delayed Draw	(0% Floor)	10/13/2025		$—	$(66)	$(303)	—
		First Lien Senior Secured Loan(2)(4)(5)	L+ 5.75% (0% Floor)	10/13/2025		$42,615	$41,813	$40,804	—
		First Lien Senior Secured Loan—Revolver(2)	P+ 4.75% (0% Floor)	10/13/2025		$7,832	$7,668	$7,454	—
Toro Private Holdings III, Ltd(1) Axis One, Axis Park Langley, Berkshire, SL3 8AG, United Kingdom	Transportation: Consumer	Second Lien Senior Secured Loan(1)(4)(5)	L+ 9.00% (0% Floor)	5/28/2027		$8,998	$8,514	$6,524	—
Toro Private Investments II, L.P.(1) Axis One, Axis Park Langley, Berkshire, SL3 8AG, United Kingdom	Transportation: Consumer	Equity Interest(1)	(0% Floor)			$3,090	$3,090	$1,051	0.26%
Trafalgar Bidco Limited(1) 2 Des Roches Square Witney, Oxon OX284LE	Services: Consumer	First Lien Senior Secured Loan(1)(2)	GBP LIBOR+ 5.00% (0% Floor)	9/11/2024		£6,011	$7,733	$7,192	—
U.S. Anesthesia Partners, Inc. 450 East Las Olas Boulevard Suite 850 Ft. Lauderdale, FL 33301	Healthcare & Pharmaceuticals	Second Lien Senior Secured Loan(2)(4)	L+ 7.25% (1% Floor)	6/23/2025		$16,520	$16,344	$12,473	—
Utimaco, Inc.(1) 900 E Hamilton Ave, Suite 400 Campbell, CA 95008	High Tech Industries	First Lien Senior Secured Loan(1)(2)(5)	L+ 4.50% (0% Floor)	8/9/2027		$14,850	$14,504	$14,478	—
Valet Waste Holdings, Inc 787 Seventh Avenue 49th Floor New York, NY 10019	Services: Business	First Lien Senior Secured Loan(2)(4)(5)	L+ 3.75% (0% Floor)	9/29/2025		$21,322	$21,285	$19,190	—
Velvet Acquisition B.V.(1) Herculesplein 104, 3584 AA Utrecht, Netherlands	Capital Equipment	Second Lien Senior Secured Loan(1)(2)	EURIBOR+ 8.00% (0% Floor)	4/17/2026		€6,013	$7,328	$6,597	—
Ventiv Holdco, Inc. 3350 Riverwood Parkway 20th Floor Atlanta, GA 30339	High Tech Industries	First Lien Senior Secured Loan(2)(6)	L+ 5.50% (1% Floor)	9/3/2025		$24,238	$23,899	$23,027	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.50% (0% Floor)	9/3/2025		$426	$378	$255	—
		Equity Interest	(0% Floor)			$28	$2,833	$2,633	1.25%
Vital Holdco Limited(1) 207 Sloane Street 2nd Floor London, United Kingdom SW1X 9QX	Media: Broadcasting & Subscription	First Lien Senior Secured Loan(1)(2)(4)(5)	L+ 5.25% (1% Floor)	5/29/2026		$35,357	$34,579	$34,650	—
		First Lien Senior Secured Loan(1)(2)	EURIBOR+ 5.25% (0% Floor)	5/29/2026		€7,917	$8,620	$8,512	—
VPARK BIDCO AB(1) c/o Vitruvian Partners Strandvägen 7A, Stockholm 114 56 Sweden	High Tech Industries	First Lien Senior Secured Loan(1)(2)	NIBOR+ 4.00% (0.75% Floor)	3/10/2025	NOK	74,020	$9,198	$6,971	—
		First Lien Senior Secured Loan(1)(2)	CIBOR+ 4.00% (0.75% Floor)	3/10/2025	DKK	56,999	$9,166	$8,274	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares		Amortized Cost	Fair Value	Percentage of Class Held
WCI-HSG HOLDCO, LLC 8 Neshaminy Interplex Suite 221 Trevose, PA 19053	Aerospace & Defense	Preferred equity	(0% Floor)			$675	$675	$953	0.41%
WCI-HSG Purchaser, Inc. 8 Neshaminy Interplex Suite 221 Trevose, PA 19053	Aerospace & Defense	First Lien Senior Secured Loan(4)(5)	L+ 4.50% (1% Floor)	2/24/2025		$17,734	$17,518	$16,803	—
		First Lien Senior Secured Loan—Revolver	L+ 4.25% (1% Floor)	2/24/2025		$2,687	$2,654	$2,546	—
Whitcraft LLC 76 County Rd Eastford, CT 06242	Aerospace & Defense	First Lien Senior Secured Loan—Revolver	L+ 6.00% (1% Floor)	4/3/2023		$1,450	$1,432	$1,432
		First Lien Senior Secured Loan(2)(4)(5)	L+ 6.00% (1% Floor)	4/3/2023		$40,486	$40,086	$40,082
WP CPP Holdings, LLC. 1621 Euclid Ave. Suite 1850 Cleveland, Ohio 44115	Aerospace & Defense	Second Lien Senior Secured Loan(2)(4)(5)	L+ 7.75% (1% Floor)	4/30/2026		$11,724	$11,625	$8,050	—
WU Holdco, Inc. 705 Tri-State Parkway Gurnee, IL 60031	Consumer Goods: Non-Durable	First Lien Senior Secured Loan—Delayed Draw(6)	L+ 5.50% (1% Floor)	3/26/2026		$5,630	$5,572	$5,363	—
		First Lien Senior Secured Loan(2)(6)	L+ 5.50% (1% Floor)	3/26/2026		$39,619	$38,862	$37,737	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.50% (0% Floor)	3/26/2025		$3,918	$3,865	$3,731	—
YLG Holdings, Inc. 220 Elm Street New Canaan, CT 06840	Construction & Building	First Lien Senior Secured Loan—Delayed Draw(7)	(1% Floor)	10/31/2025		$—	$—	$(167)	—
		First Lien Senior Secured Loan(2)(4)(5)(6)	L+ 5.75% (1% Floor)	10/31/2025		$38,765	$38,416	$37,505	—
		First Lien Senior Secured Loan—Revolver(6)	L+ 5.75% (1% Floor)	10/31/2025		$7,691	$7,611	$7,413	—
Zeppelin BidCo Pty Limited(1) Sydney 200 NSW Sydney, Australia	Services: Consumer	First Lien Senior Secured Loan(1)(2)	BBSY+ 5.00% (0% Floor)	6/28/2024	AUD	20,621	$14,018	$12,048	—
Zywave, Inc. 10100 W. Innovation Drive Suite 300 Milwaukee WI 53336	High Tech Industries	First Lien Senior Secured Loan—Revolver	L+ 5.00% (1% Floor)	11/17/2022		$1,279	$1,271	$1,269	—
		First Lien Senior Secured Loan(4)(5)	L+ 5.00% (1% Floor)	11/17/2022		$17,326	$17,245	$17,196	—
Total Investments							$2,625,234	$2,484,533

(1)
The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(2)
Assets or a portion thereof are pledged as collateral for the BCSF Revolving Credit Facility.

(3)
The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(4)
Assets or a portion thereof are pledged as collateral for the 2018-1 Issuer.

(5)
Assets or a portion thereof are pledged as collateral for the 2019-1 Issuer.

(6)
Assets or a portion thereof are pledged as collateral for the BCSF Complete Financing Solution LLC.

(7)
Assets or a portion thereof are pledged as collateral for the BCSF Complete Financing Solution Holdco LLC.

DETERMINATION OF NET ASSET VALUE

        In accordance with the procedures adopted by our Board, the NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

        We conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with U.S. GAAP and the 1940 Act. We apply ASC 820, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. We determine the fair value of investments consistent with our valuation policy. We disclose the fair value of our investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

        A financial instrument's level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

        Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. We evaluate the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), we consider various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered include the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment.

        The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

        Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments that we hold are valued on the basis of prices provided by principal market makers. Generally investments marked in this manner are marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of our Board, based on, among other things, the input of our Advisor, our Audit Committee and one or more independent valuation firms engaged by our Board.

        With respect to unquoted securities, we value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        Our Board retains one or more independent valuation firms to review the valuation of each of our portfolio investments constituting a material portion of our portfolio for which market quotations are not available at least once during each 12-month period. However, our Board may exclude from such independent review de minimis investments of less than 1.0% of our total assets (up to an aggregate of 10% of our total assets).

        With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Advisor responsible for the portfolio investment or by an independent valuation firm;

  •
  Preliminary valuation conclusions are then documented and discussed with our senior management and our Advisor;

  •
  Our Audit Committee reviews the valuations presented and recommends values for each of the investments to our Board;

  •
  At least once annually, the valuation for each portfolio investment constituting a material portion of our portfolio will be reviewed by an independent valuation firm; and

  •
  Our Board discusses valuations and determines the fair value of each investment in our portfolio in good faith based upon the input of our Advisor, independent valuation firms, where applicable, and our Audit Committee.

        In following this approach, the types of factors that are taken into account in the fair value pricing of investments include, as relevant, but are not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio company's ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion. We currently conduct this valuation process on a quarterly basis.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

DESCRIPTION OF CAPITAL STOCK

        The following description of our capital stock is based on relevant portions of the DGCL and on our Certificate of Incorporation and Bylaws. We refer you to our Certificate of Incorporation and Bylaws, forms of which are incorporated by reference to the exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Capital Stock

General

        Under the terms of our Certificate of Incorporation, our authorized stock consists solely of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations. Unless our Board determines otherwise, we will issue all shares of our capital stock in uncertificated form.

        The following are our outstanding classes of securities as of March 31, 2020:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	51,649,812
Preferred Stock	10,000,000	—	—

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by the Certificate of Incorporation, federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any outstanding preferred stock to elect certain directors, as described below, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of our directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which, subject to the rights of holders of any outstanding preferred stock to elect certain directors as described below, means that holders of a majority of the outstanding shares of our common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        Our Certificate of Incorporation authorizes our Board to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each class or series of preferred stock, our Board will be required by Delaware law and by our Certificate of Incorporation to set the voting powers, full or limited, and the designations, preferences and relative, participation, optional or other special rights, and the qualifications, limitations or restrictions thereof, for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Stockholders should note, however, that any issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets (or 66 2/3% if certain disclosure and approval requirements are met) after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently intend to issue preferred stock during the next 12 months. The issuance of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect our common stock by making an investment in the common stock less attractive.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        The indemnification of our officers and directors is governed by Section 145 of the DGCL, our Certificate of Incorporation and Bylaws. Section 145(a) of the DGCL empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe such person's conduct was unlawful.

        Section 145(b) of the DGCL empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of such corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

        Section 145 of the DGCL further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. Section 145 of the DGCL also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Section 145 of the DGCL also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

        Our Certificate of Incorporation requires us to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom we may indemnify under that section. Our Certificate of Incorporation also provides that expenses incurred by our officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under our Certificate of Incorporation shall be paid in advance of the final disposition of such action, suit or proceeding.

        Our Certificate of Incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. Section 102(b)(7) of the DGCL provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director's duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

        Our Bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL.

        As a BDC, we are not permitted to, and will not indemnify our Advisor, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Delaware Anti-takeover Law

        The DGCL contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

        We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

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  prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

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  at or subsequent to such time, the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

        Section 203 of the DGCL defines "business combination" to include the following:

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  any merger or consolidation involving the corporation and the interested stockholder;

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  any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

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  subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

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  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

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  the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        In general, Section 203 of the DGCL defines an "interested stockholder" as any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

        The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Classified Board of Directors

        Our Certificate of Incorporation provides that our Board, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, is divided into three classes of directors, as nearly equal in number as possible, serving staggered three-year terms. The current terms of the first, second and third classes will expire at each annual meeting of our stockholders and, in each case, those directors will serve until their successors are duly elected and qualify or until his or her resignation, removal from office, death or incapacity. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

        Our Bylaws provide that, unless otherwise provided in our Certificate of Incorporation, the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote at such meeting is required to elect a director. Under our Certificate of Incorporation, our Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

        Our Certificate of Incorporation provides that the number of directors is set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our Certificate of Incorporation does not), directors on a classified board such as our Board may be removed only for cause. Under our Certificate of Incorporation and Bylaws, subject to the applicable requirements of the 1940 Act and the rights of holders of one or more series of preferred stock, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our remaining directors then in office, even if our remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders

        Our Certificate of Incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This provision, combined with the requirements by our Certificate of Incorporation regarding the calling of an annual meeting or special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of our Board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. Nominations of persons for election to our Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that our Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

        Our Certificate of Incorporation provides that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Our Certificate of Incorporation also provides that, except as otherwise required by law, special meetings of the stockholders can only be called by the Chairman of our Board, the Chief Executive Officer or our Board. In addition, our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to our Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder's intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Conflict with 1940 Act

        Our Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our Certificate of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

        Our Certificate of Incorporation provides that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, our Certificate of Incorporation or Bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder's address as it appears on our records, with postage thereon prepaid.

DIVIDEND REINVESTMENT PLAN

        We have adopted a DRIP that is an "opt out" DRIP. As a result, if our Board declares a cash distribution, then our stockholders who acquire shares of our common stock after our listing and have not elected to "opt out" of our DRIP will have their cash distributions automatically reinvested in additional shares of our common stock as described below. Any stockholders who held shares of our common stock prior to our listing had to opt in to the DRIP.

        No action would be required on the part of a registered stockholder who acquired shares of our common stock after our listing on the New York Stock Exchange to have his or her cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for each stockholder to acquire shares in non-certificated form through the plan if such stockholders have not elected to receive their distributions in cash. Those stockholders who hold shares through a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

        With respect to each distribution, our Board reserves the right, subject to the provisions of the 1940 Act, to either issue new shares of common stock or to make open market purchases of its shares for the accounts of participants. Following our listing on the New York Stock Exchange, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of common stock at the close of regular trading on the New York Stock Exchange on the date of such distribution subject to the adjustments described below. The market price per share of common stock on a particular date shall be the closing price for such shares on the New York Stock Exchange on such date or, if no sale is reported for such date, at the average of their reported bid and asked prices. However, if the market price per share exceeds the most recently computed NAV per share, we will issue shares at the greater of (i) the most recently computed NAV per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed NAV per share).

        There will be no brokerage or other charges to stockholders who participate in the plan. The DRIP administrator's fees under the plan will be paid by us. Participants may terminate their accounts under the plan by notifying the plan administrator in writing. Such termination will be effective immediately if received by the plan administrator at least three days prior to any distribution date; otherwise such termination or resumption will be effective with respect to subsequent distributions. Following this offering, if a participant elects to sell part or all of his, her or its shares held by the plan administrator and have the proceeds remitted to the participant, such request must first be submitted to the participant's broker, who will coordinate with the plan administrator and is authorized to deduct a per-share brokerage commission from the sale proceeds.

        Stockholders who receive distributions in the form of shares are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder's cash dividends would be reinvested in shares, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends. A stockholder's basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the stockholder's basis in the new shares will generally be equal to its fair market value. Any shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which such shares are credited to the U.S. holder's account.

        The DRIP may be amended or terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. Upon any termination, the plan administrator will cause the shares of common stock held for a participant under the plan to be delivered to the participant.

        Additional information concerning the DRIP may be obtained from the plan administrator by mail at 615 E. Michigan St., Milwaukee, WI 53202 or by phone at (855) 862-6092. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the DRIP to their broker or nominee.

 MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pass-through entities (including S-corporations) pension plans and trusts, financial institutions, real estate investment trusts ("REITs"), RICs, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar and financial institutions. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS"), regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we were to invest in tax-exempt securities or certain other investment assets.

        For purposes of this discussion, a "U.S. stockholder" is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

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  a citizen or individual resident of the United States;

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  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

        A "non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

        We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, dividends of an amount at least equal to 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid (the "Annual Distribution Requirement"). Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax (the "Excise Tax Avoidance Requirement").

Taxation as a RIC

        If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement;

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  then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we timely distribute (or are deemed to timely distribute) to stockholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed or are deemed distributed as dividends to our stockholders.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

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  qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in "qualified publicly traded partnerships" (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (collectively, the "Diversification Tests").

        We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether the Company satisfies the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement described above, the Company's proper proportion of any investment in the securities of that issuer that are held by a member of our "controlled group" must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

        In addition, as a RIC we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the U.S. federal excise tax requirements, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income or capital gains.

        A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash taxable income.

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and avoid a fund-level tax.

        Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Qualifying Assets—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Some of the income and fees that we may recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates (and any applicable U.S. state and local taxes). The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

        Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates (as well as any applicable U.S. state and local taxes), we would not be able to deduct dividend distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as "qualified dividend income," which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

        Although we expect to operate in a manner so as to qualify continuously as a RIC, we or our investment adviser may decide in the future that we should be taxed as a C corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interest.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Our Investments—General

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without receipt of a corresponding cash payment, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

        Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

        A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses or future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

        Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to our stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, or a QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC" above.

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        Some of the income that we might otherwise realize directly, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be established and used to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

        The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

        The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "—Taxation of Non-U.S. Stockholders" below.

Distributions

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder's income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends received deduction. Subject to any future regulatory guidance to the contrary, distributions we make to stockholders in respect of any qualified publicly traded partnership income we receive will ostensibly not be eligible for the 20% pass through deduction accorded to non-corporate taxpayers under Section 199A of the Code in respect of such income received directly from a publicly traded partnership.

        Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder's income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. A stockholder's basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the stockholder's basis in the new shares will generally be equal to its fair market value.

        Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but report the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their pro rata share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their pro rata allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for their shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

        If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

        Until and unless we are treated as a "publicly offered regulated investment company" (within the meaning of Section 67 of the Code) as a result of either (1) shares of our common stock and our preferred stock collectively being held by at least 500 persons at all times during a taxable year, (2) shares of our common stock being treated as regularly traded on an established securities market for any taxable year, or (3) shares of our common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act), for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (1) our earnings will be computed without taking into account such U.S. stockholders' allocable shares of the management and incentive fees paid to our Advisor and certain of our other expenses, (2) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder's allocable share of these fees and expenses for such taxable year, (3) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder's allocable share of these fees and expenses for the calendar year and (4) each such U.S. stockholder's allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder's miscellaneous itemized deductions exceeds 2% of such U.S. stockholder's adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Dispositions

        A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares of our common stock for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock or substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, non-corporate U.S. stockholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. These rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax on Net Investment Income

        A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder's "net investment income" for a taxable year and (ii) the excess of the U.S. stockholder's modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers and $125,000 in the case of married individuals filing a separate return). For these purposes, "net investment income" will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Tax Shelter Reporting Regulations

        Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

Backup Withholding

        Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

        If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

        The following discussion applies only to non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder's particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences to such non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisers before investing in our common stock.

Distributions; Dispositions

        Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in shares of our common stock.

        Subject to the discussion below, distributions of our "investment company taxable income" to non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Non-U.S. source interest income is not eligible for exemption from U.S. federal withholding tax, and distributions of non-U.S. source income will be subject to the 30% U.S. withholding tax unless reduced by an applicable tax treaty.

        Certain properly reported dividends received by a non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our "qualified net interest income" (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year), in each case provided we report them as such and certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report a payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of shares of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or, in the case of an individual non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

        If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

        A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts

        Under the Code and Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of the dividends on our common stock to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement" or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

        Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in shares of our common stock.

Tax Shelter Reporting Regulations

        If a stockholder recognizes a loss with respect to its shares of common stock in excess of certain prescribed thresholds (generally, $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING
THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE
COMPANY, INCLUDING THE STATE, LOCAL AND NON-U.S. INCOME AND OTHER
TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON STOCK.

 CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

        Our assets are held by U.S. Bank pursuant to a custody agreement. The principal business address of U.S. Bank is 615 E. Michigan St., Milwaukee, WI 53202.

        U.S. Bank serves as our transfer agent and dividend disbursing agent. The principal business address of U.S. Bank is 615 E. Michigan St., Milwaukee, WI 53202.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Since we will generally acquire and dispose of investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, our Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker based partly upon brokerage or research services provided to us, our Advisor and any other accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

        The Investment Advisory Agreement permits our Advisor, subject to review by our Board from time to time, to purchase and sell portfolio securities to and from brokers who provide our Advisor with access to supplemental investment and market research and security and economic analyses. Such brokers may execute brokerage transactions at a higher cost to us than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which we effect our securities transactions may be used by our Advisor in servicing other clients and not all of these services may be used by our Advisor in connection with the client generating the brokerage credits. The fees received under the Investment Advisory Agreement are not reduced by reason of our Advisor receiving such brokerage and research services.

        We expect that our portfolio transactions will be generally effected at a net price without a broker's commission (i.e., a dealer is dealing with us as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Investment Advisory Agreement provides that our Advisor, on occasions when it deems the purchase or sale of a security to be in the best interests of us as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for us with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, will be made by our Advisor in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for us. We have paid no brokerage commissions during the last three fiscal years.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Dechert LLP, New York, NY. In addition, Dechert LLP has, from time to time, represented Bain Capital Credit and our Advisor on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the dealer managers by Ropes & Gray LLP, New York, NY. Dechert LLP has, from time to time, advised the dealer managers and their affiliates on certain matters.

 EXPERTS

        The financial statements as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019 and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) as of December 31, 2019 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, 02210, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

 ADDITIONAL INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to shares of our common stock offered by this prospectus. The registration statement contains additional information about us and shares of our common stock being offered by this prospectus.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.baincapitalbdc.com, and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: c/o BCSF Advisors, LP, 200 Clarendon Street, 37th Floor, Boston, MA 02116, Attention: Investor Relations, or by telephone (collect) at (617) 516-2350. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov.

 INCORPORATION BY REFERENCE

        Pursuant to the Small Business Credit Availability Act, we are allowed to "incorporate by reference" the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this registration statement, and later information that we file with the SEC will automatically update and supersede this information.

        We incorporate by reference any future filings (including those made after the date of the filing of this registration statement) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, subsequent to the date of this registration statement until all of the securities offered by this prospectus have been sold or we otherwise terminate the offering of these securities; provided, however, that information "furnished" under Item 2.02 or Item 7.01 of Form 8-K or other information "furnished" to the SEC, which is not deemed filed, is not incorporated by reference (unless specifically set forth in such filing).

 MANAGEMENT'S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

        Management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act). Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

        Management assessed the effectiveness of our internal control over financial reporting at December 31, 2019. In making this assessment, we used criteria set forth in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 COSO Framework). Based on our assessment, management concluded that, at December 31, 2019, our internal control over financial reporting is effective.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with policies or procedures may deteriorate.

        The effectiveness of our internal control over financial reporting as of December 31, 2019 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	As of	As of
	March 31, 2020	December 31, 2019
	(Unaudited)
Assets
Investments at fair value:
Non-controlled/non-affiliate investments (amortized cost of $2,498,268 and $2,416,854, respectively)	$2,355,277	$2,403,250
Non-controlled/affiliate investment (amortized cost of $6,720 and $6,720, respectively)	6,720	6,720
Controlled affiliate investment (amortized cost of $120,246 and $113,689, respectively)	122,536	117,085
Cash and cash equivalents	55,128	36,531
Foreign cash (cost of $943 and $854, respectively)	632	810
Restricted cash and cash equivalents	18,706	31,505
Collateral on forward currency exchange contracts	392	—
Deferred financing costs	3,891	3,182
Interest receivable on investments	15,156	22,482
Receivable for sales and paydowns of investments	10,595	21,994
Unrealized appreciation on forward currency exchange contracts	12,903	1,034
Dividend receivable	2,405	961

Total Assets	$2,604,341	$2,645,554

Liabilities
Debt (net of unamortized debt issuance costs of $4,483 and $4,584, respectively)	$1,654,900	$1,574,635
Interest payable	11,422	15,534
Payable for investments purchased	367	293
Collateral payable on forward currency exchange contracts	473	331
Unrealized depreciation on forward currency exchange contracts	—	1,252
Base management fee payable	15,991	7,265
Incentive fee payable	4,513	4,513
Accounts payable and accrued expenses	2,722	2,155
Distributions payable	21,176	21,176

Total Liabilities	1,711,564	1,627,154

Commitments and Contingencies (See Note 10)
Net Assets
Preferred stock, $0.001 par value per share, 10,000,000,000 shares authorized, none issued and outstanding as of March 31, 2020 and December 31, 2019, respectively	$—	$—
Common stock, par value $0.001 per share, 100,000,000,000 and 100,000,000,000 shares authorized, 51,649,812 and 51,649,812 shares issued and outstanding as of March 31, 2020 and December 31, 2019, respectively	52	52
Paid in capital in excess of par value	1,038,343	1,038,343
Total distributable earnings (loss)	(145,618)	(19,995)

Total Net Assets	892,777	1,018,400

Total Liabilities and Total Net assets	$2,604,341	$2,645,554

Net asset value per share	$17.29	$19.72

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended March 31,	For the Three Months Ended March 31,
	2020	2019
Income
Investment income from non-controlled/non-affiliate investments:
Interest from investments	$47,871	$30,388
Dividend income	33	15
Other income	440	22

Total investment income from non-controlled/non-affiliate investments	48,344	30,425
Investment income from controlled affiliate investments:
Interest from investments	772	107
Dividend income	2,380	9,358

Total investment income from controlled affiliate investments	3,152	9,465

Total investment income	51,496	39,890

Expenses
Interest and debt financing expenses	17,876	10,546
Base management fee	8,726	6,751
Incentive fee	—	4,086
Professional fees	970	550
Directors fees	175	105
Other general and administrative expenses	1,249	841

Total expenses before fee waivers	28,996	22,879
Base management fee waiver	—	(2,250)
Incentive fee waiver	—	(1,982)

Total expenses, net of fee waivers	28,996	18,647

Net investment income	22,500	21,243

Net realized and unrealized gains (losses)
Net realized loss on non-controlled/non-affiliate investments	(10,456)	(850)
Net realized gain (loss) on foreign currency transactions	(415)	6
Net realized gain on forward currency exchange contracts	1,505	3,633
Net change in unrealized depreciation on foreign currency translation	(209)	(198)
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	13,121	(3,283)
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliate investments	(129,387)	14,367
Net change in unrealized appreciation (depreciation) on controlled affiliate investments	(1,106)	4,395

Total net gains (losses)	(126,947)	18,070

Net increase (decrease) in net assets resulting from operations	$(104,447)	$39,313

Per Common Share Data
Basic and diluted net investment income per common share	$0.44	$0.41
Basic and diluted increase (decrease) in net assets resulting from operations per common share	$(2.02)	$0.76
Basic and diluted weighted average common shares outstanding	51,649,812	51,482,137

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Changes in Net Assets

(in thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended March 31,	For the Three Months Ended March 31,
	2020	2019
Operations:
Net investment income	$22,500	$21,243
Net realized gain (loss)	(9,366)	2,789
Net change in unrealized appreciation (depreciation)	(117,581)	15,281

Net increase (decrease) in net assets resulting from operations	(104,447)	39,313

Stockholder distributions:
Distributions from distributable earnings	(21,176)	(21,108)

Net decrease in net assets resulting from stockholder distributions	(21,176)	(21,108)

Total increase (decrease) in net assets	(125,623)	18,205
Net assets at beginning of period	1,018,400	1,001,629

Net assets at end of period	$892,777	$1,019,834

Net asset value per common share	$17.29	$19.81

Common stock outstanding at end of period	51,649,812	51,482,137

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Cash Flows

(in thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended March 31,	For the Three Months Ended March 31,
	2020	2019
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(104,447)	$39,313
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(275,880)	(370,322)
Proceeds from principal payments and sales of investments	190,565	153,616
Net realized loss from investments	10,456	850
Net realized (gain) loss on foreign currency transactions	415	(6)
Net change in unrealized (appreciation) depreciation on forward currency exchange contracts	(13,121)	3,283
Net change in unrealized (appreciation) depreciation on investments	130,493	(18,762)
Net change in unrealized depreciation on foreign currency translation	209	198
Increase in investments due to PIK	(241)	(101)
Accretion of discounts and amortization of premiums	(1,296)	(839)
Amortization of deferred financing costs and debt issuance costs	641	311
Changes in operating assets and liabilities:
Collateral on forward currency exchange contracts	(392)	(400)
Interest receivable on investments	7,326	(1,723)
Prepaid insurance	—	2
Dividend receivable	(1,444)	(441)
Other assets	—	(3,701)
Interest payable	(4,112)	261
Collateral payable on forward currency exchange contracts	142	—
Base management fee payable	8,726	1,551
Incentive fee payable	—	(1,197)
Accounts payable and accrued expenses	567	1,024

Net cash used in operating activities	(51,393)	(197,083)

Cash flows from financing activities
Borrowings on debt	333,272	465,929
Repayments on debt	(252,936)	(186,000)
Payments of financing costs	(1,250)	(124)
Payments of offering costs	—	(89)
Stockholder distributions paid	(21,176)	(21,108)

Net cash provided by financing activities	57,910	258,608

Net increase in cash, foreign cash, restricted cash and cash equivalents	6,517	61,525
Effect of foreign currency exchange rates	(897)	(167)
Cash, foreign cash, restricted cash and cash equivalents, beginning of period	68,846	33,271

Cash, foreign cash, restricted cash and cash equivalents, end of period	$74,466	$94,629

Supplemental disclosure of cash flow information:
Cash interest paid during the period	$21,347	$9,974

	As of March 31,	As of March 31,
	2020	2019
Cash	$55,128	$79,141
Restricted cash	18,706	14,009
Foreign cash	632	1,479

Total cash, foreign cash, restricted cash, and cash equivalents shown in the consolidated statements of cash flows	$74,466	$94,629

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments

As of March 31, 2020

(In thousands)

(unaudited)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
Non-Controlled/Non-Affiliate Investments
	Aerospace & Defense	Forming & Machining Industries Inc.(18)(19)(21)	Second Lien Senior Secured Loan	L+ 8.25%	9.32%	10/9/2026	$6,540	6,481	5,069
		Forming & Machining Industries Inc.(12)(18)(29)	First Lien Senior Secured Loan	L+ 4.00%	5.07%	10/9/2025	$16,735	16,611	13,221
		GSP Holdings, LLC(7)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.50%	6.81%	11/6/2025	$36,177	35,858	34,187
		GSP Holdings, LLC(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	6.60%	11/6/2025	$4,534	4,491	4,284
		Kellstrom Aerospace Group, Inc(14)(19)(25)	Equity Interest	—	—	—	1	1,963	1,313
		Kellstrom Commercial Aerospace, Inc.(2)(3)(5)(18)(19)	First Lien Senior Secured Loan—Delayed Draw	—	—	7/1/2025	$—	(34)	(96)
		Kellstrom Commercial Aerospace, Inc.(15)(19)(21)(26)	First Lien Senior Secured Loan—Revolver	P+ 4.50%	7.49%	7/1/2025	$6,398	6,284	6,238
		Kellstrom Commercial Aerospace, Inc.(12)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.91%	7/1/2025	$33,864	33,247	33,017
		Novetta, LLC(12)(15)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.00%	10/17/2022	$6,564	6,487	5,852
		Precision Ultimate Holdings, LLC(14)(19)(25)	Equity Interest	—	—	—	1,417	1,417	1,048
		Salient CRGT, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 6.50%	7.57%	2/28/2022	$12,633	12,665	10,422
		WCI-HSG HOLDCO, LLC(14)(19)(25)	Preferred Equity	—	—	—	675	675	953
		WCI-HSG Purchaser, Inc.(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.25%	5.26%	2/24/2025	$2,687	2,654	2,546
		WCI-HSG Purchaser, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	5.57%	2/24/2025	$17,734	17,518	16,803
		Whitcraft LLC(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 6.00%	7.45%	4/3/2023	$1,450	1,432	1,432
		Whitcraft LLC(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 6.00%	7.45%	4/3/2023	$40,486	40,086	40,082
		WP CPP Holdings, LLC.(12)(15)(21)(29)	Second Lien Senior Secured Loan	L+ 7.75%	9.53%	4/30/2026	$11,724	11,625	8,050

							Aerospace & Defense Total	$199,460	$184,421	20.7%

	Automotive	CST Buyer Company(3)(15)(19)(21)	First Lien Senior Secured Loan—Revolver	L+ 5.00%	6.07%	10/3/2025	$1,314	1,285	1,281
		CST Buyer Company(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.75%	6.82%	10/3/2025	$36,797	36,210	36,245
		JHCC Holdings, LLC(2)(3)(5)(18)(19)(28)	First Lien Senior Secured Loan—Delayed Draw	—	—	9/9/2025	$—	(39)	(266)
		JHCC Holdings, LLC(3)(7)(18)(19)	First Lien Senior Secured Loan—Revolver	P+ 4.50%	10.00%	9/9/2025	$371	331	250
		JHCC Holdings, LLC(7)(18)(19)	First Lien Senior Secured Loan—Delayed Draw	P+ 4.50%	7.75%	9/9/2025	$2,238	2,230	2,143
		JHCC Holdings, LLC(7)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.50%	6.36%	9/9/2025	$29,602	29,200	28,344

							Automotive Total	$69,217	$67,997	7.6%

	Banking	Green Street Parent, LLC(3)(18)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.25%	6.45%	8/27/2025	$1,210	1,166	1,028
		Green Street Parent, LLC(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 5.25%	6.32%	8/27/2026	$14,444	14,174	13,360

							Banking Total	$15,340	$14,388	1.6%

	Beverage, Food & Tobacco	NPC International, Inc.(12)(15)(21)(33)	Second Lien Senior Secured Loan	L+ 7.50%	9.28%	4/18/2025	$9,159	9,189	235
		NPC International, Inc.(15)(33)	First Lien Senior Secured Loan	L+ 3.50%	5.28%	4/19/2024	$4,937	4,961	2,117
		NPC International, Inc.(19)(32)	First Lien Senior Secured Loan	L+ 10.00%	11.50%	1/21/2021	$389	365	389

							Beverage, Food & Tobacco Total	$14,515	$2,741	0.3%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	Capital Equipment	Dorner Manufacturing Corp.(2)(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	3/15/2022	$—	(11)	(11)
		Dorner Manufacturing Corp.(12)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	6.75%	3/15/2023	$7,672	7,556	7,595
		East BCC Coinvest II,LLC(14)(19)(25)	Equity Interest	—	—	—	1,419	1,419	1,030
		Electronics For Imaging, Inc.(12)(18)(19)(21)(29)	Second Lien Senior Secured Loan	L+ 9.00%	10.45%	7/23/2027	$13,070	12,271	11,599
		Engineered Controls International, LLC(12)(19)(21)(29)(32)	First Lien Senior Secured Loan	L+ 7.00%	8.50%	11/5/2024	$33,389	32,690	32,638
		EXC Holdings III Corp.(12)(15)(21)(29)	Second Lien Senior Secured Loan	L+ 7.50%	9.41%	12/1/2025	$8,241	8,252	6,484
		FCG Acquisitions, Inc.(14)(19)(25)	Preferred Equity	—	—	—	4	4,251	6,381
		FFI Holdings I Corp(7)(15)(19)(30)	First Lien Senior Secured Loan—Revolver	L+ 5.75%	6.96%	1/24/2025	$5,432	5,365	5,310
		FFI Holdings I Corp(7)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.25%	1/24/2025	$68,927	68,383	67,376
		Tidel Engineering, L.P.(3)(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.25%	5.25%	3/1/2023	$2,833	2,833	2,833
		Tidel Engineering, L.P.(7)(15)(19)(29)	First Lien Senior Secured Loan	L+ 6.25%	7.70%	3/1/2024	$37,835	37,835	37,268
		Velvet Acquisition B.V.(6)(18)(19)(21)	Second Lien Senior Secured Loan	EURIBOR+ 8.00%	8.00%	4/17/2026	€6,013	7,328	6,597

							Capital Equipment Total	$188,172	$185,100	20.7%

	Chemicals, Plastics & Rubber	AP Plastics Group, LLC(3)(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.00%	5.00%	8/2/2021	$7,084	7,084	7,084
		AP Plastics Group, LLC(7)(15)(19)(21)	First Lien Senior Secured Loan	L+ 5.25%	6.83%	8/1/2022	$19,856	19,593	19,558
		Niacet b.v.(15)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 4.50%	5.50%	2/1/2024	€3,680	3,945	3,957
		Plaskolite, Inc.(15)(29)	First Lien Senior Secured Loan	L+ 4.25%	5.25%	12/15/2025	$3,126	3,080	2,728

							Chemicals, Plastics & Rubber Total	$33,702	$33,327	3.7%

	Construction & Building	Chase Industries, Inc.(15)(19)(29)	First Lien Senior Secured Loan—Delayed Draw	L+ 4.00%	4.99%	5/12/2025	$1,118	1,114	1,039
		Chase Industries, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.00% (1.5% PIK)	6.49%	5/12/2025	$11,826	11,779	10,999
		Elk Parent Holdings, LP(14)(19)(25)	Equity Interest	—	—	—	1	12	—
		Elk Parent Holdings, LP(14)(19)(25)	Preferred Equity	—	—	—	120	1,202	939
		PP Ultimate Holdings B, LLC(14)(19)(25)	Equity Interest	—	—	—	1	1,352	1,539
		Profile Products LLC(3)(7)(19)(31)	First Lien Senior Secured Loan—Revolver	P+ 4.50%	7.75%	12/20/2024	$2,683	2,623	2,549
		Profile Products LLC(7)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.50%	6.95%	12/20/2024	$36,444	35,821	35,168
		Regan Development Holdings Limited(6)(17)(19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€2,051	2,235	2,245
		Regan Development Holdings Limited(6)(17)(19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€665	755	728
		Regan Development Holdings Limited(6)(17)(19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€6,226	6,714	6,797
		YLG Holdings, Inc.(2)(3)(15)(19)(28)	First Lien Senior Secured Loan—Delayed Draw	—	—	10/31/2025	$—	—	(167)
		YLG Holdings, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.75%	6.75%	10/31/2025	$7,691	7,611	7,413
		YLG Holdings, Inc.(7)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.51%	10/31/2025	$38,765	38,416	37,505

							Construction & Building Total	$109,634	$106,754	12.0%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	Consumer Goods: Durable	New Milani Group LLC(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.45%	6/6/2024	$17,056	16,931	16,459
		TLC Holdco LP(14)(19)(25)	Equity Interest	—	—	—	1,188	1,186	956
		TLC Purchaser, Inc.(2)(3)(5)(19)	First Lien Senior Secured Loan—Delayed Draw	—	—	10/13/2025	$—	(66)	(303)
		TLC Purchaser, Inc.(3)(19)(21)	First Lien Senior Secured Loan—Revolver	P+ 4.75%	8.00%	10/13/2025	$7,832	7,668	7,454
		TLC Purchaser, Inc.(12)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.75%	6.75%	10/13/2025	$42,615	41,813	40,804

							Consumer Goods: Durable Total	$67,532	$65,370	7.3%

	Consumer Goods: Non-Durable	FineLine Technologies, Inc.(19)(21)(31)	First Lien Senior Secured Loan—Revolver	P+ 3.25%	6.50%	11/4/2022	$2,621	2,602	2,581
		FineLine Technologies, Inc.(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 4.25%	5.62%	11/4/2022	$31,305	31,155	30,835
		MND Holdings III Corp(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 3.50%	4.95%	6/19/2024	$10,696	10,712	9,413
		RoC Opco LLC(15)(19)(21)	First Lien Senior Secured Loan—Revolver	L+ 7.25%	8.20%	2/25/2025	$10,241	10,073	10,241
		RoC Opco LLC(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 7.25%	8.70%	2/25/2025	$40,793	39,924	40,793
		Solaray, LLC(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 6.50%	7.98%	9/11/2023	$14,536	14,536	13,773
		Solaray, LLC(3)(7)(15)(19)(34)	First Lien Senior Secured Loan—Revolver	L+ 4.50%	6.19%	9/9/2022	$12,127	12,086	12,127
		Solaray, LLC(7)(15)(19)(21)	First Lien Senior Secured Loan	L+ 6.50%	8.26%	9/11/2023	$42,500	42,500	40,269
		WU Holdco, Inc.(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 5.50%	7.19%	3/26/2026	$5,630	5,572	5,363
		WU Holdco, Inc.(3)(7)(18)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	6.72%	3/26/2025	$3,918	3,865	3,731
		WU Holdco, Inc.(7)(15)(21)(19)	First Lien Senior Secured Loan	L+ 5.50%	6.99%	3/26/2026	$39,619	38,862	37,737

							Consumer Goods: Non-Durable Total	$211,887	$206,863	23.2%

	Containers, Packaging, & Glass	Automate Intermediate Holdings II S.à r.l.(6)(18)(19)(21)	Second Lien Senior Secured Loan	L+ 7.75%	8.74%	7/22/2027	$11,870	11,642	11,485

							Containers, Packaging, & Glass Total	$11,642	$11,485	1.3%

	Energy: Electricity	Infinite Electronics International Inc.(12)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 4.00%	4.99%	7/2/2025	$19,702	19,690	18,471
		Infinite Electronics International Inc.(18)(19)(21)	Second Lien Senior Secured Loan	L+ 8.00%	8.94%	7/2/2026	$2,480	2,434	2,313

							Energy: Electricity Total	$22,124	$20,784	2.3%

	Energy: Oil & Gas	Amspec Services, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.75%	6.20%	7/2/2024	$5,553	5,503	5,553
		Amspec Services, Inc.(7)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.20%	7/2/2024	$43,988	43,515	42,888
		Blackbrush Oil & Gas, L.P.(12)(15)(21)(29)(33)	First Lien Senior Secured Loan	L+ 8.00%	9.89%	2/9/2024	$32,075	31,585	23,736

							Energy: Oil & Gas Total	$80,603	$72,177	8.1%

	Environmental Industries	Adler & Allan Group Limited(6)(17)(19)(21)(22)	First Lien Last Out	GBP LIBOR+ 8.25% (2% PIK)	10.92%	9/30/2022	£13,279	16,821	16,258

							Environmental Industries Total	$16,821	$16,258	1.8%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	FIRE: Finance	Allworth Financial Group, L.P.(2)(3)(5)(7)(18)(19)	First Lien Senior Secured Loan—Revolver	—	—	12/31/2025	$—	(23)	(24)
		Allworth Financial Group, L.P.(7)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.50%	6.95%	12/31/2025	$15,032	14,888	14,881

							FIRE: Finance Total	$14,865	$14,857	1.7%

	FIRE: Insurance	Ivy Finco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.27%	5/19/2025	£7,217	8,957	8,769
		Ivy Finco Limited(3)(6)(18)(19)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.47%	5/19/2025	£4,862	5,985	5,852
		Margaux Acquisition Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 6.00%	7.41%	12/19/2024	$2,180	2,023	1,691
		Margaux Acquisition, Inc.(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	6.50%	12/19/2024	$2,873	2,816	2,722
		Margaux Acquisition Inc.(7)(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.50%	7.41%	12/19/2024	$28,844	28,342	27,329
		Margaux UK Finance Limited(3)(6)(7)(15)(19)	First Lien Senior Secured Loan—Revolver	GBP LIBOR+ 5.50%	6.50%	12/19/2024	£495	567	596
		Margaux UK Finance Limited(6)(15)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.50%	6.50%	12/19/2024	£7,687	9,850	9,244

							FIRE: Insurance Total	$58,540	$56,203	6.3%

	FIRE: Real Estate	Spectre (Carrisbrook House) Limited(6)(15)(19)	First Lien Senior Secured Loan	EURIBOR+ 7.50%	8.50%	8/9/2021	€9,300	10,805	10,024

							FIRE: Real Estate Total	$10,805	$10,024	1.1%

	Forest Products & Paper	Solenis International LLC(18)(21)	Second Lien Senior Secured Loan	L+ 8.50%	10.11%	6/26/2026	$10,601	10,309	7,367

							Forest Products & Paper Total	$10,309	$7,367	0.8%

	Healthcare & Pharmaceuticals	CB Titan Holdings, Inc.(14)(19)(25)	Preferred Equity	—	—	—	1,953	1,953	1,738
		CPS Group Holdings, Inc.(7)(15)(19)	First Lien Senior Secured Loan—Revolver	P+ 4.50%	7.75%	3/3/2025	$4,934	4,861	4,847
		CPS Group Holdings, Inc.(7)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.50%	6.95%	3/3/2025	$55,765	55,269	54,790
		Datix Bidco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan—Revolver	GBP LIBOR+ 4.50%	5.22%	10/28/2024	£973	1,152	1,182
		Datix Bidco Limited(6)(18)(19)(21)	Second Lien Senior Secured Loan	GBP LIBOR+ 7.75%	8.63%	4/27/2026	£12,134	16,317	14,705
		Datix Bidco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	BBSW+ 4.50%	5.50%	4/28/2025	AUD 4,212	3,206	2,519
		Golden State Buyer, Inc.(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.75%	5.74%	6/22/2026	$15,191	15,052	14,432
		Great Expressions Dental Centers PC(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.75% (0.5% PIK)	6.32%	9/28/2022	$1,173	1,160	939
		Great Expressions Dental Centers PC(12)(15)(19)	First Lien Senior Secured Loan	L+ 5.25%	7.17%	9/28/2023	$7,662	7,544	6,125
		Island Medical Management Holdings, LLC(15)(19)(29)	First Lien Senior Secured Loan	L+ 6.50%	7.95%	9/1/2022	$9,134	9,053	8,220
		Medical Depot Holdings, Inc.(12)(15)(21)	First Lien Senior Secured Loan	L+ 7.50%	8.95%	1/3/2023	$16,271	15,105	9,971
		Mendel Bidco, Inc.(18)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 4.50%	4.50%	6/17/2027	€10,033	11,141	10,732
		Mendel Bidco, Inc.(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	5.77%	6/17/2027	$19,966	19,505	19,467
		Mertus 522. GmbH(6)(18)(19)	First Lien Senior Secured Loan—Delayed Draw	EURIBOR+ 5.75%	5.75%	5/28/2026	€13,131	14,092	14,118
		Mertus 522. GmbH(6)(18)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 5.75%	5.75%	5/28/2026	€22,468	24,559	24,157
		TecoStar Holdings, Inc.(12)(15)(19)(21)(29)	Second Lien Senior Secured Loan	P+ 7.50%	10.75%	11/1/2024	$9,472	9,293	9,188
		U.S. Anesthesia Partners, Inc.(12)(15)(19)(21)	Second Lien Senior Secured Loan	L+ 7.25%	8.24%	6/23/2025	$16,520	16,344	12,473

							Healthcare & Pharmaceuticals Total	$225,606	$209,603	23.5%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	High Tech Industries	AMI US Holdings Inc.(3)(6)(12)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.25%	6.45%	4/1/2024	$1,605	1,576	1,561
		AMI US Holdings Inc.(6)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.25%	6.83%	4/1/2025	$13,124	12,894	12,796
		Appriss Holdings, Inc.(3)(7)(18)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	6.49%	5/30/2025	$2,329	2,271	2,164
		Appriss Holdings, Inc.(7)(18)(19)(21)	First Lien Senior Secured Loan	L+ 5.50%	6.49%	5/29/2026	$48,753	48,171	47,047
		CB Nike IntermediateCo Ltd(6)(15)(19)(21)	First Lien Senior Secured Loan—Revolver	L+ 5.00%	6.45%	10/31/2025	$4,428	4,345	4,328
		CB Nike IntermediateCo Ltd(6)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.78%	10/31/2025	$35,334	34,672	34,539
		CMI Marketing Inc(3)(15)(19)(29)	First Lien Senior Secured Loan—Revolver	L+ 4.50%	5.50%	5/24/2023	$1,408	1,395	1,408
		CMI Marketing Inc(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	5.50%	5/24/2024	$15,217	15,104	15,217
		Drilling Info Holdings, Inc(12)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 4.25%	5.24%	7/30/2025	$22,552	22,479	20,748
		Element Buyer, Inc.(3)(7)(19)(27)(31)	First Lien Senior Secured Loan—Delayed Draw	P+ 4.25%	8.45%	7/18/2025	$9,010	9,057	8,785
		Element Buyer, Inc.(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.25%	6.25%	7/19/2024	$4,250	4,189	4,165
		Element Buyer, Inc.(7)(15)(19)(21)	First Lien Senior Secured Loan	L+ 5.25%	6.25%	7/18/2025	$37,677	37,992	36,923
		Everest Bidco(6)(15)(19)(21)	Second Lien Senior Secured Loan	GBP LIBOR+ 7.50%	8.10%	7/3/2026	£10,216	13,105	12,223
		MeridianLink, Inc.(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.00%	5.07%	5/30/2025	$1,820	1,801	1,711
		MRI Software LLC(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.50%	6.57%	2/10/2026	$22,469	22,364	22,132
		MRI Software LLC(2)(3)(5)(15)(19)(28)	First Lien Senior Secured Loan—Delayed Draw	—	—	2/10/2026	$—	(44)	(39)
		MRI Software LLC(3)(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	6.57%	2/10/2026	$891	932	864
		Netsmart Technologies, Inc.(15)(21)	Second Lien Senior Secured Loan	L+ 7.50%	8.95%	10/19/2023	$2,749	2,749	2,234
		nThrive, Inc.(15)(19)(21)	Second Lien Senior Secured Loan	L+ 9.75%	10.75%	4/20/2023	$8,000	7,987	6,940
		Park Place Technologies(15)(21)	Second Lien Senior Secured Loan	L+ 8.00%	9.00%	3/30/2026	$6,733	6,686	6,607
		Symplr Software, Inc.(7)(18)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	6.60%	11/30/2023	$4,965	4,913	4,679
		Symplr Software, Inc.(7)(18)(19)(21)	First Lien Senior Secured Loan	L+ 5.50%	6.57%	11/28/2025	$60,906	60,087	57,404
		Utimaco, Inc.(6)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 4.50%	6.42%	8/9/2027	$14,850	14,504	14,478
		Ventiv Topco, Inc.(14)(19)(25)	Equity Interest	—	—	—	28	2,833	2,633
		Ventiv Holdco, Inc.(3)(7)(18)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	6.25%	9/3/2025	$426	378	255
		Ventiv Holdco, Inc.(7)(15)(19)(21)	First Lien Senior Secured Loan	L+ 5.50%	6.57%	9/3/2025	$24,238	23,899	23,027
		VPARK BIDCO AB(6)(16)(19)(21)	First Lien Senior Secured Loan	CIBOR+ 4.00%	4.75%	3/10/2025	DKK 56,999	9,166	8,274
		VPARK BIDCO AB(6)(16)(19)(21)	First Lien Senior Secured Loan	NIBOR+ 4.00%	4.99%	3/10/2025	NOK 74,020	9,198	6,971
		Zywave, Inc.(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.00%	6.00%	11/17/2022	$1,279	1,271	1,269
		Zywave, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.78%	11/17/2022	$17,326	17,245	17,196

							High Tech Industries Total	$393,219	$378,539	42.4%

	Hotel, Gaming & Leisure	Aimbridge Acquisition Co., Inc.(12)(18)(19)(21)(29)	Second Lien Senior Secured Loan	L+ 7.50%	9.08%	2/1/2027	$20,193	19,665	17,467
		Captain D's LLC(3)(19)(31)	First Lien Senior Secured Loan—Revolver	P+ 3.50%	6.75%	12/15/2023	$1,393	1,376	1,186
		Captain D's LLC(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	5.50%	12/15/2023	$13,114	13,022	11,704
		Quidditch Acquisition, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 7.00%	8.45%	3/21/2025	$18,977	18,959	16,510

							Hotel, Gaming & Leisure Total	$53,022	$46,867	5.3%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	Media: Advertising, Printing & Publishing	A-L Parent LLC(12)(15)(19)(21)	Second Lien Senior Secured Loan	L+ 7.25%	8.25%	12/2/2024	$4,050	4,021	2,633
		Ansira Holdings, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 5.75%	6.98%	12/20/2022	$2,929	2,920	2,296
		Ansira Holdings, Inc.(15)(19)(24)	First Lien Senior Secured Loan—Revolver	L+ 5.75%	7.27%	12/20/2022	$7,084	7,084	7,084
		Ansira Holdings, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	7.36%	12/20/2022	$35,785	35,704	30,686
		Cruz Bay Publishing, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	P+ 5.00%	8.25%	5/4/2020	$864	860	864
		Cruz Bay Publishing(15)(19)	First Lien Senior Secured Loan—Revolver	P+ 3.00%	6.25%	5/4/2020	$2,833	2,833	2,833
		Cruz Bay Publishing, Inc.(7)(15)(19)	First Lien Senior Secured Loan	P+ 4.75%	8.00%	5/4/2020	$4,753	4,753	4,753
		Cruz Bay Publishing, Inc.(7)(15)(19)	First Lien Senior Secured Loan	P+ 5.75%	9.00%	5/4/2020	$1,587	1,587	1,587

							Media: Advertising, Printing & Publishing Total	$59,762	$52,736	5.9%

	Media: Broadcasting & Subscription	Vital Holdco Limited(6)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.25%	7.03%	5/29/2026	$35,357	34,579	34,650
		Vital Holdco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 5.25%	5.25%	5/29/2026	€7,917	8,620	8,512

							Media: Broadcasting & Subscription Total	$43,199	$43,162	4.8%

	Media: Diversified & Production	Efficient Collaborative Retail Marketing Company, LLC(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.25%	6.25%	6/15/2022	$2,267	2,267	2,267
		Efficient Collaborative Retail Marketing Company, LLC(7)(15)(19)(21)	First Lien Senior Secured Loan	L+ 6.75%	7.82%	6/15/2022	$15,095	15,176	14,566
		Efficient Collaborative Retail Marketing Company, LLC(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.75%	7.82%	6/15/2022	$9,788	9,840	9,445
		International Entertainment Investments Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 4.25%	5.11%	5/31/2023	£8,686	10,637	10,499

							Media: Diversified & Production Total	$37,920	$36,777	4.1%

	Retail	Batteries Plus Holding Corporation(3)(7)(19)(31)	First Lien Senior Secured Loan—Revolver	P+ 5.75%	9.00%	7/6/2022	$3,540	3,540	3,519
		Batteries Plus Holding Corporation(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.75%	7.75%	7/6/2022	$28,749	28,749	28,606

							Retail Total	$32,289	$32,125	3.6%

	Services: Business	AMCP Clean Acquisition Company, LLC(12)(18)(19)(29)	First Lien Senior Secured Loan—Delayed Draw	L+ 4.25%	5.32%	6/16/2025	$3,884	3,877	2,884
		AMCP Clean Acquisition Company, LLC(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.25%	5.32%	6/16/2025	$16,052	16,023	11,919
		Comet Bidco Limited(6)(18)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.73%	9/30/2024	£7,362	9,482	6,594
		Elevator Holdco Inc.(14)(19)(25)	Equity Interest	—	—	—	3	2,448	1,910
		Hightower Holding, LLC(2)(3)(5)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	—	—	1/31/2025	$—	(14)	(266)
		Hightower Holding, LLC(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.00%	1/31/2025	$34,503	34,355	33,123
		Refine Intermediate, Inc.(3)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.75%	5.41%	9/3/2026	$1,019	758	756
		Refine Intermediate, Inc.(15)(19)(21)	First Lien Senior Secured Loan	L+ 4.75%	5.61%	3/3/2027	$21,894	21,350	21,347
		SumUp Holdings Luxembourg S.à.r.l.(6)(15)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 8.00%	9.00%	8/1/2024	€15,957	17,673	17,200
		SumUp Holdings Luxembourg S.à.r.l.(6)(15)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 8.00%	9.00%	8/1/2024	€16,954	18,464	18,275

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
		TEI Holdings Inc.(7)(19)(31)	First Lien Senior Secured Loan—Revolver	L+ 6.00%	7.00%	12/23/2025	$4,528	4,482	4,211
		TEI Holdings Inc.(7)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 6.00%	7.20%	12/23/2026	$48,927	48,255	45,502
		Valet Waste Holdings, Inc(12)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 3.75%	4.74%	9/29/2025	$21,322	21,285	19,190

							Services: Business Total	$198,438	$182,645	20.5%

	Services: Consumer	Pearl Intermediate Parent LLC(18)(19)(29)	Second Lien Senior Secured Loan	L+ 6.25%	7.24%	2/13/2026	$2,571	2,586	2,147
		Surrey Bidco Limited(6)(17)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 6.00%	6.69%	5/11/2026	£5,000	6,142	5,781
		Trafalgar Bidco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.24%	9/11/2024	£6,011	7,733	7,192
		Zeppelin BidCo Pty Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	BBSY+ 5.00%	5.94%	6/28/2024	AUD 20,621	14,018	12,048

							Services: Consumer Total	$30,479	$27,168	3.0%

	Telecommunications	Conterra Ultra Broadband Holdings, Inc.(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	5.49%	4/30/2026	$6,434	6,405	5,662
		Horizon Telcom, Inc.(3)(12)(15)(19)(29)	First Lien Senior Secured Loan—Delayed Draw	L+ 4.75%	6.22%	6/15/2023	$930	916	904
		Horizon Telcom, Inc.(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.75%	5.75%	6/15/2023	$116	114	114
		Horizon Telcom, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.75%	6.33%	6/15/2023	$13,695	13,553	13,489
		Masergy Holdings, Inc.(15)(29)	Second Lien Senior Secured Loan	L+ 7.50%	8.56%	12/16/2024	$857	862	710

							Telecommunications Total	$21,850	$20,879	2.3%

	Transportation: Cargo	A&R Logistics, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.75%	6.75%	5/5/2025	$4,941	4,834	4,743
		A&R Logistics, Inc.(7)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.66%	5/5/2025	$43,865	43,059	42,440
		A&R Logistics, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	7.66%	5/5/2025	$2,467	2,420	2,387
		A&R Logistics, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	7.45%	5/5/2025	$6,080	5,995	5,883
		ARL Holdings, LLC.(14)(19)(25)	Equity Interest	—	—	—	—	446	485
		ARL Holdings, LLC.(14)(19)(25)	Equity Interest	—	—	—	9	9	6
		ENC Holding Corporation(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.00%	5.45%	5/30/2025	$10,247	10,235	9,325
		Grammer Investment Holdings LLC(14)(19)(25)	Equity Interest	—	—	—	1,011	1,011	596
		Grammer Investment Holdings LLC(19)(25)	Preferred Equity	10% PIK	10.00%	—	7	679	694
		Grammer Investment Holdings LLC(14)(19)(25)	Warrants	—	—	—	122	—	—
		Grammer Purchaser, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.50%	5.75%	9/30/2024	$368	371	357
		Grammer Purchaser, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan—Revolver	L+ 4.50%	6.12%	9/30/2024	$10,180	10,017	10,078
		Omni Logistics, LLC(15)(19)	Subordinated Debt	L+ 11.50%	12.50%	1/19/2024	$15,000	14,763	15,000
		PS HoldCo, LLC(12)(15)(29)	First Lien Senior Secured Loan	L+ 4.75%	5.75%	3/13/2025	$23,218	23,206	21,477

							Transportation: Cargo Total	$117,045	$113,471	12.7%

	Transportation: Consumer	Direct Travel, Inc.(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 6.50%	7.95%	12/1/2021	$1,467	1,389	893
		Direct Travel, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 6.50%	8.08%	12/1/2021	$2,913	2,913	2,716
		Direct Travel, Inc.(15)(21)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.50%	5.55%	12/1/2021	$4,250	4,250	3,963
		Direct Travel, Inc.(7)(15)(19)(21)	First Lien Senior Secured Loan	L+ 6.50%	7.50%	12/1/2021	$49,540	49,540	46,196
		Toro Private Holdings III, Ltd(6)(12)(18)(19)(29)	Second Lien Senior Secured Loan	L+ 9.00%	10.07%	5/28/2027	$8,998	8,514	6,524
		Toro Private Investments II, L.P.(6)(14)(19)(25)	Equity Interest	—	—	—	3,090	3,090	1,051

							Transportation: Consumer Total	$69,696	$61,343	6.9%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	Wholesale	Abracon Group Holding, LLC.(14)(19)(25)	Equity Interest	—	—	—	2	1,833	770
		Abracon Group Holding, LLC.(2)(3)(5)(7)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	7/18/2024	$—	(31)	(163)
		Abracon Group Holding, LLC.(7)(13)(15)(19)(21)	First Lien Senior Secured Loan	L+ 6.00%	7.45%	7/18/2024	$36,002	35,844	33,932
		Aramsco, Inc.(3)(7)(18)(19)(23)	First Lien Senior Secured Loan—Revolver	L+ 5.25%	6.84%	8/28/2024	$1,806	1,766	1,603
		Aramsco, Inc.(7)(18)(19)(21)	First Lien Senior Secured Loan	L+ 5.25%	6.25%	8/28/2024	$24,226	23,856	22,773
		Armor Group, LP(14)(19)(25)	Equity Interest	—	—	—	10	1,012	1,081
		PetroChoice Holdings, Inc.(12)(15)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.78%	8/19/2022	$9,922	9,849	8,335
		PetroChoice Holdings, Inc.(12)(15)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.78%	8/19/2022	$6,565	6,446	5,515

							Wholesale Total	$80,575	$73,846	8.3%

							Non-Controlled/Non-Affiliate Investments Total	$2,498,268	$2,355,277	263.8%

Non-Controlled/Affiliate Investments
	Beverage, Food & Tobacco	ADT Pizza, LLC(10)(14)(19)(25)	Equity Interest	—	—	—	6,720	6,720	6,720

							Beverage, Food & Tobacco Total	$6,720	$6,720	0.8%

							Non-Controlled/Affiliate Investments Total	$6,720	$6,720	0.8%

Controlled Affiliate Investments
	Aerospace & Defense	ACC Holdco, LLC(10)(11)(19)(25)	Preferred Equity	—	16.00%	—	10,828	10,824	10,828
		Air Comm Corporation LLC(10)(11)(12)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 6.50%	7.95%	6/30/2025	$27,229	26,478	26,616
		BCC Jetstream Holdings Aviation (Off I), LLC(6)(10)(11)(19)(20)(21)(25)	Equity Interest	—	—	—	11,863	11,863	12,724
		BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(19)(20)(21)(25)	Equity Interest	—	—	—	1,116	1,116	1,638
		BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(19)(20)(21)	First Lien Senior Secured Loan	—	10.00%	6/2/2022	$6,363	6,363	6,363
		Gale Aviation (Offshore) Co(6)(10)(11)(19)(21)(25)	Equity Interest	—	—	—	$63,602	63,602	64,367

							Aerospace & Defense Total	$120,246	$122,536	13.7%

							Controlled Affiliate Investments Total	$120,246	$122,536	13.7%

							Investments Total	$2,625,234	$2,484,533	278.3%

Cash Equivalents
	Cash Equivalents	Goldman Sachs Financial Square Government Fund Institutional Share Class(35)	Cash Equivalents	—	0.33%	—	$41,168	41,168	41,168

							Cash Equivalents Total	$41,168	$41,168	4.6%

							Investments and Cash Equivalents Total	$2,666,402	$2,525,701	282.9%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)(8)
US DOLLARS 11,874	EURO 10,300	Bank of New York Mellon	6/15/2020	$535
US DOLLARS 14,394	POUND STERLING 10,740	Bank of New York Mellon	9/21/2020	1,067
POUND STERLING 10,740	US DOLLARS 8,192	Bank of New York Mellon	9/21/2020	(474)
US DOLLARS 2,705	EURO 2,410	Citibank	6/10/2020	52
US DOLLARS 9,338	EURO 8,320	Citibank	6/15/2020	179
US DOLLARS 3,710	EURO 3,400	Citibank	6/15/2020	(33)
US DOLLARS 412	POUND STERLING 310	Citibank	9/23/2020	28
US DOLLARS 7,609	EURO 6,840	Citibank	3/26/2021	14
US DOLLARS 7,214	NORWEGIAN KRONE 74,020	Goldman Sachs	6/10/2020	151
US DOLLARS 16,897	AUSTRALIAN DOLLARS 24,180	Goldman Sachs	6/15/2020	2,093
US DOLLARS 8,885	DANISH KRONE 57,000	Goldman Sachs	6/15/2020	478
US DOLLARS 83,784	EURO 72,370	Goldman Sachs	6/15/2020	4,111
US DOLLARS 103,311	POUND STERLING 79,785	Goldman Sachs	6/15/2020	4,365
US DOLLARS 3,777	POUND STERLING 2,910	Goldman Sachs	6/15/2020	(168)
US DOLLARS 11,793	EURO 10,170	Goldman Sachs	3/9/2021	505

				$12,903

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L"), the Euro Interbank Offered Rate ("EURIBOR" or "E"), British Pound Sterling LIBOR Rate ("GBP LIBOR"), the Norwegian Interbank Offered Rate ("NIBOR" or "N"), the Copenhagen Interbank Offered Rate ("CIBOR" or "C"), the Bank Bill Swap Rate ("BBSW"), the Bank Bill Swap Bid Rate ("BBSY"), or the Prime Rate ("Prime" or "P") and which reset daily, monthly, quarterly or semiannually. Investments or a portion thereof may bear Payment-in-Kind ("PIK"). For each, the Company has provided the PIK or the spread over LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW, BBSY, or Prime and the current weighted average interest rate in effect at March 31, 2020. Certain investments are subject to a LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW, or Prime interest rate floor.

(2)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

(3)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee.

(4)
Percentages are based on the Company's net assets of $892,777 as of March 31, 2020.

(5)
The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company's total assets. As of March 31, 2020, non-qualifying assets totaled 16.4% of the Company's total assets.

(7)
Assets or a portion thereof are pledged as collateral for the BCSF Complete Financing Solution LLC. See Note 6 "Debt".

(8)
Unrealized appreciation/(depreciation) on forward currency exchange contracts.

(9)
The principal amount (par amount) for all debt securities is denominated in U.S. dollars, unless otherwise noted. £ represents Pound Sterling, € represents Euro, NOK represents Norwegian krone, AUD represents Australian and DKK represents Kroner.

(10)
As defined in the 1940 Act, the Company is deemed to be an "Affiliated Investment" of the Company as the Company owns 5% or more of the portfolio company's securities.

(11)
As defined in the 1940 Act, the Company is deemed to "Control" this portfolio company as the Company either owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

(12)
Assets or a portion thereof are pledged as collateral for the 2018-1 Issuer. See Note 6 "Debt".

(13)
$91 of the total par amount for this security is at P+ 5.00%.

(14)
Non-Income Producing.

(15)
Loan includes interest rate floor of 1.00%.

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

(16)
Loan includes interest rate floor of 0.75%.

(17)
Loan includes interest rate floor of 0.50%.

(18)
Loan includes interest rate floor of 0.00%.

(19)
Security valued using unobservable inputs (Level 3).

(20)
The Company holds non-controlling, affiliate interest in an aircraft-owning special purpose vehicle through this investment.

(21)
Assets or a portion thereof are pledged as collateral for the BCSF Revolving Credit Facility. See Note 6 "Debt".

(22)
The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(23)
$847 of the total par amount for this security is at P+ 4.25%.

(24)
$1,643 of the total par amount for this security is at P+ 4.75%.

(25)
Security exempt from registration under the Securities Act of 1933 (the "Securities Act"), and may be deemed to be "restricted securities" under the Securities Act. As of March 31, 2019, the aggregate fair value of these securities is $121,400 or 13.60% of the Company's net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
BCC Jetstream Holdings Aviation (On II), LLC—Equity Interest	6/1/2017
BCC Jetstream Holdings Aviation (Off I), LLC—Equity Interest	6/1/2017
CB Titan Holdings, Inc.—Preferred Equity	11/14/2017
Abracon Group Holding, LLC.—Equity Interest	7/18/2018
Armor Group, LP—Equity Interest	8/28/2018
Grammer Investment Holdings LLC—Warrants	10/1/2018
Grammer Investment Holdings LLC—Equity Interest	10/1/2018
Grammer Investment Holdings LLC—Preferred Equity	10/1/2018
ADT Pizza, LLC—Equity Interest	10/29/2018
PP Ultimate Holdings B, LLC—Equity Interest	12/20/2018
FCG Acquisitions, Inc.—Preferred equity	1/24/2019
WCI-HSG HOLDCO, LLC—Preferred equity	2/22/2019
Toro Private Investments II, L.P.—Equity Interest	3/19/2019
ARL Holdings, LLC.—Equity Interest	5/3/2019
ARL Holdings, LLC.—Equity Interest	5/3/2019
ACC Holdco, LLC.—Equity Interest	6/28/2019
Kellstrom Aerospace Group, Inc—Equity Interest	7/1/2019
East BCC Coinvest II,LLC—Equity Interest	7/23/2019
Gale Aviation (Offshore) Co—Equity Interest	8/2/2019
Ventiv Topco, Inc.—Equity Interest	9/3/2019
TLC Holdco LP—Equity Interest	10/11/2019
Elk Parent Holdings, LP—Equity Interest	11/1/2019
Elk Parent Holdings, LP—Preferred equity	11/1/2019
Precision Ultimate Holdings, LLC—Equity Interest	11/6/2019
Elevator Holdco Inc.—Equity Interest	12/23/2019

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of March 31, 2020

(In thousands)

(unaudited)

(26)
$1,152 of the total par amount for this security is at L+5.50%.

(27)
$3,343 of the total par amount for this security is at L+ 5.25%.

(28)
Assets or a portion thereof are pledged as collateral for the BCSF Complete Financing Solution Holdco LLC. See Note 6 "Debt".

(29)
Assets or a portion thereof are pledged as collateral for the 2019-1 Issuer. See Note 6 "Debt".

(30)
$136 of the total par amount for this security is at P+ 4.75%.

(31)
Loan includes interest rate floor of 2.00%.

(32)
Loan includes interest rate floor of 1.50%.

(33)
Asset has been placed on non-accrual.

(34)
$850 of the total par amount for this security is at P+ 3.50%.

(35)
Cash equivalents include $18,706 of restricted cash.

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
Non-Controlled/Non-Affiliate Investments
	Aerospace & Defense	Forming & Machining Industries Inc.(18)(19)(21)	Second Lien Senior Secured Loan	L+ 8.25%	10.19%	10/9/2026	$6,540	6,480	6,278
		Forming & Machining Industries Inc.(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.00%	5.94%	10/9/2025	$16,778	16,648	16,275
		GSP Holdings, LLC(7)(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.50%	7.39%	11/6/2025	$36,268	35,917	35,542
		GSP Holdings, LLC(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	7.29%	11/6/2025	$227	182	136
		Kellstrom Aerospace Group, Inc(14)(19)(25)	Equity Interest	—	—	—	1	1,963	1,911
		Kellstrom Commercial Aerospace, Inc.(2)(3)(5)(18)(19)	First Lien Senior Secured Loan—Delayed Draw	—	—	7/1/2025	$—	(35)	(77)
		Kellstrom Commercial Aerospace, Inc.(3)(18)(19)(26)	First Lien Senior Secured Loan—Revolver	L+ 5.00%	8.35%	7/1/2025	$5,758	5,639	5,630
		Kellstrom Commercial Aerospace, Inc.(12)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.00%	7.10%	7/1/2025	$33,949	33,304	33,270
		Novetta, LLC(12)(15)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.80%	10/17/2022	$6,581	6,497	6,484
		Precision Ultimate Holdings, LLC(14)(19)(25)	Equity Interest	—	—	—	1,417	1,417	1,417
		Salient CRGT, Inc.(12)(15)(29)	First Lien Senior Secured Loan	L+ 6.50%	8.29%	2/28/2022	$12,723	12,770	12,087
		TCFI Aevex LLC(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 6.25%	8.20%	5/13/2025	$2,627	2,571	2,627
		TCFI Aevex LLC(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 6.25%	8.24%	5/13/2025	$38,515	37,854	38,515
		WCI-HSG HOLDCO, LLC(14)(19)(25)	Preferred equity	—	—	—	675	675	968
		WCI-HSG Purchaser, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.25%	6.04%	2/24/2025	$403	369	396
		WCI-HSG Purchaser, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	6.30%	2/24/2025	$17,779	17,551	17,735
		WP CPP Holdings, LLC.(12)(15)(21)(29)	Second Lien Senior Secured Loan	L+ 7.75%	9.68%	4/30/2026	$11,724	11,620	11,584

							Aerospace & Defense Total	$191,422	$190,778	18.7%

	Automotive	CST Buyer Company(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	10/3/2025	$—	(31)	—
		CST Buyer Company(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.55%	10/3/2025	$36,890	36,286	36,890
		JHCC Holdings, LLC(2)(3)(5)(18)(19)(28)	First Lien Senior Secured Loan—Delayed Draw	—	—	9/9/2025	$—	(40)	(43)
		JHCC Holdings, LLC(3)(18)(19)	First Lien Senior Secured Loan—Revolver	P+ 4.50%	10.00%	9/9/2025	$1,013	972	999
		JHCC Holdings, LLC(7)(18)(19)	First Lien Senior Secured Loan	L+ 5.50%	7.21%	9/9/2025	$29,676	29,335	29,528

							Automotive Total	$66,522	$67,374	6.6%

	Banking	Green Street Parent, LLC(2)(3)(5)(18)(19)	First Lien Senior Secured Loan—Revolver	—	—	8/27/2025	$—	(46)	(48)
		Green Street Parent, LLC(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 5.25%	7.05%	8/27/2026	$14,480	14,201	14,190
		Transaction Network Services, Inc.(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 4.00%	5.93%	8/15/2022	$11,630	11,501	11,324

							Banking Total	$25,656	$25,466	2.5%

	Beverage, Food & Tobacco	Hearthside Food Solutions, LLC	Corporate Bond	—	8.50%	6/1/2026	$10,000	9,814	9,382
		NPC International, Inc.(12)(15)(21)(33)	Second Lien Senior Secured Loan	L+ 7.50%	9.43%	4/18/2025	$9,159	9,190	1,101
		NPC International, Inc.(15)(33)	First Lien Senior Secured Loan	L+ 3.50%	5.42%	4/19/2024	$4,937	4,963	2,328

							Beverage, Food & Tobacco Total	$23,967	$12,811	1.3%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	Capital Equipment	Dorner Manufacturing Corp.(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	3/15/2022	$—	(12)	—
		Dorner Manufacturing Corp.(12)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	7.71%	3/15/2023	$7,890	7,766	7,890
		East BCC Coinvest II,LLC(14)(19)(25)	Equity Interest	—	—	—	1,419	1,419	1,419
		Electronics For Imaging, Inc.(18)(19)(21)	Second Lien Senior Secured Loan	L+ 9.00%	10.94%	7/23/2027	$13,070	12,253	12,220
		Engineered Controls International, LLC(12)(19)(21)(29)(32)	First Lien Senior Secured Loan	L+ 7.00%	8.70%	11/5/2024	$33,599	32,861	32,843
		EXC Holdings III Corp.(12)(15)(21)(29)	Second Lien Senior Secured Loan	L+ 7.50%	9.59%	12/1/2025	$8,240	8,252	7,993
		FCG Acquisitions, Inc.(14)(19)(25)	Preferred equity	—	—	—	4	4,251	7,263
		FFI Holdings I Corp(3)(5)(15)(19)(28)	First Lien Senior Secured Loan—Delayed Draw	—	—	1/24/2025	$—	(9)	3
		FFI Holdings I Corp(3)(15)(19)(30)	First Lien Senior Secured Loan—Revolver	L+ 5.75%	7.95%	1/24/2025	$3,438	3,368	3,465
		FFI Holdings I Corp(7)(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.60%	1/24/2025	$68,421	67,842	68,763
		Tidel Engineering, L.P.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	3/1/2023	$—	—	—
		Tidel Engineering, L.P.(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.25%	8.19%	3/1/2024	$38,302	38,302	38,302
		Velvet Acquisition B.V.(6)(18)(19)(21)	Second Lien Senior Secured Loan	EURIBOR+ 8.00%	8.00%	4/17/2026	€6,013	7,325	6,752

							Capital Equipment Total	$183,618	$186,913	18.4%

	Chemicals, Plastics & Rubber	AP Plastics Group, LLC(3)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	8/2/2021	$—	—	—
		AP Plastics Group, LLC(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.25%	6.94%	8/1/2022	$19,856	19,566	19,756
		Niacet b.v.(15)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 4.50%	5.50%	2/1/2024	€3,684	3,949	4,126
		Plaskolite, Inc.(15)(29)	First Lien Senior Secured Loan	L+ 4.25%	6.04%	12/15/2025	$8,933	8,773	8,564

							Chemicals, Plastics & Rubber Total	$32,288	$32,446	3.2%

	Construction & Building	Chase Industries, Inc.(15)(19)(29)	First Lien Senior Secured Loan—Delayed Draw	L+ 4.00%	5.94%	5/12/2025	$1,115	1,115	1,111
		Chase Industries, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.00% (1.5% PIK)	7.44%	5/12/2025	$11,812	11,762	11,753
		Crown Subsea(12)(18)(29)	First Lien Senior Secured Loan	L+ 6.00%	7.69%	11/3/2025	$9,696	9,566	9,675
		Elk Parent Holdings, LP(14)(19)(25)	Equity Interest	—	—	—	1	12	12
		Elk Parent Holdings, LP(14)(19)(25)	Preferred Equity	—	—	—	120	1,202	1,202
		PP Ultimate Holdings B, LLC(14)(19)(25)	Equity Interest	—	—	—	1	1,352	1,613
		Profile Products LLC(2)(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	12/20/2024	$—	(64)	(10)
		Profile Products LLC(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.50%	7.44%	12/20/2024	$35,003	34,367	34,915
		Regan Development Holdings Limited(6)(17)(19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€2,051	2,235	2,303
		Regan Development Holdings Limited(6)(17)(19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€665	755	747
		Regan Development Holdings Limited(6)(17)(19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€6,226	6,710	6,992
		YLG Holdings, Inc.(2)(3)(15)(19)(28)	First Lien Senior Secured Loan—Delayed Draw	—	—	10/31/2025	€—	—	(51)
		YLG Holdings, Inc.(2)(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.75%	—	10/31/2025	€—	(83)	(171)
		YLG Holdings, Inc.(7)(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.66%	10/31/2025	€38,862	38,484	38,085

							Construction & Building Total	$107,413	$108,176	10.6%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	Consumer Goods: Durable	New Milani Group LLC(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.94%	6/6/2024	$17,100	16,968	16,672
		TLC Holdco LP(14)(19)(25)	Equity Interest	—	—	—	1,188	1,186	1,188
		TLC Purchaser, Inc.(2)(3)(5)(19)	First Lien Senior Secured Loan—Delayed Draw	—	—	10/13/2025	$—	(69)	(71)
		TLC Purchaser, Inc.(3)(19)	First Lien Senior Secured Loan—Revolver	P+ 4.75%	9.50%	10/13/2025	$3,916	3,745	3,738
		TLC Purchaser, Inc.(12)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.49%	10/13/2025	$42,721	41,882	41,867

							Consumer Goods: Durable Total	$63,712	$63,394	6.2%

	Consumer Goods: Non-Durable	FineLine Technologies, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	P+ 3.25%	8.00%	11/4/2022	$1,966	1,944	1,952
		FineLine Technologies, Inc.(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 4.25%	6.05%	11/4/2022	$31,384	31,217	31,228
		Kronos Acquisition Holdings Inc.(18)(19)(21)	First Lien Senior Secured Loan	L+ 7.00%	8.80%	5/15/2023	$2,647	2,605	2,627
		MND Holdings III Corp(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 3.50%	5.44%	6/19/2024	$11,642	11,667	10,944
		RoC Opco LLC(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	2/25/2025	$—	(176)	—
		RoC Opco LLC(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 7.25%	9.19%	2/25/2025	$40,793	39,888	40,793
		Solaray, LLC(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 6.00%	7.85%	9/11/2023	$14,573	14,573	14,501
		Solaray, LLC(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.50%	6.40%	9/9/2022	$11,674	11,629	11,674
		Solaray, LLC(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.00%	7.82%	9/11/2023	$42,610	42,610	42,397
		WU Holdco, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 5.50%	7.44%	3/26/2026	$832	778	832
		WU Holdco, Inc.(3)(5)(18)(19)	First Lien Senior Secured Loan—Revolver	—	—	3/26/2025	$—	(56)	—
		WU Holdco, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.50%	7.44%	3/26/2026	$39,705	38,923	39,705

							Consumer Goods: Non-Durable Total	$195,602	$196,653	19.3%

	Containers, Packaging, & Glass	Automate Intermediate Holdings II S.à r.l.(6)(18)(19)(21)	Second Lien Senior Secured Loan	L+ 7.75%	9.55%	7/22/2027	$11,870	11,637	11,633

							Containers, Packaging, & Glass Total	$11,637	$11,633	1.1%

	Energy: Electricity	Infinite Electronics International Inc.(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.00%	5.80%	7/2/2025	$19,752	19,739	19,654
		Infinite Electronics International Inc.(18)(19)(21)	Second Lien Senior Secured Loan	L+ 8.00%	9.80%	7/2/2026	$2,480	2,433	2,480

							Energy: Electricity Total	$22,172	$22,134	2.2%

	Energy: Oil & Gas	Amspec Services, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	P+ 3.75%	9.00%	7/2/2024	$2,125	2,071	2,125
		Amspec Services, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.25%	8.19%	7/2/2024	$44,100	43,605	44,100
		Blackbrush Oil & Gas, L.P.(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 8.00%	9.89%	2/9/2024	$32,075	31,588	31,754

							Energy: Oil & Gas Total	$77,264	$77,979	7.7%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)		Cost	Market Value	% of NAV(4)
	Environmental Industries	Adler & Allan Group Limited(6)(17)(19)(21)(22)	First Lien Last Out	GBP LIBOR+ 8.25% (2% PIK)	11.04%	9/30/2022		£13,279	16,814	17,612

								Environmental Industries Total	$16,814	$17,612	1.7%

	FIRE: Insurance	Ivy Finco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.70%	5/19/2025		£7,217	8,950	9,381
		Ivy Finco Limited(3)(6)(18)(19)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.70%	5/19/2025		£2,691	3,194	3,382
		Margaux Acquisition Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 6.00%	8.10%	12/19/2024		$2,186	2,020	2,186
		Margaux Acquisition, Inc.(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	12/19/2024		$—	(48)	—
		Margaux Acquisition Inc.(7)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.50%	7.60%	12/19/2024		$28,916	28,392	28,916
		Margaux UK Finance Limited(3)(5)(6)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	12/19/2024		£—	(10)	—
		Margaux UK Finance Limited(6)(7)(15)(19)	First Lien Senior Secured Loan	GBP LIBOR+ 5.50%	6.50%	12/19/2024		£7,706	9,869	10,221

								FIRE: Insurance Total	$52,367	$54,086	5.3%

	FIRE: Real Estate	Spectre (Carrisbrook House) Limited(6)(15)(19)	First Lien Senior Secured Loan	EURIBOR+ 7.50%	8.50%	8/9/2021		€9,300	10,786	10,443

								FIRE: Real Estate Total	$10,786	$10,443	1.0%

	Forest Products & Paper	Solenis International LLC(18)(21)	Second Lien Senior Secured Loan	L+ 8.50%	10.41%	6/26/2026		$10,601	10,301	9,700

								Forest Products & Paper Total	$10,301	$9,700	1.0%

	Healthcare & Pharmaceuticals	CB Titan Holdings, Inc.(14)(19)(25)	Preferred equity	—	—	—		1,953	1,953	3,378
		Clarkson Eyecare, LLC(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 6.25%	8.05%	4/2/2021		$23,118	22,747	23,118
		Clarkson Eyecare, LLC(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 6.25%	8.05%	4/2/2021		$15,284	15,031	15,284
		Clinical Innovations, LLC(3)(15)(19)(22)	First Lien Last Out—Revolver	L+ 5.50%	7.21%	10/17/2022		$772	757	772
		Clinical Innovations, LLC(12)(15)(19)(22)(29)	First Lien Last Out	L+ 5.50%	7.30%	10/17/2023		$10,916	10,744	10,916
		Clinical Innovations(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.50%	7.30%	10/17/2023		$511	500	511
		CPS Group Holdings, Inc.(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	3/3/2025		$—	(64)	—
		CPS Group Holdings, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.25%	7.19%	3/3/2025		$55,905	55,390	55,905
		Datix Bidco Limited(3)(5)(6)(18)(19)	First Lien Senior Secured Loan—Revolver	—	—	10/28/2024		£—	(21)	—
		Datix Bidco Limited(6)(18)(19)(21)	Second Lien Senior Secured Loan	GBP LIBOR+ 7.75%	8.63%	4/27/2026		£12,134	16,314	16,093
		Datix Bidco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	BBSW+ 4.50%	5.50%	4/28/2025	AUD	4,212	3,205	2,958
		Golden State Buyer, Inc.(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.75%	6.55%	6/22/2026		$15,230	15,084	14,887
		Great Expressions Dental Centers PC(3)(15)(19)(34)	First Lien Senior Secured Loan—Revolver	L+ 4.75% (0.5% PIK)	7.22%	9/28/2022		$1,017	1,009	789
		Great Expressions Dental Centers PC(12)(15)(19)	First Lien Senior Secured Loan	L+ 5.25%	7.17%	9/28/2023		$7,609	7,540	6,125
		Island Medical Management Holdings, LLC(15)(19)(29)	First Lien Senior Secured Loan	L+ 6.50%	8.30%	9/1/2022		$9,160	9,071	8,428

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)		Cost	Market Value	% of NAV(4)
		Medical Depot Holdings, Inc.(12)(15)(21)	First Lien Senior Secured Loan	L+ 7.50%	9.44%	1/3/2023		$16,189	14,935	12,293
		Mendel Bidco, Inc.(18)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 4.50%	4.50%	6/17/2027		€10,033	11,134	10,985
		Mendel Bidco, Inc.(12)(18)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	6.45%	6/17/2027		$19,966	19,492	19,467
		Mertus 522. GmbH(3)(6)(18)(19)	First Lien Senior Secured Loan—Delayed Draw	EURIBOR+ 5.75%	5.75%	5/28/2026		€875	602	946
		Mertus 522. GmbH(6)(18)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 5.75%	5.75%	5/28/2026		€22,468	24,540	25,167
		TecoStar Holdings, Inc.(12)(15)(19)(21)	Second Lien Senior Secured Loan	L+ 8.50%	10.24%	11/1/2024		$9,472	9,282	9,472
		U.S. Anesthesia Partners, Inc.(12)(15)(19)(21)	Second Lien Senior Secured Loan	L+ 7.25%	9.05%	6/23/2025		$16,520	16,334	16,520

								Healthcare & Pharmaceuticals Total	$255,579	$254,014	24.9%

	High Tech Industries	AMI US Holdings Inc.(3)(6)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	7.25%	4/1/2024		$767	737	767
		AMI US Holdings Inc.(6)(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.50%	7.19%	4/1/2025		$13,157	12,916	13,157
		Appriss Holdings, Inc.(3)(5)(18)(19)	First Lien Senior Secured Loan—Revolver	—	—	5/30/2025		$—	(61)	—
		Appriss Holdings, Inc.(7)(18)(19)	First Lien Senior Secured Loan	L+ 5.50%	7.44%	5/29/2026		$48,876	48,272	48,876
		CB Nike IntermediateCo Ltd(3)(6)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.00%	6.93%	10/31/2025		$1,550	1,464	1,461
		CB Nike IntermediateCo Ltd(6)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.93%	10/31/2025		$35,422	34,729	34,714
		CMI Marketing Inc(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	5/24/2023		$—	(14)	—
		CMI Marketing Inc(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	6.30%	5/24/2024		$15,256	15,136	15,256
		Drilling Info Holdings, Inc(12)(18)(21)(29)	First Lien Senior Secured Loan	L+ 4.25%	6.05%	7/30/2025		$22,609	22,532	22,496
		Element Buyer, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 5.25%	7.05%	7/18/2025		$3,366	3,466	3,366
		Element Buyer, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.25%	7.05%	7/19/2024		$1,417	1,368	1,417
		Element Buyer, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.25%	7.05%	7/18/2025		$37,772	38,104	37,772
		Elo Touch Solutions, Inc.(18)(29)	First Lien Senior Secured Loan	L+ 6.50%	8.24%	12/15/2025		$3,261	3,168	3,244
		Everest Bidco(6)(15)(19)(21)	Second Lien Senior Secured Loan	GBP LIBOR+ 7.50%	8.50%	7/3/2026		£10,216	13,098	13,076
		MeridianLink, Inc.(15)(29)	First Lien Senior Secured Loan	L+ 4.00%	5.80%	5/30/2025		$1,825	1,804	1,798
		Netsmart Technologies, Inc.(15)(19)(21)	Second Lien Senior Secured Loan	L+ 7.50%	9.30%	10/19/2023		$2,749	2,749	2,735
		nThrive, Inc.(15)(19)(21)	Second Lien Senior Secured Loan	L+ 9.75%	11.55%	4/20/2023		$8,000	7,986	7,080
		Park Place Technologies(15)(21)	Second Lien Senior Secured Loan	L+ 8.00%	9.80%	3/30/2026		$6,733	6,688	6,682
		Symplr Software, Inc.(3)(18)(19)	First Lien Senior Secured Loan—Revolver	L+ 6.00%	7.95%	11/30/2023		$4,499	4,445	4,499
		Symplr Software, Inc.(7)(18)(19)	First Lien Senior Secured Loan	L+ 6.00%	7.94%	11/28/2025		$61,060	60,211	61,060
		Utimaco, Inc.(6)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 4.50%	6.42%	8/9/2027		$14,849	14,490	14,775
		Ventiv Topco, Inc.(14)(19)(25)	Equity Interest	—	—	—		28	2,833	2,886
		Ventiv Holdco, Inc.(2)(3)(5)(18)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.50%	—	9/3/2025		$—	(49)	(17)
		Ventiv Holdco, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.50%	7.44%	9/3/2025		$24,299	23,948	24,178
		VPARK BIDCO AB(6)(19)(21)	First Lien Senior Secured Loan	CIBOR+ 4.00%	4.75%	3/10/2025	DKK	56,999	9,160	8,566
		VPARK BIDCO AB(6)(16)(19)(21)	First Lien Senior Secured Loan	NIBOR+ 4.00%	5.86%	3/10/2025	NOK	74,020	9,197	8,430
		Zywave, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.00%	6.80%	11/17/2022		$428	419	429
		Zywave, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.93%	11/17/2022		$17,370	17,290	17,370

								High Tech Industries Total	$356,086	$356,073	35.0%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
	Hotel, Gaming & Leisure	Aimbridge Acquisition Co., Inc.(12)(18)(19)(21)(29)	Second Lien Senior Secured Loan	L+ 7.50%	9.19%	2/1/2027	$20,193	19,649	19,688
		Captain D's LLC(3)(15)(19)(35)	First Lien Senior Secured Loan—Revolver	P+ 3.50%	7.45%	12/15/2023	$1,285	1,273	1,266
		Captain D's LLC(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.50%	6.44%	12/15/2023	$13,037	12,940	12,907
		Quidditch Acquisition, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 7.00%	8.80%	3/21/2025	$19,023	19,004	19,213

							Hotel, Gaming & Leisure Total	$52,866	$53,074	5.2%

	Media: Advertising, Printing & Publishing	A-L Parent LLC(12)(15)(21)	Second Lien Senior Secured Loan	L+ 7.25%	9.05%	12/2/2024	$4,050	4,020	3,594
		Ansira Holdings, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 5.75%	7.51%	12/20/2022	$2,936	2,926	2,458
		Ansira Holdings, Inc.(15)(19)(24)	First Lien Senior Secured Loan—Revolver	L+ 5.00%	7.22%	12/20/2022	$7,084	7,084	7,084
		Ansira Holdings, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	7.55%	12/20/2022	$35,877	35,791	32,020
		Cruz Bay Publishing, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	P+ 5.00%	9.75%	2/28/2020	$876	865	876
		Cruz Bay Publishing(3)(15)(19)	First Lien Senior Secured Loan—Revolver	P+ 3.00%	7.75%	2/28/2020	$2,298	2,298	2,298
		Cruz Bay Publishing, Inc.(7)(15)(19)(27)	First Lien Senior Secured Loan	L+ 5.75%	7.70%	2/28/2020	$4,824	4,824	4,824
		Cruz Bay Publishing, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.75%	8.46%	2/28/2020	$1,611	1,611	1,611

							Media: Advertising, Printing & Publishing Total	$59,419	$54,765	5.4%

	Media: Broadcasting & Subscription	Vital Holdco Limited(6)(12)(15)(19)(21)(29)	First Lien Senior Secured Loan	L+ 5.25%	7.05%	5/29/2026	$35,357	34,552	35,357
		Vital Holdco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 5.25%	5.25%	5/29/2026	€7,917	8,613	8,890

							Media: Broadcasting & Subscription Total	$43,165	$44,247	4.3%

	Media: Diversified & Production	Efficient Collaborative Retail Marketing Company, LLC(3)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	6/15/2022	$—	—	—
		Efficient Collaborative Retail Marketing Company, LLC(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.75%	8.69%	6/15/2022	$15,095	15,185	15,095
		Efficient Collaborative Retail Marketing Company, LLC(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.75%	8.69%	6/15/2022	$9,788	9,847	9,788
		International Entertainment Investments Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 4.00%	4.86%	5/31/2023	£8,686	10,638	11,520

							Media: Diversified & Production Total	$35,670	$36,403	3.6%

	Retail	Batteries Plus Holding Corporation(3)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	7/6/2022	$—	—	—
		Batteries Plus Holding Corporation(7)(15)(19)	First Lien Senior Secured Loan	L+ 6.75%	8.55%	7/6/2022	$28,827	28,827	28,827
		Calceus Acquisition, Inc.(12)(18)(29)	First Lien Senior Secured Loan	L+ 5.50%	7.30%	2/12/2025	$5,997	5,947	6,000

							Retail Total	$34,774	$34,827	3.4%

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)		Cost	Market Value	% of NAV(4)
	Services: Business	AMCP Clean Acquisition Company, LLC(12)(18)(29)	First Lien Senior Secured Loan—Delayed Draw	L+ 4.25%	6.19%	6/16/2025		$3,894	3,886	3,806
		AMCP Clean Acquisition Company, LLC(12)(18)(29)	First Lien Senior Secured Loan	L+ 4.25%	6.19%	6/16/2025		$16,093	16,062	15,731
		Comet Bidco Limited(6)(18)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.70%	9/30/2024		£7,362	9,488	9,605
		Elevator Holdco Inc.(14)(19)(25)	Equity Interest	—	—	—		2	2,448	2,448
		Hightower Holding, LLC(2)(3)(5)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	—	—	1/31/2025		$—	(15)	(17)
		Hightower Holding, LLC(12)(15)(19)(21)(29)(31)	First Lien Senior Secured Loan	L+ 5.00%	6.80%	1/31/2025		$34,589	34,432	34,503
		SumUp Holdings Luxembourg S.à.r.l.(6)(15)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 8.00%	9.00%	8/1/2024		€15,957	17,658	17,873
		SumUp Holdings Luxembourg S.à.r.l.(3)(6)(15)(19)(21)	First Lien Senior Secured Loan	EURIBOR+ 8.00%	9.00%	8/1/2024		€7,480	7,823	8,351
		TEI Holdings Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 6.00%	7.83%	12/23/2025		$1,509	1,464	1,464
		TEI Holdings Inc.(7)(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 6.00%	7.93%	12/23/2026		$49,050	48,340	48,559
		Valet Waste Holdings, Inc(12)(18)(21)(29)	First Lien Senior Secured Loan	L+ 3.75%	5.55%	9/29/2025		$23,747	23,700	23,539

								Services: Business Total	$165,286	$165,862	16.3%

	Services: Consumer	Pearl Intermediate Parent LLC(18)(29)	Second Lien Senior Secured Loan	L+ 6.25%	8.05%	2/13/2026		$2,571	2,587	2,545
		Surrey Bidco Limited(6)(17)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 6.00%	6.78%	5/11/2026		£5,000	6,138	6,466
		Trafalgar Bidco Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.70%	9/11/2024		£6,011	7,727	7,733
		Zeppelin BidCo Pty Limited(6)(18)(19)(21)	First Lien Senior Secured Loan	BBSY+ 6.00%	6.90%	6/28/2024	AUD	20,621	14,006	14,050

								Services: Consumer Total	$30,458	$30,794	3.0%

	Telecommunications	Conterra Ultra Broadband Holdings, Inc.(18)(29)	First Lien Senior Secured Loan	L+ 4.50%	6.30%	4/30/2026		$6,451	6,420	6,448
		Horizon Telcom, Inc.(3)(12)(15)(19)(29)	First Lien Senior Secured Loan—Delayed Draw	L+ 4.75%	6.46%	6/15/2023		$481	465	464
		Horizon Telcom, Inc.(2)(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	6/15/2023		$—	(2)	(1)
		Horizon Telcom, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 4.75%	6.44%	6/15/2023		$13,730	13,577	13,592
		Masergy Holdings, Inc.(15)(29)	Second Lien Senior Secured Loan	L+ 7.50%	9.46%	12/16/2024		$857	863	840

								Telecommunications Total	$21,323	$21,343	2.1%

	Transportation: Cargo	A&R Logistics, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.75%	7.85%	5/5/2025		$1,053	940	1,053
		A&R Logistics, Inc.(7)(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.75%	7.85%	5/5/2025		$43,976	43,130	43,976
		A&R Logistics, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	7.85%	5/5/2025		$2,473	2,424	2,473
		A&R Logistics, Inc.(7)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	7.66%	5/5/2025		$6,096	6,004	6,096
		ARL Holdings, LLC.(14)(19)(25)	Equity Interest	—	—	—		—	445	448
		ARL Holdings, LLC.(14)(19)(25)	Equity Interest	—	—	—		9	9	8
		ENC Holding Corporation(12)(18)(29)	First Lien Senior Secured Loan	L+ 4.00%	5.94%	5/30/2025		$10,272	10,259	10,041
		Grammer Investment Holdings LLC(14)(19)(25)	Equity Interest	—	—	—		1,011	1,011	1,021
		Grammer Investment Holdings LLC(19)(25)	Preferred Equity	10% PIK	10.00%	—		6	646	679
		Grammer Investment Holdings LLC(14)(19)(25)	Warrants	—	—	—		122	—	122
		Grammer Purchaser, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	L+ 4.50%	6.30%	9/30/2024		$52	56	42

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
		Grammer Purchaser, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan—Revolver	L+ 4.50%	6.31%	9/30/2024	$10,206	10,043	10,104
		Omni Logistics, LLC(15)(19)	Subordinated Debt	L+ 11.50%	13.30%	1/19/2024	$15,000	14,752	15,000
		PS HoldCo, LLC(12)(15)(29)	First Lien Senior Secured Loan	L+ 4.75%	6.55%	3/13/2025	$23,277	23,265	22,084
		Toro Private Investments II, L.P.(6)(14)(19)(25)	Equity Interest	—	—	—	3,090	3,090	3,090

							Transportation: Cargo Total	$116,074	$116,237	11.4%

	Transportation: Consumer	Direct Travel, Inc.(3)(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 6.50%	8.44%	12/1/2021	$1,471	1,382	1,471
		Direct Travel, Inc.(7)(15)(19)	First Lien Senior Secured Loan—Delayed Draw	L+ 6.50%	8.45%	12/1/2021	$2,920	2,920	2,920
		Direct Travel, Inc.(3)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	12/1/2021	$—	—	—
		Direct Travel, Inc.(7)(15)(19)(23)	First Lien Senior Secured Loan	L+ 6.50%	8.40%	12/1/2021	$49,667	49,667	49,667
		Toro Private Holdings III, Ltd(6)(12)(18)(29)	Second Lien Senior Secured Loan	L+ 9.00%	10.94%	5/28/2027	$8,998	8,504	7,604

							Transportation: Consumer Total	$62,473	$61,662	6.1%

	Utilities: Electric	CSVC Acquisition Corp	Corporate Bond	—	7.75%	6/15/2025	$13,478	12,598	8,126

							Utilities: Electric Total	$12,598	$8,126	0.8%

	Wholesale	Abracon Group Holding, LLC.(14)(19)(25)	Equity Interest	—	—	—	2	1,833	1,294
		Abracon Group Holding, LLC.(2)(3)(5)(15)(19)	First Lien Senior Secured Loan—Revolver	—	—	7/18/2024	$—	(32)	(28)
		Abracon Group Holding, LLC.(7)(13)(15)(19)	First Lien Senior Secured Loan	L+ 5.75%	7.70%	7/18/2024	$36,094	35,929	35,733
		Aramsco, Inc.(3)(18)(19)	First Lien Senior Secured Loan—Revolver	L+ 5.25%	7.05%	8/28/2024	$621	579	553
		Aramsco, Inc.(7)(18)(19)	First Lien Senior Secured Loan	L+ 5.25%	7.05%	8/28/2024	$24,288	23,902	23,802
		Armor Group, LP(14)(19)(25)	Equity Interest	—	—	—	10	1,012	1,085
		PetroChoice Holdings, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.93%	8/19/2022	$9,948	9,867	9,500
		PetroChoice Holdings, Inc.(12)(15)(19)(29)	First Lien Senior Secured Loan	L+ 5.00%	6.93%	8/19/2022	$6,582	6,452	6,286

							Wholesale Total	$79,542	$78,225	7.7%

							Non-Controlled/Non-Affiliate Investments Total	$2,416,854	$2,403,250	236.0%

Non-Controlled/Affiliate Investments
	Beverage, Food & Tobacco	ADT Pizza, LLC(10)(14)(19)(25)	Equity Interest	—	—	—	6,720	6,720	6,720

							Beverage, Food & Tobacco Total	$6,720	$6,720	0.6%

							Non-Controlled/Affiliate Investments Total	$6,720	$6,720	0.6%

Controlled Affiliate Investments	Aerospace & Defense	ACC Holdco, LLC(10)(11)(19)(25)	Preferred equity	—	16.00%	—	10,828	10,824	10,828
		Air Comm Corporation LLC(10)(11)(12)(18)(19)(21)(29)	First Lien Senior Secured Loan	L+ 6.50%	8.44%	6/30/2025	$27,298	26,516	27,161

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/Shares(9)	Cost	Market Value	% of NAV(4)
		BCC Jetstream Holdings Aviation (Off I), LLC(6)(10)(11)(19)(20)(25)	Equity Interest	—	—	—	11,863	11,863	13,091
		BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(19)(20)(25)	Equity Interest	—	—	—	1,116	1,116	1,869
		BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(19)(20)	First Lien Senior Secured Loan	—	10.00%	6/2/2022	$6,363	6,363	6,363
		Gale Aviation (Offshore) Co(6)(10)(11)(19)(25)	Equity Interest	—	—	—	57,007	57,007	57,773

							Aerospace & Defense Total	$113,689	$117,085	11.5%

							Controlled Affiliate Investments Total	$113,689	$117,085	11.5%

							Investments Total	$2,537,263	$2,527,055	248.1%

Cash Equivalents
	Cash Equivalents	Goldman Sachs Financial Square Government Fund Institutional Share Class(36)	Cash Equivalents	—	1.64%	—	$66,965	66,965	66,965

							Cash Equivalents Total	$66,965	$66,965	6.6%

							Investments and Cash Equivalents Total	$2,604,228	$2,594,020	254.7%

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)(8)
US DOLLARS 8,720	POUND STERLING 6,400	Bank of New York Mellon	9/21/2020	$288
POUND STERLING 6,220	US DOLLARS 8,192	Bank of New York Mellon	9/21/2020	—
US DOLLARS 12,177	EURO 10,370	Bank of New York Mellon	1/10/2020	552
EURO 3,270	US DOLLARS 2,930	Bank of New York Mellon	1/10/2020	—
US DOLLARS 11,874	EURO 10,300	Bank of New York Mellon	6/15/2020	194
US DOLLARS 412	POUND STERLING 310	Citibank	9/23/2020	(1)
US DOLLARS 25,257	POUND STERLING 19,410	Goldman Sachs	1/10/2020	(465)
US DOLLARS 68,701	POUND STERLING 53,430	Goldman Sachs	6/15/2020	(2,399)
US DOLLARS 83,784	EURO 72,370	Goldman Sachs	6/15/2020	1,716
US DOLLARS 16,897	AUSTRALIAN DOLLARS 24,180	Goldman Sachs	6/15/2020	(167)
US DOLLARS 8,885	DANISH KRONE 57,000	Goldman Sachs	6/15/2020	225
US DOLLARS 8,257	NORWEGIAN KRONE 74,020	Goldman Sachs	3/20/2020	(161)

				$(218)

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L"), the Euro Interbank Offered Rate ("EURIBOR" or "E"), British Pound Sterling LIBOR Rate ("GBP LIBOR"), the Norwegian Interbank Offered Rate ("NIBOR" or "N"), the Copenhagen Interbank Offered Rate ("CIBOR" or "C"), the Bank Bill Swap Rate ("BBSW"), the Bank Bill Swap Bid Rate ("BBSY"), or the Prime Rate ("Prime" or "P") and which reset daily, monthly, quarterly or semiannually. Investments or a portion thereof may bear Payment-in-Kind ("PIK"). For each, the Company has provided the PIK or the spread over LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW, BBSY, or Prime and the current weighted average interest rate in effect at December 31, 2019. Certain investments are subject to a LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW, or Prime interest rate floor.

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

(2)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
(3)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee.
(4)	Percentages are based on the Company's net assets of $1,018,400 as of December 31, 2019.
(5)	The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(6)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company's total assets. As of December 31, 2019, non-qualifying assets totaled 15.6% of the Company's total assets.
(7)	Assets or a portion thereof are pledged as collateral for the BCSF Complete Financing Solution LLC. See Note 6 "Debt".
(8)	Unrealized appreciation/(depreciation) on forward currency exchange contracts.
(9)
The principal amount (par amount) for all debt securities is denominated in U.S. dollars, unless otherwise noted. £ represents Pound Sterling, € represents Euro, NOK represents Norwegian krone, AUD represents Australian and DKK represents Kroner.
(10)	As defined in the 1940 Act, the Company is deemed to be an "Affiliated Investment" of the Company as the Company owns 5% or more of the portfolio company's securities.
(11)
As defined in the 1940 Act, the Company is deemed to "Control" this portfolio company as the Company either owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.
(12)	Assets or a portion thereof are pledged as collateral for the 2018-1 Issuer. See Note 6 "Debt".
(13)	$91 of the total par amount for this security is at P+ 4.75%.
(14)	Non-Income Producing.
(15)	Loan includes interest rate floor of 1.00%.
(16)	Loan includes interest rate floor of 0.75%.
(17)	Loan includes interest rate floor of 0.50%.
(18)	Loan includes interest rate floor of 0.00%.
(19)	Security valued using unobservable inputs (Level 3).
(20)	The Company holds non-controlling, affiliate interest in an aircraft-owning special purpose vehicle through this investment.
(21)	Assets or a portion thereof are pledged as collateral for the BCSF Revolving Credit Facility. See Note 6 "Debt".
(22)
The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.
(23)	$127 of the total par amount for this security is at P+ 5.50%.
(24)	$1,643 of the total par amount for this security is at P+ 4.00%.

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2019

(In thousands)

(25)	Security exempt from registration under the Securities Act of 1933 (the "Securities Act"), and may be deemed to be "restricted securities" under the Securities Act. As of December 31, 2019, the aggregate fair value of these securities is $123,733 or 12.15% of the Company's net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
BCC Jetstream Holdings Aviation (On II), LLC—Equity Interest	6/1/2017
BCC Jetstream Holdings Aviation (Off I), LLC—Equity Interest	6/1/2017
CB Titan Holdings, Inc.—Preferred Equity	11/14/2017
Impala Private Investments, LLC—Equity Interest	11/10/2017
Abracon Group Holding, LLC.—Equity Interest	7/18/2018
Armor Group, LP—Equity Interest	8/28/2018
Grammer Investment Holdings LLC—Warrants	10/1/2018
Grammer Investment Holdings LLC—Equity Interest	10/1/2018
Grammer Investment Holdings LLC—Preferred Equity	10/1/2018
ADT Pizza, LLC—Equity Interest	10/29/2018
PP Ultimate Holdings B, LLC—Equity Interest	12/20/2018
FCG Acquisitions, Inc.—Preferred equity	1/24/2019
WCI-HSG HOLDCO, LLC—Preferred equity	2/22/2019
Toro Private Investments II, L.P.—Equity Interest	3/19/2019
ARL Holdings, LLC.—Equity Interest	5/3/2019
ARL Holdings, LLC.—Equity Interest	5/3/2019
ACC Holdco, LLC.—Equity Interest	6/28/2019
Kellstrom Aerospace Group, Inc—Equity Interest	7/1/2019
East BCC Coinvest II,LLC—Equity Interest	7/23/2019
Gale Aviation (Offshore) Co—Equity Interest	8/2/2019
Ventiv Topco, Inc.—Equity Interest	9/3/2019
TLC Holdco LP—Equity Interest	10/11/2019
Elk Parent Holdings, LP—Equity Interest	11/1/2019
Elk Parent Holdings, LP—Preferred equity	11/1/2019
Precision Ultimate Holdings, LLC—Equity Interest	11/6/2019
Elevator Holdco Inc.—Equity Interest	12/23/2019

(26)	$4,606 of the total par amount for this security is at P+ 4.00%.
(27)	$71 of the total par amount for this security is at P+ 4.75%.
(28)	Assets or a portion thereof are pledged as collateral for the BCSF Complete Financing Solution Holdco LLC. See Note 6 "Debt".
(29)	Assets or a portion thereof are pledged as collateral for the 2019-1 Issuer. See Note 6 "Debt".
(30)	$747 of the total par amount for this security is at P+ 4.75%.
(31)	$87 of the total par amount for this security is at P+ 4.00%.
(32)	Loan includes interest rate floor of 1.50%.
(33)	Asset has been placed on non-accrual
(34)	$350 of the total par amount for this security is at P+ 3.75%.
(35)	$540 of the total par amount for this security is at L+ 4.50%
(36)	Cash equivalents include $31,434 of restricted cash.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(in thousands, except share and per share data)

Note 1. Organization

        Bain Capital Specialty Finance, Inc. (the "Company") was formed on October 5, 2015 and commenced investment operations on October 13, 2016. The Company has elected to be treated and is regulated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, for tax purposes the Company has elected to be treated and intends to operate in a manner so as to continuously qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), commencing concurrently with its election to be treated as a BDC. The Company is externally managed by BCSF Advisors, LP (the "Advisor" or "BCSF Advisors"), our investment adviser that is registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisor also provides the administrative services necessary for the Company to operate (in such capacity, the "Administrator" or "BCSF Advisors").

        On November 19, 2018, the Company closed its initial public offering (the "IPO"), which was a Qualified IPO, issuing 7,500,000 shares of its common stock at a public offering price of $20.25 per share. Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol "BCSF" on November 15, 2018.

        The Company's primary focus is capitalizing on opportunities within its Advisor's Senior Direct Lending Strategy, which seeks to provide risk-adjusted returns and current income to its stockholders by investing primarily in middle-market companies with between $10.0 million and $150.0 million in EBITDA. The Company focuses on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Company generally seeks to retain voting control in respect of the loans or particular classes of securities in which the Company invests through maintaining affirmative voting positions or negotiating consent rights that allow the Company to retain a blocking position. The Company may also invest in mezzanine debt and other junior securities and in secondary purchases of assets or portfolios, as described below. Investments are likely to include, among other things, (i) senior first lien, stretch senior, senior second lien, unitranche, (ii) mezzanine debt and other junior investments and (iii) secondary purchases of assets or portfolios that primarily consist of middle-market corporate debt. The Company may also invest, from time to time, in equity securities, distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities.

        Our operations comprise only a single reportable segment.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The Company's consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The Company's consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. These consolidated financial statements reflect adjustments that in the opinion of the Company are necessary for the fair statement of the financial position and results of operations for the periods presented herein and are not necessarily

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies (Continued)

indicative of the full fiscal year. The Company has determined it meets the definition of an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946—Financial Services—Investment Companies. The functional currency of the Company is U.S. dollars and these consolidated financial statements have been prepared in that currency. Prior period information has been reclassified to conform to the current period presentation and this had no effect on the Company's consolidated financial position or the consolidated results of operations as previously reported.

        The information included in this Form 10-Q should be read in conjunction with the audited financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Basis of Consolidation

        The Company will generally consolidate any wholly, or substantially, owned subsidiary when the design and purpose of the subsidiary is to act as an extension of the Company's investment operations and to facilitate the execution of the Company's investment strategy. Accordingly, the Company consolidated the results of its subsidiaries BCSF I, LLC, BCSF II-C, LLC, BCSF CFSH, LLC, BCSF CFS, LLC, BCC Middle Market CLO 2018-1, LLC, and BCC Middle Market CLO 2019-1, LLC in its consolidated financial statements. All intercompany transactions and balances have been eliminated in consolidation. Since the Company is an investment company, portfolio investments held by the Company are not consolidated into the consolidated financial statements. The portfolio investments held by the Company (including its investments held by consolidated subsidiaries) are included on the consolidated statements of assets and liabilities as investments at fair value.

Use of Estimates

        The preparation of the consolidated financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Portfolio Investments

        Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Company will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies (Continued)

that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of the Board of Directors of the Company (the "Board"), based on, among other things, the input of the Advisor, the Company's audit committee of the Board (the "Audit Committee") and one or more independent third-party valuation firms engaged by the Board.

        With respect to unquoted portfolio investments, the Company will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        With respect to investments for which market quotations are not readily available, the Advisor will undertake a multi-step valuation process, which includes among other things, the below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Advisor responsible for the portfolio investment or by an independent valuation firm;

  •
  Preliminary valuation conclusions are then documented and discussed with the Company's senior management and the Advisor. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee of the Board reviews the valuations presented and recommends values for each of the investments to the Board; and

  •
  The Board will discuss valuations and determine the fair value of each investment in good faith based upon, among other things, the input of the Advisor, independent valuation firms, where applicable, and the Audit Committee.

        In following this approach, the types of factors that are taken into account in the fair value pricing of investments include, as relevant, but are not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio company's ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion.

        The Company applies ASC Topic 820, Fair Value Measurement ("ASC 820"), which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies (Continued)

orderly transaction between market participants at the measurement date. The Company determines the fair value of investments consistent with its valuation policy. The Company discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

        A financial instrument's level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

        Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Company evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Company considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment.

        The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

Securities Transactions, Revenue Recognition and Expenses

        The Company records its investment transactions on a trade date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Commitment fees are recorded on an accrual basis and recognized as interest income. Loan origination

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies (Continued)

fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Company's investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded. Upon prepayment of a loan or debt security, any prepayment premium, unamortized upfront loan origination fees and unamortized discount are recorded as interest income.

        Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from an equity interest, limited liability company or a limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

        Certain investments may have contractual payment-in-kind ("PIK") interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

        Certain structuring fees and amendment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered.

        Expenses are recorded on an accrual basis.

Non-Accrual Loans

        Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management's judgment, principal and interest payments are likely to remain current. The Company may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of March 31, 2020 and December 31, 2019, three and two loans have been placed on non-accrual status, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies (Continued)

Distributions

        Distributions to common stockholders are recorded on the record date. The amount to be distributed, if any, is determined by the Board each quarter, and is generally based upon the earnings estimated by the Advisor. Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with US GAAP. The Company may pay distributions to its stockholders in a year in excess of its investment company taxable income and net capital gain for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. This excess generally would be a tax-free return of capital in the period and generally would reduce the stockholder's tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses.

        The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and, depending upon the level of the Company's taxable income earned in a year, the Company may choose to carry forward taxable income for distribution in the following year and incur applicable U.S. federal excise tax. The specific tax characteristics of the Company's distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

        The Company distributes net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, the Company may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to stockholders.

Dividend Reinvestment Plan

        The Company has adopted a dividend reinvestment plan that provides for the reinvestment of cash dividends and distributions. Prior to the IPO, stockholders who elected to "opt in" to the Company's dividend reinvestment plan had their cash dividends and distributions automatically reinvested in additional shares of the Company's common stock, rather than receiving cash dividends and distributions.

        Subsequent to the IPO, stockholders who do not "opt out" of the Company's dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company's common stock, rather than receiving cash dividends and distributions.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies (Continued)

Offering Costs

        Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, legal, printing and other costs associated with the preparation and filing of applicable registration statements. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of paid-in-capital upon each such offering.

Cash, Restricted Cash, and Cash Equivalents

        Cash and cash equivalents consist of deposits held at custodian banks and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost, which approximates fair value. The Company may deposit its cash and cash equivalents in financial institutions and, at certain times, such balances may exceed the Federal Deposit Insurance Corporation insurance limits. Cash equivalents are presented separately on the consolidated schedules of investments. Restricted cash is collected and held by the trustee who has been appointed as custodian of the assets securing certain of the Company's financing transactions.

Foreign Currency Translation

        The accounting records of the Company are maintained in U.S. dollars. The fair values of foreign securities, foreign cash and other assets and liabilities denominated in foreign currency are translated to U.S. dollars based on the current exchange rates at the end of each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. Unrealized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates are included in the net change in unrealized appreciation (depreciation) on foreign currency translation on the consolidated statements of operations. Net realized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to changes in foreign currency exchange rates are included in net realized gain (loss) on foreign currency transactions on the consolidated statements of operations. The portion of both realized and unrealized gains and losses on investments that result from changes in foreign currency exchange rates is not separately disclosed, but is included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments, respectively, on the consolidated statements of operations.

Forward Currency Exchange Contracts

        The Company may enter into forward currency exchange contracts to reduce the Company's exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. A forward currency exchange contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Company does not utilize hedge accounting and as such the Company recognizes the value of its derivatives at fair value on the consolidated statements of assets and liabilities with changes in the net unrealized appreciation (depreciation) on forward currency exchange contracts recorded on the consolidated statements of operations. Forward currency exchange contracts

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies (Continued)

are valued using the prevailing forward currency exchange rate of the underlying currencies. Unrealized appreciation (depreciation) on forward currency exchange contracts are recorded on the consolidated statements of assets and liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Cash collateral maintained in accounts held by counterparties is included in collateral on forward currency exchange contracts on the consolidated statements of assets and liabilities. Notional amounts and the gross fair value of forward currency exchange contracts assets and liabilities are presented separately on the consolidated schedules of investments.

        Changes in net unrealized appreciation (depreciation) are recorded on the consolidated statements of operations in net change in unrealized appreciation (depreciation) on forward currency exchange contracts. Net realized gains and losses are recorded on the consolidated statements of operations in net realized gain (loss) on forward currency exchange contracts. Realized gains and losses on forward currency exchange contracts are determined using the difference between the fair market value of the forward currency exchange contract at the time it was opened and the fair market value at the time it was closed or covered. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms.

Deferred Financing Costs and Debt Issuance Costs

        The Company records costs related to issuance of revolving debt obligations as deferred financing costs. These costs are deferred and amortized using the straight-line method over the stated maturity life of the obligation. The Company records costs related to the issuance of term debt obligations as debt issuance costs. These costs are deferred and amortized using the effective interest method. These costs are presented as a reduction to the outstanding principal amount of the term debt obligations on the consolidated statements of assets and liabilities.

Income Taxes

        The Company has elected to be treated for U.S. federal income tax purposes as a RIC under the Code. So long as the Company maintains its status as a RIC, it will generally not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually as dividends to its stockholders. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company's stockholders and will not be reflected in the consolidated financial statements of the Company.

        The Company intends to comply with the applicable provisions of the Code pertaining to RICs and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions paid to stockholders through March 31, 2020 may include return of capital, however, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until the Company files our tax return for the tax year ending December 31, 2020. The character

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies (Continued)

of income and gains that the Company distributes is determined in accordance with income tax regulations that may differ from GAAP. BCSF I, LLC, BCSF II-C, LLC, BCSF CFSH, LLC, BCSF CFS, LLC, BCC Middle Market CLO 2018-1, LLC, and BCC Middle Market CLO 2019-1, LLC are disregarded entities for tax purposes and are consolidated with the tax return of the Company.

        The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes, if any, are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Management has analyzed the Company's tax positions and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions on returns to be filed by the Company for all open tax years should be recorded. The Company identifies its major tax jurisdiction as the United States, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. As of March 31, 2020, the tax years that remain subject to examination are from 2016 forward.

Recent Accounting Pronouncements

        In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement." ASU 2018-13 is part of the disclosure framework project and eliminates certain disclosure requirements for fair value measurements, requires entities to disclose new information, and modifies existing disclosure requirements. The new guidance is effective after December 15, 2019. We do not believe this change has a material effect on our consolidated financial statements and disclosures.

Note 3. Investments

        The following table shows the composition of the investment portfolio, at amortized cost and fair value as of March 31, 2020 (with corresponding percentage of total portfolio investments):

	As of March 31, 2020
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
First Lien Senior Secured Loans	$2,283,074	87.0%	$2,178,825	87.7%
First Lien Last Out Loans	16,821	0.6	16,258	0.6
Second Lien Senior Secured Loans	187,660	7.2	153,050	6.2
Subordinated Debt	14,763	0.6	15,000	0.6
Equity Interests	103,332	3.9	99,867	4.0
Preferred Equity	19,584	0.7	21,533	0.9
Warrants	—	0.0	—	0.0

Total	$2,625,234	100.0%	$2,484,533	100.0%

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio, at amortized cost and fair value as of December 31, 2019 (with corresponding percentage of total portfolio investments):

	As of December 31, 2019
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
First Lien Senior Secured Loans	$2,167,932	85.4%	$2,165,844	85.7%
First Lien Last Out Loans	28,315	1.1	29,300	1.2
Second Lien Senior Secured Loans	187,565	7.4	175,670	7.0
Subordinated Debt	14,752	0.6	15,000	0.5
Corporate Bonds	22,412	0.9	17,508	0.7
Equity Interests	96,736	3.8	99,293	3.9
Preferred Equity	19,551	0.8	24,318	1.0
Warrants	—	0.0	122	0.0

Total	$2,537,263	100.0%	$2,527,055	100.0%

        The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value as of March 31, 2020 (with corresponding percentage of total portfolio investments):

	As of March 31, 2020
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
United States	$2,210,354	84.2%	$2,087,323	84.0%
United Kingdom	125,106	4.8	117,732	4.7
Cayman Islands	63,602	2.4	64,367	2.6
Luxembourg	56,293	2.1	53,484	2.2
Israel	39,017	1.5	38,867	1.6
Germany	38,651	1.5	38,275	1.5
Ireland	20,509	0.8	19,794	0.8
Sweden	18,364	0.7	15,245	0.6
Jersey	14,942	0.6	14,621	0.6
France	13,105	0.5	12,223	0.5
Australia	14,018	0.5	12,048	0.5
Netherlands	11,273	0.4	10,554	0.4

Total	$2,625,234	100.0%	$2,484,533	100.0%

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value as of December 31, 2019 (with corresponding percentage of total portfolio investments):

	As of December 31, 2019
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
United States	$2,160,607	85.2%	$2,146,830	85.0%
United Kingdom	123,327	4.9	126,455	5.0
Cayman Islands	57,007	2.2	57,773	2.3
Luxembourg	45,622	1.8	45,461	1.8
Israel	36,193	1.4	36,175	1.4
Germany	25,142	1.0	26,113	1.0
Ireland	20,486	0.8	20,485	0.8
Sweden	18,357	0.7	16,996	0.7
Australia	14,006	0.6	14,050	0.6
France	13,098	0.5	13,076	0.5
Jersey	12,144	0.5	12,763	0.5
Netherlands	11,274	0.4	10,878	0.4

Total	$2,537,263	100.0%	$2,527,055	100.0%

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of March 31, 2020 (with corresponding percentage of total portfolio investments):

	As of March 31, 2020
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
High Tech Industries	$393,219	15.0%	$378,539	15.2%
Aerospace & Defense	319,706	12.2	306,957	12.4
Healthcare & Pharmaceuticals	225,606	8.6	209,603	8.4
Consumer Goods: Non-Durable	211,887	8.1	206,863	8.3
Capital Equipment	188,172	7.2	185,100	7.5
Services: Business	198,438	7.6	182,645	7.4
Transportation: Cargo	117,045	4.5	113,471	4.6
Construction & Building	109,634	4.2	106,754	4.3
Wholesale	80,575	3.1	73,846	3.0
Energy: Oil & Gas	80,603	3.1	72,177	2.9
Automotive	69,217	2.6	67,997	2.7
Consumer Goods: Durable	67,532	2.6	65,370	2.6
Transportation: Consumer	69,696	2.6	61,343	2.4
FIRE: Insurance(1)	58,540	2.2	56,203	2.3
Media: Advertising, Printing & Publishing	59,762	2.3	52,736	2.1
Hotel, Gaming & Leisure	53,022	2.0	46,867	1.9
Media: Broadcasting & Subscription	43,199	1.6	43,162	1.7
Media: Diversified & Production	37,920	1.4	36,777	1.5
Chemicals, Plastics & Rubber	33,702	1.3	33,327	1.3
Retail	32,289	1.2	32,125	1.3
Services: Consumer	30,479	1.2	27,168	1.1
Telecommunications	21,850	0.8	20,879	0.8
Energy: Electricity	22,124	0.8	20,784	0.8
Environmental Industries	16,821	0.6	16,258	0.7
FIRE: Finance(1)	14,865	0.6	14,857	0.6
Banking	15,340	0.6	14,388	0.6
Containers, Packaging & Glass	11,642	0.4	11,485	0.5
FIRE: Real Estate(1)	10,805	0.4	10,024	0.4
Beverage, Food & Tobacco	21,235	0.8	9,461	0.4
Forest Products & Paper	10,309	0.4	7,367	0.3

Total	$2,625,234	100.0%	$2,484,533	100.0%

(1)
Finance, Insurance, and Real Estate ("FIRE").

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2019 (with corresponding percentage of total portfolio investments):

	As of December 31, 2019
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
High Tech Industries	$356,086	14.0%	$356,073	14.1%
Aerospace & Defense	305,111	12.0	307,863	12.2
Healthcare & Pharmaceuticals	255,579	10.1	254,014	10.1
Consumer Goods: Non-Durable	195,602	7.7	196,653	7.8
Capital Equipment	183,618	7.2	186,913	7.4
Services: Business	165,286	6.5	165,862	6.5
Transportation: Cargo	116,074	4.6	116,237	4.6
Construction & Building	107,413	4.2	108,176	4.3
Wholesale	79,542	3.1	78,225	3.1
Energy: Oil & Gas	77,264	3.0	77,979	3.1
Automotive	66,522	2.6	67,374	2.7
Consumer Goods: Durable	63,712	2.5	63,394	2.5
Transportation: Consumer	62,473	2.5	61,662	2.3
Media: Advertising, Printing & Publishing	59,419	2.3	54,765	2.2
FIRE: Insurance(1)	52,367	2.1	54,086	2.1
Hotel, Gaming & Leisure	52,866	2.1	53,074	2.1
Media: Broadcasting & Subscription	43,165	1.7	44,247	1.8
Media: Diversified & Production	35,670	1.4	36,403	1.4
Retail	34,774	1.4	34,827	1.4
Chemicals, Plastics & Rubber	32,288	1.3	32,446	1.3
Services: Consumer	30,458	1.2	30,794	1.2
Banking	25,656	1.0	25,466	1.0
Energy: Electricity	22,172	0.9	22,134	0.9
Telecommunications	21,323	0.8	21,343	0.8
Beverage, Food & Tobacco	30,687	1.2	19,531	0.8
Environmental Industries	16,814	0.7	17,612	0.7
Containers, Packaging, & Glass	11,637	0.5	11,633	0.5
FIRE: Real Estate(1)	10,786	0.4	10,443	0.4
Forest Products & Paper	10,301	0.4	9,700	0.4
Utilities: Electric	12,598	0.6	8,126	0.3

Total	$2,537,263	100.0%	$2,527,055	100.0%

(1)
Finance, Insurance, and Real Estate ("FIRE").

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 3. Investments (Continued)

Antares Bain Capital Complete Financing Solution

        Prior to April 30, 2019, the Company was party to a limited liability company agreement with Antares Midco Inc. ("Antares") pursuant to which it invested in ABC Complete Financing Solution LLC, which made investments through its subsidiary, Antares Bain Capital Complete Financing Solution LLC (together with ABC Complete Financing Solution LLC, "ABCS"). ABCS, an unconsolidated Delaware limited liability company, was formed on September 27, 2017 and commenced operations on November 29, 2017. ABCS' principal purpose was to make investments, primarily in senior secured unitranche loans. The Company recorded its investment in ABCS at fair value. Distributions of income received from ABCS, if any, were recorded as dividend income from controlled affiliate investments in the consolidated statements of operations. Distributions received from ABCS in excess of income earned at ABCS, if any, were recorded as a return of capital and reduced the amortized cost of controlled affiliate investments.

        The Company and Antares, as members of ABCS, agreed to contribute capital up to (subject to the terms of their agreement) $950.0 million in aggregate to purchase equity interests in ABCS, with the Company and Antares contributing up to $425.0 million and $525.0 million, respectively. Funding of such commitments generally required the consent of both Antares Credit Opportunities Manager LLC and the Advisor on behalf of Antares and the Company, respectively. ABCS was capitalized with capital contributions from its members on a pro-rata basis based on their maximum capital contributions as transactions were funded after they had been approved.

        Investment decisions of ABCS required the consent of both the Advisor and Antares Credit Opportunities Manager LLC, as representatives of the Company and Antares, respectively. Each of the Advisor and Antares sourced investments for ABCS.

        On April 30, 2019, the Company formed BCSF Complete Financing Solution Holdco, LLC ("BCSF CFSH, LLC") and BCSF Complete Financing Solution, LLC ("BCSF Unitranche" or "BCSF CFS, LLC"), wholly-owned, newly-formed, subsidiaries. The Company received its proportionate share of all assets which represented 44.737% of ABCS. The portfolio of investments that was distributed comprised of 25 senior secured unitranche loans with a fair value of $919.0 million and cash of $3.2 million. The Company also assumed the obligation to fund outstanding unfunded commitments of $31.4 million. In connection with the distribution, the Company recognized a realized gain of $0.3 million. The Company is no longer a member of ABCS. The assets the Company received from ABCS have been included in the Company's consolidated financial statements and notes thereto.

        In conjunction with the distribution from ABCS, on April 30, 2019, BCSF CFS, LLC entered into a loan and security agreement (the "JPM Credit Agreement" or the "JPM Credit Facility") as borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent, Securities Intermediary and Bank. On the date of the ABCS distribution, the Company had $577.5 million outstanding on the JPM Credit Facility. See Note 6 for additional information on the JPM Credit Facility.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 3. Investments (Continued)

        Below is selected statements of operations information for the three months ended March 31, 2019:

Selected Statements of Operations Information

For the Three Months Ended
March 31, 2019
Interest Income	$38,911
Fee income	188

Total revenues	39,099
Credit facility expenses(1)	16,260
Other fees and expenses	5,066

Total expenses	21,326

Net investment income	17,773

Net increase in members' capital from operations	$17,773

(1)
As of March 31, 2019 the ABCS Facility had $1,243.4 million of outstanding debt.

Note 4. Fair Value Measurements

Fair Value Disclosures

        The following table presents fair value measurements of investments by major class, cash equivalents and derivatives as of March 31, 2020, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
First Lien Senior Secured Loans	$—	$99,546	$2,079,279	$2,178,825
First Lien Last Out Loans	—	—	16,258	16,258
Second Lien Senior Secured Loans	—	31,687	121,363	153,050
Subordinated Debt	—	—	15,000	15,000
Equity Interests	—	—	99,867	99,867
Preferred Equity	—	—	21,533	21,533
Warrants	—	—	—	—

Total Investments	$—	$131,233	$2,353,300	$2,484,533

Cash equivalents	$41,168	$—	$—	$41,168

Forward currency exchange contracts (asset)	$—	$12,903	$—	$12,903

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 4. Fair Value Measurements (Continued)

        The following table presents fair value measurements of investments by major class, cash equivalents and derivatives as of December 31, 2019, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
First Lien Senior Secured Loans	$—	$176,223	$1,989,621	$2,165,844
First Lien Last Out Loans	—	—	29,300	29,300
Second Lien Senior Secured Loans	—	51,643	124,027	175,670
Subordinated Debt	—	—	15,000	15,000
Corporate Bonds	—	17,508	—	17,508
Equity Interests	—	—	99,293	99,293
Preferred Equity	—	—	24,318	24,318
Warrants	—	—	122	122

Total Investments	$—	$245,374	$2,281,681	$2,527,055

Cash equivalents	$66,965	$—	$—	$66,965

Forward currency exchange contracts (asset)	$—	$1,034	$—	$1,034

Forward currency exchange contracts (liability)	$—	$1,252	$—	$1,252

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended March 31, 2020:

	First Lien Senior Secured Loans	First Lien Last Out Loans	Second Lien Senior Secured Loans	Subordinated Debt	Equity Interest	Preferred Equity	Warrants	Total Investments
Balance as of January 1, 2020	$1,989,621	$29,300	$124,027	$15,000	$99,293	$24,318	$122	$2,281,681
Purchases of investments and other adjustments to cost	269,337	116	—	—	6,594	—	—	276,047
Paid-in-kind interest	126	—	—	—	—	33	—	159
Net accretion of discounts (amortization of premiums)	1,019	11	90	11	—	—	—	1,131
Proceeds from principal repayments and sales of investments	(130,432)	(11,622)	—	—	—	—	—	(142,054)
Net change in unrealized depreciation on investments	(81,952)	(1,547)	(13,762)	(11)	(6,020)	(2,818)	(122)	(106,232)
Net realized losses on investments	(571)	—	—	—	—	—	—	(571)
Transfers out of Level 3	(63,815)	—	(2,735)	—	—	—	—	(66,550)
Transfers to Level 3	95,946	—	13,743	—	—	—	—	109,689

Balance as of March 31, 2020	$2,079,279	$16,258	$121,363	$15,000	$99,867	$21,533	$—	$2,353,300

Change in unrealized depreciation attributable to investments still held at March 31, 2020	$(80,065)	$(1,361)	$(13,762)	$(11)	$(6,020)	$(2,818)	$(122)	$(104,159)

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 4. Fair Value Measurements (Continued)

        Transfers between levels, if any, are recognized at the beginning of the quarter in which transfers occur. For the three months ended March 31, 2020, transfers from Level 2 to Level 3 were primarily due to decreased price transparency. For the three months ended March 31, 2020, transfers from Level 3 to Level 2 were primarily due to increased price transparency.

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended March 31, 2019:

	First Lien Senior Secured Loans	First Lien Last Out Loans	Second Lien Senior Secured Loans	Subordinated Debt	Investment Vehicles(1)	Equity Interest	Preferred Equity	Warrants	Total Investments
Balance as of January 1, 2019	$439,487	$27,487	$145,555	$39,625	$279,363	$26,521	$2,807	$—	$960,845
Purchases of investments and other adjustments to cost	112,743	307	20,096	—	51,467	—	4,722		189,335
Paid-in-kind interest	—	86	—	—	—	—	15	—	101
Net accretion of discounts (amortization of premiums)	371	27	87	17	—	—	—	—	502
Proceeds from principal repayments and sales of investments	(63,507)	(56)	(32,659)	—	—	—	—	—	(96,222)
Net change in unrealized appreciation (depreciation) on investments	(474)	515	1,047	(17)	4,521	9	152	120	5,873
Net realized gains (losses) on investments	(137)	—	270	—	—	—	—	—	133
Transfers out of Level 3	(71,418)	—	(17,384)	—	—	—	—	—	(88,802)
Transfers to Level 3	114,580	—	2,544	—	—	—	—	—	117,124

Balance as of March 31, 2019	$531,645	$28,366	$119,556	$39,625	$335,351	$26,530	$7,696	$120	$1,088,889

Change in unrealized appreciation (depreciation) attributable to investments still held at March 31, 2019	$(839)	$515	$1,047	$(17)	$4,521	$9	$152,	$120	$5,508

(1)
Represents equity investment in ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 4. Fair Value Measurements (Continued)

        Transfers between levels, if any, are recognized at the beginning of the quarter in which transfers occur. For the three months ended March 31, 2019, transfers from Level 2 to Level 3 were primarily due to decreased price transparency. For the three months ended March 31, 2019, transfers from Level 3 to Level 2 was primarily due to increased price transparency.

Significant Unobservable Inputs

        ASC 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner.

        The valuation techniques and significant unobservable inputs used in Level 3 fair value measurements of assets as of March 31, 2020 were as follows:

	As of March 31, 2020
	Fair Value of Level 3 Assets(1)	Valuation Technique	Significant Unobservable Inputs	Range of Significant Unobservable Inputs (Weighted Average(2))
First Lien Senior Secured Loans	$1,926,143	Discounted Cash Flows	Comparative Yields	5.6%-14.2% (8.2%)
First Lien Senior Secured Loans	36,937	Collateral Analysis	Recovery Rate	100.0%
First Lien Last Out	16,258	Discounted Cash Flows	Comparative Yields	13.0%
Second Lien Senior Secured Loans	114,147	Discounted Cash Flows	Comparative Yields	8.4%-21.6% (13.5%)
Subordinated Debt	15,000	Discounted Cash Flows	Comparative Yields	13.4%
Equity Interest	21,138	Comparable Company Multiple	EBITDA Multiple	6.0x-19.0x (10.0x)
Equity Interest	78,729	Discounted Cash Flows	Discount Rate	10.0%-15.8% (14.7%)
Preferred Equity	21,533	Comparable Company Multiple	EBITDA Multiple	6.0x-11.8x (9.3x)
Warrants	—	Comparable Company Multiple	EBITDA Multiple	6.0x

Total investments	$2,229,885

(1)
Included within the Level 3 assets of $2,353,300 is an amount of $123,415 for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples include single source quotation and prior or pending transactions).

(2)
Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

        The Company used the income approach and market approach to determine the fair value of certain Level 3 assets as of March 31, 2020. The significant unobservable inputs used in the income approach are the comparative yield and discount rate. The comparative yield and discount rate are used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value. The significant unobservable inputs used in the market approach is the comparable company multiple and the recovery rate. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 4. Fair Value Measurements (Continued)

an increase/decrease, respectively, in the fair value. The recovery rate represents the extent to which proceeds can be recovered. An increase/decrease in the recovery rate would result in an increase/decrease, respectively, in the fair value.

        The valuation techniques and significant unobservable inputs used in Level 3 fair value measurements of assets as of December 31, 2019 were as follows:

	As of December 31, 2019
	Fair Value of Level 3 Assets(1)	Valuation Technique	Significant Unobservable Inputs	Range of Significant Unobservable Inputs (Weighted Average(2))
First Lien Senior Secured Loans	$1,475,477	Discounted Cash Flows	Comparative Yields	4.4%-15.8% (7.7%)
First Lien Senior Secured Loans	6,363	Discounted Cash Flows	Discount Rate	10.0%-10.0% (10.0%)
First Lien Senior Secured Loans	23,181	Collateral Analysis	Recovery Rate	100%
First Lien Last Out Loans	29,300	Discounted Cash Flows	Comparative Yields	7.1%-12.5% (10.3%)
Second Lien Senior Secured Loans	115,014	Discounted Cash Flows	Comparative Yields	6.1%-17.0% (10.4%)
Subordinated Debt	15,000	Discounted Cash Flows	Comparative Yields	15.3%
Equity Interest	21,495	Comparable Company Multiple	EBITDA Multiple	6.8x-17.5x (9.8x)
Equity Interest	24,514	Discounted Cash Flows	Discount Rate	10.0%-18.8% (13.4%)
Preferred Equity	23,116	Comparable Company Multiple	EBITDA Multiple	7.3x-12.5x (11.0x)
Warrants	122	Comparable Company Multiple	EBITDA Multiple	7.3x

Total investments	$1,733,582

(1)
Included within the Level 3 assets of $2,281,681 is an amount of $548,099 for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples include single source quotation and prior or pending transactions).

(2)
Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

        The Company used the income approach and market approach to determine the fair value of certain Level 3 assets as of December 31, 2019. The significant unobservable input used in the income approach is the comparative yield. The significant unobservable inputs used in the income approach are the comparative yield and discount rate. The comparative yield and discount rate are used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value. The significant unobservable input used in the market approach is the comparable company multiple. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in an increase/decrease, respectively, in the fair value.

        The fair value of the BCSF Revolving Credit Facility (as defined in Note 6), which is categorized as Level 3 within the fair value hierarchy as of March 31, 2020 and December 31, 2019, approximates the carrying value of such facility. The fair values of the 2018-1 Notes (as defined in Note 6), which are categorized as Level 3 within the fair value hierarchy as of March 31, 2020 and December 31, 2019, approximate the carrying value of such facilities. The fair value of the JPM Credit Facility (as defined in Note 6), which is categorized as Level 3 within the fair value hierarchy as of March 31, 2020, approximates the carrying value of such facility. The fair values of the 2019-1 Debt (as defined in

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 4. Fair Value Measurements (Continued)

Note 6), which are categorized as Level 3 within the fair value hierarchy as of March 31, 2020, approximate the carrying value of such facilities.

Note 5. Related Party Transactions

Investment Advisory Agreement

        The Company entered into the first amended and restated investment advisory agreement as of November 14, 2018 (the "Investment Advisory Agreement") with the Advisor, pursuant to which the Advisor manages the Company's investment program and related activities. On November 28, 2018, the Board, including a majority of the Independent Directors, approved a second amended and restated advisory agreement (the "Amended Advisory Agreement") between the Company and BCSF Advisors, LP ("the Advisor"). On February 1, 2019, Shareholders approved the Amended Advisory Agreement which replaced the existing Investment Advisory Agreement.

Base Management Fee

        The Company pays the Advisor a base management fee (the "Base Management Fee"), accrued and payable quarterly in arrears. The Base Management Fee is calculated at an annual rate of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. Such amount shall be appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuance or repurchases by the Company during a calendar quarter. The Base Management Fee for any partial quarter will be appropriately prorated. Effective February 1, 2019, the base management fee has been revised to a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company's asset coverage ratio below 200%.

        The Advisor, however, contractually waived its right to receive the Base Management Fee in excess of 0.75% of the aggregate gross assets excluding cash (including capital drawn to pay the Company's expenses) during any period prior to the IPO. Additionally, for the period from the date of the IPO through December 31, 2019, the Advisor voluntarily waived its right to receive the Base Management Fee in excess of 0.75%. The Advisor was not permitted to recoup any waived amounts. In certain previous filings, management fees were presented on a net basis.

        For the three months ended March 31, 2020 and 2019 management fees were $8.7 million and $6.8 million, respectively. For the three months ended March 31, 2020, $0.0 million was contractually waived and $0.0 million was voluntarily waived. For the three months ended March 31, 2019, $0.0 million was contractually waived and $2.3 million was voluntarily waived.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 5. Related Party Transactions (Continued)

        As of March 31, 2020 and December 31, 2019, $16.0 million and $7.3 million remained payable, respectively.

Incentive Fee

        For the periods ended March 31, 2020 and 2019, the incentive fee consists of two parts that are determined independently of each other such that one component may be payable even if the other is not.

        The first part, the Incentive Fee based on income (the "Income Fee"), is calculated and payable quarterly in arrears as detailed below.

        The second part, the capital gains incentive fee, is determined and payable in arrears as detailed below.

Incentive Fee on Pre-Incentive Fee Net Investment Income

        Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the Base Management Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, original issue discount ("OID"), debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

        Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the Hurdle rate for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses.

        Prior to the calendar quarter that commenced on January 1, 2019 the incentive on income was calculated as follows:

  (i)
  15.0% of the pre-incentive fee net investment income for the current quarter prior to the IPO; or

  (ii)
  17.5% of the pre-incentive fee net income for the current quarter after the IPO; and

  (i)
  15.0% of all remaining pre-incentive fee net investment income above the "catch-up" prior to the IPO, or

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 5. Related Party Transactions (Continued)

  (ii)
  17.5% of all remaining pre-incentive fee net investment income above the "catch-up" after the IPO.

        Beginning with the calendar quarter that commenced on January 1, 2019, the incentive fee based on income is calculated and payable quarterly in arrears based on the aggregate pre-incentive fee net investment income in respect of the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commenced on or after January 1, 2019 (or the appropriate portion thereof in the case of any of the Company's first eleven calendar quarters that commence on or after January 1, 2019) (in either case, the "Trailing Twelve Quarters"). This calculation is referred to as the "Three-Year Lookback."

        With respect to any calendar quarter that commences on or after January 1, 2019, pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters is compared to a "Hurdle Amount" equal to the product of (i) the hurdle rate of 1.5% per quarter (6% annualized) and (ii) the sum of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Hurdle Amount will be calculated after making appropriate adjustments to our NAV at the beginning of each applicable calendar quarter for our subscriptions (which shall include all issuances by us of shares of our Common Stock, including issuances pursuant to the Company's dividend reinvestment plan) and distributions during the applicable calendar quarter.

        Commencing on January 1, 2019, the quarterly incentive fee based on income is calculated, subject to the Incentive Fee Cap (as defined below), based on the amount by which (A) aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters exceeds (B) the Hurdle Amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the "Excess Income Amount." The incentive fee based on income that is paid to the Advisor in respect of a particular calendar quarter will equal the Excess Income Amount less the aggregate incentive fees based on income that were paid to the Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

        The incentive fee based on income for each calendar quarter is determined as follows:

  (i)
  No incentive fee based on income is payable to the Advisor for any calendar quarter for which there is no Excess Income Amount;

  (ii)
  100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which the Company refers to as the "Catch-up Amount," determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and

  (iii)
  17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 5. Related Party Transactions (Continued)

Incentive Fee Cap

        With respect to any calendar quarter that commences on or after January 1, 2019, the incentive fee based on income is subject to a cap (the "Incentive Fee Cap"). The Incentive Fee Cap in respect of any calendar quarter is an amount equal to 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters less the aggregate incentive fees based on income that were paid to the Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

        "Cumulative Net Return" during the relevant Trailing Twelve Quarters means (x) the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters less (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on income to the Advisor in respect of that quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on income that is payable to the Advisor for such quarter calculated as described above, the Company will pay an incentive fee based on income to the Advisor equal to the Incentive Fee Cap in respect of such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on income that is payable to the Advisor for such quarter calculated as described above, the Company will pay an incentive fee based on income to the Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

        "Net Capital Loss" in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.

        For the three months ended March 31, 2020 and 2019, the Company incurred $0.0 million and $4.1 million, respectively, of income incentive fees (before waivers), which are included in incentive fees on the consolidated statements of operations. The Advisor has voluntarily waived $0.0 million and $2.0 million, respectively, of the income incentive fees earned by the Advisor during the three months ended March 31, 2020 and 2019. Such income incentive fee waiver is irrevocable and such waived income incentive fees will not be subject to recoupment in future periods. This income incentive fee waiver does not impact any income incentive fees earned by the Advisor in future periods.

        There was no income incentive or income incentive fee waivers for the three months ended March 31, 2020. As a result of the income incentive fee waivers, the Company incurred $2.1 million of income incentive fees (after waivers) for the three months ended March 31, 2019.

        As of March 31, 2020 and December 31, 2019, there was $4.5 million and $4.5 million, respectively, related to the income incentive fee accrued in incentive fee payable on the consolidated statements of assets and liabilities.

Annual Incentive Fee Based on Capital Gains

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Amended

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 5. Related Party Transactions (Continued)

Advisory Agreement, as of the termination date), and equals (i) 15% of our realized capital gains as of the end of the fiscal year prior to the IPO, and (ii) 17.5% of our realized capital gains as of the end of the fiscal year after the IPO. In determining the capital gains incentive fee payable to the Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will equal 15% before the IPO or 17.5% after the IPO, as applicable, of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

        Because the IPO occurred on a date other than the first day of a fiscal year, a capital gains incentive fee was calculated as of the day before the IPO, with such capital gains incentive fee paid to the Advisor following the end of the fiscal year in which the IPO occurred. For the avoidance of doubt, such capital gains incentive fee was equal to 15% of the Company's realized capital gains on a cumulative basis from inception through the day before the IPO, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Following the IPO, solely for the purposes of calculating the capital gains incentive fee, the Company will be deemed to have previously paid capital gains incentive fees prior to the IPO equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to the IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15%. In the event that the Investment Advisory Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

        There was no capital gains incentive fee payable to the Advisor under the Amended Advisory Agreement as of March 31, 2020 and December 31, 2019.

        US GAAP requires that the incentive fee accrual consider the cumulative aggregate unrealized capital appreciation of investments or other financial instruments in the calculation, as an incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Amended Advisory Agreement ("GAAP Incentive Fee"). There can be no assurance that such unrealized appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the Amended Advisory Agreement, and may never be paid based upon the computation of incentive fees in subsequent period.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 5. Related Party Transactions (Continued)

        For the three months ended March 31, 2020 and 2019, the Company accrued $0.0 million and $0.0 million of incentive fees related to the GAAP Incentive Fee, which is included in incentive fees on the consolidated statements of operations, respectively. As of March 31, 2020 and December 31, 2019, there was $0.0 million and $0.0 million related to the GAAP Incentive Fee accrued in incentive fee payable on the consolidated statements of assets and liabilities.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with the advisor (in such capacity, the "Administrator"), pursuant to which the Administrator will provide the administrative services necessary for us to operate, and the Company will utilize the Administrator's office facilities, equipment and recordkeeping services. Pursuant to the Administration Agreement, the Administrator has agreed to oversee our public reporting requirements and tax reporting and monitor our expenses and the performance of professional services rendered to us by others. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. The Company will reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including certain compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. Our allocable portion of overhead will be determined by the Administrator, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to the business and affairs of the Company, and will be subject to oversight by the Board. The Company incurred expenses related to the Administrator of $0.0 million and $0.1 million for the three months ended March 31, 2020 and 2019, respectively, which is included in other general and administrative expenses on the consolidated statements of operations. As of March 31, 2020 and December 31, 2019, there were no outstanding expenses related to the Administrator that were payable and included in "accounts payable and accrued expenses" in the consolidated statements of assets and liabilities. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. The Company incurred expenses related to the sub-administrator of $0.1 million and $0.2 million for the three months ended March 31, 2020 and 2019, respectively, which is included in other general and administrative expenses on the consolidated statements of operations. The Administrator will not seek reimbursement in the event that any such reimbursements would cause any distributions to our stockholders to constitute a return of capital. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and the Company will reimburse the expenses of these parties incurred and paid by the Advisor on our behalf.

Resource Sharing Agreement

        The Company's investment activities are managed by the Advisor, an investment adviser that is registered with the SEC under the Advisers Act. The Advisor is responsible for originating prospective

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 5. Related Party Transactions (Continued)

investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

        The Advisor has entered into a Resource Sharing Agreement (the "Resource Sharing Agreement") with Bain Capital Credit, LP ("Bain Capital Credit"), pursuant to which Bain Capital Credit provides the Advisor with experienced investment professionals (including the members of the Advisor's Credit Committee) and access to the resources of Bain Capital Credit so as to enable the Advisor to fulfill its obligations under the Amended Advisory Agreement. Through the Resource Sharing Agreement, the Advisor intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Bain Capital Credit's investment professionals. There can be no assurance that Bain Capital Credit will perform its obligations under the Resource Sharing Agreement. The Resource Sharing Agreement may be terminated by either party on 60 days' notice, which if terminated may have a material adverse consequence on the Company's operations.

Co-investments

        The Company will invest alongside our affiliates, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments will be made only in accordance with the terms of the exemptive order the Company received from the SEC initially on August 23, 2016, as amended on March 23, 2018 (the "Order"). Under the terms of the Order, a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of our or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board's approved criteria. In certain situations where co-investment with one or more funds managed by the Advisor or its affiliates is not covered by the Order, the personnel of the Advisor or its affiliates will need to decide which funds will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations.

Revolving Advisor Loan

        On March 27, 2020, the Company entered into an unsecured revolving loan agreement (the "Revolving Advisor Loan") with BCSF Advisors, LP, the investment adviser of the Company. The Revolving Advisor Loan has a maximum credit limit of $50.0 million and a maturity date of March 27, 2023. The Revolving Advisor Loan accrues interest at the Applicable Federal Rate from the date of such loan until the loan is repaid in full. Please see below under Note 6 for additional details.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 5. Related Party Transactions (Continued)

Related Party Commitments

        As of March 31, 2020 and December 31, 2019, the Advisor held 389,749.51 and 389,695.20 shares of the Company's common stock, respectively. An affiliate of the Advisor is the investment manager to certain pooled investment vehicles which are investors in the Company. Collectively, these investors held 9,539,043.66 and 9,539,043.66 shares of the Company at March 31, 2020 and December 31, 2019, respectively.

Non-Controlled/Affiliate and Controlled Affiliate Investments

        Transactions during the three months ended March 31, 2020 in which the issuer was either an Affiliated Person or an Affiliated Person that the Company is deemed to Control are as follows:

Portfolio Company	Principal/ Par Amount	Fair Value as of December 31, 2019	Gross Addition	Gross Reductions	Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Fair Value as of March 31, 2020	Dividend and Interest Income	Other Income
Non-Controlled/affiliate investment
ADT Pizza, LLC, Equity Interest(1)	$6,720	$6,720	$—	$—	$—	$—	$6,720	$—	$—

Total Non-Controlled/affiliate investment	$6,720	$6,720	$—	$—	$—	$—	$6,720	$—	$—

Controlled affiliate investment
ACC Holdco, LLC, Preferred Equity	$10,828	$10,828	$—	$—	$—	$—	$10,828	$438	$—
Air Comm Corporation LLC, First Lien Senior Secured Loan	27,229	27,161	32	(69)	(508)	—	26,616	613	—
BCC Jetstream Holdings Aviation (On II), LLC, Equity Interest	1,116	1,869	—	—	(231)	—	1,638	25	—
BCC Jetstream Holdings Aviation (On II), LLC, First Lien Senior Secured Loan	6,363	6,363	—	—	—	—	6,363	159	—
BCC Jetstream Holdings Aviation (Off I), LLC, Equity Interest	11,863	13,091	—	—	(367)	—	12,724	267	—
Gale Aviation (Offshore) Co, Equity Interest	63,602	57,773	6,594	—	—	—	64,367	1,650	—

Total Controlled affiliate investment	$121,001	$117,085	$6,626	$(69)	$(1,106)	$—	$122,536	$3,152	$—

Total	$127,721	$123,805	$6,626	$(69)	$(1,106)	$—	$129,256	$3,152	$—

(1)
Non-income producing.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 5. Related Party Transactions (Continued)

        Transactions during the year ended December 31, 2019 in which the issuer was either an Affiliated Person or an Affiliated Person a portfolio company that the Company is deemed to Control are as follows:

Portfolio Company	Principal/ Par Amount	Fair Value as of December 31, 2018	Gross Addition	Gross Reductions	Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Fair Value as of December 31, 2019	Dividend and Interest Income	Other Income
Non-Controlled/affiliate investment
ADT Pizza, LLC, Equity Interest(1)	$6,720	$6,720	$—	$—	$—	$—	$6,720	$—	$—

Total Non-Controlled/affiliate investment	$6,720	$6,720	$—	$—	$—	$—	$6,720	$—	$—

Controlled affiliate investment
ACC Holdco, LLC, Preferred Equity	$10,828	$—	$11,707	$(882)	$3	$—	$10,828	$955	$4
Air Comm Corporation LLC, First Lien Senior Secured Loan	27,298	—	26,653	(137)	645	—	27,161	1,266	—
Antares Bain Capital Complete Financing Solution LLC, Investment Vehicle	—	279,363	1,432	(281,589)	529	265	—	13,875	—
BCC Jetstream Holdings Aviation (On II), LLC, Equity Interest	1,116	1,243	384	—	242	—	1,869	107	—
BCC Jetstream Holdings Aviation (On II), LLC, First Lien Senior Secured Loan	6,363	4,163	2,219	(19)	—	—	6,363	543	—
BCC Jetstream Holdings Aviation (Off I), LLC, Equity Interest	11,863	13,479	—	—	(388)	—	13,091	1,115	—
Gale Aviation (Offshore) Co, Equity Interest	57,007	—	57,626	(617)	764	—	57,773	627

Total Controlled affiliate investment	$114,475	$298,248	$100,021	$(283,244)	$1,795	$265	$117,085	$18,488	$4

Total	$121,195	$304,968	$100,021	$(283,244)	$1,795	$265	$123,805	$18,488	$4

(1)
Non-income producing.

Note 6. Debt

        In accordance with applicable SEC staff guidance and interpretations, as a BDC, with certain exceptions, effective February 2, 2019, the Company is permitted to borrow amounts such that its asset coverage ratio is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. As of March 31, 2020 and December 31, 2019, the Company's asset coverage ratio based on aggregated borrowings outstanding was 154% and 164%, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

        The Company's outstanding borrowings as of March 31, 2020 and December 31, 2019 were as follows:

	As of March 31, 2020
				As of December 31, 2019
	Total Aggregate Principal Amount Committed
		Principal Amount Outstanding	Carrying Value(1)	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value(1)
BCSF Revolving Credit Facility	$500,000	$427,015	$427,015	$500,000	$268,015	$268,015
2018-1 Notes	365,700	365,700	363,876	365,700	365,700	363,832
JPM Credit Facility	500,000	449,593	449,593	666,581	546,754	546,754
2019-1 Debt	398,750	398,750	396,091	398,750	398,750	396,034
Revolving Advisor Loan	50,000	18,325	18,325	—	—	—

Total Debt	$1,814,450	$1,659,383	$1,654,900	$1,931,031	$1,579,219	$1,574,635

(1)
Carrying value represents aggregate principal amount outstanding less unamortized debt issuance costs.

        The combined weighted average interest rate (excluding deferred upfront financing costs and unused fees) of the aggregate borrowings outstanding for the three months ended March 31, 2020 and year ended December 31, 2019 were 4.1% and 4.7%, respectively.

        The following table shows the contractual maturities of our debt obligations as of March 31, 2020:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
BCSF Revolving Credit Facility	$427,015	$50,000	$377,015	$—	$—
2018-1 Notes	365,700	—	—	—	365,700
JPM Credit Facility	449,593	50,000	—	399,593	—
2019-1 Debt	398,750	—	—	—	398,750
Revolving Advisor Loan	18,325	—	18,325	—	—

Total Debt Obligations	$1,659,383	$100,000	$395,340	$399,593	$764,450

BCSF Revolving Credit Facility

        On October 4, 2017, the Company entered into the revolving credit agreement (the "BCSF Revolving Credit Facility") with us, as equity holder, BCSF I, LLC, a Delaware limited liability company and a wholly owned and consolidated subsidiary of the Company, as borrower, and Goldman Sachs Bank USA, as sole lead arranger ("Goldman Sachs"). The BCSF Revolving Credit Facility was subsequently amended on May 15, 2018 to reflect certain clarifications regarding margin requirements and hedging currencies. The maximum commitment amount under the BCSF Revolving Credit Facility is $500.0 million, and may be increased up to $750.0 million. Proceeds of the loans under the BCSF

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

Revolving Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the BCSF Revolving Credit Facility. The BCSF Revolving Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        On January 8, 2020, the Company entered into an amended and restated credit agreement of its BCSF Revolving Credit Facility. The amendment amends the existing credit facility to, among other things, modify various financial covenants, including removing a liquidity covenant and adding a net asset value covenant with respect to the Company, as sponsor.

        On March 31, 2020, the Parties entered into Omnibus Amendment No. 1 to the amended and restated credit agreement. The amendment amends the existing credit facility to, among other things, provide for enhanced flexibility to purchase or contribute and borrow against revolving loans and delayed draw term loans, and to count certain additional assets in the calculation of collateral for the outstanding advances; increase the spread payable under the facility from 2.50% to 3.25% per annum; include additional events of default to the existing credit facility, including but not limited to, a qualified equity raise not effected on or prior to June 22, 2020; and, after June 22, 2020, require the Company to maintain at least $50.0 million of unencumbered liquidity or pay down the facility by at least $50.0 million.

        Assets that are pledged as collateral for the BCSF Revolving Credit Facility are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the BCSF Revolving Credit Facility.

        Borrowings under the BCSF Revolving Credit Facility bear interest at LIBOR plus a margin. As of March 31, 2020, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 3.25%. As of December 31, 2019, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 2.50%. The Company pays an unused commitment fee of 30 basis points (0.30%) per annum. Interest is payable quarterly in arrears. Any amounts borrowed under the BCSF Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earliest of: (a) October 5, 2022 and (b) the date upon which all loans shall become due and payable in full, whether by acceleration or otherwise.

        As of March 31, 2020 and December 31, 2019, there were $427.0 million and $268.0 million borrowings under the BCSF Revolving Credit Facility, respectively, and the Company was in compliance with the terms of the BCSF Revolving Credit Facility.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the BCSF Revolving Credit Facility were as follows:

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$4,398	$4,988
Unused facility fee	94	87
Amortization of deferred financing costs and upfront commitment fees	266	264

Total interest and debt financing expenses	$4,758	$5,339

2018-1 Notes

        On September 28, 2018, (the "2018-1 Closing Date"), we, through BCC Middle Market CLO 2018-1 LLC (the "2018-1 Issuer"), a Delaware limited liability company and a wholly owned and consolidated subsidiary of us, completed its $451.2 million term debt securitization (the "CLO Transaction"). The notes issued in connection with the CLO Transaction (the "2018-1 Notes") are secured by a diversified portfolio of the 2018-1 Issuer consisting primarily of middle market loans, the majority of which are senior secured loans (the "2018-1 Portfolio"). At the 2018-1 Closing Date, the 2018-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the CLO Transaction.

        The CLO Transaction was executed through a private placement of the following 2018-1 Notes:

2018-1 Notes	Principal Amount	Spread above Index	Interest rate at March 31, 2020
Class A-1 A	$205,900	1.55% + 3 Month LIBOR	3.37%
Class A-1 B	45,000	1.50% + 3 Month LIBOR (first 24 months)	3.32%
		1.80% + 3 Month LIBOR (thereafter)
Class A-2	55,100	2.15% + 3 Month LIBOR	3.97%
Class B	29,300	3.00% + 3 Month LIBOR	4.82%
Class C	30,400	4.00% + 3 Month LIBOR	5.82%

Total 2018-1 Notes	365,700

Membership Interests	85,450	Non-interest bearing	Not applicable

Total	$451,150

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes were issued at par and are scheduled to mature on October 20, 2030. The Company received 100% of the membership interests (the "Membership Interests") in the 2018-1 Issuer in exchange for its sale to the 2018-1 Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest. As of March 31, 2020, the Company's Membership Interests are pledged as collateral to the BCSF Revolving Credit Facility.

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes are included in the consolidated financial statements. The Membership Interests are eliminated in consolidation.

        The Company serves as portfolio manager of the 2018-1 Issuer pursuant to a portfolio management agreement between the Company and the 2018-1 Issuer. For so long as the Company serves as portfolio manager, the Company will not charge any management fee or subordinated interest to which it may be entitled.

        During the reinvestment period (four years from the closing date of the CLO Transaction), pursuant to the indenture governing the 2018-1 Notes, all principal collections received on the underlying collateral may be used by the 2018-1 Issuer to purchase new collateral under the direction of the Company in its capacity as portfolio manager of the 2018-1 Issuer and in accordance with the 2018-1 Issuer's investment strategy and the terms of the indenture.

        The Company has agreed to hold on an ongoing basis the Membership Interests with an aggregate dollar purchase price of at least equal to 5% of the aggregate amount of all obligations issued by the 2018-1 Issuer for so long as the 2018-1 Notes remain outstanding.

        The 2018-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of the 2018-1 Issuer.

        As of March 31, 2020, there were 59 first lien and second lien senior secured loans with a total fair value of approximately $415.7 million and cash of $8.9 million securing the 2018-1 Notes. As of December 31, 2019, there were 61 first lien and second lien senior secured loans with a total fair value of approximately $435.8 million and cash of $9.1 million securing the 2018-1 Notes. Assets that are pledged as collateral for the 2018-1 Notes are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the indenture governing the 2018-1 Notes. Such assets are included in the Company's consolidated financial statements. The creditors of the 2018-1 Issuer have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or an affiliate of the Company). The 2018-1 Portfolio must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2018-1 Notes. As of March 31, 2020 and December 31, 2019, the Company was in compliance with its covenants related to the 2018-1 Notes.

        Costs of $2.1 million were incurred in connection with debt securitization of the 2018-1 Notes by the 2018-1 Issuer which have been recorded as debt issuance costs and presented as a reduction to the outstanding principal amount of the 2018-1 Notes on the consolidated statements of assets and liabilities and are being amortized over the life of the 2018-1 Issuer using the effective interest method.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

The balance of the unamortized deferred financing costs related to the 2018-1 Issuer was $1.8 million and $1.9 million as of March 31, 2020 and December 31, 2019, respectively.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the 2018-1 Issuer were as follows:

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$3,518	$4,238
Amortization of deferred financing costs and upfront commitment fees	43	43

Total interest and debt financing expenses	$3,561	$4,281

Citibank Revolving Credit Facility

        On February 19, 2019, the Company entered into a credit and security agreement (the "Credit Agreement" or the "Citibank Revolving Credit Facility") with the Company as equity holder and servicer, BCSF II-C, LLC as Borrower, Citibank, N.A., as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent and Custodian. The Credit Agreement is effective as of February 19, 2019.

        The facility amount under the Credit Agreement is $350.0 million. Proceeds of the loans under the Credit Agreement may be used to acquire certain qualifying loans and such other uses as permitted under the Credit Agreement. The period from the closing date until February 19, 2020 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the Credit Agreement. The final maturity date is the earliest of: (a) the business day designated by the Borrower as the final maturity date upon not less than three business days' prior written notice to the Administrative Agent, the Collateral Agent, the Lenders, the Custodian and the Collateral Administrator, (b) February 19, 2022 and (c) the date on which the Administrative Agent provides notice of the declaration of the final maturity date after the occurrence of an event of default. The Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        Borrowings under the Citibank Revolving Credit Facility bear interest at the London Interbank Offered Rate ("LIBOR") plus a margin. During the period prior to the last day of the reinvestment period, borrowings under the Credit Agreement will bear interest at a rate equal to the three-month LIBOR plus 1.60%. Commencing on the last day of the reinvestment period, the interest rate on borrowings under the Credit Agreement will reset to three-month LIBOR plus 2.60% for the remaining term of the Credit Agreement. We pay an unused commitment fee based on a corresponding utilization rate; (i) 0 basis points (0.00%) per annum when greater than or equal to 85.0% utilization, (ii) 25 basis points (0.25%) per annum when greater than or equal to 75.0% but less than 85.0% utilization, (iii) 50

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

basis points (0.50%) per annum when greater than or equal to 50.0% but less than 75.0% utilization, (iv) 75 basis points (0.75%) per annum when greater than or equal to 25.0% but less than 50% utilization, or (v) 100 basis points (1.00%) per annum when less than 25.0% utilization.

        On August 28, 2019, the Citibank Revolving Credit Facility was terminated. The proceeds from the 2019-1 Debt were used to repay the total outstanding debt.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the Citibank Revolving Credit Facility were as follows:

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$—	$906
Unused facility fee	—	14
Amortization of deferred financing costs and upfront commitment fees	—	6

Total interest and debt financing expenses	$—	$926

JPM Credit Facility

        On April 30, 2019, the Company entered into a loan and security agreement (the "JPM Credit Agreement" or the "JPM Credit Facility") as Borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent, Securities Intermediary and Bank. The facility amount under the JPM Credit Agreement was $666.6 million. Borrowings under the JPM Credit Facility bore interest at LIBOR plus 2.75%.

        On January 29, 2020, the Company entered into an amended and restated loan and security agreement (the "Amended Loan and Security Agreement") as Borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent, Securities Intermediary and Bank. The Amended Loan and Security Agreement amended the Existing Loan and Security Agreement to, among other things, (1) decrease the financing limit under the agreement from $666.6 million to $500.0 million; (2) decrease the minimum facility amount from $466.6 million to $300.0 million period from January 29, 2020 to July 29, 2020 (the minimum facility amount will increase to $350.0 million after July 29, 2020 until the end of the reinvestment period); (3) decrease the interest rate on financing from 2.75% per annum over the applicable London Interbank Offered Rate ("LIBOR") to 2.375% per annum over the applicable LIBOR; and (4) extend the scheduled termination date of the agreement from November 29, 2022 to January 29, 2025.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

        On March 20, 2020, the Company entered into a second amended and restated loan and security agreement between the parties (the "Second Amended Loan and Security Agreement"). The Second Amended Loan and Security Agreement, among other things, provides flexibility to contribute and borrow against revolving loans, reduce the amount required to be reserved for unfunded revolvers and delayed draw obligations and decreases the financing limit by $50.0 million within 90 days or, based on the occurrence of certain events, such earlier period as may be set forth in the Second Amended Loan and Security Agreement. The Company shall pay to the Administrative Agent $50.0 million to the prepayment of Advances and the Financing Commitments shall be reduced by the amount of principal so prepaid on the earlier of two Business days following the closing of the Rights Offering and June 18, 2020.

        The facility amount under the JPM Credit Agreement is $500.0 million. Proceeds of the loans under the JPM Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the JPM Credit Agreement. The period from the effective date of the amendment until January 29, 2023 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the JPM Credit Facility.

        The maturity date is the earliest of: (a) January 29, 2025, (b) the date on which the secured obligations become due and payable following the occurrence of an event of default, (c) the date on which the advances are repaid in full and (d) the date after a market value cure failure occurs on which all portfolio investments have been sold and proceeds therefrom have been received by the Borrower. The stated maturity date of January 29, 2025 may be extended for successive one year periods by mutual agreement of the Borrower and the Administrative Agent.

        The JPM Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        Borrowings under the JPM Credit Facility bear interest at LIBOR plus a margin. As of March 31, 2020, the JPM Credit Facility was accruing interest expense at a rate of LIBOR plus 2.375%. The Company pays an unused commitment fee of between 37.5 basis points (0.375%) and 75 basis points (0.75%) per annum depending on the size of the unused portion of the facility. Interest is payable quarterly in arrears.

        As of March 31, 2020, there were $449.6 million borrowings under the JPM Credit Facility and we were in compliance with the terms of the JPM Credit Facility.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the JPM Credit Facility were as follows:

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$4,924	$—
Unused facility fee	162	—
Amortization of deferred financing costs and upfront commitment fees	275	—

Total interest and debt financing expenses	$5,361	$—

2019-1 Debt

        On August 28, 2019, the Company, through BCC Middle Market CLO 2019-1 LLC (the "2019-1 Issuer"), a Cayman Islands limited liability company and a wholly-owned and consolidated subsidiary of the Company, and BCC Middle Market CLO 2019-1 Co-Issuer, LLC (the "Co-Issuer" and, together with the Issuer, the "Co-Issuers"), a Delaware limited liability company, completed its $501.0 million term debt securitization (the "2019-1 CLO Transaction"). The notes issued in connection with the 2019-1 CLO Transaction (the "2019-1 Notes") are secured by a diversified portfolio of the Co-Issuers consisting primarily of middle market loans, the majority of which are senior secured loans (the "2019-1 Portfolio"). The Co-Issuers also issued Class A-1L Loans (the "Loans" and, together with the 2019-1 Notes, the "2019-1 Debt"). The Loans are also secured by the 2019-1 Portfolio. At the 2019-1 closing date, the 2019-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the 2019-1 CLO Transaction.

        The 2019-1 CLO Transaction was executed through a private placement of the following 2019-1 Debt:

2019-1 Debt	Principal Amount	Spread above Index	Interest rate at March 31, 2020
Class A-1L	$50,000	1.70% + 3 Month LIBOR	3.53%
Class A-1	222,500	1.70% + 3 Month LIBOR	3.53%
Class A-2A	50,750	2.70% + 3 Month LIBOR	4.53%
Class A-2B	13,000	4.23% (Fixed)	4.23%
Class B	30,000	3.60% + 3 Month LIBOR	5.43%
Class C	32,500	4.75% + 3 Month LIBOR	6.58%

Total 2019-1 Debt	398,750

Membership Interests	102,250	Non-interest bearing	Not applicable

Total	$501,000

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

        The Loans and the Class A-1, A-2A, A-2B, and B Notes were issued at par. The Class C Notes were issued at a discount. The Notes are scheduled to mature on October 15, 2031. The Company received 100% of the membership interests (the "Membership Interests") in the 2019-1 Issuer in exchange for its sale to the 2019-1 Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest. As of March 31, 2020, the Company's Membership Interests are pledged as collateral to the BCSF Revolving Credit Facility.

        The Loans and Class A-1, A-2A, A-2B, B, and C Notes are included in the consolidated financial statements of the Company. The Membership Interests are eliminated in consolidation.

        The Company serves as portfolio manager of the 2019-1 Issuer pursuant to a portfolio management agreement between the Company and the 2019-1 Issuer. For so long as the Company serves as portfolio manager, the Company will not charge any management fee or subordinated interest to which it may be entitled.

        During the reinvestment period, pursuant to the indenture and loan agreement governing the 2019-1 Notes and Loans, respectively, all principal collections received on the underlying collateral may be used by the 2019-1 Issuer to purchase new collateral under the direction of the Company in its capacity as portfolio manager of the 2019-1 Issuer and in accordance with the 2019-1 Issuer investment strategy and the terms of the indenture and loan agreement, as applicable.

        The Company has agreed to hold on an ongoing basis the Membership Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate amount of all obligations issued by the 2019-1 Co-Issuers for so long as the 2019-1 Debt remains outstanding.

        The 2019-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2019-1 Issuer.

        As of March 31, 2020, there were 66 first lien and second lien senior secured loans with a total fair value of approximately $458.7 million and cash of $9.8 million securing the 2019-1 Debt. As of December 31, 2019, there were 65 first lien and second lien senior secured loans with a total fair value of approximately $471.3 million and cash of $22.4 million securing the 2019-1 Notes. Assets that are pledged as collateral for the 2019-1 Debt are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the indenture and loan agreement governing the 2019-1 Debt. The creditors of the 2019-1 Co-Issuers have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or an affiliate of the Company). The 2019-1 Portfolio must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture and loan agreement governing the 2019-1 Debt. As of March 31, 2020, the Company was in compliance with its covenants related to the 2019-1 Debt.

        Costs of the offering, including the discount of the Class C Notes, of $2.8 million were incurred in connection with debt securitization of the 2019-1 Debt by the 2019-1 Co-Issuers which have been recorded as debt issuance costs and presented as a reduction to the outstanding principal amount of

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 6. Debt (Continued)

the 2019-1 Debt on the consolidated statements of assets and liabilities and are being amortized over the life of the 2019-1 Issuer using the effective interest method. The balance of the unamortized deferred financing costs related to the 2019-1 Issuer was $2.7 million as of March 31, 2020. The 2019-1 issuer was not in existence as of March 31, 2019 and the 2019-1 Debt were not outstanding.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the 2019-1 Co-Issuers were as follows:

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$4,137	$—
Amortization of deferred financing costs and upfront commitment fees	57	—

Total interest and debt financing expenses	$4,194	$—

Revolving Advisor Loan

        On March 27, 2020, the Company entered into an unsecured revolving loan agreement (the "Revolving Advisor Loan") with BCSF Advisors, LP, the investment adviser of the Company. The Revolving Advisor Loan has a maximum credit limit of $50.0 million and a maturity date of March 27, 2023. The Revolving Advisor Loan accrues interest at the Applicable Federal Rate from the date of such loan until the loan is repaid in full. The Applicable Federal Rate as of March 31, 2020 was 1.59%. As of March 31, 2020, there were $18.3 million borrowings under the Revolving Advisor Loan.

        For the three months ended March 31, 2020 and 2019, the components of interest expense related to the Revolving Advisor Loan were as follows:

	For the Three Months Ended March 31,
	2020	2019
Borrowing interest expense	$2	$—
Total interest and debt financing expenses	$2	$—

Note 7. Derivatives

        The Company is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by the Company may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 7. Derivatives (Continued)

        The Company may enter into forward currency exchange contracts to reduce the Company's exposure to foreign currency exchange rate fluctuations in the value of foreign currencies, as described in Note 2. The fair value of derivative contracts open as of March 31, 2020 and December 31, 2019 is included on the consolidated schedule of investments by contract. The Company had collateral receivable of $0.4 million and collateral payable of $0.5 million for March 31, 2020 and collateral payable of $0.3 million for December 31, 2019 with the counterparties on foreign currency exchange contracts. Collateral amounts posted are included in collateral on forward currency exchange contracts on the consolidated statements of assets and liabilities. Collateral payable is included in collateral payable on forward currency exchange contracts on the consolidated statements of assets and liabilities.

        For the three months ended March 31, 2020, the Company's average U.S. dollar notional exposure to forward currency exchange contracts was $245.4 million. For the three months ended March 31, 2019, the Company's average U.S. dollar notional exposure to forward currency exchange contracts was $128.0 million.

        By using derivative instruments, the Company is exposed to the counterparty's credit risk—the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Company's exposure to credit risk associated with counterparty non-performance is limited to collateral posted and the unrealized gains inherent in such transactions that are recognized in the consolidated statements of assets and liabilities. The Company minimizes counterparty credit risk through credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

        The Company presents forward currency exchange contracts on a net basis by counterparty on the consolidated statements of assets and liabilities. The Company has elected not to offset assets and liabilities in the consolidated statements of assets and liabilities that may be received or paid as part of collateral arrangements, even when an enforceable master netting arrangement or other arrangement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 7. Derivatives (Continued)

        The following table presents both gross and net information about derivative instruments eligible for offset in the consolidated statements of assets and liabilities as of March 31, 2020.

Counterparty	Account in the consolidated statements of assets and liabilities	Gross amount of assets on the consolidated statements of assets and liabilities	Gross amount of (liabilities) on the consolidated statements of assets and liabilities	Net amount of assets or (liabilities) presented on the consolidated statements of assets and liabilities	Cash Collateral paid (received)(1)	Net Amounts(2)
Bank of New York	Unrealized appreciation on forward currency contracts	$1,128	$—	$1,128	$(471)	$657
Citibank	Unrealized appreciation on forward currency contracts	$240	$—	$240	$—	$240
Goldman Sachs	Unrealized appreciation on forward currency contracts	$11,535	$—	$11,535	$—	$11,535

(1)
Amount excludes excess cash collateral paid.

(2)
Net amount represents the net amount due (to) from counterparty in the event of default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

        The following table presents both gross and net information about derivative instruments eligible for offset in the consolidated statements of assets and liabilities as of December 31, 2019:

Counterparty	Account in the consolidated statements of assets and liabilities	Gross amount of assets on the consolidated statements of assets and liabilities	Gross amount of (liabilities) on the consolidated statements of assets and liabilities	Net amount of assets or (liabilities) presented on the consolidated statements of assets and liabilities	Cash Collateral paid (received)(1)	Net Amounts(2)
Bank of New York	Unrealized appreciation on forward currency contracts	$1,034	$—	$1,034	$(341)	$693
Citibank	Unrealized appreciation on forward currency contracts	$—	$(1)	$(1)	$1	$—
Goldman Sachs	Unrealized appreciation on forward currency contracts	$—	$(1,251)	$(1,251)	$—	$(1,251)

(1)
Amount excludes excess cash collateral paid.

(2)
Net amount represents the net amount due (to) from counterparty in the event of default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 7. Derivatives (Continued)

        The effect of transactions in derivative instruments to the consolidated statements of operations during the three months ended March 31, 2020 and 2019 was as follows:

	For the Three Months Ended March 31,
	2020	2019
Net realized gain on forward currency exchange contracts	$1,505	$3,633
Net change in unrealized appreciation on forward currency exchange contracts	13,121	(3,283)

Total net realized and unrealized gains on forward currency exchange contracts	$14,626	$350

        Included in total net gains (losses) on the consolidated statements of operations is net gains (losses) of ($13.6) million and $0.5 million related to realized and unrealized gains and losses on investments, foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates for the three months ended March 31, 2020 and 2019, respectively. Including the total net realized and unrealized gains (losses) on forward currency exchange contracts of $14.6 million and $0.3 million, respectively, included in the above table, the net impact of foreign currency on total net gains (losses) on the consolidated statements of operations is $1.0 million and $0.8 million for the three months ended March 31, 2020 and 2019, respectively.

Note 8. Distributions

        The Company's distributions are recorded on the record date. The following table summarizes distributions declared during the three months ended March 31, 2020:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
February 20, 2020	March 31, 2020	April 30, 2020	$0.41	$21,176

Total distributions declared			$0.41	$21,176

        The distributions declared during the three months ended March 31, 2020 were derived from investment company taxable income and net capital gain, if any.

        The Company's distributions are recorded on the record date. The following table summarizes distributions declared during the three months ended March 31, 2019:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
February 21, 2019	March 29, 2019	April 12, 2019	$0.41	$21,108

Total distributions declared			$0.41	$21,108

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 8. Distributions (Continued)

        The distributions declared during the three months ended March 31, 2019 were derived from investment company taxable income and net capital gain, if any.

        The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon the Company's investment company taxable income for the full fiscal year and distributions paid during the full year.

Note 9. Common Stock/Capital

        The Company has authorized 100,000,000,000 shares of its common stock with a par value of $0.001 per share. The Company has authorized 10,000,000,000 shares of its preferred stock with a par value of $0.001 per share. Shares of preferred stock have not been issued.

        Prior to the IPO, the Company had issued 43,982,137.46 shares in the private placement of the Company's common shares (the "Private Offering"). Each investor had entered into a separate subscription agreement relating to the Company's common stock (the "Subscription Agreements"). Each investor had made a capital commitment to purchase shares of the Company's common stock pursuant to the Subscription Agreements. Investors were required to make capital contributions to purchase shares of the Company's common stock each time the Company delivered a drawdown notice, which were delivered at least 10 business days prior to the required funding date in an aggregate amount not to exceed their respective capital commitments. The number of shares to be issued to a stockholder was determined by dividing the total dollar amount of the contribution by a stockholder by the net asset value per share of the common stock as of the last day of the Company's fiscal quarter or such other date and price per share as determined by the Board in accordance with the requirements of the 1940 Act. As of December 31, 2018, aggregate commitments relating to the Private Offering were $1.3 billion. All outstanding commitments related to these Subscription Agreements were cancelled due to the completion of the IPO on November 15, 2018. As of March 31, 2020 and December 31, 2019, BCSF Advisors, LP contributed in aggregate $7.8 million to the Company and received 389,749.51 shares of the Company and contributed $7.8 million to the Company and received 389,695.20 shares of the Company, respectively. At March 31, 2020 and December 31, 2019, BCSF Advisors, LP owned 0.75% and 0.75%, respectively, of the outstanding common stock of the Company.

        On November 19, 2018, the Company closed its initial public offering (the "IPO") issuing 7,500,000 shares of its common stock at a public offering price of $20.25 per share. Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol "BCSF" on November 15, 2018. The offering generated proceeds, before expenses, of $147.3 million. All outstanding commitments were cancelled due to the completion of the initial public offering.

        For the three months ended March 31, 2020 and 2019, there were no shares issued or shares issued pursuant to the dividend reinvestment plan.

        BCSF Investments, LLC and certain individuals, including Michael A. Ewald, the Company's Chief Executive Officer and a Managing Director of Bain Capital Credit; Jonathan S. Lavine, Co-Managing Partner of Bain Capital, LP and Founder and Chief Investment Officer of Bain Capital Credit; John Connaughton, Co-Managing Partner of Bain Capital, LP; Jeffrey B. Hawkins, Chairman of the

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 9. Common Stock/Capital (Continued)

Company's Board of Directors and a Managing Director of Bain Capital Credit; and Michael J. Boyle, the Company's Vice President and Treasurer and a Managing Director of Bain Capital Credit, adopted the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which such parties would buy up to $20 million in the aggregate of the Company's common stock in the open market during the period beginning after four full calendar weeks after the closing of the IPO and ending on the earlier of the date on which the capital committed to the 10b5-1 has been exhausted or one year after the closing of the IPO. As of December 31, 2019, zero dollars remain under the 10b5-1 Plan and no further purchases are intended under the 10b5-1 Plan.

        On May 7, 2019, the Company's Board of Directors authorized the Company to repurchase up to $50 million of its outstanding common stock in accordance with safe harbor rules under the Securities Exchange Act of 1934. Any such repurchases will depend upon market conditions and there is no guarantee that the Company will repurchase any particular number of shares or any shares at all. As of March 31, 2020, there have been no repurchases of common stock.

Note 10. Commitments and Contingencies

Commitments

        The Company's investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

        As of March 31, 2020, the Company had $90.9 million of unfunded commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)
First Lien Senior Secured Loans
A&R Logistics, Inc.—Revolver	5/5/2025	$1,155
Abracon Group Holding, LLC.—Revolver	7/18/2024	2,833
Allworth Financial Group, L.P.—Revolver	12/31/2025	2,431
AMI US Holdings Inc.—Revolver	4/1/2024	140
Amspec Services, Inc.—Revolver	7/2/2024	113
Ansira Holdings, Inc.—Delayed Draw	12/20/2022	1,509
AP Plastics Group, LLC—Revolver	8/2/2021	1,417
Appriss Holdings, Inc.—Revolver	5/30/2025	2,383
Aramsco, Inc.—Revolver	8/28/2024	1,581
Batteries Plus Holding Corporation—Revolver	7/6/2022	710
Captain D's LLC—Revolver	12/15/2023	485
CMI Marketing Inc.—Revolver	5/24/2023	704
Cruz Bay Publishing, Inc.—Delayed Draw	5/4/2020	1,098
CST Buyer Company—Revolver	10/3/2025	876
Direct Travel, Inc.—Delayed Draw	12/1/2021	7,030
Dorner Manufacturing Corp—Revolver	3/15/2022	1,099

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 10. Commitments and Contingencies (Continued)

	Expiration Date(1)	Unfunded Commitments(2)
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	1,275
Element Buyer, Inc.—Delayed Draw	7/18/2025	2,267
Grammer Purchaser, Inc.—Revolver	9/30/2024	683
Green Street Parent, LLC—Revolver	8/27/2025	1,210
Hightower Holding, LLC—Delayed Draw	1/31/2025	6,640
Horizon Telcom, Inc.—Delayed Draw	6/15/2023	806
Ivy Finco Limited—First Lien Senior Secured Loan	5/19/2025	2,746
JHCC Holdings, LLC—Delayed Draw	9/9/2025	6,262
JHCC Holdings, LLC—Revolver	9/9/2025	2,463
Kellstrom Commercial Aerospace, Inc.—Delayed Draw	7/1/2025	3,838
Margaux Acquisition Inc.—Delayed Draw	12/19/2024	7,139
Margaux UK Finance Limited—Revolver	12/19/2024	4
MRI Software LLC—Delayed Draw	2/10/2026	3,906
MRI Software LLC—Revolver	2/10/2026	891
Profile Products LLC—Revolver	12/20/2024	1,150
Refine Intermediate, Inc.—Revolver	9/3/2026	4,450
Solaray, LLC—Revolver	9/9/2022	623
Tidel Engineering, L.P.—Revolver	3/1/2023	1,417
TLC Purchaser, Inc.—Delayed Draw	10/13/2025	7,119
TLC Purchaser, Inc.—Revolver	10/13/2025	1,068
Ventiv Holdco, Inc.—Revolver	9/3/2025	2,981
Whitcraft LLC—Revolver	4/3/2023	362
WU Holdco, Inc.—Revolver	3/26/2025	26
YLG Holdings, Inc.—Delayed Draw	10/31/2025	5,127
YLG Holdings, Inc.—Revolver	10/31/2025	855

Total First Lien Senior Secured Loans		$90,872

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of March 31, 2020.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 10. Commitments and Contingencies (Continued)

        As of December 31, 2019, the Company had $215.8 million of unfunded commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)
First Lien Senior Secured Loans
A&R Logistics, Inc.—Revolver	5/5/2025	$5,043
Abracon Group Holding, LLC.—Revolver	7/18/2024	2,833
AMI US Holdings Inc.—Revolver	4/1/2024	977
Amspec Services, Inc.—Revolver	7/2/2024	3,542
Ansira Holdings, Inc.—Delayed Draw	12/20/2022	1,509
AP Plastics Group, LLC—Revolver	8/2/2021	8,500
Appriss Holdings, Inc.—Revolver	5/30/2025	4,711
Aramsco, Inc.—Revolver	8/28/2024	2,766
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250
Captain D's LLC—Revolver	12/15/2023	577
CB Nike Intermediate Co Ltd—Revolver	10/31/2025	2,878
Clinical Innovations, LLC—Revolver	10/17/2022	380
CMI Marketing Inc.—Revolver	5/24/2023	2,112
CPS Group Holdings, Inc.—Revolver	3/3/2025	4,933
Cruz Bay Publishing, Inc.—Delayed Draw	2/28/2020	1,098
Cruz Bay Publishing, Inc.—Revolver	2/28/2020	535
CST Buyer Company—Revolver	10/3/2025	2,190
Datix Bidco Limited—Revolver	10/28/2024	1,290
Direct Travel, Inc.—Delayed Draw	12/1/2021	7,030
Direct Travel, Inc.—Revolver	12/1/2021	4,250
Dorner Manufacturing Corp—Revolver	3/15/2022	1,099
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,542
Element Buyer, Inc.—Delayed Draw	7/18/2025	7,933
Element Buyer, Inc.—Revolver	7/19/2024	2,833
FFI Holdings I Corp—Delayed Draw	1/24/2025	677
FFI Holdings I Corp—Revolver	1/24/2025	1,994
Fineline Technologies, Inc.—Revolver	11/4/2022	655
Grammer Purchaser, Inc.—Revolver	9/30/2024	998
Great Expressions Dental Center PC—Revolver	9/28/2022	150
Green Street Parent, LLC—Revolver	8/27/2025	2,419
GSP Holdings, LLC—Revolver	11/6/2025	4,307
Hightower Holding, LLC—Delayed Draw	1/31/2025	6,640
Horizon Telcom, Inc.—Delayed Draw	6/15/2023	1,256
Horizon Telcom, Inc.—Revolver	6/15/2023	116
Ivy Finco Limited—First Lien Senior Secured Loan	5/19/2025	5,817
JHCC Holdings, LLC—Delayed Draw	9/9/2025	8,500
JHCC Holdings, LLC—Revolver	9/9/2025	1,820

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 10. Commitments and Contingencies (Continued)

	Expiration Date(1)	Unfunded Commitments(2)
Kellstrom Commercial Aerospace, Inc.—Delayed Draw	7/1/2025	3,838
Kellstrom Commercial Aerospace, Inc.—Revolver	7/1/2025	640
Margaux Acquisition Inc.—Delayed Draw	12/19/2024	7,139
Margaux Acquisition Inc.—Revolver	12/19/2024	2,872
Margaux UK Finance Limited—Revolver	12/19/2024	662
Mertus 522. GmbH—Delayed Draw	5/28/2026	13,761
Profile Products LLC—Revolver	12/20/2024	3,833
RoC Opco LLC—Revolver	2/25/2025	10,241
Solaray, LLC—Revolver	9/9/2022	1,077
SumUp Holdings Luxembourg S.à.r.l.—First Lien Senior Secured Loan	8/1/2024	10,638
Symplr Software, Inc.—Revolver	11/30/2023	466
TCFI Aevex LLC—Revolver	5/13/2025	138
TEI Holdings Inc.—Revolver	12/23/2025	3,018
Tidel Engineering, L.P.—Revolver	3/1/2023	4,250
TLC Purchaser, Inc.—Delayed Draw	10/13/2025	7,119
TLC Purchaser, Inc.—Revolver	10/13/2025	4,984
Ventiv Holdco, Inc.—Revolver	9/3/2025	3,407
WCI-HSG Purchaser, Inc.—Revolver	2/24/2025	2,284
WU Holdco, Inc.—Delayed Draw	3/26/2026	4,801
WU Holdco, Inc.—Revolver	3/26/2025	3,944
YLG Holdings, Inc.—Delayed Draw	10/31/2025	5,127
YLG Holdings, Inc.—Revolver	10/31/2025	8,545
Zywave, Inc.—Revolver	11/17/2022	851

Total First Lien Senior Secured Loans		$215,795

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of December 31, 2019.

Contingencies

        In the normal course of business, the Company may enter into certain contracts that provide a variety of indemnities. The Company's maximum exposure under these indemnities is unknown as it would involve future claims that may be made against the Company. Currently, the Company is not aware of any such claims and no such claims are expected to occur. As such, the Company does not consider it necessary to record a liability in this regard.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 11. Financial Highlights

        The following is a schedule of financial highlights for the three months ended March 31, 2020 and 2019:

	For The Three Months Ended March 31,
	2020	2019
Per share data:
Net asset value at beginning of period	$19.72	$19.46
Net investment income(1)	0.44	0.41
Net realized gain (loss)(1)(7)	(0.18)	0.05
Net change in unrealized appreciation (depreciation)(1)(2)(8)	(2.28)	0.30

Net increase (decrease) in net assets resulting from operations(1)(9)(10)	(2.02)	0.76
Stockholder distributions from income(3)	(0.41)	(0.41)

Net asset value at end of period	$17.29	$19.81

Net assets at end of period	$892,777	$1,019,834
Shares outstanding at end of period	51,649,812.27	51,482,137.46
Per share market value at end of period	$9.27	$19.30
Total return based on market value(12)	(51.01)%	17.47%
Total return based on net asset value(4)	(10.24)%	3.91%
Ratios:
Ratio of net investment income to average net assets(5)(11)(13)	8.90%	8.55%
Ratio of total net expenses to average net assets(5)(11)(13)	11.47%	7.59%
Supplemental data:
Ratio of interest and debt financing expenses to average net assets(5)(13)	7.07%`	4.27%
Ratio of expenses (without incentive fees) to average net assets(5)(11)(13)	11.47%	7.38%
Ratio of incentive fees and management fees, net of contractual and voluntary waivers, to average net assets(5)(11)(13)	3.45%	2.72%
Average principal debt outstanding	$1,581,868	$833,999
Portfolio turnover(6)	7.21%	10.81%

(1)
The per share data was derived by using the weighted average shares outstanding during the period.

(2)
Net change in unrealized appreciation (depreciation) on investments per share may not be consistent with the consolidated statements of operations due to the timing of shareholder transactions.

(3)
The per share data for distributions reflects the actual amount of distributions declared during the period.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 11. Financial Highlights (Continued)

(4)
Total return based on net asset value is calculated as the change in net asset value per share during the period, assuming dividends and distributions, including those distributions that have been declared. Total return has not been annualized.

(5)
The computation of average net assets during the period is based on averaging net assets for the periods reported.

(6)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.

(7)
Net realized gain (loss) includes net realized gain (loss) on investments, net realized gain (loss) on forward currency exchange contracts and net realized gain (loss) on foreign currency transactions.

(8)
Net change in unrealized appreciation (depreciation) includes net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on forward currency exchange contracts and net change in unrealized appreciation (depreciation) on foreign currency translation.

(9)
The sum of quarterly per share amounts presented in previously filed financial statements on Form 10-Q may not equal earnings per share. This is due to changes in the number of weighted average shares outstanding and the effects of rounding.

(10)
Net increase in net assets resulting from operations per share in these financial highlights may be different from the net increase in net assets per share on the consolidated statements of operations due to changes in the number of weighted average shares outstanding and the effects of rounding.

(11)
The ratio of voluntary incentive fee waiver to average net assets was 0.00% and (0.20%) for the three months ended March 31, 2020 and 2019, respectively (Note 5). The ratio of voluntary management fee waiver to average net assets was 0.00% and (0.22%) for the three months ended March 31, 2020 and 2019, respectively (Note 5). The ratio of net investment income without the voluntary incentive fee waiver and voluntary management fee waiver to average net assets for the three months ended March 31, 2020 would be 8.90%. The ratio of net investment income without the voluntary incentive fee waiver to average net assets for the three months ended March 31, 2019 would be 8.13%. The ratio of total expenses without the voluntary incentive fee waiver and voluntary management fee waiver to average net assets for the three months ended March 31, 2020 would be 11.47%. The ratio of total expenses without the voluntary incentive fee waiver to average net assets for the three months ended March 31, 2019 would be 8.02%.

(12)
Total return based on market value (not annualized) is calculated as the change in market value per share during the period, assuming dividends and distributions, plus the declared distributions, divided by the beginning market price for the period. Total return has not been annualized.

(13)
Ratio is annualized. Incentive fees, voluntary incentive fee waivers, and voluntary management fee waivers, if any, included within the ratio are not annualized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

(in thousands, except share and per share data)

Note 12. Subsequent Events

        On May 4, 2020, the Company's Board of Directors approved a transferable subscription rights offering to our stockholders of record as of May 13, 2020. The rights will entitle record stockholders to subscribe for up to an aggregate of 12,912,453 shares of our common stock at an estimated price per share of $9.46. Record stockholders will receive one right for each share of common stock owned on the record date. The rights will entitle the holders to purchase one new share of common stock for every four rights held, and record stockholders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and allotment, for additional shares that remain unsubscribed as a result of any unexercised rights. The rights are transferable and we have applied to list the rights on the New York Stock Exchange under the symbol "BCSF RT". Our Board has determined that it is in the best interest of the Company and its stockholders to raise additional equity capital, via the rights offering, to (i) repay outstanding indebtedness, including indebtedness under the BCSF Revolving Credit Facility and the JPM Credit Facility in an aggregate amount equal to at least $100 million, in order to continue to maintain an appropriate level of debt in a challenging market environment, (ii) support our existing portfolio companies, particularly in light of current market conditions, and (iii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that the Advisor believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Bain Capital Specialty Finance, Inc.

Opinions on the Financial Statements and Internal Control over Financial Reporting

        We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Bain Capital Specialty Finance, Inc. and its subsidiaries (the "Company") as of December 31, 2019 and 2018, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2019, including the related notes (collectively referred to as the "consolidated financial statements"). We also have audited the Company's internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control—Integrated Framework (2013) issued by the COSO.

Basis for Opinions

        The Company's management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in Management's Report on Internal Control Over Financial Reporting appearing on page 213. Our responsibility is to express opinions on the Company's consolidated financial statements and on the Company's internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

        Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 and 2018 by correspondence with the custodian, agent banks, portfolio company investees and brokers; when replies were not received, we performed other auditing procedures. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Critical Audit Matters

        The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

        Valuation of Portfolio Investments—Level 3 Portfolio Investments in Loans and Subordinated Debt Valued Using a Significant Unobservable Input Developed by Management

        As described in Notes 2 and 4 to the consolidated financial statements, 65% of the Company's $2,527 million total investments as of December 31, 2019 represent Level 3 portfolio investments in loans and subordinated debt for which a significant unobservable input was developed by management. For these investments, management used the income approach to determine fair value. With respect to unquoted portfolio investments, management values each investment considering, among other measures, discounted cash flow models. Management applied significant judgment in determining the fair value of these investments, which involved the development and use of a significant unobservable input. The significant unobservable input used in the income approach is the comparative yield.

        The principal considerations for our determination that performing procedures relating to the valuation of Level 3 portfolio investments in loans and subordinated debt for which a significant unobservable input was developed by management is a critical audit matter are there was significant judgment by management to determine the fair value of these investments which included the development and use of a significant unobservable input, the comparative yield. This in turn led to a high degree of auditor subjectivity, judgment and effort in performing procedures to evaluate the audit evidence obtained related to the valuation of Level 3 portfolio investments in loans and subordinated debt for which comparative yields were developed by management, and the audit effort involved the use of professionals with specialized skill and knowledge to assist with evaluating the comparative yields.

        Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of Level 3 portfolio investments in loans and subordinated debt for which a significant unobservable input was developed by management, including controls over the Company's methods, data and comparative yields. These procedures also included, among others, evaluating the appropriateness of management's discounted cash flow models, testing the completeness, accuracy, and relevance of data used in the models and provided by management, and evaluating the reasonableness of the comparative yields used in the models. These procedures also included the involvement of professionals with specialized skill and knowledge solely to assist with developing an independent estimate of comparative yields inputs. Evaluating the reasonableness of management's comparative yields involved evaluating whether the comparative yields used by management considered company specific information, market information and subordination of the debt.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2020

We have served as the Company's auditor since 2016.

BAIN CAPITAL SPECIALTY FINANCE, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 AND 2018

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	As of	Asof
	December31, 2019	December31, 2018
Assets
Investments at fair value:
Non-controlled/non-affiliate investments (amortized cost of $2,416,854 and $1,449,749, respectively)	$2,403,250	$1,422,837
Non-controlled/affiliate investment (amortized cost of $6,720 and $6,720, respectively)	6,720	6,720
Controlled affiliate investment (amortized cost of $113,689 and $296,648, respectively)	117,085	298,249
Cash and cash equivalents	36,531	14,693
Foreign cash (cost of $854 and $589, respectively)	810	591
Restricted cash and cash equivalents	31,505	17,987
Collateral on forward currency exchange contracts	—	4
Deferred financing costs	3,182	4,018
Interest receivable on investments	22,482	6,249
Prepaid insurance	—	1
Receivable for sales and paydowns of investments	21,994	1,634
Unrealized appreciation on forward currency exchange contracts	1,034	9,322
Dividend receivable	961	8,709
Total Assets	$2,645,554	$1,791,014

Liabilities
Debt (net of unamortized debt issuance costs of $4,584 and $2,040, respectively)	$1,574,635	$634,925
Offering costs payable	—	1,820
Interest payable	15,534	4,835
Payable for investments purchased	293	119,166
Collateral payable on forward currency exchange contracts	331	—
Unrealized depreciation on forward currency exchange contracts	1,252	—
Base management fee payable	7,265	2,950
Incentive fee payable	4,513	3,300
Accounts payable and accrued expenses	2,155	1,281
Distributions payable	21,176	21,108
Total Liabilities	$1,627,154	$789,385

Commitments and Contingencies (See Note 11)
Net Assets
Preferred stock, $0.001 par value per share, 10,000,000,000 shares authorized, none issued and outstanding as of December 31, 2019 and December 31, 2018, respectively	$—	$—
Common stock, par value $0.001 per share, 100,000,000,000 and 100,000,000,000 shares authorized, 51,649,812 and 51,482,137 shares issued and outstanding as of December 31, 2019 and December 31, 2018, respectively	52	51
Paid in capital in excess of par value	1,038,343	1,034,255
Total distributable earnings (loss)	(19,995)	(32,677)

Total Net Assets	1,018,400	1,001,629

Total Liabilities and Total Net assets	$2,645,554	$1,791,014

Net asset value per share	$19.72	$19.46

See Notes to Consolidated Financial Statements

BAIN CAPITAL SPECIALTY FINANCE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	For the Year Ended December	For the Year Ended December	For the Year Ended December
	2019	2018	2017
Income
Investment income from non-controlled/non-affiliate investments:
Interest from investments	$178,586	$73,049	$24,380
Dividend income	62	—	—
Other income	805	545	129

Total investment income from non-controlled/non-affiliate investments	179,453	73,594	24,509
Investment income from controlled affiliate investments:
Interest from investments	1,809	314	55
Dividend income	16,679	25,386	—
Other income	4	—	41

Total investment income from controlled affiliate investments	18,492	25,700	96

Total investment income	197,945	99,294	24,605

Expenses
Interest and debt financing expenses	66,330	24,011	3,615
Amortization of deferred offering costs	—	—	330
Base management fee	32,702	17,544	5,898
Incentive fee	17,418	8,670	764
Professional fees	2,297	2,639	1,777
Directors fees	546	278	275
Other general and administrative expenses	4,772	902	686

Total expenses before fee waivers	124,065	54,044	13,345
Base management fee waiver	(8,242)	(8,772)	(2,949)
Incentive fee waiver	(2,745)	(1,908)	—

Total expenses, net of fee waivers	113,078	43,364	10,396

Net investment income before taxes	84,867	55,930	14,209
Excise tax expense	—	—	5

Net investment income	84,867	55,930	14,204

Net realized and unrealized gains (losses)
Net realized gain (loss) on non-controlled/non-affiliate investments	(3,487)	(3,345)	55
Net realized gain on controlled affiliate investments	265	—	—
Net realized gain (loss) on foreign currency transactions	(36	(489)	115
Net realized gain (loss) on forward currency exchange contracts	11,043	(2,651)	(222)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(130)	—	28
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(9,540)	12,826	(3,505)
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliate investments	13,308	(36,334)	7,732
Net change in unrealized appreciation on controlled affiliate investments	1,795	708	893

Total net gains (losses)	13,218	(29,285)	5,096

Net increase in net assets resulting from operations	$98,085	$26,645	$19,300

Per Common Share Data
Basic and diluted net investment income per common share	$1.64	$1.45	$0.73
Basic and diluted increase in net assets resulting from operations per common share	$1.90	$0.69	$0.99
Basic and diluted weighted average common shares outstanding	51,603,415	38,567,001	19,548,037

See Notes to Consolidated Financial Statements

BAIN CAPITAL SPECIALTY FINANCE, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	For the Year Ended December	For the Year Ended December	For the Year Ended December
	2019	2018	2017
Operations:
Net investment income	$84,867	$55,930	$14,204
Net realized gain (loss)	7,785	(6,485)	(52)
Net change in unrealized appreciation (depreciation)	5,433	(22,800)	5,148

Net increase in net assets resulting from operations	98,085	26,645	19,300

Stockholder distributions:
Distributions from distributable earnings	(84,636)	(63,169)	(16,892)

Net decrease in net assets resulting from stockholder distributions	(84,636)	(63,169)	(16,892)

Capital share transactions:
Issuance of common stock, net	—	522,358	392,735
Reinvestment of stockholder distributions	3,322	8,832	1,476

Net increase in net assets resulting from capital share transactions	3,322	531,190	394,211

Total increase in net assets	16,771	494,666	396,619
Net assets at beginning of year	1,001,629	506,963	110,344

Net assets at end of year	$1,018,400	$1,001,629	$506,963

Net asset value per common share	$19.72	$19.46	$20.30

Common stock outstanding at end of year	51,649,812	51,482,137	24,975,812

See Notes to Consolidated Financial Statements

BAIN CAPITAL SPECIALTY FINANCE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	For the Year Ended December	For the Year Ended December	For the Year Ended December
	2019	2018	2017
Cash flows from operating activities
Net increase in net assets resulting from operations	$98,085	$26,645	$19,300
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(1,413,662)	(1,064,335)	(781,183)
Proceeds from principal payments and sales of investments	1,069,492	236,107	73,112
Net realized (gain) loss from investments	3,222	3,345	(55)
Net realized (gain) loss on foreign currency transactions	36	489	(115)
Net change in unrealized (appreciation) depreciation on forward currency exchange contracts	9,540	(12,826)	3,505
Net change in unrealized (appreciation) depreciation on investments	(15,103)	35,626	(8,625)
Net change in unrealized (appreciation) depreciation on foreign currency translation	130	—	(28)
Increase in investments due to PIK	(479)	—	—
Accretion of discounts and amortization of premiums	(4,476)	(1,756)	(815)
Amortization of deferred financing costs and debt issuance costs	1,497	1,835	742
Amortization of deferred offering costs	—	—	330
Changes in operating assets and liabilities:
Collateral on forward currency exchange contracts	4	4,418	(4,422)
Interest receivable on investments	(16,233)	(3,362)	(2,293)
Prepaid insurance	1	136	2
Dividend receivable	7,748	(8,709)	—
Other assets	—	—	6
Interest payable	10,699	4,020	798
Collateral payable on forward currency exchange contracts	331	—	—
Base management fee payable	4,315	1,706	1,066
Incentive fee payable	1,213	2,282	764
Accounts payable and accrued expenses	874	137	532
Excise tax payable	—	(5)	5

Net cash used in operating activities	(242,766)	(774,247)	(697,374)

Cash flows from financing activities
Borrowings on debt	1,249,048	818,700	545,900
Repayments on debt	(884,529)	(632,735)	(154,564)
Payments of financing costs	(409)	—	(5,462)
Payments of offering costs	(1,820)	(89	—
Payments of debt issuance costs	(2,795)	(2,085)	—
Proceeds from issuance of common stock	—	524,267	392,735
Stockholder distributions paid	(81,246)	(40,971)	(7,756)

Net cash provided by financing activities	278,249	667,087	770,853

Net increase (decrease) in cash, foreign cash, restricted cash and cash equivalents	35,483	(107,160	73,479
Effect of foreign currency exchange rates	92	(487)	707
Cash, foreign cash, restricted cash and cash equivalents, beginning of year	33,271	140,918	66,732

Cash, foreign cash, restricted cash and cash equivalents, end of year	$68,846	$33,271	$140,918

Supplemental disclosure of cash flow information:
Cash interest paid during the year	$54,134	$18,156	$2,075
Cash paid for excise taxes during the year	$—	$5	$—
Supplemental disclosure of non-cash information:
Reinvestment of stockholder distributions	$3,322	$8,832	$1,476
Distribution to owner from ABCS JV	$346,329	$—	$—
Cash	$36,531	$14,693	$139,506
Restricted cash	31,505	17,987	—
Foreign cash	810	591	1,412

Total cash, foreign cash, restricted cash, and cash equivalents shown in the consolidated statements of cash flows	$68,846	$33,271	$140,918

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.
Consolidated Schedule of Investments
As of December 31, 2019
(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index (1)	Interest Rate	Maturity Date	Principal/Shares (9)	Cost	Market Value	% of NAV (4)
Non-Controlled/Non-Affiliate Investments
	Aerospace & Defense	Forming & Machining Industries Inc. (18) (19) (21)	Second Lien Senior Secured Loan	L+ 8.25%	10.19%	10/9/2026	$6,540	6,480	6,278
		Forming & Machining Industries Inc. (12) (18) (19) (29)	First Lien Senior Secured Loan	L+ 4.00%	5.94%	10/9/2025	$16,778	16,648	16,275
		GSP Holdings, LLC (7) (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.50%	7.39%	11/6/2025	$36,268	35,917	35,542
		GSP Holdings, LLC (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.50%	7.29%	11/6/2025	$227	182	136
		Kellstrom Aerospace Group, Inc (14) (19) (25)	Equity Interest	-	-	-	1	1,963	1,911
		Kellstrom Commercial Aerospace, Inc. (2) (3) (5) (18) (19)	First Lien Senior Secured Loan - Delayed Draw	-	-	7/1/2025	$-	(35)	(77)
		Kellstrom Commercial Aerospace, Inc. (3) (18) (19) (26)	First Lien Senior Secured Loan - Revolver	L+ 5.00%	8.35%	7/1/2025	$5,758	5,639	5,630
		Kellstrom Commercial Aerospace, Inc. (12) (18) (19) (21) (29)	First Lien Senior Secured Loan	L+ 5.00%	7.10%	7/1/2025	$33,949	33,304	33,270
		Novetta, LLC (12) (15) (29)	First Lien Senior Secured Loan	L+ 5.00%	6.80%	10/17/2022	$6,581	6,497	6,484
		Precision Ultimate Holdings, LLC (14) (19) (25)	Equity Interest	-	-	-	1,417	1,417	1,417
		Salient CRGT, Inc. (12) (15) (29)	First Lien Senior Secured Loan	L+ 6.50%	8.29%	2/28/2022	$12,723	12,770	12,087
		TCFI Aevex LLC (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 6.25%	8.20%	5/13/2025	$2,627	2,571	2,627
		TCFI Aevex LLC (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 6.25%	8.24%	5/13/2025	$38,515	37,854	38,515
		WCI-HSG HOLDCO, LLC (14) (19) (25)	Preferred equity	-	-	-	675	675	968
		WCI-HSG Purchaser, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 4.25%	6.04%	2/24/2025	$403	369	396
		WCI-HSG Purchaser, Inc. (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 4.50%	6.30%	2/24/2025	$17,779	17,551	17,735
		WP CPP Holdings, LLC. (12) (15) (21) (29)	Second Lien Senior Secured Loan	L+ 7.75%	9.68%	4/30/2026	$11,724	11,620	11,584

							Aerospace & Defense Total	$191,422	$190,778	18.7%

	Automotive	CST Buyer Company (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	10/3/2025	$-	(31)	-
		CST Buyer Company (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 5.75%	7.55%	10/3/2025	$36,890	36,286	36,890
		JHCC Holdings, LLC (2) (3) (5) (18) (19) (28)	First Lien Senior Secured Loan - Delayed Draw	-	-	9/9/2025	$-	(40)	(43)
		JHCC Holdings, LLC (3) (18) (19)	First Lien Senior Secured Loan - Revolver	P+ 4.50%	10.00%	9/9/2025	$1,013	972	999
		JHCC Holdings, LLC (7) (18) (19)	First Lien Senior Secured Loan	L+ 5.50%	7.21%	9/9/2025	$29,676	29,335	29,528

							Automotive Total	$66,522	$67,374	6.6%

	Banking	Green Street Parent, LLC (2) (3) (5) (18) (19)	First Lien Senior Secured Loan - Revolver	-	-	8/27/2025	$-	(46)	(48)
		Green Street Parent, LLC (12) (18) (19) (29)	First Lien Senior Secured Loan	L+ 5.25%	7.05%	8/27/2026	$14,480	14,201	14,190
		Transaction Network Services, Inc. (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 4.00%	5.93%	8/15/2022	$11,630	11,501	11,324

							Banking Total	$25,656	$25,466	2.5%

	Beverage, Food & Tobacco	Hearthside Food Solutions, LLC	Corporate Bond	-	8.50%	6/1/2026	$10,000	9,814	9,382
		NPC International, Inc. (12) (15) (21) (33)	Second Lien Senior Secured Loan	L+ 7.50%	9.43%	4/18/2025	$9,159	9,190	1,101
		NPC International, Inc. (15) (33)	First Lien Senior Secured Loan	L+ 3.50%	5.42%	4/19/2024	$4,937	4,963	2,328

							Beverage, Food & Tobacco Total	$23,967	$12,811	1.3%

Capital Equipment	Dorner Manufacturing Corp. (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	3/15/2022	$-	(12)	-
	Dorner Manufacturing Corp. (12) (15) (19)	First Lien Senior Secured Loan	L+ 5.75%	7.71%	3/15/2023	$7,890	7,766	7,890
	East BCC Coinvest II,LLC (14) (19) (25)	Equity Interest	-	-	-	1,419	1,419	1,419
	Electronics For Imaging, Inc. (18) (19) (21)	Second Lien Senior Secured Loan	L+ 9.00%	10.94%	7/23/2027	$13,070	12,253	12,220
	Engineered Controls International, LLC (12) (19) (21) (29) (32)	First Lien Senior Secured Loan	L+ 7.00%	8.70%	11/5/2024	$33,599	32,861	32,843
	EXC Holdings III Corp. (12) (15) (21) (29)	Second Lien Senior Secured Loan	L+ 7.50%	9.59%	12/1/2025	$8,240	8,252	7,993
	FCG Acquisitions, Inc. (14) (19) (25)	Preferred equity	-	-	-	4	4,251	7,263
	FFI Holdings I Corp (3) (5) (15) (19) (28)	First Lien Senior Secured Loan - Delayed Draw	-	-	1/24/2025	$-	(9)	3
	FFI Holdings I Corp (3) (15) (19) (30)	First Lien Senior Secured Loan - Revolver	L+ 5.75%	7.95%	1/24/2025	$3,438	3,368	3,465
	FFI Holdings I Corp (7) (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.75%	7.60%	1/24/2025	$68,421	67,842	68,763
	Tidel Engineering, L.P. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	3/1/2023	$-	-	-
	Tidel Engineering, L.P. (7) (15) (19)	First Lien Senior Secured Loan	L+ 6.25%	8.19%	3/1/2024	$38,302	38,302	38,302
	Velvet Acquisition B.V. (6) (18) (19) (21)	Second Lien Senior Secured Loan	EURIBOR+ 8.00%	8.00%	4/17/2026	€6,013	7,325	6,752

						Capital Equipment Total	$183,618	$186,913	18.4%

Chemicals, Plastics & Rubber	AP Plastics Group, LLC (3) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	8/2/2021	$-	-	-
	AP Plastics Group, LLC (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.25%	6.94%	8/1/2022	$19,856	19,566	19,756
	Niacet b.v. (15) (19) (21)	First Lien Senior Secured Loan	EURIBOR+ 4.50%	5.50%	2/1/2024	€3,684	3,949	4,126
	Plaskolite, Inc. (15) (29)	First Lien Senior Secured Loan	L+ 4.25%	6.04%	12/15/2025	$8,933	8,773	8,564

						Chemicals, Plastics & Rubber Total	$32,288	$32,446	3.2%

Construction & Building	Chase Industries, Inc. (15) (19) (29)	First Lien Senior Secured Loan - Delayed Draw	L+ 4.00%	5.94%	5/12/2025	$1,115	1,115	1,111
	Chase Industries, Inc. (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 4.00% (1.5% PIK)	7.44%	5/12/2025	$11,812	11,762	11,753
	Crown Subsea (12) (18) (29)	First Lien Senior Secured Loan	L+ 6.00%	7.69%	11/3/2025	$9,696	9,566	9,675
	Elk Parent Holdings, LP (14) (19) (25)	Equity Interest	-	-	-	1	12	12
	Elk Parent Holdings, LP (14) (19) (25)	Preferred Equity	-	-	-	120	1,202	1,202
	PP Ultimate Holdings B, LLC (14) (19) (25)	Equity Interest	-	-	-	1	1,352	1,613
	Profile Products LLC (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	12/20/2024	$-	(64)	(10)
	Profile Products LLC (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.50%	7.44%	12/20/2024	$35,003	34,367	34,915
	Regan Development Holdings Limited (6) (17) (19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€2,051	2,235	2,303
	Regan Development Holdings Limited (6) (17) (19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€665	755	747
	Regan Development Holdings Limited (6) (17) (19)	First Lien Senior Secured Loan	EURIBOR+ 6.50%	7.00%	4/18/2022	€6,226	6,710	6,992
	YLG Holdings, Inc. (2) (3) (15) (19) (28)	First Lien Senior Secured Loan - Delayed Draw	-	-	10/31/2025	€-	-	(51)
	YLG Holdings, Inc. (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.75%	-	10/31/2025	€-	(83)	(171)
	YLG Holdings, Inc. (7) (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.75%	7.66%	10/31/2025	€38,862	38,484	38,085

						Construction & Building Total	$107,413	$108,176	10.6%

Consumer Goods: Durable	New Milani Group LLC (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.00%	6.94%	6/6/2024	$17,100	16,968	16,672
	TLC Holdco LP (14) (19) (25)	Equity Interest	-	-	-	1,188	1,186	1,188
	TLC Purchaser, Inc. (2) (3) (5) (19)	First Lien Senior Secured Loan - Delayed Draw	-	-	10/13/2025	$-	(69)	(71)
	TLC Purchaser, Inc. (3) (19)	First Lien Senior Secured Loan - Revolver	P+ 4.75%	9.50%	10/13/2025	$3,916	3,745	3,738
	TLC Purchaser, Inc. (12) (19) (21) (29)	First Lien Senior Secured Loan	L+ 5.75%	7.49%	10/13/2025	$42,721	41,882	41,867

						Consumer Goods: Durable Total	$63,712	$63,394	6.2%

Consumer Goods: Non-Durable	FineLine Technologies, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 3.25%	8.00%	11/4/2022	$1,966	1,944	1,952
	FineLine Technologies, Inc. (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 4.25%	6.05%	11/4/2022	$31,384	31,217	31,228
	Kronos Acquisition Holdings Inc. (18) (19) (21)	First Lien Senior Secured Loan	L+ 7.00%	8.80%	5/15/2023	$2,647	2,605	2,627
	MND Holdings III Corp (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 3.50%	5.44%	6/19/2024	$11,642	11,667	10,944
	RoC Opco LLC (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	2/25/2025	$-	(176)	-
	RoC Opco LLC (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 7.25%	9.19%	2/25/2025	$40,793	39,888	40,793
	Solaray, LLC (7) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	L+ 6.00%	7.85%	9/11/2023	$14,573	14,573	14,501
	Solaray, LLC (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 4.50%	6.40%	9/9/2022	$11,674	11,629	11,674
	Solaray, LLC (7) (15) (19)	First Lien Senior Secured Loan	L+ 6.00%	7.82%	9/11/2023	$42,610	42,610	42,397
	WU Holdco, Inc. (3) (7) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	L+ 5.50%	7.44%	3/26/2026	$832	778	832
	WU Holdco, Inc. (3) (5) (18) (19)	First Lien Senior Secured Loan - Revolver	-	-	3/26/2025	$-	(56)	-
	WU Holdco, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.50%	7.44%	3/26/2026	$39,705	38,923	39,705

						Consumer Goods: Non-Durable Total	$195,602	$196,653	19.3%

Containers, Packaging, & Glass	Automate Intermediate Holdings II S.à r.l. (6) (18) (19) (21)	Second Lien Senior Secured Loan	L+ 7.75%	9.55%	7/22/2027	$11,870	11,637	11,633

						Containers, Packaging, & Glass Total	$11,637	$11,633	1.1%

Energy: Electricity	Infinite Electronics International Inc. (12) (18) (19) (29)	First Lien Senior Secured Loan	L+ 4.00%	5.80%	7/2/2025	$19,752	19,739	19,654
	Infinite Electronics International Inc. (18) (19) (21)	Second Lien Senior Secured Loan	L+ 8.00%	9.80%	7/2/2026	$2,480	2,433	2,480

						Energy: Electricity Total	$22,172	$22,134	2.2%

Energy: Oil & Gas	Amspec Services, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 3.75%	9.00%	7/2/2024	$2,125	2,071	2,125
	Amspec Services, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 6.25%	8.19%	7/2/2024	$44,100	43,605	44,100
	Blackbrush Oil & Gas, L.P. (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 8.00%	9.89%	2/9/2024	$32,075	31,588	31,754

						Energy: Oil & Gas Total	$77,264	$77,979	7.7%

Environmental Industries	Adler & Allan Group Limited (6) (17) (19) (21) (22)	First Lien Last Out	GBP LIBOR+ 8.25% (2% PIK)	11.04%	9/30/2022	£13,279	16,814	17,612

						Environmental Industries Total	$16,814	$17,612	1.7%

FIRE: Insurance	Ivy Finco Limited (6) (18) (19) (21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.70%	5/19/2025		£7,217	8,950	9,381
	Ivy Finco Limited (3) (6) (18) (19)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.70%	5/19/2025		£2,691	3,194	3,382
	Margaux Acquisition Inc. (3) (7) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	L+ 6.00%	8.10%	12/19/2024		$2,186	2,020	2,186
	Margaux Acquisition, Inc. (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	12/19/2024		$-	(48)	-
	Margaux Acquisition Inc. (7) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.50%	7.60%	12/19/2024		$28,916	28,392	28,916
	Margaux UK Finance Limited (3) (5) (6) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	12/19/2024		£-	(10)	-
	Margaux UK Finance Limited (6) (7) (15) (19)	First Lien Senior Secured Loan	GBP LIBOR+ 5.50%	6.50%	12/19/2024		£7,706	9,869	10,221

							FIRE: Insurance Total	$52,367	$54,086	5.3%

FIRE: Real Estate	Spectre (Carrisbrook House) Limited (6) (15) (19)	First Lien Senior Secured Loan	EURIBOR+ 7.50%	8.50%	8/9/2021		€9,300	10,786	10,443

							FIRE: Real Estate Total	$10,786	$10,443	1.0%

Forest Products & Paper	Solenis International LLC (18) (21)	Second Lien Senior Secured Loan	L+ 8.50%	10.41%	6/26/2026		$10,601	10,301	9,700

							Forest Products & Paper Total	$10,301	$9,700	1.0%

Healthcare & Pharmaceuticals	CB Titan Holdings, Inc. (14) (19) (25)	Preferred equity	-	-	-		1,953	1,953	3,378
	Clarkson Eyecare, LLC (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 6.25%	8.05%	4/2/2021		$23,118	22,747	23,118
	Clarkson Eyecare, LLC (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 6.25%	8.05%	4/2/2021		$15,284	15,031	15,284
	Clinical Innovations, LLC (3) (15) (19) (22)	First Lien Last Out - Revolver	L+ 5.50%	7.21%	10/17/2022		$772	757	772
	Clinical Innovations, LLC (12) (15) (19) (22) (29)	First Lien Last Out	L+ 5.50%	7.30%	10/17/2023		$10,916	10,744	10,916
	Clinical Innovations (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.50%	7.30%	10/17/2023		$511	500	511
	CPS Group Holdings, Inc. (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	3/3/2025		$-	(64)	-
	CPS Group Holdings, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.25%	7.19%	3/3/2025		$55,905	55,390	55,905
	Datix Bidco Limited (3) (5) (6) (18) (19)	First Lien Senior Secured Loan - Revolver	-	-	10/28/2024		£-	(21)	-
	Datix Bidco Limited (6) (18) (19) (21)	Second Lien Senior Secured Loan	GBP LIBOR+ 7.75%	8.63%	4/27/2026		£12,134	16,314	16,093
	Datix Bidco Limited (6) (18) (19) (21)	First Lien Senior Secured Loan	BBSW+ 4.50%	5.50%	4/28/2025	AUD	4,212	3,205	2,958
	Golden State Buyer, Inc. (12) (18) (19) (29)	First Lien Senior Secured Loan	L+ 4.75%	6.55%	6/22/2026		$15,230	15,084	14,887
	Great Expressions Dental Centers PC (3) (15) (19) (34)	First Lien Senior Secured Loan - Revolver	L+ 4.75% (0.5% PIK)	7.22%	9/28/2022		$1,017	1,009	789
	Great Expressions Dental Centers PC (12) (15) (19)	First Lien Senior Secured Loan	L+ 5.25%	7.17%	9/28/2023		$7,609	7,540	6,125
	Island Medical Management Holdings, LLC (15) (19) (29)	First Lien Senior Secured Loan	L+ 6.50%	8.30%	9/1/2022		$9,160	9,071	8,428
	Medical Depot Holdings, Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 7.50%	9.44%	1/3/2023		$16,189	14,935	12,293
	Mendel Bidco, Inc. (18) (19) (21)	First Lien Senior Secured Loan	EURIBOR+ 4.50%	4.50%	6/17/2027		€10,033	11,134	10,985
	Mendel Bidco, Inc. (12) (18) (19) (29)	First Lien Senior Secured Loan	L+ 4.50%	6.45%	6/17/2027		$19,966	19,492	19,467
	Mertus 522. GmbH (3) (6) (18) (19)	First Lien Senior Secured Loan - Delayed Draw	EURIBOR+ 5.75%	5.75%	5/28/2026		€875	602	946
	Mertus 522. GmbH (6) (18) (19) (21)	First Lien Senior Secured Loan	EURIBOR+ 5.75%	5.75%	5/28/2026		€22,468	24,540	25,167
	TecoStar Holdings, Inc. (12) (15) (19) (21)	Second Lien Senior Secured Loan	L+ 8.50%	10.24%	11/1/2024		$9,472	9,282	9,472
	U.S. Anesthesia Partners, Inc. (12) (15) (19) (21)	Second Lien Senior Secured Loan	L+ 7.25%	9.05%	6/23/2025		$16,520	16,334	16,520

							Healthcare & Pharmaceuticals Total	$255,579	$254,014	24.9%

High Tech Industries	AMI US Holdings Inc. (3) (6) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.50%	7.25%	4/1/2024		$767	737	767
	AMI US Holdings Inc. (6) (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.50%	7.19%	4/1/2025		$13,157	12,916	13,157
	Appriss Holdings, Inc. (3) (5) (18) (19)	First Lien Senior Secured Loan - Revolver	-	-	5/30/2025		$-	(61)	-
	Appriss Holdings, Inc. (7) (18) (19)	First Lien Senior Secured Loan	L+ 5.50%	7.44%	5/29/2026		$48,876	48,272	48,876
	CB Nike IntermediateCo Ltd (3) (6) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.00%	6.93%	10/31/2025		$1,550	1,464	1,461
	CB Nike IntermediateCo Ltd (6) (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 5.00%	6.93%	10/31/2025		$35,422	34,729	34,714
	CMI Marketing Inc (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	5/24/2023		$-	(14)	-
	CMI Marketing Inc (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 4.50%	6.30%	5/24/2024		$15,256	15,136	15,256
	Drilling Info Holdings, Inc (12) (18) (21) (29)	First Lien Senior Secured Loan	L+ 4.25%	6.05%	7/30/2025		$22,609	22,532	22,496
	Element Buyer, Inc. (3) (7) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	L+ 5.25%	7.05%	7/18/2025		$3,366	3,466	3,366
	Element Buyer, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.25%	7.05%	7/19/2024		$1,417	1,368	1,417
	Element Buyer, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.25%	7.05%	7/18/2025		$37,772	38,104	37,772
	Elo Touch Solutions, Inc. (18) (29)	First Lien Senior Secured Loan	L+ 6.50%	8.24%	12/15/2025		$3,261	3,168	3,244
	Everest Bidco (6) (15) (19) (21)	Second Lien Senior Secured Loan	GBP LIBOR+ 7.50%	8.50%	7/3/2026		£10,216	13,098	13,076
	MeridianLink, Inc. (15) (29)	First Lien Senior Secured Loan	L+ 4.00%	5.80%	5/30/2025		$1,825	1,804	1,798
	Netsmart Technologies, Inc. (15) (19) (21)	Second Lien Senior Secured Loan	L+ 7.50%	9.30%	10/19/2023		$2,749	2,749	2,735
	nThrive, Inc. (15) (19) (21)	Second Lien Senior Secured Loan	L+ 9.75%	11.55%	4/20/2023		$8,000	7,986	7,080
	Park Place Technologies (15) (21)	Second Lien Senior Secured Loan	L+ 8.00%	9.80%	3/30/2026		$6,733	6,688	6,682
	Symplr Software, Inc. (3) (18) (19)	First Lien Senior Secured Loan - Revolver	L+ 6.00%	7.95%	11/30/2023		$4,499	4,445	4,499
	Symplr Software, Inc. (7) (18) (19)	First Lien Senior Secured Loan	L+ 6.00%	7.94%	11/28/2025		$61,060	60,211	61,060
	Utimaco, Inc. (6) (18) (19) (21) (29)	First Lien Senior Secured Loan	L+ 4.50%	6.42%	8/9/2027		$14,849	14,490	14,775
	Ventiv Topco, Inc. (14) (19) (25)	Equity Interest	-	-	-		28	2,833	2,886
	Ventiv Holdco, Inc. (2) (3) (5) (18) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.50%	-	9/3/2025		$-	(49)	(17)
	Ventiv Holdco, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.50%	7.44%	9/3/2025		$24,299	23,948	24,178
	VPARK BIDCO AB (6) (19) (21)	First Lien Senior Secured Loan	CIBOR+ 4.00%	4.75%	3/10/2025	DKK	56,999	9,160	8,566
	VPARK BIDCO AB (6) (16) (19) (21)	First Lien Senior Secured Loan	NIBOR+ 4.00%	5.86%	3/10/2025	NOK	74,020	9,197	8,430
	Zywave, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.00%	6.80%	11/17/2022		$428	419	429
	Zywave, Inc. (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.00%	6.93%	11/17/2022		$17,370	17,290	17,370

							High Tech Industries Total	$356,086	$356,073	35.0%

Hotel, Gaming & Leisure	Aimbridge Acquisition Co., Inc. (12) (18) (19) (21) (29)	Second Lien Senior Secured Loan	L+ 7.50%	9.19%	2/1/2027		$20,193	19,649	19,688
	Captain D's LLC (3) (15) (19) (35)	First Lien Senior Secured Loan - Revolver	P+ 3.50%	7.45%	12/15/2023		$1,285	1,273	1,266
	Captain D's LLC (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 4.50%	6.44%	12/15/2023		$13,037	12,940	12,907
	Quidditch Acquisition, Inc. (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 7.00%	8.80%	3/21/2025		$19,023	19,004	19,213

							Hotel, Gaming & Leisure Total	$52,866	$53,074	5.2%

Media: Advertising, Printing & Publishing	A-L Parent LLC (12) (15) (21)	Second Lien Senior Secured Loan	L+ 7.25%	9.05%	12/2/2024		$4,050	4,020	3,594
	Ansira Holdings, Inc. (3) (7) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	L+ 5.75%	7.51%	12/20/2022		$2,936	2,926	2,458
	Ansira Holdings, Inc. (15) (19) (24)	First Lien Senior Secured Loan - Revolver	L+ 5.00%	7.22%	12/20/2022		$7,084	7,084	7,084
	Ansira Holdings, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.75%	7.55%	12/20/2022		$35,877	35,791	32,020
	Cruz Bay Publishing, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	P+ 5.00%	9.75%	2/28/2020		$876	865	876
	Cruz Bay Publishing (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 3.00%	7.75%	2/28/2020		$2,298	2,298	2,298
	Cruz Bay Publishing, Inc. (7) (15) (19) (27)	First Lien Senior Secured Loan	L+ 5.75%	7.70%	2/28/2020		$4,824	4,824	4,824
	Cruz Bay Publishing, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 6.75%	8.46%	2/28/2020		$1,611	1,611	1,611

							Media: Advertising, Printing & Publishing Total	$59,419	$54,765	5.4%

Media: Broadcasting & Subscription	Vital Holdco Limited (6) (12) (15) (19) (21) (29)	First Lien Senior Secured Loan	L+ 5.25%	7.05%	5/29/2026		$35,357	34,552	35,357
	Vital Holdco Limited (6) (18) (19) (21)	First Lien Senior Secured Loan	EURIBOR+ 5.25%	5.25%	5/29/2026		€7,917	8,613	8,890

							Media: Broadcasting & Subscription Total	$43,165	$44,247	4.3%

Media: Diversified & Production	Efficient Collaborative Retail Marketing Company, LLC (3) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	6/15/2022		$-	-	-
	Efficient Collaborative Retail Marketing Company, LLC (7) (15) (19)	First Lien Senior Secured Loan	L+ 6.75%	8.69%	6/15/2022		$15,095	15,185	15,095
	Efficient Collaborative Retail Marketing Company, LLC (7) (15) (19)	First Lien Senior Secured Loan	L+ 6.75%	8.69%	6/15/2022		$9,788	9,847	9,788
	International Entertainment Investments Limited (6) (18) (19) (21)	First Lien Senior Secured Loan	GBP LIBOR+ 4.00%	4.86%	5/31/2023		£8,686	10,638	11,520

							Media: Diversified & Production Total	$35,670	$36,403	3.6%

Retail	Batteries Plus Holding Corporation (3) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	7/6/2022		$-	-	-
	Batteries Plus Holding Corporation (7) (15) (19)	First Lien Senior Secured Loan	L+ 6.75%	8.55%	7/6/2022		$28,827	28,827	28,827
	Calceus Acquisition, Inc. (12) (18) (29)	First Lien Senior Secured Loan	L+ 5.50%	7.30%	2/12/2025		$5,997	5,947	6,000

							Retail Total	$34,774	$34,827	3.4%

Services: Business	AMCP Clean Acquisition Company, LLC (12) (18) (29)	First Lien Senior Secured Loan - Delayed Draw	L+ 4.25%	6.19%	6/16/2025		$3,894	3,886	3,806
	AMCP Clean Acquisition Company, LLC (12) (18) (29)	First Lien Senior Secured Loan	L+ 4.25%	6.19%	6/16/2025		$16,093	16,062	15,731
	Comet Bidco Limited (6) (18) (21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.70%	9/30/2024		£7,362	9,488	9,605
	Elevator Holdco Inc. (14) (19) (25)	Equity Interest	-	-	-		2	2,448	2,448
	Hightower Holding, LLC (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	-	-	1/31/2025		$-	(15)	(17)
	Hightower Holding, LLC (12) (15) (19) (21) (29) (31)	First Lien Senior Secured Loan	L+ 5.00%	6.80%	1/31/2025		$34,589	34,432	34,503
	SumUp Holdings Luxembourg S.à.r.l. (6) (15) (19) (21)	First Lien Senior Secured Loan	EURIBOR+ 8.00%	9.00%	8/1/2024		€15,957	17,658	17,873
	SumUp Holdings Luxembourg S.à.r.l. (3) (6) (15) (19) (21)	First Lien Senior Secured Loan	EURIBOR+ 8.00%	9.00%	8/1/2024		€7,480	7,823	8,351
	TEI Holdings Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 6.00%	7.83%	12/23/2025		$1,509	1,464	1,464
	TEI Holdings Inc. (7) (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 6.00%	7.93%	12/23/2026		$49,050	48,340	48,559
	Valet Waste Holdings, Inc (12) (18) (21) (29)	First Lien Senior Secured Loan	L+ 3.75%	5.55%	9/29/2025		$23,747	23,700	23,539

							Services: Business Total	$165,286	$165,862	16.3%

Services: Consumer	Pearl Intermediate Parent LLC (18) (29)	Second Lien Senior Secured Loan	L+ 6.25%	8.05%	2/13/2026		$2,571	2,587	2,545
	Surrey Bidco Limited (6) (17) (19) (21)	First Lien Senior Secured Loan	GBP LIBOR+ 6.00%	6.78%	5/11/2026		£5,000	6,138	6,466
	Trafalgar Bidco Limited (6) (18) (19) (21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.00%	5.70%	9/11/2024		£6,011	7,727	7,733
	Zeppelin BidCo Pty Limited (6) (18) (19) (21)	First Lien Senior Secured Loan	BBSY+ 6.00%	6.90%	6/28/2024	AUD	20,621	14,006	14,050

							Services: Consumer Total	$30,458	$30,794	3.0%

Telecommunications	Conterra Ultra Broadband Holdings, Inc. (18) (29)	First Lien Senior Secured Loan	L+ 4.50%	6.30%	4/30/2026	$6,451	6,420	6,448
	Horizon Telcom, Inc. (3) (12) (15) (19) (29)	First Lien Senior Secured Loan - Delayed Draw	L+ 4.75%	6.46%	6/15/2023	$481	465	464
	Horizon Telcom, Inc. (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	6/15/2023	$-	(2)	(1)
	Horizon Telcom, Inc. (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 4.75%	6.44%	6/15/2023	$13,730	13,577	13,592
	Masergy Holdings, Inc. (15) (29)	Second Lien Senior Secured Loan	L+ 7.50%	9.46%	12/16/2024	$857	863	840

						Telecommunications Total	$21,323	$21,343	2.1%

Transportation: Cargo	A&R Logistics, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.75%	7.85%	5/5/2025	$1,053	940	1,053
	A&R Logistics, Inc. (7) (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.75%	7.85%	5/5/2025	$43,976	43,130	43,976
	A&R Logistics, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.75%	7.85%	5/5/2025	$2,473	2,424	2,473
	A&R Logistics, Inc. (7) (15) (19)	First Lien Senior Secured Loan	L+ 5.75%	7.66%	5/5/2025	$6,096	6,004	6,096
	ARL Holdings, LLC. (14) (19) (25)	Equity Interest	-	-	-	-	445	448
	ARL Holdings, LLC. (14) (19) (25)	Equity Interest	-	-	-	9	9	8
	ENC Holding Corporation (12) (18) (29)	First Lien Senior Secured Loan	L+ 4.00%	5.94%	5/30/2025	$10,272	10,259	10,041
	Grammer Investment Holdings LLC (14) (19) (25)	Equity Interest	-	-	-	1,011	1,011	1,021
	Grammer Investment Holdings LLC (19) (25)	Preferred Equity	10% PIK	10.00%	-	6	646	679
	Grammer Investment Holdings LLC (14) (19) (25)	Warrants	-	-	-	122	-	122
	Grammer Purchaser, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 4.50%	6.30%	9/30/2024	$52	56	42
	Grammer Purchaser, Inc. (12) (15) (19) (29)	First Lien Senior Secured Loan - Revolver	L+ 4.50%	6.31%	9/30/2024	$10,206	10,043	10,104
	Omni Logistics, LLC (15) (19)	Subordinated Debt	L+ 11.50%	13.30%	1/19/2024	$15,000	14,752	15,000
	PS HoldCo, LLC (12) (15) (29)	First Lien Senior Secured Loan	L+ 4.75%	6.55%	3/13/2025	$23,277	23,265	22,084
	Toro Private Investments II, L.P. (6) (14) (19) (25)	Equity Interest	-	-	-	3,090	3,090	3,090

						Transportation: Cargo Total	$116,074	$116,237	11.4%

Transportation: Consumer	Direct Travel, Inc. (3) (7) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	L+ 6.50%	8.44%	12/1/2021	$1,471	1,382	1,471
	Direct Travel, Inc. (7) (15) (19)	First Lien Senior Secured Loan - Delayed Draw	L+ 6.50%	8.45%	12/1/2021	$2,920	2,920	2,920
	Direct Travel, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	12/1/2021	$-	-	-
	Direct Travel, Inc. (7) (15) (19) (23)	First Lien Senior Secured Loan	L+ 6.50%	8.40%	12/1/2021	$49,667	49,667	49,667
	Toro Private Holdings III, Ltd (6) (12) (18) (29)	Second Lien Senior Secured Loan	L+ 9.00%	10.94%	5/28/2027	$8,998	8,504	7,604

						Transportation: Consumer Total	$62,473	$61,662	6.1%

Utilities: Electric	CSVC Acquisition Corp	Corporate Bond	-	7.75%	6/15/2025	$13,478	12,598	8,126

						Utilities: Electric Total	$12,598	$8,126	0.8%

	Wholesale	Abracon Group Holding, LLC. (14) (19) (25)	Equity Interest	-	-	-	2	1,833	1,294
		Abracon Group Holding, LLC. (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	-	-	7/18/2024	$-	(32)	(28)
		Abracon Group Holding, LLC. (7) (13) (15) (19)	First Lien Senior Secured Loan	L+ 5.75%	7.70%	7/18/2024	$36,094	35,929	35,733
		Aramsco, Inc. (3) (18) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.25%	7.05%	8/28/2024	$621	579	553
		Aramsco, Inc. (7) (18) (19)	First Lien Senior Secured Loan	L+ 5.25%	7.05%	8/28/2024	$24,288	23,902	23,802
		Armor Group, LP (14) (19) (25)	Equity Interest	-	-	-	10	1,012	1,085
		PetroChoice Holdings, Inc. (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.00%	6.93%	8/19/2022	$9,948	9,867	9,500
		PetroChoice Holdings, Inc. (12) (15) (19) (29)	First Lien Senior Secured Loan	L+ 5.00%	6.93%	8/19/2022	$6,582	6,452	6,286

							Wholesale Total	$79,542	$78,225	7.7%

							Non-Controlled/Non-Affiliate Investments Total	$2,416,854	$2,403,250	236.0%

Non-Controlled/Affiliate Investments
	Beverage, Food & Tobacco	ADT Pizza, LLC (10) (14) (19) (25)	Equity Interest	-	-	-	6,720	6,720	6,720

							Beverage, Food & Tobacco Total	$6,720	$6,720	0.6%

							Non-Controlled/Affiliate Investments Total	$6,720	$6,720	0.6%

Controlled Affiliate Investments
	Aerospace & Defense	ACC Holdco, LLC (10) (11) (19) (25)	Preferred equity	-	16.00%	-	10,828	10,824	10,828
		Air Comm Corporation LLC (10) (11) (12) (18) (19) (21) (29)	First Lien Senior Secured Loan	L+ 6.50%	8.44%	6/30/2025	$27,298	26,516	27,161
		BCC Jetstream Holdings Aviation (Off I), LLC (6) (10) (11) (19) (20) (25)	Equity Interest	-	-	-	11,863	11,863	13,091
		BCC Jetstream Holdings Aviation (On II), LLC (10) (11) (19) (20) (25)	Equity Interest	-	-	-	1,116	1,116	1,869
		BCC Jetstream Holdings Aviation (On II), LLC (10) (11) (19) (20)	First Lien Senior Secured Loan	-	10.00%	6/2/2022	$6,363	6,363	6,363
		Gale Aviation (Offshore) Co (6) (10) (11) (19) (25)	Equity Interest	-	-	-	57,007	57,007	57,773

							Aerospace & Defense Total	$113,689	$117,085	11.5%

							Controlled Affiliate Investments Total	$113,689	$117,085	11.5%

							Investments Total	$2,537,263	$2,527,055	248.1%

Cash Equivalents
	Cash Equivalents	Goldman Sachs Financial Square Government Fund Institutional Share Class (36)	Cash Equivalents	-	1.64%	-	$66,965	66,965	66,965

							Cash Equivalents Total	$66,965	$66,965	6.6%

							Investments and Cash Equivalents Total	$2,604,228	$2,594,020	254.7%

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (8)
US DOLLARS 8,720	POUND STERLING 6,400	Bank of New York Mellon	9/21/2020	$288
POUND STERLING 6,220	US DOLLARS 8,192	Bank of New York Mellon	9/21/2020	-
US DOLLARS 12,177	EURO 10,370	Bank of New York Mellon	1/10/2020	552
EURO 3,270	US DOLLARS 2,930	Bank of New York Mellon	1/10/2020	-
US DOLLARS 11,874	EURO 10,300	Bank of New York Mellon	6/15/2020	194
US DOLLARS 412	POUND STERLING 310	Citibank	9/23/2020	(1)
US DOLLARS 25,257	POUND STERLING 19,410	Goldman Sachs	1/10/2020	(465)
US DOLLARS 68,701	POUND STERLING 53,430	Goldman Sachs	6/15/2020	(2,399)
US DOLLARS 83,784	EURO 72,370	Goldman Sachs	6/15/2020	1,716
US DOLLARS 16,897	AUSTRALIAN DOLLARS 24,180	Goldman Sachs	6/15/2020	(167)
US DOLLARS 8,885	DANISH KRONE 57,000	Goldman Sachs	6/15/2020	225
US DOLLARS 8,257	NORWEGIAN KRONE 74,020	Goldman Sachs	3/20/2020	(161)

				$(218)

(1) The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L"), the Euro Interbank Offered Rate ("EURIBOR" or "E"), British Pound Sterling LIBOR Rate ("GBP LIBOR"), the Norwegian Interbank Offered Rate ("NIBOR" or "N"), the Copenhagen Interbank Offered Rate ("CIBOR" or "C"), the Bank Bill Swap Rate ("BBSW"), the Bank Bill Swap Bid Rate ("BBSY"), or the Prime Rate ("Prime" or "P") and which reset daily, monthly, quarterly or semiannually. Investments or a portion thereof may bear Payment-in-Kind ("PIK"). For each, the Company has provided the PIK or the spread over LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW, BBSY, or Prime and the current weighted average interest rate in effect at December 31, 2019. Certain investments are subject to a LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW, or Prime interest rate floor.
(2) The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
(3) Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee.
(4) Percentages are based on the Company's net assets of $1,018,400 as of December 31, 2019.
(5) The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(6) The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company's total assets. As of December 31, 2019, non-qualifying assets totaled 15.6% of the Company's total assets.
(7) Assets or a portion thereof are pledged as collateral for the BCSF Complete Financing Solution LLC. See Note 6 "Debt".
(8) Unrealized appreciation/(depreciation) on forward currency exchange contracts.
(9) The principal amount (par amount) for all debt securities is denominated in U.S. dollars, unless otherwise noted. £ represents Pound Sterling, € represents Euro, NOK represents Norwegian krone, AUD represents Australian and DKK represents Kroner.
(10) As defined in the 1940 Act, the Company is deemed to be an "Affiliated Investment" of the Company as the Company owns 5% or more of the portfolio company's securities.
(11) As defined in the 1940 Act, the Company is deemed to "Control" this portfolio company as the Company either owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.
(12) Assets or a portion thereof are pledged as collateral for the 2018-1 Issuer. See Note 6 "Debt".
(13) $91 of the total par amount for this security is at P+ 4.75%.
(14) Non-Income Producing.
(15) Loan includes interest rate floor of 1.00%.
(16) Loan includes interest rate floor of 0.75%.
(17) Loan includes interest rate floor of 0.50%.
(18) Loan includes interest rate floor of 0.00%.
(19) Security valued using unobservable inputs (Level 3).
(20) The Company holds non-controlling, affiliate interest in an aircraft-owning special purpose vehicle through this investment.
(21) Assets or a portion thereof are pledged as collateral for the BCSF Revolving Credit Facility. See Note 6 "Debt".
(22) The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.
(23) $127 of the total par amount for this security is at P+ 5.50%.

(24) $1,643 of the total par amount for this security is at P+ 4.00%.
(25) Security exempt from registration under the Securities Act of 1933 (the "Securities Act"), and may be deemed to be "restricted securities" under the Securities Act. As of December 31, 2019, the aggregate fair value of these securities is $123,733 or 12.15% of the Company's net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
BCC Jetstream Holdings Aviation (On II), LLC - Equity Interest	6/1/2017
BCC Jetstream Holdings Aviation (Off I), LLC - Equity Interest	6/1/2017
CB Titan Holdings, Inc. - Preferred Equity	11/14/2017
Impala Private Investments, LLC - Equity Interest	11/10/2017
Abracon Group Holding, LLC. - Equity Interest	7/18/2018
Armor Group, LP - Equity Interest	8/28/2018
Grammer Investment Holdings LLC - Warrants	10/1/2018
Grammer Investment Holdings LLC - Equity Interest	10/1/2018
Grammer Investment Holdings LLC - Preferred Equity	10/1/2018
ADT Pizza, LLC - Equity Interest	10/29/2018
PP Ultimate Holdings B, LLC - Equity Interest	12/20/2018
FCG Acquisitions, Inc. - Preferred equity	1/24/2019
WCI-HSG HOLDCO, LLC - Preferred equity	2/22/2019
Toro Private Investments II, L.P. - Equity Interest	3/19/2019
ARL Holdings, LLC. - Equity Interest	5/3/2019
ARL Holdings, LLC. - Equity Interest	5/3/2019
ACC Holdco, LLC. - Equity Interest	6/28/2019
Kellstrom Aerospace Group, Inc - Equity Interest	7/1/2019
East BCC Coinvest II,LLC - Equity Interest	7/23/2019
Gale Aviation (Offshore) Co - Equity Interest	8/2/2019
Ventiv Topco, Inc. - Equity Interest	9/3/2019
TLC Holdco LP - Equity Interest	10/11/2019
Elk Parent Holdings, LP - Equity Interest	11/1/2019
Elk Parent Holdings, LP - Preferred equity	11/1/2019
Precision Ultimate Holdings, LLC - Equity Interest	11/6/2019
Elevator Holdco Inc. - Equity Interest	12/23/2019
(26) $4,606 of the total par amount for this security is at P+ 4.00%.
(27) $71 of the total par amount for this security is at P+ 4.75%.
(28) Assets or a portion thereof are pledged as collateral for the BCSF Complete Financing Solution Holdco LLC. See Note 6 "Debt".
(29) Assets or a portion thereof are pledged as collateral for the 2019-1 Issuer. See Note 6 "Debt".
(30) $747 of the total par amount for this security is at P+ 4.75%.
(31) $87 of the total par amount for this security is at P+ 4.00%.
(32) Loan includes interest rate floor of 1.50%.
(33) Asset has been placed on non-accrual
(34) $350 of the total par amount for this security is at P+ 3.75%.
(35) $540 of the total par amount for this security is at L+ 4.50%
(36) Cash equivalents include $31,434 of restricted cash.

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments
As of December 31, 2018
(In thousands)

Control Type	Industry	Portfolio Company	Investment Type	Spread Above Index (1)	Interest Rate	Maturity Date	Principal/Shares (9)	Cost	Market Value	% of NAV (4)
Non-Controlled/Non-Affiliate Investments
	Aerospace & Defense	API Technologies Corp. (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	4/22/2024	$—	(46)	(11)
		Forming & Machining Industries Inc. (18) (19) (21)	Second Lien Senior Secured Loan	L+ 8.25%	10.85%	10/9/2026	$6,540	6,475	6,475
		Forming & Machining Industries Inc. (12) (18) (21)	First Lien Senior Secured Loan	L+ 4.25%	6.85%	10/9/2025	$14,937	14,863	14,713
		Jazz Acquisition, Inc. (15) (21)	Second Lien Senior Secured Loan	L+ 6.75%	9.55%	6/20/2022	$15,000	14,396	14,136
		Novetta, LLC (12) (15)	First Lien Senior Secured Loan	L+ 5.00%	7.53%	10/17/2022	$3,815	3,750	3,738
		Salient CRGT, Inc. (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 5.75%	8.27%	2/28/2022	$13,086	13,155	12,890
		StandardAero Aviation Holdings, Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.75%	6.27%	7/7/2022	$19,771	19,870	19,583
		TECT Power Holdings, LLC (15) (19) (21)	Second Lien Senior Secured Loan	L+ 8.50%	11.02%	12/27/2021	$14,758	14,538	14,906
		WP CPP Holdings, LLC. (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.75%	6.28%	4/30/2025	$4,715	4,704	4,562
		WP CPP Holdings, LLC. (12) (15) (21)	Second Lien Senior Secured Loan	L+ 7.75%	10.28%	4/30/2026	$11,724	11,608	11,533

							Aerospace & Defense Total	$103,313	$102,525	10.2%

	Automotive	CST Buyer Company (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	3/1/2023	$—	(9)	—
		CST Buyer Company (12) (15) (19)	First Lien Senior Secured Loan	L+ 5.00%	7.52%	3/1/2023	$9,310	9,208	9,310
		OEConnection LLC (12) (15) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.53%	11/22/2024	$14,079	14,009	13,762
		OEConnection LLC (15) (19) (21)	Second Lien Senior Secured Loan	L+ 8.00%	10.53%	11/24/2025	$6,313	6,274	6,265

							Automotive Total	$29,482	$29,337	2.9%

	Banking	Transaction Network Services, Inc. (15) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.71%	8/14/2022	$13,394	13,260	13,235

							Banking Total	$13,260	$13,235	1.3%

	Beverage, Food & Tobacco	GOBP Holdings, Inc. (12) (18) (21)	First Lien Senior Secured Loan	L+ 3.75%	6.55%	10/22/2025	$16,632	16,621	16,217
		Hearthside Food Solutions, LLC	Corporate Bond	—	8.50%	6/1/2026	$10,000	9,793	8,000
		NPC International, Inc. (15) (21)	First Lien Senior Secured Loan	L+ 3.50%	6.02%	4/19/2024	$4,987	5,020	4,676

							Beverage, Food & Tobacco Total	$31,434	$28,893	2.9%

	Capital Equipment	Dorner Manufacturing Corp. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 4.75%	10.00%	3/15/2022	$55	37	55
		Dorner Manufacturing Corp. (12) (15) (19)	First Lien Senior Secured Loan	L+ 5.75%	8.55%	3/15/2023	$7,986	7,878	7,986
		DXP Enterprises, Inc. (6) (12) (15)	First Lien Senior Secured Loan	L+ 4.75%	7.27%	8/29/2023	$5,178	5,134	5,158
		EXC Holdings III Corp. (12) (15) (21)	Second Lien Senior Secured Loan	L+ 7.50%	9.85%	12/1/2025	$8,240	8,254	7,870
		Tidel Engineering, L.P. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	3/1/2023	$—	—	—
		Velvet Acquisition B.V. (6) (18) (19) (21)	Second Lien Senior Secured Loan	EURIBOR+ 8.00%	8.00%	4/17/2026	€6,013	7,313	6,949
		Wilsonart LLC (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.25%	6.06%	12/19/2023	$15,393	15,438	14,778

							Capital Equipment Total	$44,054	$42,796	4.3%

	Chemicals, Plastics & Rubber	AP Plastics Group, LLC (3) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	8/1/2021	$—	—	—
		ASP Chromaflo Intermediate Holdings, Inc. (15) (21)	First Lien Senior Secured Loan	L+ 3.50%	6.02%	11/20/2023	$505	503	493
		ASP Chromaflo Intermediate Holdings, Inc. (6) (15) (21)	First Lien Senior Secured Loan	L+ 3.50%	6.02%	11/20/2023	$656	654	642
		Niacet b.v. (6) (15) (19) (21)	First Lien Senior Secured Loan	EURIBOR+ 4.50%	5.50%	2/1/2024	€3,777	4,044	4,304
		Niacet Corporation (12) (15) (19)	First Lien Senior Secured Loan	L+ 4.50%	7.02%	2/1/2024	$2,173	2,156	2,162
		Plaskolite, Inc. (15) (19) (21)	First Lien Senior Secured Loan	L+ 4.25%	6.69%	12/15/2025	$12,030	11,790	11,910
		PRCC Holdings, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	2/1/2021	$—	—	—

							Chemicals, Plastics & Rubber Total	$19,147	$19,511	1.9%

Construction & Building	Bolt Infrastructure Merger Sub, Inc. (12) (15)	First Lien Senior Secured Loan	L+ 3.50%	6.02%	6/21/2024	$2,670	2,662	2,617
	Chase Industries, Inc. (3) (15) (21)	First Lien Senior Secured Loan - Delayed Draw Term Loan	L+ 4.00%	6.82%	5/12/2025	$199	182	169
	Chase Industries, Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.61%	5/11/2025	$11,921	11,863	11,826
	Crown Subsea (12) (18) (21)	First Lien Senior Secured Loan	L+ 6.00%	8.35%	11/2/2025	$13,400	13,201	12,931
	PP Ultimate Holdings B, LLC (14) (19) (25)	Equity Interest	—	—	—	$1	1,352	1,352
	Profile Products LLC (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	12/20/2024	$—	(76)	(77)
	Regan Development Holdings Limited (6) (17) (19)	First Lien Senior Secured Loan	EURIBOR+ 7.00%	7.50%	4/18/2022	€2,557	2,785	2,928
	Regan Development Holdings Limited (6) (17) (19)	First Lien Senior Secured Loan	EURIBOR+ 7.00%	7.50%	4/18/2022	€829	941	949
	Regan Development Holdings Limited (6) (17) (19)	First Lien Senior Secured Loan	EURIBOR+ 7.00%	7.50%	4/18/2022	€7,760	8,330	8,887

						Construction & Building Total	$41,240	$41,582	4.2%

Consumer Goods: Durable	Home Franchise Concepts, Inc. (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	7/9/2024	$—	(16)	(25)
	New Milani Group LLC (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 4.25%	6.77%	6/6/2024	$17,273	17,114	17,273
	Stanton Carpet Corp. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	11/21/2022	$—	—	—

						Consumer Goods: Durable Total	$17,098	$17,248	1.7%

Consumer Goods: Non-Durable	FineLine Technologies, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 4.25%	6.79%	11/2/2021	$459	425	445
	FineLine Technologies, Inc. (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 4.25%	7.06%	11/2/2022	$31,703	31,466	31,545
	Kronos Acquisition Holdings Inc.	Corporate Bond	—	9.00%	8/15/2023	$10,000	9,356	7,700
	Kronos Acquisition Holdings Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.52%	5/15/2023	$13,181	13,142	12,522
	MND Holdings III Corp (15) (19) (21)	First Lien Senior Secured Loan	L+ 3.50%	6.30%	6/19/2024	$13,767	13,815	13,560
	Solaray, LLC (3) (15) (19) (23)	First Lien Senior Secured Loan - Revolver	L+ 4.50%	7.69%	9/9/2022	$5,667	5,605	5,667

						Consumer Goods: Non-Durable Total	$73,809	$71,439	7.1%

Containers, Packaging & Glass	BWAY Holding Company	Corporate Bond	—	7.25%	4/15/2025	$10,000	9,755	9,012
	BWAY Holding Company (12) (18) (21)	First Lien Senior Secured Loan	L+ 3.25%	5.66%	4/3/2024	$12,812	12,836	12,100
	Technimark LLC (12) (18)	First Lien Senior Secured Loan	L+ 3.75%	6.27%	8/8/2025	$2,826	2,823	2,784
	Terminator Bidco AS (6) (18) (19) (21)	First Lien Senior Secured Loan	L+ 5.00%	7.80%	5/22/2022	$15,100	14,798	14,798

						Containers, Packaging & Glass Total	$40,212	$38,694	3.9%

Energy: Electricity	Infinite Electronics International Inc. (12) (18) (19) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.52%	7/2/2025	$19,953	19,938	19,853
	Infinite Electronics International Inc. (18) (19) (21)	Second Lien Senior Secured Loan	L+ 8.00%	10.52%	7/2/2026	$2,480	2,430	2,430

						Energy: Electricity Total	$22,368	$22,283	2.2%

Energy: Oil & Gas	Amspec Services, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 3.75%	9.25%	7/2/2024	$931	866	931
	Blackbrush Oil & Gas, L.P. (12) (15) (21)	First Lien Senior Secured Loan	L+ 8.00%	10.89%	2/9/2024	$31,200	30,675	30,264

						Energy: Oil & Gas Total	$31,541	$31,195	3.1%

Environmental Industries	Adler & Allan Group Limited (6) (17) (19) (21) (22)	First Lien Last Out	GBP LIBOR+ 8.25% (2% PIK)	9.14%	9/30/2022	£13,062	16,489	16,482

						Environmental Industries Total	$16,489	$16,482	1.6%

FIRE: Finance	Badger Merger Sub, Inc. (12) (18)	First Lien Senior Secured Loan	L+ 3.75%	6.54%	9/12/2025	$3,642	3,624	3,560

						FIRE: Finance Total	$3,624	$3,560	0.4%

FIRE: Insurance	Alliant Holdings Intermediate, LLC (12) (18) (21)	First Lien Senior Secured Loan	L+ 2.75%	5.21%	5/9/2025		$16,598	16,650	15,735
	Margaux Acquisition, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 5.00%	10.50%	12/19/2024		$616	558	558
	Margaux UK Finance Limited (2) (3) (5) (6) (19)	First Lien Senior Secured Loan - Revolver	—	—	12/19/2024		£—	(13)	(13)
	Wink Holdco, Inc. (15) (21)	Second Lien Senior Secured Loan	L+ 6.75%	9.28%	12/1/2025		$13,638	13,578	12,887
	Wink Holdco, Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.00%	5.52%	12/2/2024		$12,568	12,514	11,939

							FIRE: Insurance Total	$43,287	$41,106	4.1%

FIRE: Real Estate	Spectre (Carrisbrook House) Limited (6) (15) (19)	First Lien Senior Secured Loan	EURIBOR+ 7.50%	8.50%	8/9/2021		€9,300	10,714	10,650

							FIRE: Real Estate Total	$10,714	$10,650	1.1%

Forest Products & Paper	Solenis International LLC (18) (21)	Second Lien Senior Secured Loan	L+ 8.50%	11.21%	6/26/2026		$15,601	15,235	14,821
	Solenis International LLC (12) (18) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.80%	6/26/2025		$7,335	7,280	7,082

							Forest Products & Paper Total	$22,515	$21,903	2.2%

Healthcare & Pharmaceuticals	Clinical Innovations, LLC (3) (15) (19) (22)	First Lien Last Out - Revolver	L+ 5.50%	7.93%	10/17/2022		$38	19	33
	Clinical Innovations, LLC (12) (15) (19) (21) (22)	First Lien Last Out	L+ 5.50%	8.02%	10/17/2023		$11,028	10,817	10,973
	CB Titan Holdings, Inc. (14) (19) (25)	Preferred equity	—	—	—		$1,953	1,953	2,207
	Concentra Inc. (12) (15) (21)	Second Lien Senior Secured Loan	L+ 6.50%	8.88%	6/1/2023		$14,105	13,861	14,052
	Datix Bidco Limited (2) (3) (5) (6) (18) (19)	First Lien Senior Secured Loan - Revolver	—	—	10/28/2024		£—	(25)	(19)
	Datix Bidco Limited (6) (18) (19) (21)	Second Lien Senior Secured Loan	GBP LIBOR+ 7.75%	8.68%	4/27/2026		£12,134	16,272	15,311
	Datix Bidco Limited (6) (19) (21)	First Lien Senior Secured Loan	BBSW+ 4.50%	6.57%	4/28/2025	AUD	4,212	3,197	2,922
	Drive DeVilbiss (12) (15) (21)	First Lien Senior Secured Loan	L+ 5.50%	8.30%	1/3/2023		$8,529	7,867	7,399
	Genesis Supply Acquisition Co. (19)	Subordinated Debt	—	9.50%	4/23/2021		$25,000	25,000	25,000
	Great Expressions Dental Centers PC (3) (13) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 4.75%	8.70%	9/28/2022		$954	943	936
	Great Expressions Dental Centers PC (12) (15) (19)	First Lien Senior Secured Loan	L+ 4.75%	7.63%	9/28/2023		$7,982	7,894	7,862
	Island Medical Management Holdings, LLC (15) (19) (21)	First Lien Senior Secured Loan	L+ 6.50%	9.02%	9/1/2022		$9,268	9,158	8,619
	TecoStar Holdings, Inc. (12) (15) (19) (21)	Second Lien Senior Secured Loan	L+ 8.50%	10.89%	11/1/2024		$9,472	9,263	9,472
	U.S. Anesthesia Partners, Inc. (12) (15) (19) (21)	Second Lien Senior Secured Loan	L+ 7.25%	9.77%	6/23/2025		$16,520	16,313	16,520
	U.S. Anesthesia Partners, Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.00%	5.52%	6/24/2024		$4,641	4,573	4,458

							Healthcare & Pharmaceuticals Total	$127,105	$125,745	12.6%

High Tech Industries	Caliper Software, Inc. (3) (18) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.50%	8.04%	11/30/2023		$124	88	87
	CMI Marketing Inc (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	5/24/2023		$—	(19)	—
	CMI Marketing Inc (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 4.75%	7.27%	5/24/2024		$15,411	15,271	15,411
	Drilling Info Holdings, Inc (2) (3) (5) (12) (18) (21)	First Lien Senior Secured Loan - Delayed Draw Term Loan	—	—	7/30/2025		$—	(7)	(13)
	Drilling Info Holdings, Inc (12) (18) (21)	First Lien Senior Secured Loan	L+ 4.25%	6.77%	7/30/2025		$20,178	20,094	20,102
	Element Buyer, Inc. (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	7/19/2024		$—	(59)	(32)
	Elo Touch Solutions, Inc. (18) (21)	First Lien Senior Secured Loan	L+ 6.50%	9.28%	12/7/2025		$18,943	17,996	18,256
	Everest Bidco (6) (15) (19) (21)	Second Lien Senior Secured Loan	GBP LIBOR+ 7.50%	8.50%	7/3/2026		£10,216	13,060	12,631
	Impala Private Investments, LLC (14) (19) (25)	Equity Interest	—	—	—		$1,500	—	126
	Lighthouse Network, LLC (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 4.50%	7.03%	12/2/2024		$16,088	16,024	16,008
	Netsmart Technologies, Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.75%	6.27%	4/19/2023		$21,623	21,657	21,352
	Netsmart Technologies, Inc. (15) (19) (21)	Second Lien Senior Secured Loan	L+ 7.50%	10.03%	10/19/2023		$2,749	2,749	2,735
	Park Place Technologies (15) (21)	Second Lien Senior Secured Loan	L+ 8.00%	10.52%	3/30/2026		$6,733	6,684	6,598
	Park Place Technologies (12) (15) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.52%	3/31/2025		$10,324	10,293	10,118
	nThrive, Inc. (15) (19) (21)	Second Lien Senior Secured Loan	L+ 9.75%	12.27%	4/20/2023		$8,000	7,982	7,760
	Qlik Technologies (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.50%	5.94%	4/26/2024		$22,725	22,666	22,015
	SolarWinds Holdings, Inc. (18) (21)	First Lien Senior Secured Loan	L+ 2.75%	5.27%	2/5/2024		$14,763	14,845	14,228

	VPARK BIDCO AB (6) (16) (19) (21)	First Lien Senior Secured Loan	CIBOR+ 5.00%	5.75%	3/8/2025	DKK	56,999	9,134	8,743
	VPARK BIDCO AB (6) (16) (19) (21)	First Lien Senior Secured Loan	NIBOR+ 5.00%	6.28%	3/8/2025	NOK	74,020	9,174	8,558
	Zywave, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.00%	7.52%	11/17/2022		$767	755	767
	Zywave, Inc. (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 5.00%	7.52%	11/17/2022		$17,549	17,458	17,549

							High Tech Industries Total	$205,845	$202,999	20.3%

Hotel, Gaming & Leisure	Aimbridge Hospitality LP (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 5.00%	7.52%	6/22/2022		$4,264	4,206	4,264
	Aimbridge Hospitality LP (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	6/22/2022		$—	(15)	—
	Aimbridge Hospitality LP (15) (19) (21)	First Lien Senior Secured Loan	L+ 5.00%	7.52%	6/22/2022		$25,584	25,251	25,584
	Captain D's LLC (3) (15) (19) (24)	First Lien Senior Secured Loan - Revolver	L+ 4.50%	8.15%	12/15/2023		$788	773	756
	Captain D's LLC (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 4.50%	7.30%	12/15/2023		$13,389	13,269	13,154
	K-Mac Holdings Corp. (12) (18)	Second Lien Senior Secured Loan	L+ 6.75%	9.25%	3/16/2026		$3,200	3,193	3,024
	NPC International, Inc. (12) (15) (21)	Second Lien Senior Secured Loan	L+ 7.50%	10.02%	4/18/2025		$9,159	9,194	8,655
	Quidditch Acquisition, Inc. (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 7.00%	9.47%	3/21/2025		$15,903	15,859	15,824
	Tacala Investment Corp. (18) (21)	Second Lien Senior Secured Loan	L+ 7.00%	9.52%	1/30/2026		$6,323	6,306	6,039
	Tacala Investment Corp. (12) (18) (21)	First Lien Senior Secured Loan	L+ 3.25%	5.77%	1/31/2025		$3,504	3,451	3,383

							Hotel, Gaming & Leisure Total	$81,487	$80,683	8.1%

Media: Advertising, Printing & Publishing	Ansira Holdings, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 4.00%	9.50%	12/20/2022		$1,643	1,643	1,643
	Cambium Learning Group, Inc. (12) (18) (21)	First Lien Senior Secured Loan	L+ 4.50%	7.02%	12/18/2025		$12,325	11,709	11,771
	Cruz Bay Publishing (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 3.00%	8.50%	6/6/2019		$2,267	2,267	2,267
	Learfield Communications LLC (12) (15) (19) (21)	Second Lien Senior Secured Loan	L+ 7.25%	9.78%	12/2/2024		$4,050	4,016	4,050

							Media: Advertising, Printing & Publishing Total	$19,635	$19,731	2.0%

Media: Broadcasting & Subscription	Micro Holding Corp. (12) (18) (21)	First Lien Senior Secured Loan	L+ 3.75%	6.25%	9/13/2024		$21,931	21,868	20,945

							Media: Broadcasting & Subscription Total	$21,868	$20,945	2.1%

Media: Diversified & Production	Efficient Collaborative Retail Marketing Company, LLC (3) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	6/15/2022		$—	—	—
	Getty Images, Inc. (21) (26)	First Lien Senior Secured Loan	L+ 3.50%	6.02%	10/18/2019		$19,947	19,744	19,420
	International Entertainment Investments Limited (6) (18) (19) (21)	First Lien Senior Secured Loan	GBP LIBOR+ 4.75%	5.65%	5/31/2023		£8,686	10,620	11,071

							Media: Diversified & Production Total	$30,364	$30,491	3.0%

Retail	Batteries Plus Holding Corporation (3) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	7/6/2022		$—	—	—
	CH Hold Corp. (12) (15)	First Lien Senior Secured Loan	L+ 3.00%	5.52%	2/1/2024		$1,498	1,495	1,485
	CH Hold Corp. (12) (15)	Second Lien Senior Secured Loan	L+ 7.25%	9.77%	2/3/2025		$1,215	1,211	1,209
	CVS Holdings I, LP (12) (15) (21)	First Lien Senior Secured Loan	L+ 2.75%	5.28%	2/6/2025		$14,912	14,893	14,167
	CVS Holdings I, LP (15) (19) (21)	Second Lien Senior Secured Loan	L+ 6.75%	9.28%	2/6/2026		$14,110	14,120	13,334
	Eyemart Express LLC (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.00%	5.46%	8/5/2024		$11,506	11,544	11,189

							Retail Total	$43,263	$41,384	4.1%

Services: Business	Advantage Sales & Marketing Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 3.25%	5.77%	7/23/2021	$15,743	15,500	13,972
	AMCP Clean Acquisition Company, LLC (3) (12) (18) (21)	First Lien Senior Secured Loan - Delayed Draw Term Loan	L+ 4.25%	6.93%	6/16/2025	$1,489	1,483	1,432
	AMCP Clean Acquisition Company, LLC (12) (18) (21)	First Lien Senior Secured Loan	L+ 4.25%	7.05%	6/16/2025	$15,773	15,725	15,537
	Comet Bidco Limited (6) (18) (21)	First Lien Senior Secured Loan	GBP LIBOR+ 5.25%	5.98%	9/30/2024	£10,261	13,081	12,719
	Lakeland Tours, LLC (12) (15)	First Lien Senior Secured Loan	L+ 4.00%	6.79%	12/16/2024	$2,887	2,878	2,820
	LegalZoom.com, Inc. (18) (19) (21)	First Lien Senior Secured Loan	L+ 4.50%	7.00%	11/21/2024	$15,839	15,735	15,601
	New Insight Holdings, Inc. (12) (15) (21)	First Lien Senior Secured Loan	L+ 5.50%	8.02%	12/20/2024	$20,529	20,041	20,349
	Sovos Compliance, LLC (3) (15) (19)	First Lien Senior Secured Loan - Delayed Draw Term Loan	L+ 6.00%	8.52%	3/1/2022	$3,958	3,958	3,910
	Sovos Compliance, LLC (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	3/1/2022	$—	(10)	(15)
	Sovos Compliance, LLC (12) (15) (19)	First Lien Senior Secured Loan	L+ 6.00%	8.52%	3/1/2022	$8,601	8,541	8,515
	TEI Holdings Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 5.00%	10.50%	12/20/2022	$708	708	666
	Valet Waste Holdings, Inc (12) (18) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.52%	9/29/2025	$28,761	28,686	28,402
	XO Management Holding Inc. (18) (19) (21)	First Lien Senior Secured Loan	L+ 5.75%	8.49%	12/4/2021	$12,355	11,490	11,490

						Services: Business Total	$137,816	$135,398	13.5%

Services: Consumer	GI Chill Acquisition LLC (12) (18) (19) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.80%	8/6/2025	$11,464	11,441	11,464
	McKissock, LLC (3) (15) (19)	First Lien Senior Secured Loan - Revolver	P+ 2.25%	7.68%	8/5/2021	$992	992	992
	Pearl Intermediate Parent LLC (18) (21)	Second Lien Senior Secured Loan	L+ 6.25%	8.75%	2/13/2026	$2,571	2,590	2,544
	Trident LS Merger Sub Corp (12) (18)	First Lien Senior Secured Loan	L+ 3.00%	5.52%	5/1/2025	$4,186	4,177	4,102
	Trident LS Merger Sub Corp (12) (18)	Second Lien Senior Secured Loan	L+ 7.50%	10.02%	5/1/2026	$2,246	2,225	2,221
	Travel Leaders Group, LLC (12) (18)	First Lien Senior Secured Loan	L+ 4.00%	6.46%	1/25/2024	$528	527	524
	WeddingWire, Inc. (18) (21)	Second Lien Senior Secured Loan	L+ 8.25%	11.04%	12/21/2026	$6,187	6,125	6,156
	WeddingWire, Inc. (18) (21)	First Lien Senior Secured Loan	L+ 4.50%	7.29%	12/19/2025	$13,218	13,251	13,020

						Services: Consumer Total	$41,328	$41,023	4.1%

Telecommunications	Horizon Telcom, Inc. (2) (3) (5) (12) (15) (19) (21)	First Lien Senior Secured Loan - Delayed Draw Term Loan	—	—	6/15/2023	$—	(19)	(26)
	Horizon Telcom, Inc. (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 4.50%	6.85%	6/15/2023	$13,869	13,712	13,661
	Horizon Telcom, Inc. (2) (3) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	6/15/2023	$—	—	(17)
	Masergy Holdings, Inc. (15)	Second Lien Senior Secured Loan	L+ 7.50%	10.31%	12/16/2024	$857	863	840
	Masergy Holdings, Inc. (15) (21)	First Lien Senior Secured Loan	L+ 3.25%	6.05%	12/15/2023	$686	684	664

						Telecommunications Total	$15,240	$15,122	1.5%

Transportation: Cargo	Direct ChassisLink, Inc. (12) (18) (19) (21)	Second Lien Senior Secured Loan	L+ 6.00%	8.53%	6/15/2023	$27,685	27,631	26,716
	ENC Holding Corporation (2) (3) (5) (18)	First Lien Senior Secured Loan - Delayed Draw Term Loan	—	—	5/30/2025	$—	(1)	(9)
	ENC Holding Corporation (12) (18) (27)	First Lien Senior Secured Loan	L+ 4.00%	6.80%	5/30/2025	$9,775	9,761	9,628
	Grammer Investment Holdings LLC (14) (19) (25)	Equity Interest	—	—	—	$600	600	600
	Grammer Investment Holdings LLC (14) (19) (25)	Preferred Equity	10% PIK	10.00%	—	$6	600	600
	Grammer Investment Holdings LLC (14) (19) (25)	Warrants	—	—	—	$122	—	—
	Grammer Purchaser, Inc. (3) (15) (18) (19)	First Lien Senior Secured Loan - Revolver	L+ 4.75%	7.27%	9/30/2024	$105	106	89
	Grammer Purchaser, Inc. (12) (15) (19) (21)	First Lien Senior Secured Loan	L+ 4.75%	7.27%	9/30/2024	$10,500	10,332	10,342
	Omni Logistics, LLC (15) (19) (21)	Subordinated Debt	L+ 11.50%	14.02%	1/19/2024	$15,000	14,711	14,625
	PS HoldCo, LLC (12) (15) (21)	First Lien Senior Secured Loan	L+ 4.75%	7.28%	3/13/2025	$21,459	21,458	20,922

						Transportation: Cargo Total	$85,198	$83,513	8.3%

Transportation: Consumer	Direct Travel, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	12/1/2021	$—	—	—

						Transportation: Consumer Total	$—	$—	0.0%

Utilities: Electric	CSVC Acquisition Corp	Corporate Bond	—	7.75%	6/15/2025	$13,478	12,483	10,311

						Utilities: Electric Total	$12,483	$10,311	1.0%

	Wholesale	Abracon Group Holding, LLC. (14) (19) (25)	Equity Interest	—	—	—	$2	1,800	1,992
		Abracon Group Holding, LLC. (2) (3) (5) (15) (19)	First Lien Senior Secured Loan - Revolver	—	—	7/18/2024	$—	(39)	(28)
		Aramsco, Inc. (3) (15) (19)	First Lien Senior Secured Loan - Revolver	L+ 5.25%	7.77%	8/28/2024	$226	177	133
		Armor Group, LP (14) (19) (25)	Equity Interest	—	—	—	$10	1,012	1,009
		PetroChoice Holdings, Inc. (15) (19) (21)	First Lien Senior Secured Loan	L+ 5.00%	7.53%	8/22/2022	$3,638	3,603	3,602
		PT Holdings, LLC (12) (15) (21)	First Lien Senior Secured Loan	L+ 4.00%	6.80%	12/9/2024	$21,671	21,631	21,184
		Specialty Building Products Holdings, LLC (12) (18) (19) (21)	First Lien Senior Secured Loan	L+ 5.75%	8.27%	10/1/2025	$16,944	16,841	16,436
		SRS Distribution Inc. (18) (21)	First Lien Senior Secured Loan	L+ 3.25%	5.77%	5/23/2025	$20,000	19,505	18,725

							Wholesale Total	$64,530	$63,053	6.3%

							Non-Controlled/Non-Affiliate Investments Total	$1,449,749	$1,422,837	142.0%

Non-Controlled/Affiliate Investments
	Beverage, Food & Tobacco	ADT Pizza, LLC (10) (14) (19) (25)	Equity Interest	—	—	—	$6,720	6,720	6,720

							Beverage, Food & Tobacco Total	$6,720	$6,720	0.7%

							Non-Controlled/Affiliate Investments Total	$6,720	$6,720	0.7%

Controlled Affiliate Investments
	Aerospace & Defense	BCC Jetstream Holdings Aviation (Off I), LLC (6) (10) (11) (19) (20) (25)	Equity Interest	—	—	—	$11,863	11,863	13,480
		BCC Jetstream Holdings Aviation (On II), LLC (10) (11) (19) (20) (25)	Equity Interest	—	—	—	$731	731	1,243
		BCC Jetstream Holdings Aviation (On II), LLC (10) (11) (19) (20)	First Lien Senior Secured Loan	—	10.00%	6/2/2022	$4,163	4,163	4,163
		BCC Jetstream Holdings Aviation (On II), LLC (7) (10) (11) (14) (19) (20)	First Lien Senior Secured Loan - Unfunded Commitment	—	—	6/2/2022	$—	—	—

							Aerospace & Defense Total	$16,757	$18,886	1.9%

	Investment Vehicles	Antares Bain Capital Complete Financing Solution LLC (6) (10) (11) (19) (25)	Investment Vehicle	—	—	—	$279,891	279,891	279,363

							Investment Vehicles Total	$279,891	$279,363	27.9%

							Controlled Affiliate Investments Total	$296,648	$298,249	29.8%

							Investments Total	$1,753,117	$1,727,806	172.5%

Cash Equivalents
	Cash Equivalents	Goldman Sachs Financial Square Government Fund Institutional Share Class	Cash Equivalents	—	2.52%	—	$877	877	877

							Cash Equivalents Total	$877	$877	0.1%

							Investments and Cash Equivalents Total	$1,753,994	$1,728,683	172.6%

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (8)
U.S. DOLLARS 8,720	POUND STERLING 6,400	Bank of New York Mellon	9/21/2020	$355
U.S. DOLLARS 27,914	EURO 22,118	Bank of New York Mellon	1/18/2019	2,185
U.S. DOLLARS 11,541	POUND STERLING 8,262	Bank of New York Mellon	1/18/2019	445
U.S. DOLLARS 12,042	EURO 10,080	Bank of New York Mellon	6/21/2019	344
U.S. DOLLARS 10,065	DANISH KRONE 59,805	Citibank	1/18/2019	568
U.S. DOLLARS 9,957	NORWEGIAN KRONE 77,560	Citibank	1/18/2019	335
U.S. DOLLARS 3,169	AUSTRALIAN DOLLARS 4,127	Citibank	4/11/2019	82
U.S. DOLLARS 13,192	POUND STERLING 9,260	Citibank	4/11/2019	699
U.S. DOLLARS 412	POUND STERLING 310	Citibank	9/21/2020	(7)
U.S. DOLLARS 3,578	POUND STERLING 2,630	Goldman Sachs	4/11/2019	214
U.S. DOLLARS 3,091	AUSTRALIAN DOLLARS 4,130	Goldman Sachs	6/14/2019	176
U.S. DOLLARS 8,938	DANISH KRONE 55,570	Goldman Sachs	6/14/2019	291
U.S. DOLLARS 11,719	EURO 9,790	Goldman Sachs	6/14/2019	365
U.S. DOLLARS 60,094	POUND STERLING 44,750	Goldman Sachs	6/14/2019	2,679
U.S. DOLLARS 8,994	NORWEGIAN KRONE 72,170	Goldman Sachs	6/14/2019	591

				$9,322

(1) The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L"), the Euro Interbank Offered Rate ("EURIBOR" or "E"),British Pound Sterling LIBOR Rate ("GBP LIBOR"), the Norwegian Interbank Offered Rate ("NIBOR" or "N"), the Copenhagen Interbank Offered Rate ("CIBOR" or "C"), the Bank Bill Swap Rate ("BBSW"), or the Prime Rate ("Prime" or "P") and which reset daily, monthly, quarterly or semiannually. Investments or a portion thereof may bear Payment-in-Kind ("PIK"). For each, the Company has provided the PIK or the spread over LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW, or Prime and the current weighted average interest rate in effect at December 31, 2018. Certain investments are subject to a LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW, or Prime interest rate floor.
(2) The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
(3) Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee.
(4) Percentages are based on the Company's net assets of $1,001,629 as of December 31, 2018.
(5) The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(6) The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company's total assets. As of December 31, 2018, non-qualifying assets totaled 24.4% of the Company's total assets.
(7) The assets to be issued will be determined at the time the funds are called.
(8) Unrealized appreciation/(depreciation) on forward currency exchange contracts.
(9) The principal amount (par amount) for all debt securities is denominated in U.S. dollars, unless otherwise noted. £ represents Pound Sterling, € represents Euro, NOK represents Norwegian krone, AUD represents Australian and DKK represents Kroner.
(10) As defined in the 1940 Act, the Company is deemed to be an "Affiliated Investment" of the Company as the Company owns five percent or more of the portfolio company's securities.
(11) As defined in the 1940 Act, the Company is deemed to "Control" this portfolio company as the Company either owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.
(12) Assets or a portion thereof are pledged as collateral for the 2018-1 Issuer. See Note 6 "Debt".
(13) $690 of the total par amount for this security is at P+ 3.75%.
(14) Non-Income Producing.
(15) Loan includes interest rate floor of 1.00%.
(16) Loan includes interest rate floor of 0.75%.
(17) Loan includes interest rate floor of 0.50%.
(18) Loan includes interest rate floor of 0.00%.
(19) Security valued using unobservable inputs (Level 3).

(20) The Company holds non-controlling, affiliate interest in an aircraft-owning special purpose vehicle through this investment.
(21) Assets or a portion thereof are pledged as collateral for the BCSF Revolving Credit Facility. See Note 6 "Debt".
(22) The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.
(23) $2,267 of the total par amount for this security is at P+ 3.50%.
(24) $472 of the total par amount for this security is at P+ 3.50%.
(25) Security exempt from registration under the Securities Act of 1933 (the "Securities Act"), and may be deemed to be "restricted securities" under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $308,692 or 30.8% of the Company's net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
BCC Jetstream Holdings Aviation (On II), LLC - Equity Interest	6/1/2017
BCC Jetstream Holdings Aviation (Off I), LLC - Equity Interest	6/1/2017
Antares Bain Capital Complete Financing Solution LLC - Investment Vehicle	11/29/2017
CB Titan Holdings, Inc. - Equity Interest	11/14/2017
Impala Private Investments, LLC - Equity Interest	11/10/2017
Abracon Group Holding, LLC. - Equity Interest	7/18/2018
Armor Group, LP - Equity Interest	8/28/2018
Grammer Investment Holdings LLC - Warrants	10/1/2018
Grammer Investment Holdings LLC - Equity Interest	10/1/2018
Grammer Investment Holdings LLC - Preferred Equity	10/1/2018
ADT Pizza, LLC - Equity Interest	10/29/2018
PP Ultimate Holdings B, LLC - Equity Interest	12/20/2018
(26) Loan includes interest rate floor of 1.25%.

See Notes to Consolidated Financial Statements

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 1. Organization

        Bain Capital Specialty Finance, Inc. (the "Company") was formed on October 5, 2015 and commenced investment operations on October 13, 2016. The Company has elected to be treated and is regulated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, for tax purposes the Company has elected to be treated and intends to operate in a manner so as to continuously qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), commencing concurrently with its election to be treated as a BDC. The Company is externally managed by BCSF Advisors, LP (the "Advisor" or "BCSF Advisors"), our investment adviser that is registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisor also provides the administrative services necessary for the Company to operate (in such capacity, the "Administrator" or "BCSF Advisors").

        On November 19, 2018, the Company closed its initial public offering (the "IPO"), which was a Qualified IPO, issuing 7,500,000 shares of its common stock at a public offering price of $20.25 per share. Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol "BCSF" on November 15, 2018.

        The Company's primary focus is capitalizing on opportunities within its Advisor's Senior Direct Lending Strategy, which seeks to provide risk-adjusted returns and current income to its stockholders by investing primarily in middle-market companies with between $10.0 million and $150.0 million in EBITDA. The Company focuses on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Company generally seeks to retain voting control in respect of the loans or particular classes of securities in which the Company invests through maintaining affirmative voting positions or negotiating consent rights that allow the Company to retain a blocking position. The Company may also invest in mezzanine debt and other junior securities and in secondary purchases of assets or portfolios, as described below. Investments are likely to include, among other things, (i) senior first lien, stretch senior, senior second lien, unitranche, (ii) mezzanine debt and other junior investments and (iii) secondary purchases of assets or portfolios that primarily consist of middle-market corporate debt. The Company may also invest, from time to time, in equity securities, distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities.

        Our operations comprise only a single reportable segment.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The Company's consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The Company's consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Regulation S-X. These consolidated financial statements reflect adjustments that in the opinion of the Company are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Company has determined it meets the definition of an investment company and follows the accounting and reporting

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 2. Summary of Significant Accounting Policies (Continued)

guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946—Financial Services—Investment Companies. The functional currency of the Company is U.S. dollars and these consolidated financial statements have been prepared in that currency. Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company's consolidated financial position or the consolidated results of operations as previously reported.

Basis of Consolidation

        The Company will generally consolidate any wholly, or substantially, owned subsidiary when the design and purpose of the subsidiary is to act as an extension of the Company's investment operations and to facilitate the execution of the Company's investment strategy. Accordingly, the Company consolidated the results of its subsidiaries BCSF I, LLC, BCSF II-C, LLC, BCSF CFSH, LLC, BCSF CFS, LLC, BCC Middle Market CLO 2018-1, LLC, and BCC Middle Market CLO 2019-1, LLC in its consolidated financial statements. All intercompany transactions and balances have been eliminated in consolidation. Since the Company is an investment company, portfolio investments held by the Company are not consolidated into the consolidated financial statements. The portfolio investments held by the Company (including its investments held by consolidated subsidiaries) are included on the consolidated statements of assets and liabilities as investments at fair value.

Use of Estimates

        The preparation of the consolidated financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Portfolio Investments

        Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Company will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of the Board of Directors of the Company (the "Board"), based on, among other things, the input of the Advisor, the Company's audit committee of the Board (the "Audit Committee) and one or more independent third party valuation firms engaged by the Board.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 2. Summary of Significant Accounting Policies (Continued)

        With respect to unquoted portfolio investments, the Company will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        With respect to investments for which market quotations are not readily available, the Advisor will undertake a multi-step valuation process, which includes among other things, the below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Advisor responsible for the portfolio investment or by an independent valuation firm;

  •
  Preliminary valuation conclusions are then documented and discussed with the Company's senior management and the Advisor. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee of the Board reviews the valuations presented and recommends values for each of the investments to the Board; and

  •
  The Board will discuss valuations and determine the fair value of each investment in good faith based upon, among other things, the input of the Advisor, independent valuation firms, where applicable, and the Audit Committee.

        In following this approach, the types of factors that are taken into account in the fair value pricing of investments include, as relevant, but are not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio company's ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion.

        The Company applies ASC Topic 820, Fair Value Measurement ("ASC 820"), which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Company determines the fair value of investments consistent with its valuation policy. The Company discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 2. Summary of Significant Accounting Policies (Continued)

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

        A financial instrument's level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

        Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Company evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Company considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment.

        The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

Securities Transactions, Revenue Recognition and Expenses

        The Company records its investment transactions on a trade date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Commitment fees are recorded on an accrual basis and recognized as interest income. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Company's investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded. Upon prepayment of a loan or debt security, any prepayment premium, unamortized upfront loan origination fees and unamortized discount are recorded as interest income.

        Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 2. Summary of Significant Accounting Policies (Continued)

on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from an equity interest, limited liability company or a limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

        Certain investments may have contractual payment-in-kind ("PIK") interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

        Certain structuring fees and amendment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered.

        Expenses are recorded on an accrual basis.

Non-Accrual Loans

        Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management's judgment, principal and interest payments are likely to remain current. The Company may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of December 31, 2019 two loans have been placed on non-accrual status. As of December 31, 2018, no loans or debt securities had been placed on non-accrual status.

Distributions

        Distributions to common stockholders are recorded on the record date. The amount to be distributed, if any, is determined by the Board each quarter, and is generally based upon the earnings estimated by the Advisor. Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with US GAAP. The Company may pay distributions to its stockholders in a year in excess of its investment company taxable income and net capital gain for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. This excess generally would be a tax-free return of capital in the period and generally would reduce the stockholder's tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 2. Summary of Significant Accounting Policies (Continued)

accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses.

        The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and, depending upon the level of the Company's taxable income earned in a year, the Company may choose to carry forward taxable income for distribution in the following year and incur applicable U.S. federal excise tax. The specific tax characteristics of the Company's distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

        The Company distributes net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, the Company may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to stockholders.

Dividend Reinvestment Plan

        The Company has adopted a dividend reinvestment plan that provides for the reinvestment of cash dividends and distributions. Prior to the IPO, stockholders who elected to "opt in" to the Company's dividend reinvestment plan had their cash dividends and distributions automatically reinvested in additional shares of the Company's common stock, rather than receiving cash dividends and distributions.

        Subsequent to the IPO, stockholders who do not "opt out" of the Company's dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company's common stock, rather than receiving cash dividends and distributions.

Offering Costs

        Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, legal, printing and other costs associated with the preparation and filing of applicable registration statements. Offering costs of the Company incurred prior to the commencement of operations have been recognized as a deferred charge and are amortized on a straight line basis over 12 months beginning on the date of commencement of operations and are shown in the Company's consolidated statements of operations. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of paid-in-capital upon each such offering.

Cash, Restricted Cash, and Cash Equivalents

        Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost, which approximates fair value. The Company may deposit its cash and cash equivalents in financial institutions and, at certain times, such balances may exceed the Federal Deposit Insurance Corporation insurance limits. Cash equivalents are

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 2. Summary of Significant Accounting Policies (Continued)

presented separately on the consolidated schedules of investments. Restricted cash is collected and held by the trustee who has been appointed as custodian of the assets securing certain of the Company's financing transactions.

Foreign Currency Translation

        The accounting records of the Company are maintained in U.S. dollars. The fair values of foreign securities, foreign cash and other assets and liabilities denominated in foreign currency are translated to U.S. dollars based on the current exchange rates at the end of each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. Unrealized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates are included in the net change in unrealized appreciation (depreciation) on foreign currency translation on the consolidated statements of operations. Net realized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to changes in foreign currency exchange rates are included in net realized gain (loss) on foreign currency transactions on the consolidated statements of operations. The portion of both realized and unrealized gains and losses on investments that result from changes in foreign currency exchange rates is not separately disclosed, but is included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments, respectively, on the consolidated statements of operations.

Forward Currency Exchange Contracts

        The Company may enter into forward currency exchange contracts to reduce the Company's exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. A forward currency exchange contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Company does not utilize hedge accounting and as such the Company recognizes the value of its derivatives at fair value on the consolidated statements of assets and liabilities with changes in the net unrealized appreciation (depreciation) on forward currency exchange contracts recorded on the consolidated statements of operations. Forward currency exchange contracts are valued using the prevailing forward currency exchange rate of the underlying currencies. Unrealized appreciation (depreciation) on forward currency exchange contracts are recorded on the consolidated statements of assets and liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Cash collateral maintained in accounts held by counterparties is included in collateral on forward currency exchange contracts on the consolidated statements of assets and liabilities. Notional amounts and the gross fair value of forward currency exchange contracts assets and liabilities are presented separately on the consolidated schedules of investments.

        Changes in net unrealized appreciation (depreciation) are recorded on the consolidated statements of operations in net change in unrealized appreciation (depreciation) on forward currency exchange contracts. Net realized gains and losses are recorded on the consolidated statements of operations in net realized gain (loss) on forward currency exchange contracts. Realized gains and losses on forward currency exchange contracts are determined using the difference between the fair market value of the forward currency exchange contract at the time it was opened and the fair market value at the time it

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 2. Summary of Significant Accounting Policies (Continued)

was closed or covered. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms.

Deferred Financing Costs and Debt Issuance Costs

        The Company records costs related to issuance of revolving debt obligations as deferred financing costs. These costs are deferred and amortized using the straight-line method over the stated maturity life of the obligation. The Company records costs related to the issuance of term debt obligations as debt issuance costs. These costs are deferred and amortized using the effective interest method. These costs are presented as a reduction to the outstanding principal amount of the term debt obligations on the consolidated statements of assets and liabilities.

Income Taxes

        The Company has elected to be treated for U.S. federal income tax purposes as a RIC under the Code. So long as the Company maintains its status as a RIC, it will generally not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually as dividends to its stockholders. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company's stockholders and will not be reflected in the consolidated financial statements of the Company.

        The Company intends to comply with the applicable provisions of the Code pertaining to RICs and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions paid to stockholders through December 31, 2019 may include return of capital, however, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until we file our tax return for the tax year ending December 31, 2019. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. BCSF I, LLC; BCSF II-C, LLC; BCSF CFSH, LLC; BCSF CFS, LLC, BCC Middle Market CLO 2018-1, LLC; and BCC Middle Market CLO 2019-1, LLC are disregarded entities for tax purposes and are consolidated with the tax return of the Company.

        The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes, if any, are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Management has analyzed the Company's tax positions, and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions on returns to be filed by the Company for all open tax years should be recorded. The Company identifies its major tax jurisdiction as the United States, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. As of December 31, 2019, the tax years that remain subject to examination are from 2016 forward.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 2. Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements

        In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement." ASU 2018-13 is part of the disclosure framework project and eliminates certain disclosure requirements for fair value measurements, requires entities to disclose new information, and modifies existing disclosure requirements. The new guidance is effective for fiscal years and interim periods beginning after December 15, 2019. Early adoption is permitted. The Company does not believe this change will have a material effect on its consolidated financial statements and disclosures.

Note 3. Investments

        The following table shows the composition of the investment portfolio, at amortized cost and fair value as of December 31, 2019 (with corresponding percentage of total portfolio investments):

	As of December 31, 2019
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
First Lien Senior Secured Loans	$2,167,932	85.4%	$2,165,844	85.7%
First Lien Last Out Loans	28,315	1.1	29,300	1.2
Second Lien Senior Secured Loans	187,565	7.4	175,670	7.0
Subordinated Debt	14,752	0.6	15,000	0.5
Corporate Bonds	22,412	0.9	17,508	0.7
Equity Interests	96,736	3.8	99,293	3.9
Preferred Equity	19,551	0.8	24,318	1.0
Warrants	—	0.0	122	0.0

Total	$2,537,263	100.0%	$2,527,055	100.0%

The following table shows the composition of the investment portfolio, at amortized cost and fair value as of December 31, 2018 (with corresponding percentage of total portfolio investments):

	As of December 31, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
First Lien Senior Secured Loans	$1,074,413	61.3%	$1,058,839	61.3%
First Lien Last Out Loans	27,325	1.5	27,488	1.6
Second Lien Senior Secured Loans	263,759	15.0	258,139	14.9
Subordinated Debt	39,711	2.3	39,625	2.3
Corporate Bonds	41,387	2.4	35,023	2.0
Investment Vehicles(1)	279,891	16.0	279,363	16.2
Equity Interests	24,078	1.4	26,522	1.5
Preferred Equity	2,553	0.1	2,807	0.2
Warrants	—	0.0	—	0.0

Total	$1,753,117	100.0%	$1,727,806	100.0%

(1)
Represents equity investment in ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value as of December 31, 2019 (with corresponding percentage of total portfolio investments):

	As of December 31, 2019
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
United States	$2,160,607	85.2%	$2,146,830	85.0%
United Kingdom	123,327	4.9	126,455	5.0
Cayman Islands	57,007	2.2	57,773	2.3
Luxembourg	45,622	1.8	45,461	1.8
Israel	36,193	1.4	36,175	1.4
Germany	25,142	1.0	26,113	1.0
Ireland	20,486	0.8	20,485	0.8
Sweden	18,357	0.7	16,996	0.7
Australia	14,006	0.6	14,050	0.6
France	13,098	0.5	13,076	0.5
Jersey	12,144	0.5	12,763	0.5
Netherlands	11,274	0.4	10,878	0.4

Total	$2,537,263	100.0%	$2,527,055	100.0%

        The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value as of December 31, 2018 (with corresponding percentage of total portfolio investments):

	As of December 31, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
United States(1)	$1,613,203	92.0%	$1,589,936	92.0%
United Kingdom	59,621	3.4	58,473	3.4
Ireland	22,770	1.3	23,414	1.4
Sweden	18,308	1.0	17,301	1.0
Norway	14,798	0.9	14,798	0.9
France	13,060	0.7	12,631	0.7
Netherlands	11,357	0.7	11,253	0.6

Total	$1,753,117	100.0%	$1,727,806	100.0%

(1)
Includes equity investment in ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2019 (with corresponding percentage of total portfolio investments):

	As of December 31, 2019
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
High Tech Industries	$356,086	14.0%	$356,073	14.1%
Aerospace & Defense	305,111	12.0	307,863	12.2
Healthcare & Pharmaceuticals	255,579	10.1	254,014	10.1
Consumer Goods: Non-Durable	195,602	7.7	196,653	7.8
Capital Equipment	183,618	7.2	186,913	7.4
Services: Business	165,286	6.5	165,862	6.5
Transportation: Cargo	116,074	4.6	116,237	4.6
Construction & Building	107,413	4.2	108,176	4.3
Wholesale	79,542	3.1	78,225	3.1
Energy: Oil & Gas	77,264	3.0	77,979	3.1
Automotive	66,522	2.6	67,374	2.7
Consumer Goods: Durable	63,712	2.5	63,394	2.5
Transportation: Consumer	62,473	2.5	61,662	2.3
Media: Advertising, Printing & Publishing	59,419	2.3	54,765	2.2
FIRE: Insurance(1)	52,367	2.1	54,086	2.1
Hotel, Gaming & Leisure	52,866	2.1	53,074	2.1
Media: Broadcasting & Subscription	43,165	1.7	44,247	1.8
Media: Diversified & Production	35,670	1.4	36,403	1.4
Retail	34,774	1.4	34,827	1.4
Chemicals, Plastics & Rubber	32,288	1.3	32,446	1.3
Services: Consumer	30,458	1.2	30,794	1.2
Banking	25,656	1.0	25,466	1.0
Energy: Electricity	22,172	0.9	22,134	0.9
Telecommunications	21,323	0.8	21,343	0.8
Beverage, Food & Tobacco	30,687	1.2	19,531	0.8
Environmental Industries	16,814	0.7	17,612	0.7
Containers, Packaging, & Glass	11,637	0.5	11,633	0.5
FIRE: Real Estate(1)	10,786	0.4	10,443	0.4
Forest Products & Paper	10,301	0.4	9,700	0.4
Utilities: Electric	12,598	0.6	8,126	0.3

Total	$2,537,263	100.0%	$2,527,055	100.0%

(1)
Finance, Insurance, and Real Estate ("FIRE").

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2018 (with corresponding percentage of total portfolio investments):

	As of December 31, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
Investment Vehicles(1)	$279,891	16.0%	$279,363	16.2%
High Tech Industries	205,845	11.7	202,999	11.7
Services: Business	137,816	7.9	135,398	7.8
Healthcare & Pharmaceuticals	127,105	7.3	125,745	7.3
Aerospace & Defense	120,070	6.8	121,411	7.0
Transportation: Cargo	85,198	4.9	83,513	4.8
Hotel, Gaming & Leisure	81,487	4.6	80,683	4.7
Consumer Goods: Non-Durable	73,809	4.2	71,439	4.1
Wholesale	64,530	3.7	63,053	3.6
Capital Equipment	44,054	2.5	42,796	2.5
Construction & Building	41,240	2.4	41,582	2.4
Retail	43,263	2.5	41,384	2.4
FIRE: Insurance(2)	43,287	2.5	41,106	2.4
Services: Consumer	41,328	2.4	41,023	2.4
Containers, Packaging & Glass	40,212	2.3	38,694	2.2
Beverage, Food & Tobacco	38,154	2.2	35,613	2.1
Energy: Oil & Gas	31,541	1.8	31,195	1.8
Media: Diversified & Production	30,364	1.7	30,491	1.8
Automotive	29,482	1.7	29,337	1.7
Energy: Electricity	22,368	1.3	22,283	1.3
Forest Products & Paper	22,515	1.3	21,903	1.3
Media: Broadcasting & Subscription	21,868	1.2	20,945	1.2
Media: Advertising, Printing & Publishing	19,635	1.1	19,731	1.1
Chemicals, Plastics & Rubber	19,147	1.1	19,511	1.1
Consumer Goods: Durable	17,098	0.9	17,248	1.0
Environmental Industries	16,489	0.9	16,482	1.0
Telecommunications	15,240	0.9	15,122	0.9
Banking	13,260	0.7	13,235	0.8
FIRE: Real Estate(2)	10,714	0.6	10,650	0.6
Utilities: Electric	12,483	0.7	10,311	0.6
FIRE: Finance(2)	3,624	0.2	3,560	0.2

Total	$1,753,117	100.0%	$1,727,806	100.0%

(1)
Represents equity investment in ABCS.

(2)
Finance, Insurance, and Real Estate ("FIRE").

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

Antares Bain Capital Complete Financing Solution

        Prior to April 30, 2019, the Company was party to a limited liability company agreement with Antares Midco Inc. ("Antares") pursuant to which it invested in ABC Complete Financing Solution LLC, which made investments through its subsidiary, Antares Bain Capital Complete Financing Solution LLC (together with ABC Complete Financing Solution LLC, "ABCS"). ABCS, an unconsolidated Delaware limited liability company, was formed on September 27, 2017 and commenced operations on November 29, 2017. ABCS' principal purpose was to make investments, primarily in senior secured unitranche loans. The Company recorded its investment in ABCS at fair value. Distributions of income received from ABCS, if any, were recorded as dividend income from controlled affiliate investments in the consolidated statements of operations. Distributions received from ABCS in excess of income earned at ABCS, if any, were recorded as a return of capital and reduced the amortized cost of controlled affiliate investments.

        The Company and Antares, as members of ABCS, agreed to contribute capital up to (subject to the terms of their agreement) $950.0 million in aggregate to purchase equity interests in ABCS, with the Company and Antares contributing up to $425.0 million and $525.0 million, respectively. Funding of such commitments generally required the consent of both Antares Credit Opportunities Manager LLC and the Advisor on behalf of Antares and the Company, respectively. ABCS was capitalized with capital contributions from its members on a pro-rata basis based on their maximum capital contributions as transactions were funded after they had been approved.

        Investment decisions of ABCS required the consent of both the Advisor and Antares Credit Opportunities Manager LLC, as representatives of the Company and Antares, respectively. Each of the Advisor and Antares sourced investments for ABCS.

        On April 30, 2019, the Company formed BCSF Complete Financing Solution Holdco, LLC ("BCSF CFSH, LLC") and BCSF Complete Financing Solution, LLC ("BCSF Unitranche" or "BCSF CFS, LLC"), wholly-owned, newly-formed, subsidiaries. The Company received its proportionate share of all assets which represented 44.737% of ABCS. The portfolio of investments that was distributed comprised of 25 senior secured unitranche loans with a fair value of $919.0 million and cash of $3.2 million. The Company also assumed the obligation to fund outstanding unfunded commitments of $31.4 million. In connection with the distribution, the Company recognized a realized gain of $0.3 million. The Company is no longer a member of ABCS. The assets we received from ABCS have been included in the Company's consolidated financial statements and notes thereto.

        In conjunction with the distribution from ABCS, on April 30, 2019, BCSF CFS, LLC entered into a loan and security agreement (the "JPM Credit Agreement" or the "JPM Credit Facility") as borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent, Securities Intermediary and Bank. On the date of the ABCS distribution, the Company had $577.5 million outstanding on the JPM Credit Facility. See Note 6 for additional information on the JPM Credit Facility.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

        Below is selected balance sheet information for ABCS as of December 31, 2018:

Selected Balance Sheet Information

As of December 31, 2018
Loans, net of allowance of $17,616(1)	$1,616,795
Cash, restricted cash and other assets	52,240

Total assets	$1,669,035

Debt(2)	$1,027,615
Other liabilities	30,762

Total liabilities	$1,058,377

Members' equity	610,658

Total liabilities and members' equity	$1,669,035

(1)
ABCS is not considered an investment company and does not follow the accounting and reporting guidelines in ASC 946. ABCS applies an allowance for loan loss methodology prescribed by FASB ASC 310, Receivables, and FASB ASC 450 Contingencies. The allowance for loan loss as of December 31, 2018 is a general allowance, there was no specific allowance for loan losses during the period. The Company estimates a fair value for each loan in the ABCS portfolio, which is presented in the Antares Bain Capital Complete Financing Solution schedule of investments below, which is an input to the Company's valuation of ABCS as a whole.

(2)
Net of $3.6 million deferred financing costs for the ABCS Facility, as of December 31, 2018.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

Selected Statement of Operations Information

        Below is selected statements of operations information for the years ended December 31, 2019, December 31, 2018 and for the period from November 29, 2017 through December 31, 2017:

	For the Year Ended	For the Year Ended	For the Period From November 29, 2017 through
	December 31, 2019(2)	December 31, 2018
			December 31, 2017
Interest income	$53,494	$104,548	$6,816
Fee income	217	1,201	19
Total revenues	53,711	105,749	6,835

Credit facility expenses(1)	22,008	45,635	3,192
Other fees and expenses	6,661	22,231	3,101

Total expenses	28,669	67,866	6,293

Net investment income	25,042	37,883	542
Net realized gains	—	—	—
Net change in unrealized appreciation (depreciation) on investments	—	—	—

Net increase in members' capital from operations	$25,042	$37,883	$542

(1)
As of December 31, 2018 and December 31 2017, the ABCS Facility had $1,031.2 million and $592.1 million of outstanding debt, respectively.

(2)
The ABCS distribution was effective April 30, 2019.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

ANTARES BAIN CAPITAL COMPLETE FINANCING SOLUTION
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2018

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Carrying Value	Fair Value(2)
Investments
Corporate Debt
Delayed Draw Term Loan
Chemicals, Plastics & Rubber
PRCC Holdings, Inc.	L+ 6.50%	9.02%	2/1/2021	$11,878	$11,878	$11,878

Total Chemicals, Plastics & Rubber					11,878	11,878
Consumer Goods: Non-Durable
Solaray, LLC	L+ 5.75%	8.49%	9/9/2023	$26,680	26,389	26,547
Solaray, LLC(3)	—	—	9/9/2023	$—	—	(33)

Total Consumer Goods: Non-Durable					26,389	26,514
FIRE: Insurance
Margaux Acquisition Inc.(3)	—	—	12/19/2024	$—	—	(417)

Total FIRE: Insurance					—	(417)
High Tech Industries
Element Buyer, Inc.(3)	—	—	7/19/2025	$—	—	(133)
Element Buyer, Inc.	L+ 5.25%	7.76%	7/19/2025	$7,600	7,473	7,543

Total High Tech Industries					7,473	7,410
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L+ 5.75%	8.27%	12/20/2022	$2,478	2,472	2,459
Ansira Holdings, Inc.(3)	—	—	12/20/2022	$—	—	(56)

Total Media: Advertising, Printing & Publishing					2,472	2,403
Services: Consumer
McKissock, LLC	L+ 5.75%	8.55%	8/5/2021	$2,605	2,583	2,605

Total Services: Consumer					2,583	2,605
Transportation: Consumer
Direct Travel, Inc.	L+ 6.50%	9.12%	12/1/2021	$1,672	1,669	1,672
Direct Travel, Inc.	—	—	12/1/2021	$—	—	—

Total Transportation: Consumer					1,669	1,672

Total Delayed Draw Term Loan					$52,464	$52,065

First lien senior secured loan
Aerospace & Defense
API Technologies Corp.	L+ 5.75%	8.27%	4/20/2024	$117,861	116,559	117,566

Total Aerospace & Defense					116,559	117,566
Capital Equipment
Tidel Engineering, L.P.	L+ 6.25%	9.05%	3/1/2024	$86,442	86,415	86,442

Total Capital Equipment					86,415	86,442
Chemicals, Plastics & Rubber
AP Plastics Group, LLC	L+ 5.25%	7.60%	8/1/2022	$48,398	48,348	47,914
PRCC Holdings, Inc.	L+ 6.50%	9.02%	2/1/2021	$73,813	73,813	73,813

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Carrying Value	Fair Value(2)
Total Chemicals, Plastics & Rubber					122,161	121,727
Construction & Building
Profile Products LLC	L+ 5.75%	8.54%	12/20/2024	$78,832	77,614	77,256

Total Construction & Building					77,614	77,256
Consumer Goods: Durable
Home Franchise Concepts, Inc.	L+ 5.00%	7.43%	7/9/2024	$69,091	68,773	68,400
Stanton Carpet Corp.(7)	L+ 5.50%	8.04%	11/21/2022	$60,231	60,179	59,629

Total Consumer Goods: Durable					128,952	128,029
Consumer Goods: Non-Durable
Solaray, LLC	L+ 5.75%	8.49%	9/9/2023	$96,230	95,175	95,749

Total Consumer Goods: Non-Durable					95,175	95,749
Energy: Oil & Gas
Amspec Services, Inc.	L+ 5.75%	8.55%	7/2/2024	$90,025	88,986	86,874

Total Energy: Oil & Gas					88,986	86,874
FIRE: Insurance
Margaux Acquisition Inc.	L+ 6.00%	8.80%	12/19/2024	$65,125	63,766	63,822
Margaux UK Finance Limited	GBP LIBOR+ 6.00%	7.00%	12/19/2024	£17,356	21,651	21,665

Total FIRE: Insurance					85,417	85,487
High Tech Industries
Caliper Software, Inc.	L+ 5.50%	8.02%	11/28/2025	$68,182	67,509	67,159
Element Buyer, Inc.	L+ 5.25%	7.78%	7/19/2025	$85,287	83,863	84,647

Total High Tech Industries					151,372	151,806
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L+ 5.75%	8.27%	12/20/2022	$81,011	80,874	80,404
Cruz Bay Publishing, Inc.(5)	L+ 5.75%	8.30%	6/6/2019	$11,418	11,418	11,418
Cruz Bay Publishing, Inc.(6)	L+ 6.75%	9.57%	6/6/2019	$3,813	3,813	3,813

Total Media: Advertising, Printing & Publishing					96,105	95,635
Media: Diversified & Production
Efficient Collaborative Retail Marketing Company, LLC	L+ 6.75%	9.55%	6/15/2022	$22,800	22,722	22,572
Efficient Collaborative Retail Marketing Company, LLC	L+ 6.75%	9.56%	6/15/2022	$33,741	33,241	33,404

Total Media: Diversified & Production					55,963	55,976
Retail
Batteries Plus Holding Corporation	L+ 6.75%	9.27%	7/6/2022	$68,156	68,156	68,156

Total Retail					68,156	68,156
Services: Business
TEI Holdings Inc.	L+ 6.00%	8.80%	12/20/2023	$118,589	117,726	117,403

Total Services: Business					117,726	117,403
Services: Consumer
McKissock, LLC	L+ 5.75%	8.55%	8/5/2021	$8,071	8,004	8,071
McKissock, LLC	L+ 5.75%	8.55%	8/5/2021	$42,144	41,792	42,460

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 3. Investments (Continued)

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Carrying Value	Fair Value(2)
Total Services: Consumer					49,796	50,531
Transportation: Consumer
Direct Travel, Inc.	L+ 6.50%	9.30%	12/1/2021	$112,153	111,789	112,153

Total Transportation: Consumer					111,789	112,153
Wholesale
Abracon Group Holding, LLC.(4)	L+ 5.75%	8.56%	7/18/2024	$81,497	80,367	80,682
Aramsco, Inc.	L+ 5.25%	7.77%	8/28/2024	$50,343	49,394	48,958

Total Wholesale					129,761	129,640

Total First Lien Senior Secured					$1,581,947	$1,580,430

Total Corporate Debt					$1,634,411	$1,632,495

Total Investments					$1,634,411	$1,632,495

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L") which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR and the current weighted average interest rate in effect at December 31, 2018. Certain investments are subject to a LIBOR interest rate floor.

(2)
Fair Value determined by the Advisor.

(3)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

(4)
$204 of the total par amount for this security is at P + 4.75%.

(5)
$158 of the total par amount for this security is at P + 4.75%.

(6)
$53 of the total par amount for this security is at P + 5.75%.

(7)
$391 of the total par amount for this security is at P + 4.50%.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 4. Fair Value Measurements

Fair Value Disclosures

        The following table presents fair value measurements of investments, by major class, cash equivalents and derivatives as of December 31, 2019, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
First Lien Senior Secured Loans	$—	$176,223	$1,989,621	$2,165,844
First Lien Last Out Loans	—	—	29,300	29,300
Second Lien Senior Secured Loans	—	51,643	124,027	175,670
Subordinated Debt	—	—	15,000	15,000
Corporate Bonds	—	17,508	—	17,508
Equity Interests	—	—	99,293	99,293
Preferred Equity	—	—	24,318	24,318
Warrants	—	—	122	122

Total Investments	$—	$245,374	$2,281,681	$2,527,055

Cash equivalents	$66,965	$—	$—	$66,965

Forward currency exchange contracts (asset)	$—	$1,034	$—	$1,034

Forward currency exchange contracts (liability)	$—	$1,252	$—	$1,252

        The following table presents fair value measurements of investments, by major class, cash equivalents and derivatives as of December 31, 2018, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
First Lien Senior Secured Loans	$—	$619,352	$439,487	$1,058,839
First Lien Last Out Loans	—	—	27,487	27,487
Second Lien Senior Secured Loans	—	112,586	145,555	258,141
Subordinated Debt	—	—	39,625	39,625
Corporate Bonds	—	35,023	—	35,023
Investment Vehicles(1)	—	—	279,363	279,363
Equity Interests	—	—	26,521	26,521
Preferred Equity	—	—	2,807	2,807
Warrants	—	—	—	—

Total Investments	$—	$766,961	$960,845	$1,727,806

Cash equivalents	$877	$—	$—	$877

Forward currency exchange contracts (asset)	$—	$9,322	$—	$9,322

(1)
Represents equity investment in ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 4. Fair Value Measurements (Continued)

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2019:

	First Lien Senior Secured Loans	First Lien Last Out Loans	Second Lien Senior Secured Loans	Subordinated Debt	Investment Vehicles	Equity Interest	Preferred Equity	Warrants	Total Investments
Balance as of January 1, 2019	$439,487	$27,487	$145,555	$39,625	$279,363	$26,521	$2,807	$—	$960,845
Purchases of investments and other adjustments to cost	987,615	1,137	50,795	—	64,741	73,279	17,860	—	1,195,427
Distribution to Company from ABCS	918,870	—	—	—	(346,329)	—	—	—	572,541
Paid-in-kind interest	55	329	—	—	—	—	15	—	399
Net accretion of discounts (amortization of premiums)	2,875	101	285	41	—	—	—	—	3,302
Proceeds from principal repayments and sales of investments	(410,882)	(575)	(62,244)	(25,000)	1,432	(814)	(878)	—	(498,961)
Net change in unrealized appreciation (depreciation) on investments	7,187	822	584	334	528	112	4,514	122	14,203
Net realized gains (losses) on investments	49	(1)	280	—	265	195	—	—	788
Transfers out of Level 3	(72,845)	—	(17,384)	—	—	—	—	—	(90,229)
Transfers to Level 3	117,210	—	6,156	—	—	—	—	—	123,366

Balance as of December 31, 2019	$1,989,621	$29,300	$124,027	$15,000	$—	$99,293	$24,318	$122	$2,281,681

Change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2019	$6,387	$822	$60	$334	$—	$238	$4,510	$122	$12,473

        Transfers between levels, if any, are recognized at the beginning of the quarter in which transfers occur. For the year ended December 31, 2019, transfers from Level 2 to Level 3 were primarily due to decreased price transparency. For the year ended December 31, 2019, transfers from Level 3 to Level 2 were primarily due to increased price transparency.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 4. Fair Value Measurements (Continued)

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2018:

	First Lien Senior Secured Loans	First Lien Last Out Loans	Second Lien Senior Secured Loans	Subordinated Debt	Investment Vehicles(1)	Equity Interest	Preferred Equity	Total Investments
Balance as of January 1, 2018	$215,339	$30,516	$84,722	$—	$178,410	$9,763	$1,964	$520,714
Purchases of investments and other adjustments to cost	340,358	1,179	83,801	39,700	103,149	16,350	600	585,137
Net accretion of discounts (amortization of premiums)	808	82	169	11	—	—	—	1,070
Proceeds from principal repayments and sales of investments	(122,601)	(3,305)	(18,763)	—	(1,310)	(2,753)	—	(148,732)
Net change in unrealized appreciation (depreciation) on investments	(5,695)	(1,024)	(4,419)	(86)	(886)	1,908	243	(9,959)
Net realized gains on investments	229	39	45	—	—	1,253	—	1,566
Transfers out of Level 3	(5,283)	—	—	—	—	—	—	(5,283)
Transfers to Level 3	16,332	—	—	—	—	—	—	16,332

Balance as of December 31, 2018	$439,487	$27,487	$145,555	$39,625	$279,363	$26,521	$2,807	$960,845

Change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2018	$(5,014)	$(1,024)	$(4,040)	$(86)	$(886)	$1,908	$243	$(8,899)

(1)
Represents equity investment in ABCS.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which transfers occur. For the year ended December 31, 2018, transfers from Level 2 to Level 3 were primarily due to decreased price transparency. For the year ended December 31, 2018, the transfer from Level 3 to Level 2 was primarily due to increased price transparency.

Significant Unobservable Inputs

        ASC 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 4. Fair Value Measurements (Continued)

reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner.

	As of December 31, 2019
	Fair Value of Level 3 Assets(1)	Valuation Technique	Significant Unobservable Inputs	Range of Significant Unobservable Inputs (Weighted Average(2))
First Lien Senior Secured Loans	$1,475,477	Discounted Cash Flows	Comparative Yields	4.4%-15.8% (7.7%)
First Lien Senior Secured Loans	6,363	Discounted Cash Flows	Discount Rate	10.0%-10.0% (10.0%)
First Lien Senior Secured Loans	23,181	Collateral Analysis	Recovery Rate	100%
First Lien Last Out	29,300	Discounted Cash Flows	Comparative Yields	7.1%-12.5% (10.3%)
Second Lien Senior Secured Loans	115,014	Discounted Cash Flows	Comparative Yields	6.1%-17.0% (10.4%)
Subordinated Debt	15,000	Discounted Cash Flows	Comparative Yields	15.3%
Equity Interest	21,495	Comparable Company Multiple	EBITDA Multiple	6.8x-17.5x (9.8x)
Equity Interest	24,514	Discounted Cash Flows	Discount Rate	10.0%-18.8% (13.4%)
Preferred Equity	23,116	Comparable Company Multiple	EBITDA Multiple	7.3x-12.5x (11.0x)
Warrants	122	Comparable Company Multiple	EBITDA Multiple	7.3x

Total investments	$1,733,582

(1)
Included within the Level 3 assets of $2,281,681 is an amount of $548,099 for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples include single source quotation and prior or pending transactions).

(2)
Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

        The Company used the income approach and market approach to determine the fair value of certain Level 3 assets as of December 31, 2019. The significant unobservable inputs used in the income approach are the comparative yield and discount rate. The comparative yield and discount rate are used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value. The significant unobservable inputs used in the market approach is the comparable company multiple and the recovery rate. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in an increase/decrease, respectively, in the fair value. The recovery rate represents the extent to which proceeds can be recovered. An increase/decrease in the recovery rate would result in an increase/decrease, respectively, in the fair value.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 4. Fair Value Measurements (Continued)

        The valuation techniques and significant unobservable inputs used in Level 3 fair value measurements of assets as of December 31, 2018 were as follows:

	As of December 31, 2018
	Fair Value of Level 3 Assets(1)	Valuation Technique	Significant Unobservable Inputs	Range of Significant Unobservable Inputs (Weighted Average(2))
First Lien Senior Secured Loans	$248,967	Discounted Cash Flows	Comparative Yields	5.4%-12.8% (8.1%)
First Lien Senior Secured Loans	4,163	Comparable Company Multiple	Book Value Multiple	1x-1x (1x)
First Lien Senior Secured Loans	11,500	Collateral Analysis	Recovery Rate	100%
First Lien Last Out Loans	27,454	Discounted Cash Flows	Comparative Yields	8.6%-14.5% (12.1%)
Second Lien Senior Secured Loans	85,980	Discounted Cash Flows	Comparative Yields	6.6%-14.5% (10.6%)
Subordinated Debt	39,625	Discounted Cash Flows	Comparative Yields	10.0%-16.2% (12.3%)
Investment Vehicles(3)	279,363	Other	—	—
Equity Interest	3,000	Comparable Company Multiple	EBITDA Multiple	13.3x-13.5x (13.4x)
Equity Interest	14,723	Comparable Company Multiple	Book Value Multiple	1x-1x (1x)
Preferred Equity	2,207	Comparable Company Multiple	EBITDA Multiple	10.5x-10.5x (10.5x)

Total investments	$716,982

(1)
Included within the Level 3 assets of $960,846 is an amount of $243,864 for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples include single source quotation and prior or pending transactions).

(2)
Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

(3)
Represents equity investment in ABCS. The Company determines the fair value of its investment in ABCS giving consideration to the assets and liabilities of ABCS, at fair value, including consideration of any necessary adjustments. The fair value of the loans held by ABCS were determined based upon recent transactions or the use of discounted cash flows, with comparative yields ranging from 7.7% to 10.9% and a weighted average of 8.9%. The carrying value of the ABCS Facility approximates fair value.

        The Company used the income approach and market approach to determine the fair value of certain Level 3 assets as of December 31, 2018. The significant unobservable input used in the income approach is the comparative yield. The comparative yield is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield would result in a decrease/increase, respectively, in the fair value. The significant unobservable input used in the market approach is the comparable company multiple. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in an increase/decrease, respectively, in the fair value.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 4. Fair Value Measurements (Continued)

        The fair value of the BCSF Revolving Credit Facility (as defined in Note 6), which is categorized as Level 3 within the fair value hierarchy as of December 31, 2019 and December 31, 2018, approximates the carrying value of such facility. The fair values of the 2018-1 Notes (as defined in Note 6), which are categorized as Level 3 within the fair value hierarchy as of December 31, 2019, and December 31, 2018, approximate the carrying value of such facilities. The fair value of the JPM Credit Facility (as defined in Note 6), which is categorized as Level 3 within the fair value hierarchy as of December 31, 2019, approximates the carrying value of such facility. The fair values of the 2019-1 Debt (as defined in Note 6), which are categorized as Level 3 within the fair value hierarchy as of December 31, 2019, approximate the carrying value of such facilities.

Note 5. Related Party Transactions

Investment Advisory Agreement

        The Company has entered into the first amended and restated investment advisory agreement as of November 14, 2018 (the "Investment Advisory Agreement") with the Advisor, pursuant to which the Advisor manages the Company's investment program and related activities. On November 28, 2018, the Board, including a majority of the Independent Directors, approved a second amended and restated advisory agreement (the "Amended Advisory Agreement") between the Company and BCSF Advisors, LP ("the Advisor"). On February 1, 2019, Shareholders approved the Amended Advisory Agreement which replaced the existing Investment Advisory Agreement.

Base Management Fee

        The Company pays the Advisor a base management fee (the "Base Management Fee"), accrued and payable quarterly in arrears. The Base Management Fee is calculated at an annual rate of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters (and, in the case of our first quarter, our gross assets as of such quarter-end). Such amount shall be appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuance or repurchases by the Company during a calendar quarter. The Base Management Fee for any partial quarter will be appropriately prorated. Effective February 1, 2019, the base management fee has been revised to a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company's asset coverage ratio below 200%.

        The Advisor, however, contractually waived its right to receive the Base Management Fee in excess of 0.75% of the aggregate gross assets excluding cash (including capital drawn to pay the Company's expenses) during any period prior to the IPO. Additionally, for the period from the date of the IPO through December 31, 2018, the Advisor voluntarily waived its right to receive the Base Management

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 5. Related Party Transactions (Continued)

Fee in excess of 0.75%. The Advisor was not permitted to recoup any waived amounts. In certain previous filings, management fees were presented on a net basis.

        For the years ended December 31, 2019, 2018, and 2017 Management fees were $32.7 million, $17.5 million, and $5.9 million, respectively. For the year ended December 31, 2019, $0.0 million was contractually waived and $8.2 million was voluntarily waived. For the year ended December 31, 2018, $7.3 million was contractually waived and $1.5 million was voluntarily waived. For the year ended December 31, 2017, $2.9 million was contractually waived.

        As of December 31, 2019 and December 31, 2018, $7.3 million and $3.0 million remained payable, respectively.

Incentive Fee

        For the years ended December 31, 2019, 2018 and 2017, the incentive fee consists of two parts that are determined independently of each other such that one component may be payable even if the other is not.

        The first part, the Incentive Fee based on income (the "Income Fee"), is calculated and payable quarterly in arrears as detailed below.

        The second part, the capital gains incentive fee, is determined and payable in arrears as detailed below.

Incentive Fee on Pre-Incentive Fee Net Investment Income

        Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the Base Management Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, original issue discount ("OID"), debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

        Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the Hurdle rate for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 5. Related Party Transactions (Continued)

        Prior to the calendar quarter that commenced on January 1, 2019 the incentive on income was calculated as follows:

  (i)
  15.0% of the pre-incentive fee net investment income for the current quarter prior to the IPO; or

  (ii)
  17.5% of the pre-incentive fee net income for the current quarter after the IPO; and

  (i)
  15.0% of all remaining pre-incentive fee net investment income above the "catch-up" prior to the IPO, or

  (ii)
  17.5% of all remaining pre-incentive fee net investment income above the "catch-up" after the IPO.

        Beginning with the calendar quarter that commenced on January 1, 2019, the incentive fee based on income is calculated and payable quarterly in arrears based on the aggregate pre-incentive fee net investment income in respect of the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commenced on January 1, 2019 (or the appropriate portion thereof in the case of any of the Company's first eleven calendar quarters that commence on or after January 1, 2019) (in either case, the "Trailing Twelve Quarters"). This calculation is referred to as the "Three-Year Lookback."

        With respect to any calendar quarter that commences on or after January 1, 2019, pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters is compared to a "Hurdle Amount" equal to the product of (i) the hurdle rate of 1.5% per quarter (6% annualized) and (ii) the sum of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Hurdle Amount will be calculated after making appropriate adjustments to our NAV at the beginning of each applicable calendar quarter for our subscriptions (which shall include all issuances by us of shares of our Common Stock, including issuances pursuant to the Company's dividend reinvestment plan) and distributions during the applicable calendar quarter.

        Commencing on January 1, 2019, the quarterly incentive fee based on income is calculated, subject to the Incentive Fee Cap (as defined below), based on the amount by which (A) aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters exceeds (B) the Hurdle Amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the "Excess Income Amount." The incentive fee based on income that is paid to the Advisor in respect of a particular calendar quarter will equal the Excess Income Amount less the aggregate incentive fees based on income that were paid to the Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

        The incentive fee based on income for each calendar quarter is determined as follows:

  (i)
  No incentive fee based on income is payable to the Advisor for any calendar quarter for which there is no Excess Income Amount;

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 5. Related Party Transactions (Continued)

  (ii)
  100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which the Company refers to as the "Catch-up Amount," determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and

  (iii)
  17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

Incentive Fee Cap

        With respect to any calendar quarter that commences on or after January 1, 2019, the incentive fee based on income is subject to a cap (the "Incentive Fee Cap"). The Incentive Fee Cap in respect of any calendar quarter is an amount equal to 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters less the aggregate incentive fees based on income that were paid to the Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

        "Cumulative Net Return" during the relevant Trailing Twelve Quarters means (x) the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters less (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on income to the Advisor in respect of that quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on income that is payable to the Advisor for such quarter calculated as described above, the Company will pay an incentive fee based on income to the Advisor equal to the Incentive Fee Cap in respect of such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on income that is payable to the Advisor for such quarter calculated as described above, the Company will pay an incentive fee based on income to the Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

        "Net Capital Loss" in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.

        For the years ended December 31, 2019 and 2018 the Company incurred $17.4 million and $9.7 million, respectively, of income incentive fees (before waivers), which are included in incentive fees on the consolidated statements of operations. The Advisor has voluntarily waived $2.7 million and $1.9 million of the income incentive fees earned by the Advisor during the years ended December 31, 2019 and 2018, respectively. Such income incentive fee waiver is irrevocable and such waived income incentive fees will not be subject to recoupment in future periods. This income incentive fee waiver does not impact any income incentive fees earned by the Advisor in future periods.

        As a result of the income incentive fee waivers, the Company incurred $14.7 million and $7.8 million of income incentive fees (after waivers) for the years ended December 31, 2019 and 2018, respectively. The Company did not incur income incentive fees for the year ended December 31, 2017.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 5. Related Party Transactions (Continued)

        As of December 31, 2019 and December 31, 2018, there was $4.5 million and $3.3 million, respectively, related to the income incentive fee accrued in incentive fee payable on the consolidated statements of assets and liabilities.

        On October 11, 2018, the Board approved, subject to completion of the IPO, the Investment Advisory Agreement. Beginning with the calendar quarter that commenced on January 1, 2019, this Investment Advisory Agreement incorporates (i) a three-year lookback provision and (ii) a cap on quarterly income incentive fee payments based on net realized or unrealized capital loss, if any, during the applicable three-year lookback period. The Amended Advisory Agreement approved by Stockholders on February 1, 2019 contains the same provisions.

Annual Incentive Fee Based on Capital Gains

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), and equals (i) 15% of our realized capital gains as of the end of the fiscal year prior to the IPO, and (ii) 17.5% of our realized capital gains as of the end of the fiscal year after the IPO. In determining the capital gains incentive fee payable to the Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will equal 15% before the IPO or 17.5% after the IPO, as applicable, of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

        Because the IPO occurred on a date other than the first day of a fiscal year, a capital gains incentive fee was calculated as of the day before the IPO, with such capital gains incentive fee paid to the Advisor following the end of the fiscal year in which the IPO occurred. For the avoidance of doubt, such capital gains incentive fee was equal to 15% of the Company's realized capital gains on a cumulative basis from inception through the day before the IPO, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Following the IPO, solely for the purposes of calculating the capital gains incentive fee, the Company will be deemed to have previously paid capital gains incentive fees prior to the IPO equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to the IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15%. In the event that the Investment Advisory Agreement shall

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 5. Related Party Transactions (Continued)

terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

        There was no capital gains incentive fee payable to the Advisor under the Amended Advisory Agreement as of December 31, 2019 and December 31, 2018.

        US GAAP requires that the incentive fee accrual consider the cumulative aggregate unrealized capital appreciation of investments or other financial instruments in the calculation, as an incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Amended Advisory Agreement ("GAAP Incentive Fee"). There can be no assurance that such unrealized appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the Amended Advisory Agreement, and may never be paid based upon the computation of incentive fees in subsequent period.

        For the year ended December 31, 2019, the Company accrued $0.0 million of incentive fees related to the GAAP Incentive Fee, which is included in incentive fees on the consolidated statements of operations. For the year ended December 31, 2018 there was a reduction of $1.0 million of incentive fees related to the GAAP Incentive Fee which is included in incentive fee on the consolidated statements of operations. For the year ended December 31, 2017, the Company accrued $0.8 million of incentive fees related to the GAAP Incentive Fee which is included in incentive fee on the consolidated statements of operations. As of December 31, 2019 and December 31, 2018, there was $0.0 million and $0.0 million related to the GAAP Incentive Fee accrued in incentive fee payable on the consolidated statements of assets and liabilities.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with the advisor (in such capacity, the "Administrator"), pursuant to which the Administrator will provide the administrative services necessary for us to operate, and the Company will utilize the Administrator's office facilities, equipment and recordkeeping services. Pursuant to the Administration Agreement, the Administrator has agreed to oversee our public reporting requirements and tax reporting and monitor our expenses and the performance of professional services rendered to us by others. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. The Company will reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including certain compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. Our allocable portion of overhead will be determined by the Administrator, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to the business and affairs of the Company, and will be subject to oversight by the Board. The Company incurred expenses related to the Administrator of $0.8 million, $0.0 million and $0.0 million for the years ended December 31, 2019, 2018 and 2017, respectively, which is included in other general and administrative expenses on the consolidated statements of operations. As of

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 5. Related Party Transactions (Continued)

December 31, 2019, and December 31, 2018, respectively, there were no outstanding expenses related to the Administrator that were payable and included in "accounts payable and accrued expenses" in the consolidated statements of assets and liabilities. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. The Company incurred expenses related to the sub-administrator of $0.6 million, $0.8 million and 0.5 million for the years ended December 31, 2019, 2018 and 2017, respectively, which is included in other general and administrative expenses on the consolidated statements of operations. The Administrator will not seek reimbursement in the event that any such reimbursements would cause any distributions to our stockholders to constitute a return of capital. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and the Company will reimburse the expenses of these parties incurred and paid by the Advisor on our behalf.

Resource Sharing Agreement

        The Company's investment activities are managed by the Advisor, an investment adviser that is registered with the SEC under the Advisers Act. The Advisor is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

        The Advisor has entered into a Resource Sharing Agreement (the "Resource Sharing Agreement") with Bain Capital Credit, LP ("Bain Capital Credit"), pursuant to which Bain Capital Credit provides the Advisor with experienced investment professionals (including the members of the Advisor's Credit Committee) and access to the resources of Bain Capital Credit so as to enable the Advisor to fulfill its obligations under the Amended Advisory Agreement. Through the Resource Sharing Agreement, the Advisor intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Bain Capital Credit's investment professionals. There can be no assurance that Bain Capital Credit will perform its obligations under the Resource Sharing Agreement. The Resource Sharing Agreement may be terminated by either party on 60 days' notice, which if terminated may have a material adverse consequence on the Company's operations.

Co-investments

        The Company will invest alongside our affiliates, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments will be made only in accordance with the terms of the exemptive order the Company received from the SEC initially on August 23, 2016, as amended on March 23, 2018 (the "Order"). Under the terms of the Order, a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of our or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board's approved criteria. In certain situations where co-investment with one or more funds managed by the Advisor or its affiliates is not covered by the Order, the personnel of the Advisor or its affiliates will

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 5. Related Party Transactions (Continued)

need to decide which funds will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations.

Related Party Commitments

        Prior to the IPO, the Advisor made commitments of $10.8 million to the Company as of December 31, 2018, of which $7.8 million had been called by the Company as of December 31, 2018. As of December 31, 2019 and December 31, 2018, the Advisor held 389,695.20 and 389,476.18 shares of the Company's common stock, respectively. An affiliate of the Advisor is the investment manager to certain pooled investment vehicles which are investors in the Company. Collectively, these investors had made commitments to the Company of $555.3 million as of December 31, 2018 of which $388.7 million, had been called by the Company. These investors held 9,539,043.66 and 19,306,284.66 shares of the Company at December 31, 2019 and December 31, 2018, respectively.

        All outstanding commitments were cancelled due the completion of the IPO on November 15, 2018.

Controlled Affiliate Investments

        Transactions during the year ended December 31, 2019 in which the issuer was either a non-controlled Affiliated Person, as defined in the 1940 Act or an Affiliated Person that the Company is deemed to Control were as follows:

Portfolio Company	Principal/ Par Amount	Fair Value as of December 31, 2018	Gross Addition	Gross Reductions	Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Fair Value as of December 31, 2019	Dividend and Interest Income	Other Income
Non-Controlled/affiliate investment
ADT Pizza, LLC, Equity Interest(1)	$6,720	$6,720	$—	$—	$—	$—	$6,720	$—	$—

Total Non-Controlled/affiliate investment	$6,720	$6,720	$—	$—	$—	$—	$6,720	$—	$—

Controlled affiliate investment
ACC Holdco, LLC, Preferred Equity	$10,828	$—	$11,707	$(882)	$3	$—	$10,828	$955	$4
Air Comm Corporation LLC, First Lien Senior Secured Loan	27,298	—	26,653	(137)	645	—	27,161	1,266	—
Antares Bain Capital Complete Financing Solution LLC, Investment Vehicle	—	279,363	1,432	(281,589)	529	265	—	13,875	—
BCC Jetstream Holdings Aviation (On II), LLC, Equity Interest	1,116	1,243	384	—	242	—	1,869	107	—
BCC Jetstream Holdings Aviation (On II), LLC, First Lien Senior Secured Loan	6,363	4,163	2,219	(19)	—	—	6,363	543	—
BCC Jetstream Holdings Aviation (Off I), LLC, Equity Interest	11,863	13,479	—	—	(388)	—	13,091	1,115	—
Gale Aviation (Offshore) Co, Equity Interest	57,007	—	57,626	(617)	764	—	57,773	627	—

Total Controlled affiliate investment	$114,475	$298,248	$100,021	$(283,244)	$1,795	$265	$117,085	$18,488	$4

Total	$121,195	$304,968	$100,021	$(283,244)	$1,795	$265	$123,805	$18,488	$4

(1)
Non-income producing.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 5. Related Party Transactions (Continued)

        Transactions during the year ended December 31, 2018 in which the issuer was either a non-controlled Affiliated Person, as defined in the 1940 Act or an Affiliated Person that the Company is deemed to Control were as follows:

Portfolio Company	Principal/ Par Amount	Fair Value as of December 31, 2017	Gross Addition	Gross Reductions	Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Fair Value as of December 31, 2018	Dividend and Interest Income	Other Income
Non-Controlled/affiliate investment
ADT Pizza, LLC, Equity Interest(1)	$6,720	$—	$6,720	$—	$—	$—	$6,720	$—	$—

Total Non-Controlled/affiliate investment	$6,720	$—	$6,720	$—	$—	$—	$6,720	$—	$—

Controlled affiliate investment
Antares Bain Capital Complete Financing Solution LLC, Investment Vehicle	$279,891	$178,410	$103,148	$(1,310)	$(885)	$—	$279,363	$24,492	$—
BCC Jetstream Holdings Aviation (On II), LLC, Unfunded Commitment(1)	—	—	—	—	—	—	—	—	—
BCC Jetstream Holdings Aviation (On II), LLC, Equity Interest	731	424	407	—	412	—	1,243	30	—
BCC Jetstream Holdings Aviation (On II), LLC, First Lien Senior Secured Loan	4,163	1,837	2,326	—	—	—	4,163	312	—
BCC Jetstream Holdings Aviation (Off I), LLC, Equity Interest	11,863	7,839	4,459	—	1,181	—	13,479	866	—

Total Controlled affiliate investment	$296,648	$188,510	$110,340	$(1,310)	$708	$—	$298,248	$25,700	$—

Total	$303,368	$188,510	$117,060	$(1,310)	$708	$—	$304,968	$25,700	$—

(1)
Non-income producing.

Note 6. Debt

        In accordance with applicable SEC staff guidance and interpretations, as a BDC, with certain exceptions, effective February 2, 2019, the Company is permitted to borrow amounts such that its asset coverage ratio is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. As of December 31, 2019 and December 31, 2018, the Company's asset coverage ratio based on aggregated borrowings outstanding was 164% and 257%, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

        The Company's outstanding borrowings as of December 31, 2019 and December 31, 2018 were as follows:

	As of December 31, 2019			As of December 31, 2018
	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value(1)	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value(1)
BCSF Revolving Credit Facility	$500,000	$268,015	$268,015	$500,000	$271,265	$271,265
2018-1 Notes	365,700	365,700	363,832	365,700	365,700	363,660
JPM Credit Facility	666,581	546,754	546,754	—	—	—
2019-1 Debt	398,750	398,750	396,034	—	—	—

Total Debt	$1,931,031	$1,579,219	$1,574,635	$865,700	$636,965	$634,925

(1)
Carrying value represents aggregate principal amount outstanding less unamortized debt issuance costs

        The combined weighted average interest rate (excluding deferred upfront financing costs and unused fees) of the aggregate borrowings outstanding for the years ended December 31, 2019 and year ended December 31, 2018 were 4.7% and 4.3%, respectively.

        The following table shows the contractual maturities of our debt obligations as of December 31, 2019:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
BCSF Revolving Credit Facility	$268,015	$—	$268,015	$—	$—
2018-1 Notes	365,700	—	—	—	365,700
JPM Credit Facility	546,754	—	546,754	—	—
2019-1 Debt	398,750	—	—	—	398,750

Total Debt Obligations	$1,579,219	$—	$814,769	$—	$764,450

SMBC Revolving Credit Agreement

        On November 21, 2018, the SMBC Revolving Credit Facility was terminated. The proceeds from the initial public offering on November 15, 2018, were used to repay the total outstanding debt.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

        For the years ended December 31, 2019, 2018 and 2017, the components of interest expense related to the SMBC Revolving Credit Facility were as follows:

	For the Year Ended December 31,
	2019	2018	2017
Borrowing interest expense	$—	$3,334	$673
Unused facility fee	—	22	254
Amortization of deferred financing costs and upfront commitment fees	—	723	366

Total interest and debt financing expenses	$—	$4,079	$1,293

BCSF Revolving Credit Facility

        On October 4, 2017, we entered into the revolving credit agreement (the "BCSF Revolving Credit Facility") with us, as equity holder, BCSF I, LLC, a Delaware limited liability company and a wholly owned and consolidated subsidiary of the Company, as borrower, and Goldman Sachs Bank USA, as sole lead arranger ("Goldman Sachs"). The BCSF Revolving Credit Facility was subsequently amended on May 15, 2018 to reflect certain clarifications regarding margin requirements and hedging currencies. The maximum commitment amount under the BCSF Revolving Credit Facility is $500.0 million and may be increased up to $750.0 million. Proceeds of the loans under the BCSF Revolving Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the BCSF Revolving Credit Facility. The BCSF Revolving Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        Assets that are pledged as collateral for the BCSF Revolving Credit Facility are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the BCSF Revolving Credit Facility.

        Borrowings under the BCSF Revolving Credit Facility bear interest at LIBOR plus a margin. As of December 31, 2019 and December 31, 2018, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 2.50%. We pay an unused commitment fee of 30 basis points (0.30%) per annum. Interest is payable quarterly in arrears. Any amounts borrowed under the BCSF Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earlier of: (a) October 5, 2022 and (b) the date upon which all loans shall become due and payable in full, whether by acceleration or otherwise.

        As of December 31, 2019 and December 31, 2018 there were $268.0 million and $271.3 million borrowings under the BCSF Revolving Credit Facility, respectively and we were in compliance with the terms of the BCSF Revolving Credit Facility.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

        For the years ended December 31, 2019, 2018 and 2017, the components of interest expense related to the BCSF Revolving Credit Facility were as follows:

	For the Year Ended December 31,
	2019	2018	2017
Borrowing interest expense	$17,566	$13,975	$1,705
Unused facility fee	456	624	241
Amortization of deferred financing costs and upfront commitment fees	1,067	1,068	376

Total interest and debt financing expenses	$19,089	$15,667	$2,322

2018-1 Notes

        On September 28, 2018, (the "2018-1 Closing Date"), we, through BCC Middle Market CLO 2018-1 LLC (the "2018-1 Issuer"), a Delaware limited liability company and a wholly owned and consolidated subsidiary of us, completed its $451.2 million term debt securitization (the "CLO Transaction"). The notes issued in connection with the CLO Transaction (the "2018-1 Notes") are secured by a diversified portfolio of the 2018-1 Issuer consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans (the "2018-1 Portfolio"). At the 2018-1 Closing Date, the 2018-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the CLO Transaction.

        The CLO Transaction was executed through a private placement of the following 2018-1 Notes:

2018-1 Notes	Principal Amount	Spread above Index	Interest rate at December 31, 2019
Class A-1 A	$205,900	1.55% + 3 Month LIBOR	3.52%
Class A-1 B	45,000	1.50% + 3 Month LIBOR (first 24 months)	3.47%
		1.80% + 3 Month LIBOR (thereafter)
Class A-2	55,100	2.15% + 3 Month LIBOR	4.12%
Class B	29,300	3.00% + 3 Month LIBOR	4.97%
Class C	30,400	4.00% + 3 Month LIBOR	5.97%

Total 2018-1 Notes	365,700

Membership Interests	85,450	Non-interest bearing	Not applicable

Total	$451,150

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes were issued at par and are scheduled to mature on October 20, 2030. The Company received 100% of the membership interests (the

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

"Membership Interests") in the 2018-1 Issuer in exchange for its sale to the 2018-1 Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest.

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes are included in the consolidated financial statements. The Membership Interests are eliminated in consolidation.

        The Company serves as portfolio manager of the 2018-1 Issuer pursuant to a portfolio management agreement between the Company and the 2018-1 Issuer. For so long as the Company serves as portfolio manager, the Company will not charge any management fee or subordinated interest to which it may be entitled.

        During the reinvestment period (four years from the closing date of the CLO Transaction), pursuant to the indenture governing the 2018-1 Notes, all principal collections received on the underlying collateral may be used by the 2018-1 Issuer to purchase new collateral under the direction of the Company in its capacity as portfolio manager of the 2018-1 Issuer and in accordance with the 2018-1 Issuer's investment strategy and the terms of the indenture.

        The Company has agreed to hold on an ongoing basis the Membership Interests with an aggregate dollar purchase price of at least equal to 5% of the aggregate amount of all obligations issued by the 2018-1 Issuer for so long as the 2018-1 Notes remain outstanding.

        The 2018-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of the 2018-1 Issuer.

        As of December 31, 2019, there were 61 first lien and second lien senior secured loans with a total fair value of approximately $435.8 million and cash of $9.1 million securing the 2018-1 Notes. As of December 31, 2018, there were 75 first lien and second lien senior secured loans with a total fair value of approximately $437.2 million and cash of $18.0 million securing the 2018-1 Notes. Assets that are pledged as collateral for the 2018-1 Notes are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the indenture governing the 2018-1 Notes. Such assets are included in the Company's consolidated financial statements. The creditors of the 2018-1 Issuer have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or an affiliate of the Company). The 2018-1 Portfolio must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2018-1 Notes. As of December 31, 2019 and December 31, 2018, the Company was in compliance with its covenants related to the 2018-1 Notes.

        Costs of $2.1 million were incurred in connection with debt securitization of the 2018-1 Notes by the 2018-1 Issuer which have been recorded as debt issuance costs and presented as a reduction to the outstanding principal amount of the 2018-1 Notes on the consolidated statements of assets and liabilities and are being amortized over the life of the 2018-1 Issuer using the effective interest method. The balance of the unamortized deferred financing costs related to the 2018-1 Issuer was $1.9 million and $2.0 million as of December 31, 2019 and December 31, 2018, respectively. For the years ended

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

December 31, 2019, 2018 and 2017, the components of interest expense related to the 2018-1 Issuer were as follows:

	For the Year Ended December 31,
	2019	2018	2017
Borrowing interest expense	$16,226	$4,221	$—
Amortization of deferred financing costs and upfront commitment fees	174	44	—

Total interest and debt financing expenses	$16,400	$4,265	$—

Citibank Revolving Credit Facility

        On February 19, 2019, the Company entered into a credit and security agreement (the "Credit Agreement" or the "Citibank Revolving Credit Facility") with the Company as equity holder and servicer, BCSF II-C, LLC as Borrower, Citibank, N.A., as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent and Custodian. The Credit Agreement is effective as of February 19, 2019.

        The facility amount under the Credit Agreement is $350.0 million. Proceeds of the loans under the Credit Agreement may be used to acquire certain qualifying loans and such other uses as permitted under the Credit Agreement. The period from the closing date until February 19, 2020 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the Credit Agreement. The final maturity date is the earliest of: (a) the business day designated by the Borrower as the final maturity date upon not less than three business days' prior written notice to the Administrative Agent, the Collateral Agent, the Lenders, the Custodian and the Collateral Administrator, (b) February 19, 2022 and (c) the date on which the Administrative Agent provides notice of the declaration of the final maturity date after the occurrence of an event of default. The Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        Borrowings under the Citibank Revolving Credit Facility bear interest at the London Interbank Offered Rate ("LIBOR") plus a margin. During the period prior to the last day of the reinvestment period, borrowings under the Credit Agreement will bear interest at a rate equal to the three-month LIBOR plus 1.60%. Commencing on the last day of the reinvestment period, the interest rate on borrowings under the Credit Agreement will reset to three month LIBOR plus 2.60% for the remaining term of the Credit Agreement. We pay an unused commitment fee based on a corresponding utilization rate; (i) 0 basis points (0.00%) per annum when greater than or equal to 85.0% utilization, (ii) 25 basis points (0.25%) per annum when greater than or equal to 75.0% but less than 85.0% utilization, (iii) 50 basis points (0.50%) per annum when greater than or equal to 50.0% but less than 75.0% utilization, (iv) 75 basis points (0.75%) per annum when greater than or equal to 25.0% but less than 50% utilization, or (v) 100 basis points (1.00%) per annum when less than 25.0% utilization.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

        On August 28, 2019, the Citibank Revolving Credit Facility was terminated. The proceeds from the 2019-1 Debt were used to repay the total outstanding debt.

        For the years ended December 31, 2019, 2018 and 2017, the components of interest expense related to the Citibank Revolving Credit Facility were as follows:

	For the Year Ended December 31,
	2019	2018	2017
Borrowing interest expense	$4,104	$—	$—
Unused facility fee	357	—	—
Amortization of deferred financing costs and upfront commitment fees	124	—	—

Total interest and debt financing expenses	$4,585	$—	$—

JPM Credit Facility

        On April 30, 2019, the Company entered into a loan and security agreement (the "JPM Credit Agreement" or the "JPM Credit Facility") as Borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent, Securities Intermediary and Bank.

        The facility amount under the JPM Credit Agreement is $666.6 million. Proceeds of the loans under the JPM Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the JPM Credit Agreement. The period from the effective date until November 29, 2020 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the JPM Credit Facility.

        The maturity date is the earliest of: (a) November 29, 2022, (b) the date on which the secured obligations become due and payable following the occurrence of an event of default, (c) the date on which the advances are repaid in full and (d) the date after a market value cure failure occurs on which all portfolio investments have been sold and proceeds therefrom have been received by the Borrower. The stated maturity date of November 29, 2022 may be extended for successive one year periods by mutual agreement of the Borrower and the Administrative Agent.

        The JPM Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

        Borrowings under the JPM Credit Facility bear interest at LIBOR plus a margin. As of December 31, 2019, JPM Credit Facility was accruing interest expense at a rate of LIBOR plus 2.75%. We pay an unused commitment fee of 75 basis points (0.75%) per annum. Interest is payable quarterly in arrears.

        As of December 31, 2019, there were $546.8 million borrowings under the JPM Credit Facility and we were in compliance with the terms of the JPM Credit Facility.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

        For the years ended December 31, 2019, 2018 and 2017, the components of interest expense related to the JPM Credit Facility were as follows:

	For the Year Ended December 31,
	2019	2018	2017
Borrowing interest expense	$19,679	$—	$—
Unused facility fee	464	—	—
Amortization of deferred financing costs and upfront commitment fees	53	—	—

Total interest and debt financing expenses	$20,196	$—	$—

2019-1 Debt

        On August 28, 2019, the Company, through BCC Middle Market CLO 2019-1 LLC (the "2019-1 Issuer"), a Cayman Islands limited liability company and a wholly-owned and consolidated subsidiary of the Company, and BCC Middle Market CLO 2019-1 Co-Issuer, LLC (the "Co-Issuer" and, together with the Issuer, the "Co-Issuers"), a Delaware limited liability company, completed its $501.0 million term debt securitization (the "2019-1 CLO Transaction"). The notes issued in connection with the 2019-1 CLO Transaction (the "2019-1 Notes") are secured by a diversified portfolio of the Co-Issuers consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans (the "2019-1 Portfolio"). The Co-Issuers also issued Class A-1L Loans (the "Loans" and, together with the 2019-1 Notes, the "2019-1 Debt"). The Loans are also secured by the 2019-1 Portfolio. At the 2019-1 closing date, the 2019-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the 2019-1 CLO Transaction.

        The 2019-1 CLO Transaction was executed through a private placement of the following 2019-1 Debt:

2019-1 Debt	Principal Amount	Spread above Index	Interest rate at December 31, 2019
Class A-1L	$50,000	1.70% + 3 Month LIBOR	3.70%
Class A-1	222,500	1.70% + 3 Month LIBOR	3.70%
Class A-2A	50,750	2.70% + 3 Month LIBOR	4.70%
Class A-2B	13,000	4.23% (Fixed)	4.23%
Class B	30,000	3.60% + 3 Month LIBOR	5.60%
Class C	32,500	4.75% + 3 Month LIBOR	6.75%

Total 2019-1 Debt	398,750

Membership Interests	102,250	Non-interest bearing	Not applicable

Total	$501,000

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

        The Loans and the Class A-1, A-2A, A-2B, and B Notes were issued at par. The Class C Notes were issued at a discount. The Notes are scheduled to mature on October 15, 2031. The Company received 100% of the membership interests (the "Membership Interests") in the 2019-1 Issuer in exchange for its sale to the 2019-1 Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest.

        The Loans and Class A-1, A-2A, A-2B, B, and C Notes are included in the consolidated financial statements of the Company. The Membership Interests are eliminated in consolidation.

        The Company serves as portfolio manager of the 2019-1 Issuer pursuant to a portfolio management agreement between the Company and the 2019-1 Issuer. For so long as the Company serves as portfolio manager, the Company will not charge any management fee or subordinated interest to which it may be entitled.

        During the reinvestment period, pursuant to the indenture and loan agreement governing the 2019-1 Notes and Loans, respectively, all principal collections received on the underlying collateral may be used by the 2019-1 Issuer to purchase new collateral under the direction of the Company in its capacity as portfolio manager of the 2019-1 Issuer and in accordance with the 2019-1 Issuer investment strategy and the terms of the indenture and loan agreement, as applicable.

        The Company has agreed to hold on an ongoing basis the Membership Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate amount of all obligations issued by the 2019-1 Co-Issuers for so long as the 2019-1 Debt remains outstanding.

        The 2019-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2019-1 Issuer.

        As of December 31, 2019, there were 65 first lien and second lien senior secured loans with a total fair value of approximately $471.3 million and cash of $22.4 million securing the 2019-1 Debt. Assets that are pledged as collateral for the 2019-1 Debt are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the indenture and loan agreement governing the 2019-1 Debt. The creditors of the 2019-1 Co-Issuers have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or an affiliate of the Company). The 2019-1 Portfolio must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture and loan agreement governing the 2019-1 Debt. As of December 31, 2019, the Company was in compliance with its covenants related to the 2019-1 Debt.

        Costs of the offering, including the discount of the Class C Notes, of $2.8 million were incurred in connection with debt securitization of the 2019-1 Debt by the 2019-1 Co-Issuers which have been recorded as debt issuance costs and presented as a reduction to the outstanding principal amount of the 2019-1 Debt on the consolidated statements of assets and liabilities and are being amortized over the life of the 2019-1 Issuer using the effective interest method. The balance of the unamortized deferred financing costs related to the 2019-1 Issuer was $2.7 million as of December 31, 2019. The 2019-1 issuer was not in existence as of December 31, 2019 and the 2019-1 Debt were not outstanding.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 6. Debt (Continued)

        For the years ended December 31, 2019, 2018 and 2017, the components of interest expense related to the 2019-1 Co-Issuers were as follows:

	For the Year Ended December 31,
	2019	2018	2017
Borrowing interest expense	$5,981	$—	$—
Amortization of deferred financing costs and upfront commitment fees	79	—	—
Total interest and debt financing expenses	$6,060	$—	$—

Note 7. Derivatives

        The Company is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by the Company may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency.

        The Company may enter into forward currency exchange contracts to reduce the Company's exposure to foreign currency exchange rate fluctuations in the value of foreign currencies, as described in Note 2. The fair value of derivative contracts open as of December 31, 2019 and December 31, 2018 is included on the consolidated schedule of investments by contract. The Company had collateral payable of $0.3 million for December 31, 2019 and posted collateral of $0.0 million for December 31, 2018 with the counterparties on foreign currency exchange contracts. Collateral amounts posted are included in collateral on forward currency exchange contracts on the consolidated statements of assets and liabilities. Collateral payable is included in collateral payable on forward currency exchange contracts on the consolidated statements of assets and liabilities.

        For the years ended December 31, 2019, 2018 and 2017, the Company's average U.S. dollar notional exposure to forward currency exchange contracts were $179.2 million, $97.8 million and $43.2 million, respectively.

        By using derivative instruments, the Company is exposed to the counterparty's credit risk—the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Company's exposure to credit risk associated with counterparty non-performance is limited to collateral posted and the unrealized gains inherent in such transactions that are recognized in the consolidated statements of assets and liabilities. The Company minimizes counterparty credit risk through credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

        The Company presents forward currency exchange contracts on a net basis by counterparty on the consolidated statements of assets and liabilities. The Company has elected not to offset assets and liabilities in the consolidated statements of assets and liabilities that may be received or paid as part of collateral arrangements, even when an enforceable master netting arrangement or other arrangement is

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 7. Derivatives (Continued)

in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

        The following table presents both gross and net information about derivative instruments eligible for offset in the consolidated statements of assets and liabilities as of December 31, 2019.

Counterparty	Account in the consolidated statements of assets and liabilities	Gross amount of assets on the consolidated statements of assets and liabilities	Gross amount of (liabilities) on the consolidated statements of assets and liabilities	Net amount of assets or (liabilities) presented on the consolidated statements of assets and liabilities	Cash Collateral paid (received)(1)	Net Amounts(2)
Bank of New York	Unrealized appreciation on forward currency contracts	$1,034	$—	$1,034	$(341)	$693
Citibank	Unrealized appreciation on forward currency contracts	$—	$(1)	$(1)	$1	$—
Goldman Sachs	Unrealized appreciation on forward currency contracts	$—	$(1,251)	$(1,251)	$—	$(1,251)

(1)
Amount excludes excess cash collateral paid.

(2)
Net amount represents the net amount due (to) from counterparty in the event of default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

        The following table presents both gross and net information about derivative instruments eligible for offset in the consolidated statements of assets and liabilities as of December 31, 2018.

Counterparty	Account in the consolidated statements of assets and liabilities	Gross amount of assets on the consolidated statements of assets and liabilities	Gross amount of (liabilities) on the consolidated statements of assets and liabilities	Net amount of assets or (liabilities) presented on the consolidated statements of assets and liabilities	Cash Collateral paid (received)(1)	Net Amounts(2)
Bank of New York	Unrealized appreciation on forward currency contracts	$3,329	$—	$3,329	$—	$3,329
Citibank	Unrealized appreciation on forward currency contracts	$1,676	$—	$1,676	$—	$1,676
Goldman Sachs	Unrealized appreciation on forward currency contracts	$4,317	$—	$4,317	$—	$4,317

(1)
Amount excludes excess cash collateral paid.

(2)
Net amount represents the net amount due (to) from counterparty in the event of default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 7. Derivatives (Continued)

        The effect of transactions in derivative instruments to the consolidated statements of operations during the years ended December 31, 2019, 2018 and 2017 was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Net realized gain (loss) on forward currency exchange contracts	$11,043	$(2,651)	$(222)
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(9,540)	12,826	(3,505)

Total net realized and unrealized gain (losses) on forward currency exchange contracts	$1,503	$10,175	$(3,727)

        Included in total net gains (losses) on the consolidated statements of operations is net gains (losses) of 2.7 million, ($7.9) million and $4.2 million related to realized and unrealized gains and losses on investments, foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates for the years ended December 31, 2019, 2018 and 2017, respectively. Including the total net realized and unrealized gains (losses) on forward currency exchange contracts of $1.5 million, $10.2 million and ($3.7) million, respectively, included in the above table, the net impact of foreign currency on total net gains (losses) on the consolidated statements of operations is $4.2 million, $2.3 million and $0.4 million for the years ended December 31, 2019, 2018 and 2017 respectively.

Note 8. Distributions

        The Company's distributions are recorded on the record date. The following table summarizes distributions declared during the years ended December 31, 2019, 2018, and 2017:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
May 9, 2017	May 12, 2017	May 19, 2017	$0.07	$1,174
June 21, 2017	June 29, 2017	August 11, 2017	$0.11	$2,740
September 27, 2017	September 28, 2017	November 14, 2017	$0.21	$5,236
December 26, 2017	December 28, 2017	January 24, 2018	$0.31	$7,742
March 28, 2018	March 28, 2018	May 17, 2018	$0.34	$10,610
June 28, 2018	June 28, 2018	August 10, 2018	$0.36	$13,484
September 26, 2018	September 26, 2018	October 19, 2018	$0.41	$17,967
December 19, 2018	December 31, 2018	January 14, 2019	$0.41	$21,108
February 21, 2019	March 29, 2019	April 12, 2019	$0.41	$21,108
May 7, 2019	June 28, 2019	July 29, 2019	$0.41	$21,176
August 1, 2019	September 30, 2019	October 30, 2019	$0.41	$21,176
October 31, 2019	December 31, 2019	January 30, 2020	$0.41	$21,176

Total distributions declared			$3.86	$164,697

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 8. Distributions (Continued)

        The distributions declared during the years ended December 31, 2019, 2018 and 2017 were derived from investment company taxable income and net capital gain, if any.

        The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full year.

Note 9. Common Stock/Capital

        The Company has authorized 100,000,000,000 shares of its common stock with a par value of $0.001 per share. The Company has authorized 10,000,000,000 shares of its preferred stock with a par value of $0.001 per share. Shares of preferred stock have not been issued.

        Prior to the IPO, the Company had issued 43,982,137.46 shares in the private placement of the Company's common shares (the "Private Offering"). Each investor had entered into a separate subscription agreement relating to the Company's common stock (the "Subscription Agreements"). Each investor had made a capital commitment to purchase shares of the Company's common stock pursuant to the Subscription Agreements. Investors were required to make capital contributions to purchase shares of the Company's common stock each time the Company delivered a drawdown notice, which were delivered at least 10 business days prior to the required funding date in an aggregate amount not to exceed their respective capital commitments. The number of shares to be issued to a stockholder was determined by dividing the total dollar amount of the contribution by a stockholder by the net asset value per share of the common stock as of the last day of the Company's fiscal quarter or such other date and price per share as determined by the Board in accordance with the requirements of the 1940 Act. As of December 31, 2018, aggregate commitments relating to the Private Offering were $1.3 billion. All outstanding commitments related to these Subscription Agreements were cancelled due to the completion of the IPO on November 15, 2018. As of December 31, 2019 and December 31, 2018, BCSF Advisors, LP contributed in aggregate $7.8 million to the Company and received 389,695.20 shares of the Company and contributed $7.8 million to the Company and received 389,476.18 shares of the Company, respectively. At December 31, 2019 and December 31, 2018, BCSF Advisors, LP owned 0.75% and 0.76%, respectively, of the outstanding common stock of the Company.

        On November 19, 2018, the Company closed its initial public offering (the "IPO") issuing 7,500,000 shares of its common stock at a public offering price of $20.25 per share. Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol "BCSF" on November 15, 2018. The offering generated proceeds, before expenses, of $147.3 million. All outstanding commitments were cancelled due to the completion of the initial public offering.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 9. Common Stock/Capital (Continued)

        The following table summarizes the total shares issued and amount received related to capital drawdowns delivered pursuant to the Subscription Agreements and shares issued pursuant to the dividend reinvestment plan during the years ended December 31, 2019, 2018 and 2017:

	For the Year Ended December 31,
	2019		2018		2017
	Shares	Amount	Shares	Amount	Shares	Amount
Total capital drawdowns	—	$—	18,569,410.12	$376,949	19,412,229.60	$392,735
Issuance of common stock, net	—	—	7,500,000.00	145,409	—	—
Dividend reinvestment	167,674.81	3,322	436,914.94	8,832	72,700.50	1,476

Total capital drawdowns and dividend reinvestment	167,674.81	$3,322	26,506,325.06	$531,190	19,484,930.10	$394,211

        BCSF Investments, LLC and certain individuals, including Michael A. Ewald, the Company's Chief Executive Officer and a Managing Director of Bain Capital Credit; Jonathan S. Lavine, Co-Managing Partner of Bain Capital, LP and Founder and Chief Investment Officer of Bain Capital Credit; John Connaughton, Co-Managing Partner of Bain Capital, LP; Jeffrey B. Hawkins, Chairman of the Company's Board of Directors and a Managing Director of Bain Capital Credit; and Michael J. Boyle, the Company's Vice President and Treasurer and a Managing Director of Bain Capital Credit, adopted the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which such parties will buy up to $20 million in the aggregate of the Company's common stock in the open market during the period beginning after four full calendar weeks after the closing of the IPO and ending on the earlier of the date on which the capital committed to the 10b5-1 has been exhausted or one year after the closing of the IPO. For the year ended December 31, 2019, 827,933 shares were purchased at a weighted average price of $18.78, inclusive of commissions, for a total cost of $15.6 million. As of February 28, 2019, zero dollars remain under the 10b5-1 Plan and no further purchases are intended under the 10b5-1 Plan.

        On May 7, 2019, the Company's Board of Directors authorized the Company to repurchase up to $50 million of its outstanding common stock in accordance with safe harbor rules under the Securities Exchange Act of 1934. Any such repurchases will depend upon market conditions and there is no guarantee that the Company will repurchase any particular number of shares or any shares at all. As of December 31, 2019, there have been no repurchases of common stock.

Note 10. Income Tax

        For income tax purposes, dividends paid and distributions made to the Company's stockholders are reported by the Company to the stockholders as ordinary income, capital gains, or a combination

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 10. Income Tax (Continued)

thereof. The tax character of distributions during the years ended December 31, 2019, 2018 and 2017 were as follows:

	For the Year Ended December 31,
	2019	2018	2017
Distributions paid from:
Ordinary Income	$84,636	$63,169	$16,892
Net Long-Term Capital Gains	—	—	—

Total Taxable Distributions	$84,636	$63,169	$16,892

        The following reconciles net increase in net assets resulting from operations to taxable income for the years ended December 31, 2019, 2018 and 2017:

	For the Year Ended December 31,
	2019	2018	2017
Net increase in net assets resulting from operations	$98,085	$26,645	$19,300
Net change in unrealized appreciation (depreciation)	(5,433)	22,800	(5,148)
Expenses not currently deductible	—	6,762	1,094
Income for tax but not book	(26,327)	4,715	2,144

Taxable/Distributable Income(1)	$66,325	$60,922	$17,390

(1)
The calculation of estimated 2019 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2019 taxable income will not be finally determined until the Company's 2019 tax return is filed in 2020 (and, therefore, such estimate is subject to change).

        Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred after September 30, 2011 will not be subject to expiration. As of December 31, 2019, the Company has a short-term capital loss carryforward of $2.4 million and a long-term capital loss carryforward of $4.9 million.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 10. Income Tax (Continued)

        As of December 31, 2019, 2018 and 2017, the Company's aggregate unrealized appreciation and depreciation on investments and forward currency exchange contracts based on cost for U.S. federal income tax purposes was as follows:

	As of December 31,
	2019	2018	2017
Tax cost	$2,536,466	$1,753,256	$821,850
Gross unrealized appreciation	35,500	19,610	14,857
Gross unrealized depreciation	(45,494)	(35,739)	(8,018)

Net unrealized appreciation (depreciation) on investments and forward currency exchange contracts	$(9,994)	$(16,129)	$6,839

        ASC Topic 740 ((Accounting for Uncertainty in Income Taxes ("ASC 740")) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities. As of December 31, 2019, all tax filings of the Company since 2016 remain subject to examination by tax authorities.

        The Company has determined that there were no tax positions which met the recognition and measurement requirements of the relevant accounting standards and therefore, the Company did not record an expense related to uncertain positions on the Company's consolidated statements of operations for the years ended December 31, 2019, 2018 and 2017.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 11. Commitments and Contingencies

Commitments

        The Company's investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

        As of December 31, 2019, the Company had $215.8 million of unfunded commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)
First Lien Senior Secured Loans
A&R Logistics, Inc.—Revolver	5/5/2025	$5,043
Abracon Group Holding, LLC.—Revolver	7/18/2024	2,833
AMI US Holdings Inc.—Revolver	4/1/2024	977
Amspec Services, Inc.—Revolver	7/2/2024	3,542
Ansira Holdings, Inc.—Delayed Draw	12/20/2022	1,509
AP Plastics Group, LLC—Revolver	8/2/2021	8,500
Appriss Holdings, Inc.—Revolver	5/30/2025	4,711
Aramsco, Inc.—Revolver	8/28/2024	2,766
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250
Captain D's LLC—Revolver	12/15/2023	577
CB Nike Intermediate Co Ltd—Revolver	10/31/2025	2,878
Clinical Innovations, LLC—Revolver	10/17/2022	380
CMI Marketing Inc.—Revolver	5/24/2023	2,112
CPS Group Holdings, Inc.—Revolver	3/3/2025	4,933
Cruz Bay Publishing, Inc.—Delayed Draw	2/28/2020	1,098
Cruz Bay Publishing, Inc.—Revolver	2/28/2020	535
CST Buyer Company—Revolver	10/3/2025	2,190
Datix Bidco Limited—Revolver	10/28/2024	1,290
Direct Travel, Inc.—Delayed Draw	12/1/2021	7,030
Direct Travel, Inc.—Revolver	12/1/2021	4,250
Dorner Manufacturing Corp—Revolver	3/15/2022	1,099
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,542
Element Buyer, Inc.—Delayed Draw	7/18/2025	7,933
Element Buyer, Inc.—Revolver	7/19/2024	2,833
FFI Holdings I Corp—Delayed Draw	1/24/2025	677
FFI Holdings I Corp—Revolver	1/24/2025	1,994
Fineline Technologies, Inc.—Revolver	11/4/2022	655
Grammer Purchaser, Inc.—Revolver	9/30/2024	998
Great Expressions Dental Center PC—Revolver	9/28/2022	150
Green Street Parent, LLC—Revolver	8/27/2025	2,419
GSP Holdings, LLC—Revolver	11/6/2025	4,307
Hightower Holding, LLC—Delayed Draw	1/31/2025	6,640
Horizon Telcom, Inc.—Delayed Draw	6/15/2023	1,256

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 11. Commitments and Contingencies (Continued)

	Expiration Date(1)	Unfunded Commitments(2)
Horizon Telcom, Inc.—Revolver	6/15/2023	116
Ivy Finco Limited—First Lien Senior Secured Loan	5/19/2025	5,817
JHCC Holdings, LLC—Delayed Draw	9/9/2025	8,500
JHCC Holdings, LLC—Revolver	9/9/2025	1,820
Kellstrom Commercial Aerospace, Inc.—Delayed Draw	7/1/2025	3,838
Kellstrom Commercial Aerospace, Inc.—Revolver	7/1/2025	640
Margaux Acquisition Inc.—Delayed Draw	12/19/2024	7,139
Margaux Acquisition Inc.—Revolver	12/19/2024	2,872
Margaux UK Finance Limited—Revolver	12/19/2024	662
Mertus 522. GmbH—Delayed Draw	5/28/2026	13,761
Profile Products LLC—Revolver	12/20/2024	3,833
RoC Opco LLC—Revolver	2/25/2025	10,241
Solaray, LLC—Revolver	9/9/2022	1,077
SumUp Holdings Luxembourg S.à.r.l.—First Lien Senior Secured Loan	8/1/2024	10,638
Symplr Software, Inc.—Revolver	11/30/2023	466
TCFI Aevex LLC—Revolver	5/13/2025	138
TEI Holdings Inc.—Revolver	12/23/2025	3,018
Tidel Engineering, L.P.—Revolver	3/1/2023	4,250
TLC Purchaser, Inc.—Delayed Draw	10/13/2025	7,119
TLC Purchaser, Inc.—Revolver	10/13/2025	4,984
Ventiv Holdco, Inc.—Revolver	9/3/2025	3,407
WCI-HSG Purchaser, Inc.—Revolver	2/24/2025	2,284
WU Holdco, Inc.—Delayed Draw	3/26/2026	4,801
WU Holdco, Inc.—Revolver	3/26/2025	3,944
YLG Holdings, Inc.—Delayed Draw	10/31/2025	5,127
YLG Holdings, Inc.—Revolver	10/31/2025	8,545
Zywave, Inc.—Revolver	11/17/2022	851

Total First Lien Senior Secured Loans		$215,795

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of December 31, 2019.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 11. Commitments and Contingencies (Continued)

        As of December 31, 2018, the Company had $110.2 million of unfunded commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)(3)
First Lien Senior Secured Loans
Abracon Group Holding, LLC—Revolver	7/18/2024	$2,833
Aimbridge Hospitality LP—Revolver	6/22/2022	1,177
AMCP Clean Acquisition Company, LLC—Delayed Draw Term Loan	6/16/2025	2,315
Amspec Services, Inc.—Revolver	7/2/2024	4,735
Ansira Holdings, Inc.—Revolver	12/20/2022	5,440
AP Plastics Group, LLC—Revolver	8/1/2021	8,500
API Technologies Corp.—Revolver	4/22/2024	4,183
Aramsco, Inc.—Revolver	8/28/2024	3,161
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250
Caliper Corporation—Revolver	11/30/2023	2,358
Captain D's LLC—Revolver	12/15/2023	1,074
Chase Industries, Inc.—Delayed Draw Term Loan	5/12/2025	3,544
Clinical Innovations, LLC—Revolver	10/17/2022	1,113
CMI Marketing Inc.—Revolver	5/24/2023	2,112
Cruz Bay Publishing, Inc.—Revolver	6/6/2019	567
CST Buyer Company—Revolver	3/1/2023	897
Datix Bidco Limited—Revolver	10/28/2024	1,240
Direct Travel, Inc.—Revolver	12/1/2021	4,250
Dorner Manufacturing Corp.—Revolver	3/15/2022	1,044
Drilling Info Holdings, Inc.—Delayed Draw Term Loan	7/30/2025	1,663
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,542
Element Buyer, Inc.—Revolver	7/19/2024	4,250
ENC Holding Corporation—Delayed Draw Term Loan	5/30/2025	595
FineLine Technologies, Inc.—Revolver	11/2/2021	2,162
Grammer Purchaser, Inc.—Revolver	9/30/2024	945
Great Expressions Dental Centers PC—Revolver	9/28/2022	213
Home Franchise Concepts, Inc.—Revolver	7/9/2024	2,530
Horizon Telcom, Inc.—Delayed Draw Term Loan	6/15/2023	1,738
Horizon Telcom, Inc.—Revolver	6/15/2023	1,159
Margaux UK Finance—Revolver	12/19/2024	636
Margaux Acquisition Inc.—Revolver	12/19/2024	2,257
McKissock, LLC—Revolver	8/5/2021	1,842
PRCC Holdings, Inc.—Revolver	2/1/2021	3,542
Profile Products LLC—Revolver	12/20/2024	3,833
Solaray, LLC—Revolver	9/9/2022	7,084
Sovos Compliance, LLC—Delayed Draw Term Loan	3/1/2022	871
Sovos Compliance, LLC—Revolver	3/1/2022	1,452
Stanton Carpet Corp.—Revolver	11/21/2022	4,250

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 11. Commitments and Contingencies (Continued)

	Expiration Date(1)	Unfunded Commitments(2)(3)
TEI Holdings Inc.—Revolver	12/20/2022	3,542
Tidel Engineering, L.P.—Revolver	3/1/2023	4,250
Zywave, Inc.—Revolver	11/17/2022	512

Total First Lien Senior Secured Loans		$107,661

Other Unfunded Commitments

BCC Jetstream Holdings Aviation (On II), LLC		2,562

Total Other Unfunded Commitments		$2,562

Total		$110,223

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of December 31, 2018.

(3)
Unfunded commitments represent unfunded commitments to fund investments, excluding the Company's investment in ABCS as of December 31, 2018.

Contingencies

        In the normal course of business, the Company may enter into certain contracts that provide a variety of indemnities. The Company's maximum exposure under these indemnities is unknown as it would involve future claims that may be made against the Company. Currently, the Company is not aware of any such claims and no such claims are expected to occur. As such, the Company does not consider it necessary to record a liability in this regard.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 12. Financial Highlights

        The following is a schedule of financial highlights for the years ended December 31, 2019, 2018, 2017 and 2016:

	For the Year Ended December 31,
	2019	2018	2017	2016
Per share data:
Net asset value at beginning of year	$19.46	$20.30	$20.10	$—
Net investment income (loss)(1)	1.64	1.45	0.73	(0.90)
Net realized gain (loss)(1)(7)	0.15	(0.17)	0.00	—
Net change in unrealized appreciation (depreciation)(1)(2)(8)	0.11	(0.60)	0.17	1.01
Net increase in net assets resulting from operations(1)(9)(10)	1.90	0.68	0.90	0.11
Stockholder distributions from income(3)	(1.64)	(1.52)	(0.70)	(0.01)
Issuance of common stock	—	—	—	20.00

Net asset value at end of year	$19.72	$19.46	$20.30	20.10

Net assets at end of year	$1,018,400	$1,001,629	$506,963	$110,344
Shares outstanding at end of year	51,649,812.27	51,482,137.46	24,975,812.40	5,490,882.30
Per share market value at end of year	$19.76	$16.77	N/A	N/A
Total return based on market value(12)	28.18%	(15.16)%	N/A	N/A
Total return based on net asset value(4)	10.02%	3.36%	4.52%	0.58%
Ratios:
Ratio of net investment income (loss) to average net assets(5)(11)	8.36%	7.19%	3.51%	(4.57)%
Ratio of total expenses to average net assets(5)(11)	11.14%	5.57%	2.57%	8.25%
Supplemental data:
Ratio of interest and debt financing expenses to average net assets(5)	6.53%	3.09%	0.89%	0.11%
Ratio of expenses (without incentive fees) to average net assets(5)(11)	9.69%	4.71%	2.38%	7.18%
Ratio of incentive fees and management fees, net of contractual and voluntary waivers, to average net assets(5)(11)	3.85%	2.00%	0.19%	1.07%
Average principal debt outstanding	$1,339,072	$490,468	$67,253	$484
Portfolio turnover(6)	49.37%	19.95%	18.57%	1.71%
Total committed capital, end of year	N/A	N/A	$1,255,119	$546,720
Ratio of total contributed capital to total committed capital, end of year	N/A	N/A	40.04%	20.10%

(1)
The per share data was derived by using the weighted average shares outstanding during the year.

(2)
Net change in unrealized appreciation (depreciation) on investments per share may not be consistent with the consolidated statements of operations due to the timing of shareholder transactions.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 12. Financial Highlights (Continued)

(3)
The per share data for distributions reflects the actual amount of distributions declared during the year.

(4)
Total return based on net asset value is calculated as the change in net asset value per share during the year, assuming dividends and distributions, including those distributions that have been declared.

(5)
The computation of average net assets during the year is based on averaging net assets for the years reported.

(6)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the years reported. Year-to-date sales and year-to-date purchases for the year ended December 31, 2019 exclude the ABCS distribution transaction.

(7)
Net realized gain (loss) includes net realized gain (loss) on investments, net realized loss on forward currency exchange contracts and net realized gain (loss) on foreign currency transactions.

(8)
Net change in unrealized appreciation (depreciation) includes net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on forward currency exchange contracts and net change in unrealized appreciation (depreciation) on foreign currency translation.

(9)
The sum of quarterly per share amounts presented in previously filed financial statements on Form 10-Q may not equal earnings per share. This is due to changes in the number of weighted average shares outstanding and the effects of rounding.

(10)
Net increase in net assets resulting from operations per share in these financial highlights may be different from the net increase in net assets per share on the consolidated statements of operations due to rounding.

(11)
Ratio of voluntary incentive fee waiver to average net assets was (0.27%) for the year ended December 31, 2019 (Note 5). Ratio of voluntary management fee waiver to average net assets was (0.81%) for the year ended December 31, 2019 (Note 5). The ratio of net investment income without the voluntary incentive fee waiver and voluntary management fee waiver to average net assets for the year ended December 31, 2019 would be 7.28%. The ratio of total expenses without the voluntary incentive fee waiver and voluntary management fee waiver to average net assets for the year ended December 31, 2019 would be 12.22%. Ratio of voluntary incentive fee waiver to average net assets was 0.25% for the year ended December 31, 2018 (Note 5). Ratio of voluntary management fee waiver to average net assets was 0.20% for the year ended December 31, 2018 (Note 5). The ratio of net investment income without the voluntary incentive fee waiver and voluntary management fee waiver to average net assets for the year ended December 31, 2018 would be 6.75%. The ratio of total expenses without the voluntary incentive fee waiver and voluntary management fee waiver to average net assets for the year ended December 31, 2018 would be 6.02%. No fees were voluntarily waived in the years ending December 31, 2017 and 2016.

(12)
Total return based on market value (not annualized) is calculated as the change in market value per share during the period, assuming dividends and distributions, plus the declared distributions, divided by the beginning market price for the period. For the year ended December 31, 2018 the beginning market value per share is based on the IPO price of $20.25. For the year ended December 31, 2018 total return based on market value covers the period November 15, 2018 through December 31, 2018.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 13. Selected Quarterly Financial Data (unaudited)

        The following are the quarterly results of operations as of and for the years ended December 31, 2019, 2018 and 2017. The operating results for any quarter are not necessarily indicative of results for any future period:

	As of and for the Quarter Ended December 31, 2019	As of and for the Quarter Ended September 30, 2019	As of and for the Quarter Ended June 30, 2019	As of and for the Quarter Ended March 31, 2019
Total investment income	$54,767	$52,688	$50,598	$39,892
Net investment income before taxes	$21,292	$21,175	$21,155	$21,245
Excise tax expense	$—	$—	$—	$—
Net investment income after taxes	$21,292	$21,175	$21,155	$21,245
Net realized and unrealized gain (loss)	59	$(2,976)	$(1,933)	$18,068
Net increase in net assets resulting from operations	$21,351	$18,199	$19,222	$39,313
Net realized and unrealized gain (loss) per share—basic and diluted	$0.00	$(0.06)	$(0.04)	$0.35
Net increase in net assets resulting from operations per share—basic and diluted	$0.41	$0.35	$0.37	$0.76
Net asset value per share at period end	$19.72	$19.71	$19.77	$19.81

	As of and for the Quarter Ended December 31, 2018	As of and for the Quarter Ended September 30, 2018	As of and for the Quarter Ended June 30, 2018	As of and for the Quarter Ended March 31, 2018
Total investment income	$33,747	$26,663	$21,425	$17,459
Net investment income before taxes	$19,774	$13,899	$13,482	$8,775
Excise tax expense	$—	$—	$—	$—
Net investment income after taxes	$19,774	$13,899	$13,482	$8,775
Net realized and unrealized gain (loss)	$(29,646)	$5,092	$(7,315)	$2,584
Net increase (decrease) in net assets resulting from operations	$(9,872)	$18,991	$6,167	$11,359
Net realized and unrealized gain (loss) per share—basic and diluted	$(0.62)	$0.12	$(0.21)	$0.09
Net increase (decrease) in net assets resulting from operations per share—basic and diluted	$(0.21)	$0.46	$0.17	$0.39
Net asset value per share at period end	$19.46	$20.17	$20.14	$20.33

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

Note 13. Selected Quarterly Financial Data (unaudited) (Continued)

	As of and for the Quarter Ended December 31, 2017	As of and for the Quarter Ended September 30, 2017	As of and for the Quarter Ended June 30, 2017	As of and for the Quarter Ended March 31, 2017
Total investment income	$10,018	$7,817	$4,529	$2,242
Net investment income before taxes	$4,823	$5,602	$2,796	$989
Excise tax expense	$5	$—	$—	$—
Net investment income after taxes	$4,818	$5,602	$2,796	$989
Net realized and unrealized gain	$2,097	$1,600	$775	$623
Net increase in net assets resulting from operations	$6,915	$7,202	$3,571	$1,612
Net realized and unrealized gain per share—basic and diluted	$0.08	$0.06	$0.05	$0.06
Net increase in net assets resulting from operations per share—basic and diluted	$0.28	$0.29	$0.21	$0.15
Net asset value per share at period end	$20.30	$20.33	$20.25	$20.24

Note 14. Subsequent Events

        On January 8, 2020, the Company entered into an amended and restated credit agreement (the "Amendment"), of its BCSF Revolving Credit Facility with Goldman Sachs Bank USA, as Sole Lead Arranger, Syndication Agent and Administrative Agent, and U.S. Bank National Association as Collateral Administrator, Collateral Agent and Collateral Custodian (collectively, the "Credit Facility Parties"), which amended and restated the terms of the Existing Credit Facility. The Amendment amends the Existing Credit Facility to, among other things, modify various financial covenants, including removing a liquidity covenant and adding a net asset value covenant with respect to the Company, as sponsor.

        On January 29, 2020, the Company entered into an amended and restated loan and security agreement (the "JPM Credit Agreement" or the "JPM Credit Facility") as Borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent, Securities Intermediary and Bank. The Amended and Restated Loan and Security Agreement amends the Existing Loan and Security Agreement to, among other things, (1) decrease the financing limit under the agreement from $666.6 million to $500.0 million; (2) decrease the minimum facility amount from $466.6 million to $300.0 million period from January 29, 2020 to July 29, 2020 (the minimum facility amount will increase to $350.0 million after July 29, 2020 until the end of the reinvestment period); (3) decrease the interest rate on financing from 2.75% per annum over the applicable London Interbank Offered Rate ("LIBOR") to 2.375% per annum over the applicable LIBOR; (4) extend the scheduled termination date of the agreement from November 29, 2022 to January 29, 2025; and (5) increase the advance rate from 62.5% to 63.5%.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Up to 12,912,453 Shares of Common Stock
Issuable Upon Exercise of Rights
to Subscribe for Such Shares

PROSPECTUS
May 8, 2020

J.P. Morgan

BofA Securities

Morgan Stanley